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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number		811-7428

ING Mutual Funds
(Exact name of registrant as specified in charter)

7337 E. Doubletree Ranch Rd., Scottsdale, AZ			85258
(Address of principal executive offices)			(Zip code)

The Corporation Trust Company, 1209 Orange Street, Wilmington, DE 19801
(Name and address of agent for service)

Registrant’s telephone number, including area code:		1-800-992-0180

Date of fiscal year end:	October 31

Date of reporting period:	November 1, 2004 to April 30, 2005

ITEM 1.                             REPORTS TO STOCKHOLDERS.

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1):

Semi-Annual Report

April 30, 2005

Classes A, B, C and M

Global Equity Funds
▪	ING Global Equity Dividend Fund
▪	ING Global Real Estate Fund
▪	ING Global Value Choice Fund (Formerly, ING Worldwide Growth Fund)

International Equity Funds
▪	ING Emerging Countries Fund
▪	ING Foreign Fund
▪	ING International Fund
▪	ING International SmallCap Fund
(Formerly, ING International SmallCap Growth Fund)
▪	ING International Value Fund
▪	ING International Value Choice Fund
▪	ING Precious Metals Fund
▪	ING Russia Fund

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This report is submitted for general information to shareholders of the ING Funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds’ investment objectives, risks, charges, expenses and other information. This information should be read carefully.

TABLE OF CONTENTS

President’s Letter	1

Market Perspective	2

Portfolio Managers’ Reports	4

Shareholder Expense Examples	26

Statements of Assets and Liabilities	30

Statements of Operations	36

Statements of Changes in Net Assets	39

Financial Highlights	44

Notes to Financial Statements	60

Portfolios of Investments	76

Shareholder Meeting Information	103

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PRESIDENT’S LETTER

Dear Shareholder:

The past year has brought about numerous changes in the mutual funds industry, including requests for additional disclosures. I would like to draw your attention to some additional information you will now see in the reports due, in part, to these new requirements:

•      You will see a new section entitled “Shareholder Expense Examples”. These examples are intended to illustrate for you the ongoing costs of investing in a mutual fund and to provide a method to compare those costs with the ongoing costs of investing in other mutual funds.

•      In addition to the normal performance tables included in the Portfolio Managers’ Reports, there are now additional graphical or tabular presentations, which illustrate the current holdings of the funds as of the period-end.

•      Each fund now also files its complete schedule of portfolio holdings with the Securities Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. These Forms are available for shareholders to view on the SEC’s website at www.sec.gov.

We welcome these changes and believe that they will provide valuable information to our shareholders. We hope you will find these additional disclosures beneficial and easy to understand.

On behalf of ING Funds, I thank you for your continued support and confidence and look forward to serving you in 2005 and beyond.

Sincerely,

James M. Hennessy President ING Funds May 23, 2005

MARKET PERSPECTIVE: SIX MONTHS ENDED APRIL 30, 2005

For the six month period ended April 30, 2005, global equities returned 5.7%, according to the Morgan Stanley Capital International (“MSCI”) World Index(1) in dollars, including net reinvested dividends. In currencies, the dollar weakened against all major currencies, but was rebounding in the later stages of the period. The U.S. currency slipped 0.6% against the euro, 1.0% against the yen and a more substantial 3.75% against the pound.

Interest rate issues were never far from the minds of investors in all markets. Commentators on investment grade U.S. fixed income securities were confounded by the flattening of the Treasury yield curve. Four times during the half year the Federal Open Market Committee (“FOMC”) raised the Federal Funds rate by 0.25% to 2.75%, making seven increases since last June. More increases to come were signaled. Yet the yield on the ten-year Treasury continued to fall into February, with a disappointing jobs report as catalyst. On February 9, the ten-year Treasury yield reached its low point of 3.98%. Even Chairman Greenspan confessed his own bafflement at this “conundrum”, unnerving many investors with his apparent displeasure. This and other shocks sent ten-year Treasury yields back up to their semi-annual peak of 4.62% on March 28, but it was short lived. In the weeks that followed, evidence of slowing activity and firming inflation mounted. Barely two months after Greenspan’s “conundrum” speech, the conundrum was back. For the half-year the yield on 10-year Treasury Notes rose just 0.017% to 4.20%, while yeilds on 13-week Treasury Bills soared 0.097% to 2.84%, reflecting FOMC action. The return on the broader Lehman Brothers Aggregate Bond Index(2) was 0.98%. In such an environment high yield bonds could not be expected to thrive. The Lehman Brothers High Yield Bond Index(3) barely broke even, returning 0.08%.

The U.S. equities market in the form of the Standard & Poor’s (“S&P”) 500 Index(4), added 3.3% including dividends. At this point the market was trading at a price to earnings (“P/E”) level of about 151/2 times earnings for the current fiscal year. The market advanced strongly in the last two months of 2004, powered by the clear presidential result, retreating oil prices after the October record and a bullish November employment report. By January, this was being seen as overly optimistic and stocks fell back. But encouraging elections in Iraq and an upsurge in merger and acquisition activity somewhat relieved the gloom. This was followed through in February as fourth quarter 2004 corporate earnings showed average growth above 20%. A better than expected employment report on March 4th propelled the S&P 500 Index to its best close of the half year the next day. But the sell off from this high to the end of April was swift as fears of slowing growth, rising inflation, and slumping consumer confidence sent the market to its 2004 low point in mid-April.

Japan equities firmed 4.8% in dollars, based on the MSCI Japan Index(5) plus net dividends and were trading on average at about 16.2 times current fiscal year earnings. The headline of the half-year was undoubtedly that Japan was in recession again for the fourth time in 13 years, with Gross Domestic Product (“GDP”) falling in the middle two quarters of 2004. This, plus the worst deflation figure in 20 months, slumping consumer spending and industrial production undermined confidence. The International Monetary Fund downgraded Japan’s forecast GDP growth to just 0.8% for 2005. In addition, investors were rattled by political tension with China, now Japan’s largest trading partner. Some hopeful signs, however, powered the market higher. While GDP fell, it was still 2.6% higher in 2004 than in 2003. Market valuations are comparable to the U.S. and earnings may grow faster. In short, downbeat economic headlines may not rule out opportunities at the company level.

European ex UK markets jumped 9.2% in dollars during the reporting period, according to the MSCI Europe ex UK Index(6) in dollars including net dividends, repeatedly breaching levels last seen in mid-2002, before drifting down at the end. Markets in this region were trading on average at about 12.6 times earnings for the current fiscal year. As in Japan, the main economic news was disappointing. The number of people unemployed in Germany reached about five million and in France the rate matched an all time high of 10.1%. Eurozone GDP only rose by 0.2% in the last quarter of 2004. This and surging oil prices weighed on business and consumer confidence. However (as in Japan), prospects look better at the company level. The strong euro has forced corporations to become more profitable. European markets currently offer earnings growth similar to the U.S., but at a discount.

The UK market gained 10.3% in dollars, based on the MSCI UK Index(7) including net dividends. Like the rest of Europe, the UK market repeatedly reached the highest levels since mid-2002. Unlike the rest of Europe, the economy has been growing quite well,

MARKET PERSPECTIVE: SIX MONTHS ENDED APRIL 30, 2005

3.1% in 2004, with very low unemployment at 4.8%. The main task for the monetary authorities has been to cool booming housing prices and consumer demand. Five interest rate increases to 4.75% seem to have worked. A major mortgage lender announced in March that house prices had registered their biggest monthly drop in nearly ten years. By April, manufacturing production and retail sales were slipping, factory orders plunged to a two-year low and first quarter GDP growth slowed to 0.6%. The cycle of interest rate increases in the UK may now be at its end.

(1)	The MSCI World Index is an unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.

(2)

The Lehman Brothers Aggregate Bond Index is a widely recognized, unmanaged index of publicly issued investment grade U.S. Government Securities, mortgage-backed, asset-backed and corporate debt securities.

(3)	The Lehman Brothers High Yield Bond Index is an unmanaged index that measures the performance of fixed-income securities generally representative of corporate bonds rated below investment-grade.

(4)

The Standard & Poor’s 500 Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

(5)	The MSCI Japan Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.

(6)	The MSCI Europe ex UK Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.

(7)	The MSCI UK Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.

All indices are unmanaged and investors cannot invest directly in an index.

Past performance does not guarantee future results. The performance quoted represents past performance. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Funds’ performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.ingfunds.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of the Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

ING GLOBAL EQUITY DIVIDEND FUND	PORTFOLIO MANAGERS’ REPORT

Country Allocation*
as of April 30, 2005
(as a percent of net assets)

* Excludes other assets and liabilities of 6.8% of net assets.

Portfolio holdings are subject to change daily.

The ING Global Equity Dividend Fund (the “Fund”) seeks growth of capital with dividend income as a secondary consideration. The Fund is managed by Jorik van den Bos, Director, Global Equities, Joris Franssen, Portfolio Manager and Joost de Graaf, CFA, Senior Investment Manager, ING Investment Management Advisors B.V. — the Sub-Adviser.

Performance: For the six months ended April 30, 2005, the Fund’s Class A shares, excluding sales charges, provided a total return of 7.82% compared to the Morgan Stanley Capital International (“MSCI”) World Index(4), which returned 5.97% for the same period.

Portfolio Specifics: During the reporting period, the Fund outperformed the Index. Defensive sectors like energy, utilities and real estate performed very well across the board. The strategy has large positions in all these sectors. The strategy also benefited from its underweight position in information technology. Within consumer staples, a large position in tobacco producers helped the strategy as litigation fears eased. Food producers, like Conagra and Sara Lee, had a difficult period as raw material prices went up and competitive pressure increased.

Regionally, the Fund profited from its large position in Emerging Markets, which performed well, especially at the end of 2004. Emerging Markets offered many investment opportunities with very attractive dividend yields, sound fundamentals and above average growth prospects.

In general, stock picking clearly had a positive contribution to the Fund’s performance. Among the best performing stocks where the Spanish construction company Fomento de Construcciones y Contratas SA (+44.1%) and the South Korean utility Korea Electric Power Corp. (+46.3%). In the U.S., the strategy benefited from further consolidation in the utility sector where Exelon acquired Public Service Enterprise Group, Inc. (+39.3%). The worst performing stock was General Motors Corp. (-28.9%). The shares collapsed after the company posted a quarterly loss of over $1billion because sales slowed while costs were rising. Of course, we follow the developments very closely. During the first four months of 2005, the Fund’s strategy clearly showed that it has more to offer than just a high dividend yield. During this period, 50 companies in our portfolio increased their dividends. These higher dividend payments are the result of a good earnings season and strong cash flow generation of the companies in our portfolio. Several companies stood out the crowd. Cia Siderurgica Nacional SA (CSN) with a whopping 374% increase, Suncorp-Metway Ltd. 40%, China Steel Corp. 34.5%, Riunione Adriatica di Sicurta S.p.A. 33.3%, and Barratt Developments PLC with a 25% increase. The biggest dividend surprise came from General Maritime Corp., the second largest U.S. oil tanker owner announced its first dividend, yielding 16%, fulfilling a pledge to give most of its cash flow to investors in the form of dividends.

Current Strategy and Outlook: We believe the outlook for the Fund remains positive. Investments in defensive sectors like utilities, real estate and consumer staples give the strategy downside protection. These sectors are relatively cheap, less dependent on the economic environment and offer stable, high dividend yields. This may result in outperformance versus global equities if they fall significantly.

If the equity markets move sideways, stock selection and the consistent, disciplined strategy will likely add value. In this scenario, dividends may well make for an important part of the total return. This may result in positive absolute returns and outperformance of global equities.

We believe that only in the case of a strong rally it will be difficult to outperform global equities. If a rally is broadly driven, investments in financials and more cyclical sectors like industrials, consumer cyclicals and basic materials are also expected to show a strong performance. A rally driven by growth stocks (especially information technology or healthcare) will be the most difficult environment for the strategy. Although we do expect that absolute returns will be positive in that scenario.

Top Ten Industries
as of April 30, 2005
(as a percent of net assets)

Banks	18.1%
Electric	9.5%
Telecommunications	8.3%
Real Estate Investment Trusts	6.5%
Oil and Gas	5.8%
Agriculture	4.4%
Pharmaceuticals	3.2%
Beverages	2.5%
Pipelines	2.4%
Chemicals	2.3%

Portfolio holdings are subject to change daily.

PORTFOLIO MANAGERS’ REPORT	ING GLOBAL EQUITY DIVIDEND FUND

Average Annual Total Returns for the Periods Ended April 30, 2005

	1 Year	Since Inception of Class A September 17, 2003		Since Inception of Class B October 24, 2003		Since Inception of Class C October 29, 2003
Including Sales Charge:
Class A(1)	13.48%	17.97%		—		—
Class B(2)	14.53%	—		18.40%		—
Class C(3)	18.62%	—		—		19.93%
Excluding Sales Charge:
Class A	20.40%	22.36%		—		—
Class B	19.53%	—		20.80%		—
Class C	19.62%	—		—		19.93%
MSCI World Index(4)	10.94%	16.72	%(5)	13.27	%(6)	13.27	%(6)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Global Equity Dividend Fund against the Index or Indices indicated. An Index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund’s performance is shown both with and without the imposition of sales charges.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

Total returns reflect that the Investment Manager may have waived or recouped fees and expenses otherwise payable by the Fund.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

It is important to note that the Fund has a limited operating history. Performance over a longer period of time may be more meaningful than short-term performance.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)	Reflects deduction of the maximum Class A sales charge of 5.75%.

(2	Reflects deduction of the Class B deferred sales charge of 5% and 4%, respectively, for the 1 year and since inception returns.

(3)	Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4)	The MSCI World Index is an unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.

(5)	Since inception performance for the index is shown from October 1, 2003.

(6)	Since inception performance for the index is shown from November 1, 2003.

ING GLOBAL REAL ESTATE FUND	PORTFOLIO MANAGERS’ REPORT

Country Allocation*
as of April 30, 2005
(as a percent of net assets)

* Excludes other assets and liabilities of 3.5% of net assets.

Portfolio holdings are subject to change daily.

The ING Global Real Estate Fund (the “Fund”) seeks to provide investors with high total return. The Fund is managed by a team led by, T. Ritson Ferguson, Chief Investment Officer, ING Clarion Real Estate Securities L.P. — the Sub-Adviser.

Performance: For the six months ended April 30, 2005, the Fund’s Class A shares, excluding sales charges, provided a total return of 12.65% compared to the Standard & Poor’s (“S&P”)/Citigroup World Property Index(4), which returned 10.56% for the same period.

Portfolio Specifics: The Fund’s overweight in Europe contributed to outperformance during the six-month period, as European property stocks were 19.4% during this time period. Outperformers in Europe included France 26.8%, Italy 27.7%, Spain 32.6% and Sweden 43.4%. Funds flows remained strong in Europe, partly as the result of a combination of attractive earnings yields, above average growth rates, recovering office markets, and continued merger and aquisition activity. Takeover activity was highlighted by the announced acquisition of French office/apartment company Gecina by Spanish developer Metrovacesa. Gecina, a position within the Portfolio, was up 12% on news of the deal.

The Asia-Pacific region was the second best performer by major region, up 10.5% during this time period. Singapore, although small, was the star performer within Asia, up over 25%, followed by Hong Kong up 12.9%, which has seen a sharp strengthening in office rents (25% in the first quarter of 2005 alone).

North America trailed with 7.7% total return as the sharply negative January brought down returns in the U.S. The Fund’s underweights in the Asia-Pacific and North American regions on average served it well during the period. Probably the most dominant theme affecting property stocks during the period was the volatility of bond yields in response to uneven economic data. On average, however, global economic news has been disappointing, causing longer-term bond yields to remain largely unchanged despite the U.S. Federal Reserve putting upward pressure on short rates by increasing the Fed Funds rate to 3.00%. The sluggish economic data, especially in Europe and to a lesser extent North America, has been good for property stocks as they continue to offer attractive relative yield.

The U.S. dollar generally weakened during the six months, most notably versus the Aussie dollar and British pound (4.4% and 4.2%, respectively) and by approximately 1% versus the Euro and Japanese yen. The exception was a 3% strengthening versus the Canadian dollar. A weakening U.S. dollar benefits an investor in the Fund, as returns translated from the strengthening currency convert to more U.S. dollars once converted back.

Current Strategy and Outlook: The Fund, while maintaining a core of higher dividend yielding, defensively positioned stocks, has shifted over the past several months into higher growth countries and sectors, which may respond better to economic recovery. The Fund has reduced the extent of its overweight in Europe and added to the recovering economies of the Asia-Pacific region, particularly Japan and Hong Kong, both of which are exhibiting improving property fundamentals. By property type, the Fund is shifting its weighting towards sectors which have further to respond to improving economies, such as the office, apartment, and lodging sectors. The Fund is underweighted in sectors, which may not perform as well in such an environment, such as the more income-oriented health care sector. Through an average 3%-4% dividend yield plus 5%-8% prospective annual earnings growth, we believe global property stocks continue to be well-positioned to conservatively deliver attractive total returns over the next several years.

Top Ten Industries
as of April 30, 2005
(as a percent of net assets)

Real Estate Operations/Development	22.9%
Office Property	13.8%
Real Estate Management/Services	9.6%
Property Trust	9.6%
Apartments	8.9%
Regional Malls	7.3%
Shopping Centers	7.0%
Diversified	6.0%
Warehouse/Industrial	4.0%
Hotels and Motels	3.5%

Portfolio holdings are subject to change daily.

PORTFOLIO MANAGERS’ REPORT	ING GLOBAL REAL ESTATE FUND

Average Annual Total Returns for the Periods Ended April 30, 2005

	1 Year	Since Inception of Class A November 5, 2001		Since Inception of Class B March 15, 2002		Since Inception of Class C January 8, 2002
Including Sales Charge:
Class A(1)	24.45%	21.44%		—		—
Class B(2)	26.13%	—		20.55%		—
Class C(3)	30.22%	—		—		21.14%
Excluding Sales Charge:
Class A	32.04%	23.52%		—		—
Class B	31.13%	—		21.19%		—
Class C	31.22%	—		—		21.14%
S&P/Citigroup World Property Index(4)	32.06%	22.88	%(5)	23.34	%(6)	22.11	%(7)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Global Real Estate Fund against the Index or Indices indicated. An Index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund’s performance is shown both with and without the imposition of sales charges.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

Total returns reflect that the Investment Manager may have waived or recouped fees and expenses otherwise payable by the Fund.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

It is important to note that the Fund has a limited operating history. Performance over a longer period of time may be more meaningful than short-term performance.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)	Reflects deduction of the maximum Class A sales charge of 5.75%.

(2)	Reflects deduction of the Class B deferred sales charge of 5% and 3%, respectively, for the 1 year and since inception returns.

(3)	Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4)

The S&P/Citigroup World Property Index is an unmanaged market-weighted total return index which consists of many companies from developed markets whose floats are larger than $100 million and derive more than half of their revenue from property-related activities.

(5)	Since inception performance for index is shown from November 1, 2001.

(6)	Since inception performance for index is shown from March 1, 2002.

(7)	Since inception performance for index is shown from January 1, 2002.

ING GLOBAL VALUE CHOICE FUND	PORTFOLIO MANAGERS’ REPORT

Country Allocation*
as of April 30, 2005

(as a percent of net assets)

* Excludes other assets and liabilities of 1.0% of net assets.

Portfolio holdings are subject to change daily.

The ING Global Value Choice Fund (formerly, ING Worldwide Growth Fund, the “Fund”) seeks long-term capital appreciation. The Fund is managed by Paul Hechmer, Gregg Tenser, CFA and Mark Morris, CFA, each a Senior Vice President and Portfolio Manager and Jon Bosse, CFA, Chief Investment Officer, NWQ Investment Management Company, LLC — the Sub-Adviser*.

Performance: For the six months ended April 30, 2005, the Fund’s Class A shares, excluding sales charges, provided a total return of 4.64% compared to the Morgan Stanley Capital International (“MSCI”) World Index(4), which returned 5.97% for the same period.

Portfolio Specifics: For the period November 1, 2004, through January 31, 2005, Global markets advanced strongly in November and December following a decisive outcome of the U.S. election and lower oil prices after a record high in October. A resumed rise in oil prices and escalating concerns that global growth was slowing resulted in soft markets in January. After a sharp decline against the major currencies in November and December, the dollar rallied in January. In the U.S., the consumer staples and utility sectors were especially strong in the reporting period, while the telecommunication services and information technology sectors were relatively weak. Internationally, strength was concentrated in the industrials, consumer staples, materials, and financial sectors, with information technology and health care stocks performing relatively poorly. The developed Asia (ex-Japan) and European markets were strongest.

The domestic equity portion of the Fund outperformed the U.S. component of the benchmark as a result of strong stock selection results in the industrials, financial, and health care sectors. Performance in the energy sector detracted somewhat from results. At the security level, health care holdings Wellpoint Health Networks and Barr Pharmaceuticals contributed significantly, as did Oshkosh Truck and Alliant Techsystems in the industrials sector. In the international portion of the Fund, selection results in the materials sector were primarily responsible for the underperformance as well as poor stock selection in general. Strong contributions were recorded in the health care sector. At the security level, Singaporean real estate developer CapitaLand, British insurer Legal & General, and UK-based Imperial Tobacco Group were among the strongest contributors. Placer Dome (Canada), French semiconductor producer ST Microelectronics, and Japanese drug company Chugai Pharmaceutical were some of the worst performers. Securities previously discussed are not held by the Fund as of April 30, 2005.

Since assuming sub-advisory management of the Fund effective February 1, 2005, the Fund outperformed the benchmark, although still posting negative returns as strong returns in February were more than offset by weakness in the following two months. The U.S. Federal Reserves’ 25 basis point interest rate hike on February 22 precipitated the fall, while growing concerns about the likelihood of a global economic slowdown exacerbated it. On a relative basis, the Fund was aided by strong absolute performance in the energy and industrials area of the market. The Fund also benefited from holding Metso Oyj, a Finnish machinery company, which appreciated significantly in the period. Regionally, stocks in the U.S. bolstered relative performance. In particular, Aetna, Inc. in the healthcare sector and Kerr-Mcgee Corp. in the energy sector were strong performers as was Suncor Energy, Inc. in Canada. Offsetting some of these gains were an underweight in the healthcare sector and declines in the financials sector.

Current Strategy and Outlook: We continue to feel that value opportunities still exist and that these opportunities are finely balanced between both domestic and international companies. The Fund maintains a high exposure to the materials sector, where we believe that absolute value opportunities still exist, primarily in the international space, through a broad range of commodity companies. We are also finding opportunities in many fixed line telecommunications companies based across the globe. Conversely, we are struggling to find names in the healthcare sector and international financial companies, which fit our criteria of quality companies trading at compelling valuations. From a regional perspective, we maintain a full weight in the U.S., although more opportunities are presenting themselves overseas than domestically and internationally we have an overweight to Japan while being underweight in Europe.

Top Ten Industries
as of April 30, 2005
(as a percent of net assets)

Telecommunications	9.8%
Diversified Financial Services	9.3%
Oil and Gas	9.1%
Mining	8.1%
Aerospace/Defense	5.4%
Insurance	4.4%
Food	4.3%
Electric	4.3%
Software	3.6%
Media	3.0%

Portfolio holdings are subject to change daily.

*Effective February 1, 2005, NWQ Investment Management Company, LLC became sub-adviser to ING Global Value Choice Fund. Prior to February 1, 2005, the Fund was sub-advised by ING Investment Management Co. The views expressed are those of the specific sub-adviser with respect to the period of time discussed.

PORTFOLIO MANAGERS’ REPORT	ING GLOBAL VALUE CHOICE FUND

Average Annual Total Returns for the Periods Ended April 30, 2005

	1 Year	5 Year	10 Year	Since Inception of Class B May 31, 1995
Including Sales Charge:
Class A(1)	0.51%	(11.06)%	7.21%	—
Class B(2)	0.90%	(10.95)%	—	7.23%
Class C(3)	4.91%	(10.59)%	7.15%	—
Excluding Sales Charge:
Class A	6.64%	(10.00)%	7.85%	—
Class B	5.90%	(10.60)%	—	7.23%
Class C	5.91%	(10.59)%	7.15%	—
MSCI World Index(4)	10.94%	(2.03)%	7.31%	7.28	%(5)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Global Value Choice Fund against the Index or Indices indicated. An Index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund’s performance is shown both with and without the imposition of sales charges.

The performance table does not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

Total returns reflect that the Investment Manager may have waived or recouped fees and expenses otherwise payable by the Fund.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)	Reflects deduction of the maximum Class A sales charge of 5.75%.

(2)	Reflects deduction of the Class B deferred sales charge of 5% and 2%, respectively, for the 1 year and 5 year returns.

(3)	Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4)	The MSCI World Index is an unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.

(5)	Since inception performance for index is shown from June 1, 1995.

ING EMERGING COUNTRIES FUND	PORTFOLIO MANAGERS’ REPORT

Country Allocation*
as of April 30, 2005

(as a percent of net assets)

*	Excludes other assets and liabilities of -5.5% of net assets and 9.9%
of net assets for short-term investments related to securities lending.

Portfolio holdings are subject to change daily.

The ING Emerging Countries Fund (the “Fund”) seeks maximum long-term capital appreciation. The Fund is managed by Brandes Investment Partners, L.P. — the Sub-Adviser*. Brandes’ Emerging Markets Investment Committee is responsible for making day-to-day investment decisions for the Fund.

Performance: For the six months ended April 30, 2005, the Fund’s Class A shares, excluding sales charges, provided a total return of 11.39% compared to the Morgan Stanley Capital International (“MSCI”) Emerging Markets (“EM”) Index(5), which returned 13.63% for the same period.

Portfolio Specifics: During the first four months of the reporting period the Fund slightly underperformed its benchmark (22.48% versus 24.81%). Emerging Markets finished the calendar year 2004 on a strong note (up 9.3% in November and 4.8% in December, ending the full calendar year up 26%). This rally coincided with the strong post-election rally in the U.S. equity markets. At the end of November an important rebalancing of the MSCI EM Index took place. Taiwan’s Limited Investibility Factor (LIF) was raised from 0.55 to 0.75, taking the MSCI Taiwan weight up from approximately 10% to 14%. In January, Emerging Markets were basically flat but surged 8.7% in February. The main elements of underperformance over the four-month period were stock selection among financials and in Turkish stocks, as well as the opportunity loss from maintaining a cash balance in a strong market.

For the period from March 1, 2005 through April 30, 2005, declines for holdings in Brazil and South Korea weighed on the Fund’s results. Positions registering declines included Telesp Celular Participacoes SA (Brazil) and LG Chemicals Ltd. (South Korea). Other holdings posting declines included Yageo Corp. (Taiwan) and Manila Electric Co. (Philippines).

On an industry basis, declines for positions in commercial banking and diversified telecom services had the most substantial impact on performance.

At March 1, 2005, we established a wide range of positions at prices that we consider attractive.

As of April 30, 2005, the Fund’s most substantial country weighting was in South Korea. On an industry basis, the Fund’s largest exposure was in telecommunications.

Current Strategy and Outlook: Our investment philosophy continues to focus on fundamental company analysis with a long-term perspective. In all market environments, we search for and hold stocks that are trading at discounts to our estimates of their fair values. We believe this strategy may provide patient investors with favorable results.

Keep in mind that the Fund’s weightings for countries and industries are not the product of “top-down” forecasts or opinions regarding interest rates, economic growth, or other macroeconomic variables. Instead, these weightings stem from our company-by-company search for compelling investment opportunities in emerging markets.

Top Ten Industries
as of April 30, 2005
(as a percent of net assets)

Telephone-Integrated	16.3%
Banks	13.8%
Cellular Telecommunications	12.5%
Electric	8.2%
Chemicals	4.6%
Beverages	4.4%
Oil and Gas	3.7%
Auto Manufacturers	3.0%
Telecommunications	3.0%
Agriculture	2.7%

Portfolio holdings are subject to change daily.

*Effective March 1, 2005, Brandes Investment Partners, L.P. became sub-adviser to ING Emerging Countries Fund. Prior to March 1, 2005, the Fund was sub-advised by ING Investment Management Advisors B.V. The views expressed are those of the specific sub-adviser with respect to the period of time discussed.

PORTFOLIO MANAGERS’ REPORT	ING EMERGING COUNTRIES FUND

Average Annual Total Returns for the Periods Ended April 30, 2005
	1 Year	5 Year	10 Year	Since Inception of Class B May 31, 1995		Since Inception of Class M August 5, 2002
Including Sales Charge:
Class A(1)	11.47%	0.39%	6.85%	—		—
Class B(2)	12.50%	0.62%	—	6.17%		—
Class C(3)	16.47%	0.75%	6.77%	—		—
Class M(4)	13.64%	—	—	—		20.36%
Excluding Sales Charge:
Class A	18.28%	1.58%	7.48%	—		—
Class B	17.50%	1.01%	—	6.17%		—
Class C	17.47%	0.75%	6.77%	—		—
Class M	17.76%	—	—	—		21.93%
MSCI EM Index(5)	24.04%	6.05%	4.14%	3.63	%(6)	27.41	%(7)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Emerging Countries Fund against the Index or Indices indicated. An Index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund’s performance is shown both with and without the imposition of sales charges.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

Total returns reflect that the Investment Manager may have waived or recouped fees and expenses otherwise payable by the Fund.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)	Reflects deduction of the maximum Class A sales charge of 5.75%.

(2)	Reflects deduction of the Class B deferred sales charge of 5% and 2%, respectively, for the 1 year and 5 year returns.

(3)	Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4)	Reflects deduction of the maximum Class M sales charge of 3.50%.

(5)	The MSCI EM Index is an unmanaged index that measures the performance of securities listed on exchanges in developing nations throughout the world.

(6)	Since inception performance for index is shown from June 1, 1995.

(7)	Since inception performance for index is shown from August 1, 2002.

ING FOREIGN FUND	PORTFOLIO MANAGERS’ REPORT

Country Allocation*
as of April 30, 2005

(as a percent of net assets)

*	Excludes other assets and liabilities of 7.5% of net assets and
1.0% of net assets for short-term investments related to securities lending.

Portfolio holdings are subject to change daily.

The ING Foreign Fund (the “Fund”) seeks long-term growth of capital. The Fund is managed by Rudolph-Riad Younes, CFA, Senior Vice President and Head of International Equity and Richard Pell, Senior Vice President and Chief Investment Officer, Julius Baer Investment Management, LLC — the Sub-Adviser.

Performance: For the six months ended April 30, 2005, the Fund’s Class A shares, excluding sales charges, provided a total return of 7.59% compared to the Morgan Stanley Capital International Europe, Australasia and Far East (“MSCI EAFE”) Index(4), which returned 8.95% for the same period.

Portfolio Specifics: During the period, there were several factors, which detracted from results relative to the Index. Within the Japanese equity market, positions held in Japanese financials were disappointing. We have been building positions there in anticipation of margin improvements as restructuring continues. However, concerns over the outlook for the Japanese economy undermined stocks over the period. Forward foreign exchange positions into the Japanese Yen also detracted from results. An underweight to basic materials at a time when commodity prices were pushed higher by hedge funds and other speculators impacted our results. Stock selection within this sector also negatively impacted performance, particularly shares of BHP Billiton Ltd. and Newcrest Mining Ltd., both of which underperformed the Index over the period. Cash equivalents denominated in Euros underperformed the Index as did our holding in SNP Petrom SA in Romania. Stock selection within the consumer discretionary sector underperformed the Index amid an environment where European indicators have been hinting at a slowdown for several months. The average cash holding of approximately 3.8% also significantly detracted from performance.

Our underweight within information technology had a positive impact on performance. We have long had concerns over this sector from a valuation perspective amid an environment of slowing earnings momentum and a change in accounting standards related to stock options. Stock selection within health care was also positive. We have recently been increasing our weighting to European health care stocks, which we believe are attractively valued following a long period of relative underperformance. Within financial services, several positions held in the emerging European markets were strong performers. Specifically, Sberbank RF Russia, Turkiye Garanti Bankasi AS, OTP Bank Rt. and Turkiye IS Bankasi AS were positive contributors. Our overweight to energy supported the strategy. We observe that production growth has failed to keep up with demand. Existing oil fields are depleted while reserve replacement has been weak. Median production growth in 2004 was negative 3.8% while consumption was up last year by 3.4%. We anticipate that supply-demand imbalances will keep oil prices high with further pressure on prices coming from China and India.

Current Strategy and Outlook: We expect that international equity markets will remain under pressure given relatively high valuations, even after recent declines, and uncertainty over the direction of economic growth and interest rates. We remain defensively positioned and focused on stocks of companies with strong cash flow and balance sheets, which we believe will be more resilient in the difficult business environment that seems to lie ahead. Within emerging markets, we continue to focus on Eastern and Central Europe. Interest in this region has been driven by expectations of increasing integration with Western Europe. However, in the run-up to a May 29th referendum in France on the proposed European Constitution, hostility to further European expansion has become a rallying issue for anti-EU factions. It is far from clear how this will ultimately impact these economies. We continue to view the emerging European countries as having attractive fundamentals and so are retaining our positions in these markets.

Top Ten Industries
as of April 30, 2005
(as a percent of net assets)

Banks	23.5%
Oil and Gas	9.9%
Telecommunications	6.4%
Pharmaceuticals	5.5%
Food	4.1%
Engineering and Construction	3.5%
Mining	3.5%
Media	2.6%
Electric	2.4%
Diversified Financial Service	2.3%

Portfolio holdings are subject to change daily.

PORTFOLIO MANAGERS’ REPORT	ING FOREIGN FUND

Average Annual Total Returns for the Periods Ended April 30, 2005
	1 Year	Since Inception of Class A July 1, 2003		Since Inception of Class B July 8, 2003		Since Inception of Class C July 7, 2003
Including Sales Charge:
Class A(1)	8.41%	14.20%		—		—
Class B(2)	8.17%	—		13.50%		—
Class C(3)	12.14%	—		—		15.66%
Excluding Sales Charge:
Class A	15.03%	17.95%		—		—
Class B	13.17%	—		15.47%		—
Class C	13.14%	—		—		15.66%
MSCI EAFE Index(4)	15.42%	24.45	%(5)	24.45	%(5)	24.45	%(5)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Foreign Fund against the Index or Indices indicated. An Index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund’s performance is shown both with and without the imposition of sales charges.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

Total returns reflect that the Investment Manager may have waived or recouped fees and expenses otherwise payable by the Fund.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

It is important to note that the Fund has a limited operating history. Performance over a longer period of time may be more meaningful than short-term performance.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)	Reflects deduction of the maximum Class A sales charge of 5.75%.

(2)	Reflects deduction of the Class B deferred sales charge of 5% and 4%, respectively, for the 1 year and since inception returns.

(3)	Reflects deduction of the Class C deferred sales charge of 1% for the since inception return.

(4)	The MSCI EAFE Index is an unmanaged index that measures the performance of securities listed on exchanges in Europe, Australasia and the Far East.

(5)	Since inception performance for index is shown from July 1, 2003.

ING INTERNATIONAL FUND	PORTFOLIO MANAGERS’ REPORT

Country Allocation*
as of April 30, 2005

(as a percent of net assets)

* Excludes other assets and liabilities of 0.3% of net assets.

Portfolio holdings are subject to change daily.

The ING International Fund (the “Fund”) seeks long-term growth of capital through investment in equity securities and equity equivalents of companies outside of the U.S. The Fund is managed by a team of investment professionals led by Richard T. Saler and Philip A. Schwartz, CFA, each a Senior Portfolio Manager, ING Investment Management Co. — the Sub-Adviser.

Performance: For the six months ended April 30, 2005, the Fund’s Class A shares, excluding sales charges, provided a total return of 5.35% compared to the Morgan Stanley Capital International Europe, Australasia and Far East (“MSCI EAFE”) Index(4), which returned 8.95% for the same period.

Portfolio Specifics: We maintained a defensive position for the six-month reporting period, which initially proved to be a drag on performance as markets continued to prefer cyclically sensitive and lesser quality stocks. For the past few months, however, mounting concerns over economic growth rates and sustained high oil prices are being reflected in a move to more defensive stocks and sectors. Consequently, the bulk of the underperformance was recorded in the fist half of the period under review.

Stock selection results were disappointing in Developed Asia ex-Japan, emerging markets and North America, and neutral in Japan and Europe. Excluding the negative impact of the residual cash holding in a rising market, sector allocation added value, especially by underweighting the relatively weak consumer discretionary and information technology sectors. Within the sectors, performance in the financial, materials, and consumer staples sectors detracted significantly from the Fund’s return, while positive results in the telecommunication services and consumer discretionary sectors partly offset this.

At the security level, the largest detractor was Canadian gold producer Placer Dome, Inc. in a poorly performing gold market. Aluminum Corp. of China Ltd. was impacted by the weakness in the materials sector in the latter part of the review period. ST Microelectronics NV was hurt in a vulnerable semiconductor market, and Barco NV, which had disappointing earnings, impacted the result in technology. A significant positive contribution was made by our position in Deutsche Boerse AG, a leading player in the consolidation of European stock exchanges. Singaporean real estate developer CapitaLand (previously held) and TDC A/S (the major telecom services provider in Denmark) were among the other stocks contributing positively.

Current Strategy and Outlook: The deceleration in international economic growth is starting to be reflected in reduced earnings growth rate estimates for 2005. Continued cost reductions in both Europe and Japan should, however, offset some of the negative impact of declining revenue growth. On the positive side, under this scenario, the pressure on inflation and interest rates may be relatively contained.

The market is, however, starting to rotate into more defensive sectors and stocks with a relatively high and visible cash flow profile. Our analysis indicates that these stocks are still commanding almost no premium compared to the market and their more cyclically sensitive peers, and our portfolio is positioned accordingly. We are modestly overweight Japan and underweight Europe, and maintain a small exposure to selected emerging markets opportunities. The Fund is underweight consumer discretionary, industrial, materials, and financial sectors, with an emphasis on consumer staples, health care, utility and telecommunication services stocks.

Top Ten Industries
as of April 30, 2005
(as a percent of net assets)

Banks	13.5%
Pharmaceuticals	10.0%
Telecommunications	8.4%
Electric	8.1%
Oil and Gas	7.9%
Food	6.9%
Diversified Financial Services	4.7%
Insurance	4.6%
Agriculture	3.4%
Miscellaneous Manufacturing	2.1%

Portfolio holdings are subject to change daily.

PORTFOLIO MANAGERS’ REPORT	ING INTERNATIONAL FUND

Average Annual Total Returns for the Periods Ended April 30, 2005

	1 Year	5 Year	10 Year	Since Inception of Class B August 22, 2000		Since Inception of Class C September 15, 2000
Including Sales Charge:
Class A(1)	4.64%	(2.99)%	6.33%	—		—
Class B(2)	5.34%	—	—	(3.09)%		—
Class C(3)	9.38%	—	—	—		(1.66)%
Excluding Sales Charge:
Class A	11.02%	(1.83)%	6.96%	—		—
Class B	10.34%	—	—	(2.71)%		—
Class C	10.38%	—	—	—		(1.66)%
MSCI EAFE Index(4)	15.42%	(0.19)%	5.10%	0.22	%(5)	0.22	%(5)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING International Fund against the Index or Indices indicated. An Index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund’s performance is shown both with and without the imposition of sales charges.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

Total returns reflect that the Investment Manager may have waived or recouped fees and expenses otherwise payable by the Fund.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)	Reflects deduction of the maximum Class A sales charge of 5.75%.

(2)	Reflects deduction of the Class B deferred sales charge of 5% and 2%, respectively, for the 1 year and since inception returns.

(3)	Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4)	The MSCI EAFE Index is an unmanaged index that measures the performance of securities listed on exchanges in markets in Europe, Australasia and the Far East.

(5)	Since inception performance for the index is shown from September 1, 2000.

Effective November 1, 2001, Class A shares liquidated within 30 days of purchase are subject to a 2% redemption fee.

ING INTERNATIONAL SMALLCAP FUND	PORTFOLIO MANAGERS’ REPORT

Country Allocation*
as of April 30, 2005

(as a percent of net assets)

*	Excludes other assets and liabilities of -7.7% of net assets and 8.4%
of net assets for short-term investments related to securities lending.

Portfolio holdings are subject to change daily.

The ING International SmallCap Fund (formerly, ING International SmallCap Growth Fund, the “Fund”) seeks maximum long-term capital appreciation. The Portfolio is managed by John Chisholm, CFA, Executive Vice President and Co-Chief Investment Officer and Matthew Cohen, CFA, Senior Vice President and Portfolio Manager, Acadian Asset Management, Inc. — the Sub-Adviser*.

Performance: For the six months ended April 30, 2004, the Fund’s Class A shares, excluding sales charges, provided a total return of 11.68% compared to the Morgan Stanley Capital International Europe, Australasia and Far East (“MSCI EAFE”) SmallCap Index(4) and the Standard & Poor’s/Citigroup Europe, Pacific, Asia Composite/Extended Market Index (“S&P/Citigroup EPAC/EMI”)(6), which returned 15.48% and 14.06%, respectively, for the same period.

Portfolio Specifics: The MSCI EAFE SmallCap Index posted solid gains in the four months ending February 28, 2005, up 20.2%. International equity markets extended November’s gains into December and capped 2004 with robust performance across the board, despite an uncertain environment characterized by rising interest rates, higher oil prices and the ongoing war in Iraq. In the final weeks of 2004, trading volume was thin as investors geared up for the holidays, but the markets reacted favorably to easing oil prices, increased merger activity and rosy outlooks from such industry leaders as Intel Corp. and General Electric Co. The Fund benefitted from overweights in Europe and Canada, but an overweight in Korea detracted from performance. Stock selection was strong in Europe, but was weak in the UK and Japan.

For the period from March 1, 2005, through April 30, 2005, the portfolio underperformed the MSCI EAFE SmallCap Index by approximately 2.6%. This was mostly the result of country allocations, though stock selection also detracted slightly from return.

Looking at country allocations in detail, there was quite significant underperformance from the underweighting in Japan and the overweighting in Canada. These weights were driven mainly by bottom-up stock selection, but based on the characteristics of the stocks in each market, Japan had appeared to be an expensive market and Canada a well-valued one with good earnings potential. Over the two-month period, however, small stocks in Japan rallied while those in Canada trailed the overall index.

The opportunistic allocation to certain emerging markets, including Turkey, China and Korea, also detracted from return. These markets appeared, and continue to appear, very attractive, but this period saw a flight to perceived “quality,” especially away from stocks with leverage on global growth, energy, and trade. Emerging markets were particularly affected by this environment.

Partly offsetting the above results, the Fund saw some positive return from several other country positions, including its overweighting in Denmark and the underweightings in Norway, Ireland and New Zealand. Overall, however, country positions detracted a net of 2.4% of active return.

In terms of stock selection, it was a challenging environment for a value approach in March and April, as the top-ranked companies in terms of attractiveness on price to earnings underperformed. Markets also saw unusually high volatility, which intensified performance effects. Markets where stock selection detracted from return included the United Kingdom, Canada and Japan, where such holdings as Pendragon, Algoma Steel and Nissan Diesel underperformed the benchmark index. Stock selection saw the most underperformance in the services and staples sectors.

The Fund’s negative stock selection return was partly offset by successful stock selection in such markets as Germany, Spain, the Netherlands and Greece. Several service and technology stocks performed well, including Getronics and Ace Aviation.

Current Strategy and Outlook: Acadian pursues a quantitative investment strategy and does not formulate an economic outlook. Currently, France and Germany along with several smaller European markets such as Spain, Denmark and Switzerland are among the most positively weighted European markets. The United Kingdom, Sweden and Belgium are underweighted. We are also underweighting Japan. The Fund maintains its active allocation to Canada and also several emerging markets including Korea, Turkey and China.

The forecasts for the markets we expect to do well are being largely driven by the energy sector, where both valuation and earnings still appear very attractive, as well as the materials sector, which continues to be profitable in the current environment of high demand and rising prices. Technology appears to have a lackluster forecast in most markets, as consumer spending remains subdued. As we look at growth versus value factors in EAFE markets, we expect the recent moderate shift towards growth to continue in the short-term. However, several factors still favor value, particularly earnings/price ratio and, more notably, style momentum.

Top Ten Industries
as of April 30, 2005
(as a percent of net assets)

Retail	8.8%
Iron/Steel	6.2%
Transportation	6.2%
Diversified Financial Services	4.1%
Media	4.1%
Oil and Gas	4.0%
Real Estate	3.9%
Banks	3.7%
Food	3.6%
Insurance	3.4%

Portfolio holdings are subject to change daily.

*Effective March 1, 2005, Acadian Asset Management became sub-adviser to ING International SmallCap Fund. Prior to March 1, 2005, the Fund was sub-advised by Nicholas-Applegate Capital Management. The views expressed are those of the specific sub-adviser with respect to the period of time discussed.

PORTFOLIO MANAGERS’ REPORT	ING INTERNATIONAL SMALLCAP FUND

Average Annual Total Returns for the Periods Ended April 30, 2005

	1 Year	5 Year	10 Year	Since Inception of Class B May 31, 1995
Including Sales Charge:
Class A(1)	10.08%	(3.98)%	13.13%	—
Class B(2)	11.03%	(3.79)%	—	13.37%
Class C(3)	15.02%	(3.43)%	13.11%	—
Excluding Sales Charge:
Class A	16.79%	(2.84)%	13.80%	—
Class B	16.03%	(3.43)%	—	13.37%
Class C	16.02%	(3.43)%	13.11%	—
MSCI EAFE SmallCap Index(4)	22.67%	9.96%	3.74%	3.14	%(5)
S&P/Citigroup EPAC/EMI(6)	21.36%	7.40%	6.47%	6.73	%(5)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING International SmallCap Fund against the Index or Indicies indicated. An Index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund’s performance is shown both with and without the imposition of sales charges.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

Total returns reflect that the Investment Manager may have waived or recouped fees and expenses otherwise payable by the Fund.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)	Reflects deduction of the maximum Class A sales charge of 5.75%.

(2)	Reflects deduction of the Class B deferred sales charge of 5% and 2%, respectively, for the 1 year and 5 year returns.

(3)	Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4)

The MSCI EAFE SmallCap Index is an unmanaged, market-weighted index that represents the smallcap segments in 21 developed equity markets outside of North America, which more closely tracks the types of securities in which the Fund invests than the S&P/Citigroup EPAC/EMI Index.

(5)	Since inception performance for index is shown from June 1, 1995.

(6)	The S&P/Citigroup EPAC/EMI is an unmanaged index that measures the performance of securities of smaller-capitalization companies in 22 countries excluding the U.S. and Canada.

ING INTERNATIONAL VALUE FUND	PORTFOLIO MANAGERS’ REPORT

Country Allocation*

as of April 30, 2005

(as a percent of net assets)

* Excludes other assets and liabilities of 0.6% of net assets and 0.8%
of net assets for short-term investments related to securities lending.

Portfolio holdings are subject to change daily.

The ING International Value Fund (the “Fund”) seeks long-term capital appreciation. The Fund is managed by Brandes Investment Partners, L.P., — the Sub-Adviser. Brandes’ Large Cap Investment Committee is responsible for making the day-to-day investment decisions for the Fund.

Performance: For the six months ended April 30, 2005, the Fund’s Class A shares, excluding sales charges, provided a total return of 5.77% compared to the Morgan Stanley Capital International Europe, Australasia and Far East (“MSCI EAFE”) Index(4), which returned 8.95% for the same period.

Portfolio Specifics: Gains for holdings in the United Kingdom and Japan helped drive the Fund’s performance, however, the Fund underperformed the benchmark. Top performers from these countries included Imperial Chemical Industries PLC (United Kingdom), GlaxoSmithKline PLC (United Kingdom), and Japan Tobacco, Inc. (Japan).

The Fund’s gains in the period largely were the result of a broad-based advance. While many holdings climbed, prices for the following companies fell during the period and had an adverse influence on overall results: Alcatel SA (France) and Centrais Eletricas Brasileiras SA ADR (Brazil).

On an industry basis, advances for positions in diversified telecom services, tobacco, and pharmaceuticals made the most substantial contributions to gains.

During the period, we sold holdings such as Petroleo Brasileiro (Brazil), Cemex (Mexico), and Michelin (France) as their market prices approached our estimates of their fair values. We purchased shares of companies such as Sanofi-Aventis (France), Daimler Chrysler AG (Germany), and Aegon NV (Netherlands) at prices that we consider attractive.

Current Strategy and Outlook: Our investment philosophy continues to focus on fundamental company analysis with a long-term perspective. In all market environments, we search for and hold stocks that are trading at discounts to our estimates of their fair values. We believe this strategy may provide patient investors with favorable results.

As of April 30, 2005, the Fund’s most substantial country weighting was in Japan. On an industry basis, the Fund’s largest exposure was in diversified telecom services.

Keep in mind that the Fund’s weightings for countries and industries are not the product of “top-down” forecasts or opinions regarding interest rates, economic growth, or other macroeconomic variables. Instead, these weightings stem from our company-by-company search for compelling investment opportunities in markets around the world.

Top Ten Industries
as of April 30, 2005
(as a percent of net assets)

Telecommunications	21.7%
Banks	15.0%
Food	14.1%
Insurance	9.0%
Pharmaceuticals	8.6%
Electric	4.4%
Auto Manufacturers	3.3%
Aerospace/Defense	2.8%
Chemicals	2.5%
Miscellaneous Manufacturing	2.5%

Portfolio holdings are subject to change daily.

PORTFOLIO MANAGERS’ REPORT	ING INTERNATIONAL VALUE FUND

Average Annual Total Returns for the Periods Ended April 30, 2005

	1 Year	5 Year	10 Year	Since Inception of Class B April 18, 1997
Including Sales Charge:
Class A(1)	7.04%	5.14%	11.49%	—
Class B(2)	7.78%	5.33%	—	10.91%
Class C(3)	11.82%	5.67%	11.40%	—
Excluding Sales Charge:
Class A	13.57%	6.39%	12.15%	—
Class B	12.78%	5.66%	—	10.91%
Class C	12.82%	5.67%	11.40%	—
MSCI EAFE Index(4)	15.42%	(0.19)%	5.10%	5.03	%(5)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING International Value Fund against the Index or Indices indicated. An Index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund’s performance is shown both with and without the imposition of sales charges.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

Total returns reflect that the Investment Manager may have waived or recouped fees and expenses otherwise payable by the Fund.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)	Reflects deduction of the maximum Class A sales charge of 5.75%.

(2)	Reflects deduction of the Class B deferred sales charge of 5% and 2%, respectively, for the 1 year and 5 year returns.

(3)	Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4)	The MSCI EAFE Index is an unmanaged index that measures the performance of securities listed on exchanges in markets in Europe, Australasia and the Far East.

(5)	Since inception performance for index is shown from May 1, 1997.

Effective September 2, 2003, the Fund was closed to new investments. See Note 1 for additional information.

ING INTERNATIONAL VALUE CHOICE FUND	PORTFOLIO MANAGERS’ REPORT

Country Allocation*

as of April 30, 2005

(as a percent of net assets)

* Excludes other assets and liabilities of 6.1% of net assets.

Portfolio holdings are subject to change daily.

The ING International Value Choice Fund (the “Fund”) seeks long-term capital appreciation. The Fund is managed by Paul Hechmer, Senior Vice President and International Portfolio Manager, NWQ Investment Management Company, LLC — the Sub-Adviser.

Performance: From February 1, 2005, the inception of the Fund, to April 30, 2005, the Fund’s Class A shares, excluding sales charges, provided a total return of -2.80% compared to the Morgan Stanley Capital International Europe, Australasia and Far East (“MSCI EAFE”) Index(4), which returned -0.51% for the same period.

Portfolio Specifics: The Fund posted a modest decline and underperformed the benchmark for the three months since inception. While the Fund made strong initial strides, markets and the Fund gave back all of the gains following the U.S. Federal Reserve’s 25 basis point interest rate hike on February 22 and the growing view that the global economy may be slowing while interest rates continue to rise. The strengthening dollar impaired returns for U.S. investors. Strong performance in energy companies, such as Suncor Energy, Inc. and Shell Transport & Trading Co. PLC aided returns, even though the oil price fell from its highs. However, high exposure to the telecommunications sector through poorly performing holdings such as KT Corp. and Chunghwa Telecom Co. Ltd. hurt the Fund, although our investment thesis for holding these companies remains. We were hurt by our under representation to holdings in the healthcare sector.

Current Strategy and Outlook: We continue to feel that overall valuations of international firms remain attractive and continue to find globally competitive companies trading at very low valuations. The Fund maintains a high exposure to the materials sector, where we believe that absolute value opportunities exist, while holding names across the commodities spectrum. We are finding opportunities in many fixed line telecommunications companies based in both Europe and Asia. On the other hand, we are struggling to find opportunities in the financials and healthcare sectors, which fit our criteria of quality companies trading at compelling valuations. From a regional perspective, we are maintaining our overweight in Japan and exposure to the emerging markets and Canada, while being underweight in Europe.

Top Ten Industries
as of April 30, 2005
(as a percent of net assets)

Mining	13.3%
Telecommunications	12.9%
Electric	7.8%
Oil and Gas	6.6%
Food	4.5%
Diversified Financial Services	3.4%
Pharmaceuticals	3.1%
Machinery-Diversified	3.0%
Commercial Services	2.9%
Cosmetics/Personal Care	2.9%

Portfolio holdings are subject to change daily.

PORTFOLIO MANAGERS’ REPORT	ING INTERNATIONAL VALUE CHOICE FUND

Average Annual Total Returns for the Periods Ended April 30, 2005

	Since Inception of Classes A and B February 1, 2005		Since Inception of Class C February 4, 2005
Including Sales Charge:
Class A(1)	(8.39)%		—
Class B(2)	(7.76)%		—
Class C(3)	—		(3.87)%
Excluding Sales Charge:
Class A	(2.80)%		—
Class B	(2.90)%		—
Class C	—		(2.90)%
MSCI EAFE Index(4)	(0.51	)%(5)	(0.51	)%(5)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING International Value Choice Fund against the Index or Indices indicated. An Index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund’s performance is shown both with and without the imposition of sales charges.

The performance table does not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

Total returns reflect that the Investment Manager may have waived or recouped fees and expenses otherwise payable by the Fund.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)	Reflects deduction of the maximum Class A sales charge of 5.75%.

(2)	Reflects deduction of the Class B deferred sales charge of 5% for the since inception return.

(3)	Reflects deduction of the Class C deferred sales charge of 1% for the since inception return.

(4)	The MSCI EAFE Index is an unmanaged index that measures the performance of securities listed on exchanges in markets in Europe, Australasia and the Far East.

(5)	Since inception performance for index is shown from February 1, 2005.

ING PRECIOUS METALS FUND	PORTFOLIO MANAGERS’ REPORT

Country Allocation*

as of April 30, 2005

(as a percent of net assets)

* Excludes other assets and liabilities of -0.1% of net assets.

Portfolio holdings are subject to change daily.

The ING Precious Metals Fund (the “Fund”) seeks to attain capital appreciation and hedge against the loss of buying power of the U.S. dollar as may be obtained through investment in gold and securities of companies engaged in mining or processing gold throughout the world. The Fund is managed by a team of investment professionals led by James A. Vail, CFA, Senior Vice President and Portfolio Manager, ING Investment Management Co. — the Sub-Adviser.

Performance: For the six months ended April 30, 2005, the Fund’s Class A shares, excluding sales charges, provided a total return of -16.18% compared to the Standard & Poor’s (“S&P”) 500 Index(2), and the Financial Times (“FT”) Gold Mines Index(3), which returned 3.27% and -19.26%, respectively, for the same period. Gold Bullion(4) returned 2.39% for the period.

Portfolio Specifics: The Fund’s performance was negatively impacted by Barrick Gold Corp., RIO Narcea Gold Mines Ltd. and Queenstake Resources Ltd. In Barrick’s case, the Fund is weighted 5.7% compared to 14% in the FT Gold Mines Index and Barrick outperformed the sector. In general, the Fund would not take the risk equal weighting shares to the Index when stocks carry such a heavy weighting. In the case of Rio Narcea and Queenstake, two junior producers, delays in mine construction and output caused disappointing results. We have retained these holdings as the intermediate-term outlook remains attractive, in our opinion.

Holdings that provided attractive contributions to performance were Harmony Gold Mining Co., Ltd., Goldfields Ltd., Randgold Resources Ltd. and Shore Gold, Inc. The Fund was significantly underweight Harmony Gold Mining Co., Ltd., and Goldfields Ltd., which were negatively impacted by a strong South African rand that caused costs to increase despite generally higher bullion prices. Randgold Resources Ltd., which we were overweight, is tied to the U.S. dollar and possesses an exciting growth profile from new mines. Finally Shore Gold, Inc. was a strong performer. As a result of a corporate restructuring, Shore Gold, Inc. took possession of a significant diamond property in Canada. Bulk sampling results indicated attractive potential as several large diamonds were found and the overall value was enhanced. Freeport Copper and Gold, a core holding in the Fund, benefited from higher copper prices and also added to performance. In addition, performance was helped by the Fund’s holdings in other precious metals and minerals, diversified metals and mining relative to the Index. Finally, the Fund benifited from a large relative cash position in a weak sector enviornment.

Current Strategy and Outlook: The Fund is following a strategy of maintaining exposure to senior, intermediate and junior gold producers. Secondarily, because of continuous South African rand strength, we will underweight South African producers of gold and platinum group metals. Our overriding approach is to seek producers regardless of size who can demonstrate attractive production growth potential, essentially lessening the impact of gold prices over the intermediate term. Some examples would include companies such as Barrack Gold Corp., Glamis Gold Ltd., Randgold Resources Ltd. and Gammon Lake Resources, Inc.

We believe the outlook for rising gold bullion prices remains positive. The U.S. budget and trade deficits are expected to force the dollar lower over time. This should keep gold prices on an upward bias. Fundamentally, mine production peaked in 2004 and the newly introduced exchange traded funds backed by gold bullion have introduced a new demand matrix for gold.

Within this environment, we believe the Fund is positioned to capture attractive performance if prices move higher. While short-term volatility should be expected, we believe the intermediate to long-term outlook remains positive.

Industry Allocation
as of April 30, 2005
(as a percent of net assets)

Gold Mining	71.9%
Metal - Diversified	8.5%
Diversified Minerals	6.4%
Precious Metals	5.4%
Silver Mining	2.9%
Diamonds/Precious Stones	2.7%

Portfolio holdings are subject to change daily.

PORTFOLIO MANAGERS’ REPORT	ING PRECIOUS METALS FUND

Average Annual Total Returns for the Periods Ended April 30, 2005

	1 Year	5 Year	10 Year
Including Sales Charge:
Class A(1)	(6.34)%	17.57%	0.95%
Excluding Sales Charge:
Class A	(0.62)%	18.97%	1.55%
S&P 500 Index(2)	6.34%	(2.94)%	10.26%
FT Gold Mines Index(3)	3.81%	13.61%	(2.93)%
Gold Bullion(4)	12.18%	9.63%	1.12%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Precious Metals Fund against the Index or Indices indicated. An Index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund’s performance is shown both with and without the imposition of sales charges.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

Total returns reflect that the Investment Manager may have waived or recouped fees and expenses otherwise payable by the Fund.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)	Reflects deduction of the maximum Class A sales charge of 5.75%.

(2)	The S&P 500 Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization U.S. companies whose securities are traded on major U.S. stock markets.

(3)

The FT Gold Mines Index® is an unmanaged cap weighted index that is designed to reflect the performance of the worldwide market in the shares of companies whose principal activity is the mining of gold.

(4)	GOLD BULLION IS NOT AN INDEX. It is a commodity.

ING RUSSIA FUND	PORTFOLIO MANAGERS’ REPORT

Industry Allocation*

as of April 30, 2005

(as a percent of net assets)

* Excludes other assets and liabilities of 2.5% of net assets.

Portfolio holdings are subject to change daily.

The ING Russia Fund (the “Fund”) seeks long-term capital appreciation through investment primarily in equity securities of Russian companies. The Fund is managed by Samuel Oubadia, Senior Portfolio Manager, Michiel Bootsma, Senior Investment Manager, Emerging Market Equities, and Jan-Wim Derks, Director of Global Emerging Markets Equities, ING Investment Management Advisors B.V. — the Sub-Adviser.

Performance: For the six months ended April 30, 2005, the Fund’s Class A shares, excluding sales charges, provided a total return of -0.79% compared to the Morgan Stanley Capital International Emerging Markets (“MSCI EM”) Index(2) and the Russian Trading System (“RTS”) Index(4), which returned 13.63% and 1.06%, respectively, for the same period.

Portfolio Specifics: The Fund was essentially flat during the six-month period under review. This was in spite of the fact that Russia’s economic performance was quite strong throughout the period. However, the fallout from the Yukos affair, which left investors concerned about rising political risk and property rights, offset the country’s strong economic performance.

Oil prices remained high through the six-month period. The oil and gas sector continues to be the main driver of Russia’s economy as it accounted for about 20.0% of Russia’s gross domestic product (“GDP”) in 2004. As such, a number of oil stocks performed very well over the period. Included among these was LUKOIL. LUKOIL’s share price gained 9.5% making it a clear outperformer versus the broader market. Although LUKOIL remains the Fund’s largest holding, the stock was a source of underperformance, as it now comprises an enormous 32.0% of the RTS Index.

One of the best performing stocks in the oil and gas sector was Tyumen Oil Company (“TNK”). The stock performed particularly well at the start of 2005 after the company’s management announced that later in the year, shareholders of TNK would be offered the chance to swap their shares into the shares of an entity representing TNK’s joint-venture with BP. The new entity will include the group’s other subsidiaries in the oil sector. It will therefore be much larger and more liquid, and thus attract a much larger investor base. As a result, TNK’s share price soared 35.2% during the period. The Russia Fund held a substantial position in TNK shares.

Two stocks that performed poorly over the relevant period were those of Russia’s cellular telecommunications operators, Mobile Telesystems (“MTS”) and Vimpel-Communications. The two stocks slid 7.4% and 13.9% respectively. MTS’s last set of financial results were below the market’s initial expectations, as an aggressive marketing campaign at the end of 2004 led to a drop in the company’s earnings before interest, taxes, distributions and amortization margin. Average revenue per user (ARPU) was also below expectations. Vimpel-Communications’ results, on the other hand, were in line with expectations. However, a public dispute between the company’s two main shareholders has left investors nervous regarding future developments. More specifically, one of Vimpel-Communications’ strategic shareholders, Alfa Group, has threatened to divest its stake in the mobile operator. The Fund held positions in both MTS and Vimpelcom.

Current Strategy and Outlook: Consensus estimates for Russia’s GDP growth lie in the range of 5.5-6.0% for 2005 and slightly higher in 2006. Most other emerging markets would be envious of such a positive outlook. However, Russia has been a laggard in the area of reform. Little progress has been made in the reform of the electricity sector, and there are also some doubts as to whether the share liberalization of Gazprom shares will proceed as scheduled. Both issues were considered key benchmarks as to the government’s commitment to reform at the start of 2005. Without further progress on these high profile objectives, we believe Russian equities will continue to be held back. The general decrease in the risk appetite for emerging markets, as a result of higher interest rates in the United States, may also dampen investors’ enthusiasm for Russian stocks.

We intend to maintain our current exposure to the oil and gas sector. Although this sector comprises more than 39.0% of the Fund, it still represents a fairly large underweight position. We will maintain our largest overweight position in the telecommunications sector. Finally, due to the fact that we do not see much progress in the reform of the electricity sector, we will maintain a neutral to underweight position in that sector.

Top Ten Holdings
as of April 30, 2005
(as a percent of net assets)

LUKOIL	21.7%
MMC Norilsk Nickel	8.9%
Sberbank RF	8.7%
OJSC Surgutneftegaz	8.4%
Unified Energy System	4.9%
Sibneft	3.9%
Tyumen Oil Co.	3.1%
Uralsvyazinform	2.8%
Mobile Telesystems	2.7%
Vimpel-Communications	2.7%

Portfolio holdings are subject to change daily.

PORTFOLIO MANAGERS’ REPORT	ING RUSSIA FUND

Average Annual Total Returns for the Periods Ended April 30, 2005

	1 Year	5 Year	Since Inception July 3, 1996
Including Sales Charge:
Class A(1)	(0.82)%	21.27%	10.81%
Excluding Sales Charge:
Class A	5.23%	22.71%	11.56%
MSCI EM Index(2)	24.04%	6.05%	3.09	%(3)
Russian Trading System Index(4)	6.85%	24.18%	14.40	%(3)
Moscow Times Index(5)	6.80%	29.58%	18.71	%(3)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Russia Fund against the Index or Indices indicated. An Index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund’s performance is shown both with and without the imposition of sales charges.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

Total returns reflect that the Investment Manager may have waived or recouped fees and expenses otherwise payable by the Fund.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)	Reflects deduction of the maximum Class A sales charge of 5.75%.

(2)

The MSCI EM Index is an unmanaged index that measures the performance of securities listed on exchanges in developing nations throughout the world. The MSCI EM Index more closely tracks the types of securities in which the Fund invests than the Moscow Times Index and the Russian Trading System Index.

(3)	Since inception performance for index is shown from July 1, 1996.

(4)

The Russian Trading System Index is a capitalization-weighted index that is calculated in U.S. dollars. The index tracks the performance of Russia’s most active stocks traded on the Russian Trading System. The index is operated by the National Association of Participants in the Securities Markets, a non-profit body.

(5)	The Moscow Times Index is an unmanaged index that measures the performance of 50 Russian stocks considered to represent the most liquid and most highly capitalized Russian stocks.

Redemptions on shares held less than 365 days are subject to a redemption fee of 2% of the redemption proceeds.

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution [and/or service] (12b–1) fees; and other Fund expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2004 to April 30, 2005.

Actual Expenses

The first section of the table shown, “Actual Fund Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second section of the table shown, “Hypothetical 5% Return,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the hypothetical lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

ING Global Equity Dividend Fund	Beginning Account Value November 1, 2004	Ending Account Value April 30, 2005	Annualized Expense Ratio	Expenses Paid During the Six Months Ended April 30, 2005*
Actual Fund Return
Class A	$1,000.00	$1,078.20	1.36%	$7.01
Class B	1,000.00	1,073.90	2.11	10.85
Class C	1,000.00	1,073.20	2.11	10.85
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,018.05	1.36%	$6.80
Class B	1,000.00	1,014.33	2.11	10.54
Class C	1,000.00	1,014.33	2.11	10.54

*	Expenses are equal to each Fund’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED) (CONTINUED)

ING Global Real Estate Fund	Beginning Account Value November 1, 2004	Ending Account Value April 30, 2005	Annualized Expense Ratio	Expenses Paid During the Six Months Ended April 30, 2005*
Actual Fund Return
Class A	$1,000.00	$1,126.50	1.64%	$ 8.65
Class B	1,000.00	1,122.30	2.39	12.58
Class C	1,000.00	1,123.60	2.39	12.58
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,016.66	1.64%	$ 8.20
Class B	1,000.00	1,012.94	2.39	11.93
Class C	1,000.00	1,012.94	2.39	11.93

ING Global Value Choice Fund	Beginning Account Value November 1, 2004	Ending Account Value April 30, 2005	Annualized Expense Ratio	Expenses Paid During the Six Months Ended April 30, 2005*
Actual Fund Return
Class A	$1,000.00	$1,046.40	1.85%	$ 9.39
Class B	1,000.00	1,043.10	2.50	12.66
Class C	1,000.00	1,042.60	2.50	12.66
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,015.62	1.85%	$ 9.25
Class B	1,000.00	1,012.40	2.50	12.47
Class C	1,000.00	1,012.40	2.50	12.47

ING Emerging Countries Fund	Beginning Account Value November 1, 2004	Ending Account Value April 30, 2005	Annualized Expense Ratio	Expenses Paid During the Six Months Ended April 30, 2005*
Actual Fund Return
Class A	$1,000.00	$1,113.90	2.05%	$10.74
Class B	1,000.00	1,110.10	2.80	14.65
Class C	1,000.00	1,109.60	2.80	14.65
Class M	1,000.00	1,111.20	2.55	13.35
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,014.63	2.05%	$10.24
Class B	1,000.00	1,010.91	2.80	13.96
Class C	1,000.00	1,010.91	2.80	13.96
Class M	1,000.00	1,012.15	2.55	12.72

*	Expenses are equal to each Fund’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED) (CONTINUED)

ING Foreign Fund	Beginning Account Value November 1, 2004	Ending Account Value April 30, 2005	Annualized Expense Ratio	Expenses Paid During the Six Months Ended April 30, 2005*
Actual Fund Return
Class A	$1,000.00	$1,075.90	1.68%	$ 8.65
Class B	1,000.00	1,072.60	2.43	12.49
Class C	1,000.00	1,072.50	2.43	12.49
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,016.46	1.68%	$ 8.40
Class B	1,000.00	1,012.74	2.43	12.13
Class C	1,000.00	1,012.74	2.43	12.13

ING International Fund	Beginning Account Value November 1, 2004	Ending Account Value April 30, 2005	Annualized Expense Ratio	Expenses Paid During the Six Months Ended April 30, 2005*
Actual Fund Return
Class A	$1,000.00	$1,053.50	1.64%	$ 8.35
Class B	1,000.00	1,049.60	2.39	12.15
Class C	1,000.00	1,051.10	2.39	12.15
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,016.66	1.64%	$ 8.20
Class B	1,000.00	1,012.94	2.39	11.93
Class C	1,000.00	1,012.94	2.39	11.93

ING International SmallCap Fund	Beginning Account Value November 1, 2004	Ending Account Value April 30, 2005	Annualized Expense Ratio	Expenses Paid During the Six Months Ended April 30, 2005*
Actual Fund Return
Class A	$1,000.00	$1,116.80	1.75%	$ 9.18
Class B	1,000.00	1,113.20	2.40	12.57
Class C	1,000.00	1,113.40	2.40	12.58
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,016.12	1.75%	$ 8.75
Class B	1,000.00	1,012.89	2.40	11.98
Class C	1,000.00	1,012.89	2.40	11.98

*	Expenses are equal to each Fund’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED) (CONTINUED)

ING International Value Fund	Beginning Account Value November 1, 2004	Ending Account Value April 30, 2005	Annualized Expense Ratio	Expenses Paid During the Six Months Ended April 30, 2005*
Actual Fund Return
Class A	$1,000.00	$1,057.70	1.60%	$ 8.16
Class B	1,000.00	1,053.70	2.30	11.71
Class C	1,000.00	1,053.90	2.30	11.71
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,016.86	1.60%	$ 8.00
Class B	1,000.00	1,013.39	2.30	11.48
Class C	1,000.00	1,013.39	2.30	11.48

ING International Value Choice Fund	Beginning Account Value February 1, 2005	Ending Account Value April 30, 2005	Annualized Expense Ratio	Expenses Paid From February 1, 2005 to April 30, 2005(1)*
Actual Fund Return
Class A	$1,000.00	$972.00	1.68%	$ 8.21
Class B	1,000.00	971.00	2.42	11.83
Class C	1,000.00	971.00	2.42	11.83
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,016.46	1.68%	$ 8.40
Class B	1,000.00	1,012.79	2.42	12.08
Class C	1,000.00	1,012.79	2.42	12.08

(1) Commencement of operations.

ING Precious Metals Fund	Beginning Account Value November 1, 2004	Ending Account Value April 30, 2005	Annualized Expense Ratio	Expenses Paid During the Six Months Ended April 30, 2005*
Actual Fund Return	$1,000.00	$838.20	1.54%	$7.02
Hypothetical (5% return before expenses)	$1,000.00	$1,017.16	1.54%	$7.70

ING Russia Fund	Beginning Account Value November 1, 2004	Ending Account Value April 30, 2005	Annualized Expense Ratio	Expenses Paid During the Six Months Ended April 30, 2005*
Actual Fund Return	$1,000.00	$992.10	2.14%	$10.57
Hypothetical (5% return before expenses)	$1,000.00	$1,014.18	2.14%	$10.69

*	Expenses are equal to each Fund’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

STATEMENTS OF ASSETS AND LIABILITIES AS OF APRIL 30, 2005 (UNAUDITED)

	ING Global Equity Dividend Fund	ING Global Real Estate Fund	ING Global Value Choice Fund	ING Emerging Countries Fund
ASSETS:
Investments in securities at value+*	$90,733,097	$121,922,431	$103,620,140	$102,941,504
Short-term investments at amortized cost	—	—	—	10,697,583
Cash	3,803,055	5,066,085	898,434	1,426,895
Foreign currencies at value**	148,037	1,164,323	123,682	2,799,836
Receivables:
Investment securities sold	315,298	—	—	—
Fund shares sold	2,769,116	1,224,857	39,495	422,758
Dividends and interest	410,917	236,261	299,831	514,045
Prepaid expenses	18,134	29,478	36,047	34,230
Reimbursement due from manager	—	—	15,059	—
Total assets	98,197,654	129,643,435	105,032,688	118,836,851
LIABILITIES:
Payable for investment securities purchased	570,251	2,875,069	—	—
Payable for fund shares redeemed	68,995	167,387	102,399	67,699
Payable upon receipt of securities loaned	—	—	—	10,697,583
Payable to affiliates	112,123	147,197	158,481	158,796
Payable for trustee fees	3,128	1,546	42,578	83,216
Other accrued expenses and liabilities	65,330	67,476	103,469	138,786
Total liabilities	819,827	3,258,675	406,927	11,146,080
NET ASSETS	$97,377,827	$126,384,760	$104,625,761	$107,690,771
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$95,633,124	$101,081,276	$299,395,186	$174,299,215
Undistributed net investment income (accumulated net investment loss)	633,183	(2,349,519)	154,512	120,311
Accumulated net realized gain (loss) on investments and foreign currency related transactions	1,084,696	9,381,243	(193,880,685)	(67,618,956)
Net unrealized appreciation (depreciation) on investments and foreign currency related transactions	26,824	18,271,760	(1,043,252)	890,201
NET ASSETS	$97,377,827	$126,384,760	$104,625,761	$107,690,771

+ Including securities loaned at value	$—	$—	$—	$10,301,876
* Cost of investments in securities	$90,704,854	$103,646,948	$104,674,085	$102,327,729
** Cost of foreign currencies	$147,793	$1,163,662	$123,629	$2,519,048

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF APRIL 30, 2005 (UNAUDITED) (CONTINUED)

	ING Global Equity Dividend Fund	ING Global Real Estate Fund	ING Global Value Choice Fund	ING Emerging Countries Fund
Class A:
Net Assets	$49,954,776	$99,829,072	$43,071,493	$71,171,721
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.00	$0.00	$0.00	$0.00
Shares outstanding	3,885,865	6,246,555	2,579,315	3,296,495
Net asset value and redemption price per share	$12.86	$15.98	$16.70	$21.59
Maximum offering price per share (5.75%)(1)	$13.64	$16.95	$17.72	$22.91
Class B:
Net Assets	$18,401,808	$8,581,393	$25,200,151	$13,024,166
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.00	$0.00	$0.00	$0.00
Shares outstanding	1,433,478	611,980	1,388,983	612,120
Net asset value and redemption price per share(2)	$12.84	$14.02	$18.14	$21.28
Maximum offering price per share	$12.84	$14.02	$18.14	$21.28
Class C:
Net Assets	$29,021,243	$17,974,295	$32,371,485	$11,837,483
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.00	$0.00	$0.00	$0.00
Shares outstanding	2,264,203	1,229,783	2,005,088	584,738
Net asset value and redemption price per share(2)	$12.82	$14.62	$16.14	$20.24
Maximum offering price per share	$12.82	$14.62	$16.14	$20.24
Class M:
Net Assets	n/a	n/a	n/a	$1,158,483
Shares authorized	n/a	n/a	n/a	unlimited
Par value	n/a	n/a	n/a	$0.00
Shares outstanding	n/a	n/a	n/a	54,442
Net asset value and redemption price per share	n/a	n/a	n/a	$21.28
Maximum offering price per share (3.50%)(3)	n/a	n/a	n/a	$22.05
Class I:
Net Assets	n/a	n/a	n/a	n/a
Shares authorized	n/a	n/a	n/a	n/a
Par value	n/a	n/a	n/a	n/a
Shares outstanding	n/a	n/a	n/a	n/a
Net asset value and redemption price per share	n/a	n/a	n/a	n/a
Maximum offering price per share	n/a	n/a	n/a	n/a
Class Q:
Net Assets	n/a	n/a	$3,982,632	$10,498,918
Shares authorized	n/a	n/a	unlimited	unlimited
Par value	n/a	n/a	$0.00	$0.00
Shares outstanding	n/a	n/a	204,193	470,997
Net asset value and redemption price per share	n/a	n/a	$19.50	$22.29
Maximum offering price per share	n/a	n/a	$19.50	$22.29

(1)	Maximum offering price is computed at 100/94.25 of net asset value. On purchases of $50,000 or more, the offering price is reduced.
(2)	Redemption price per share may be reduced for any applicable contingent deferred sales charges.
(3)	Maximum offering price is computed at 100/96.50 of net asset value. On purchases of $50,000 or more, the offering price is reduced.

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF APRIL 30, 2005 (UNAUDITED)

	ING Foreign Fund	ING International Fund	ING International SmallCap Fund	ING International Value Fund
ASSETS:
Investments in securities at value+*	$172,407,323	$107,870,979	$326,946,812	$3,915,635,803
Short-term investments at amortized cost	1,780,430	—	27,709,691	32,689,894
Repurchase agreement	—	4,914,000	—	—
Cash	9,329,034	282	2,322,482	32,695,020
Foreign currencies at value**	5,898,967	8,078	243,256	5,576,120
Receivables:
Investment securities sold	812,600	—	—	—
Fund shares sold	918,278	56,838	85,576	508,075
Dividends and interest	488,662	693,604	1,280,037	25,693,034
Prepaid expenses	46,673	26,306	37,888	133,151
Total assets	191,681,967	113,570,087	358,625,742	4,012,931,097
LIABILITIES:
Payable for investment securities purchased	945,768	—	—	—
Payable for fund shares redeemed	178,105	135,175	778,866	2,251,829
Payable upon receipt of securities loaned	1,780,430	—	27,709,691	32,689,894
Payable to affiliates	264,481	142,959	459,063	5,059,525
Payable for trustee fees	1,132	42,215	7,936	40,725
Other accrued expenses and liabilities	133,390	103,720	285,636	2,179,288
Total liabilities	3,303,306	424,069	29,241,192	42,221,261
NET ASSETS	$188,378,661	$113,146,018	$329,384,550	$3,970,709,836
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$172,901,099	$121,981,877	$397,994,057	$3,417,772,682
Undistributed net investment income	138,994	718,616	1,404,717	24,005,543
Accumulated net realized gain (loss) on investments and foreign currency related transactions	(40,216)	(18,556,352)	(92,344,316)	158,650,796
Net unrealized appreciation on investments and foreign currency related transactions	15,378,784	9,001,877	22,330,092	370,280,815
NET ASSETS	$188,378,661	$113,146,018	$329,384,550	$3,970,709,836

+ Including securities loaned at value	$1,726,452	$—	$26,478,303	$31,935,221
* Cost of investments in securities	$157,064,366	$98,881,548	$304,655,968	$3,545,790,073
** Cost of foreign currencies	$6,086,730	$7,995	$243,312	$5,582,837

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF APRIL 30, 2005 (UNAUDITED) (CONTINUED)

	ING Foreign Fund	ING International Fund	ING International SmallCap Fund	ING International Value Fund
Class A:
Net Assets	$101,271,124	$50,735,767	$164,645,940	$1,860,205,173
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.00	$0.00	$0.00	$0.01
Shares outstanding	7,601,738	4,971,841	5,036,350	110,408,012
Net asset value and redemption price per share	$13.32	$10.20	$32.69	$16.85
Maximum offering price per share (5.75%)(1)	$13.98	$10.82	$34.68	$17.88
Class B:
Net Assets	$18,197,268	$16,490,117	$58,062,836	$440,464,098
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.00	$0.00	$0.00	$0.01
Shares outstanding	1,383,536	1,673,630	1,721,184	26,599,612
Net asset value and redemption price per share(2)	$13.15	$9.85	$33.73	$16.56
Maximum offering price per share	$13.15	$9.85	$33.73	$16.56
Class C:
Net Assets	$65,042,526	$15,737,276	$47,478,442	$662,407,648
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.00	$0.00	$0.00	$0.01
Shares outstanding	4,937,967	1,596,753	1,535,290	40,101,935
Net asset value and redemption price per share(2)	$13.17	$9.86	$30.92	$16.52
Maximum offering price per share	$13.17	$9.86	$30.92	$16.52
Class I:
Net Assets	$2,764,262	$21,239,126	n/a	$979,323,872
Shares authorized	unlimited	unlimited	n/a	unlimited
Par value	$0.00	$0.00	n/a	$0.01
Shares outstanding	205,856	2,091,381	n/a	58,063,175
Net asset value and redemption price per share	$13.43	$10.16	n/a	$16.87
Maximum offering price per share	$13.43	$10.16	n/a	$16.87
Class Q:
Net Assets	$1,103,481	$8,943,732	$59,197,332	$28,309,045
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.00	$0.00	$0.00	$0.01
Shares outstanding	82,683	883,231	1,688,777	1,677,830
Net asset value and redemption price per share	$13.35	$10.13	$35.05	$16.87
Maximum offering price per share	$13.35	$10.13	$35.05	$16.87

(1)	Maximum offering price is computed at 100/94.25 of net asset value. On purchases of $50,000 or more, the offering price is reduced.
(2)	Redemption price per share may be reduced for any applicable contingent deferred sales charges.

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF APRIL 30, 2005 (UNAUDITED)

	ING International Value Choice Fund	ING Precious Metals Fund	ING Russia Fund
ASSETS:
Investments in securities at value*	$4,152,577	$71,328,724	$179,964,117
Repurchase agreement	—	1,692,000	—
Cash	371,750	201	5,226,631
Foreign currencies at value**	8,030	60,889	—
Receivables:
Fund shares sold	290	48,993	60,994
Dividends and interest	8,387	61,819	459,416
Prepaid expenses	5,945	13,428	18,131
Reimbursement due from manager	9,288	—	—
Total assets	4,556,267	73,206,054	185,729,289
LIABILITIES:
Payable for investment securities purchased	123,193	—	—
Payable for fund shares redeemed	—	25,094	666,456
Payable to affiliates	5,462	80,881	253,669
Payable for trustee fees	81	80,882	42,656
Other accrued expenses and liabilities	5,426	75,281	254,381
Total liabilities	134,162	262,138	1,217,162
NET ASSETS	$4,422,105	$72,943,916	$184,512,127
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$4,612,011	$112,725,180	$157,271,841
Undistributed net investment income (accumulated net investment loss)	15,364	(206,585)	(728,488)
Accumulated net realized loss on investments and foreign currency related transactions	(199)	(39,269,184)	(19,740,706)
Net unrealized appreciation (depreciation) on investments and foreign currency related transactions	(205,071)	(305,495)	47,709,480
NET ASSETS	$4,422,105	$72,943,916	$184,512,127

* Cost of investments in securities	$4,356,972	$71,633,825	$132,254,637
** Cost of foreign currencies	$8,030	$61,289	$—

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF APRIL 30, 2005 (UNAUDITED) (CONTINUED)

	ING International Value Choice Fund	ING Precious Metals Fund	ING Russia Fund
Class A:
Net Assets	$2,903,492	$72,943,916	$184,512,127
Shares authorized	unlimited	unlimited	unlimited
Par value	$0.00	$0.00	$0.00
Shares outstanding	298,622	12,662,842	7,438,591
Net asset value and redemption price per share	$9.72	$5.76	$24.80
Maximum offering price per share (5.75%)(1)	$10.31	$6.11	$26.31
Class B:
Net Assets	$665,936	n/a	n/a
Shares authorized	unlimited	n/a	n/a
Par value	$0.00	n/a	n/a
Shares outstanding	68,582	n/a	n/a
Net asset value and redemption price per share(2)	$9.71	n/a	n/a
Maximum offering price per share	$9.71	n/a	n/a
Class C:
Net Assets	$852,677	n/a	n/a
Shares authorized	unlimited	n/a	n/a
Par value	$0.00	n/a	n/a
Shares outstanding	87,708	n/a	n/a
Net asset value and redemption price per share(2)	$9.72	n/a	n/a
Maximum offering price per share	$9.72	n/a	n/a

(1)	Maximum offering price is computed at 100/94.25 of net asset value. On purchases of $50,000 or more, the offering price is reduced.
(2)	Redemption price per share may be reduced for any applicable contingent deferred sales charges.

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS FOR THE SIX MONTHS ENDED APRIL 30, 2005 (UNAUDITED)

	ING Global Equity Dividend Fund	ING Global Real Estate Fund	ING Global Value Choice Fund	ING Emerging Countries Fund
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$1,388,776	$2,297,152	$1,338,872	$1,169,318
Interest	171,286	16,240	48,631	106,662
Securities lending income	—	—	1,539	16,549
Total investment income	1,560,062	2,313,392	1,389,042	1,292,529
EXPENSES:
Investment management fees	184,185	567,024	561,371	653,294
Distribution and service fees:
Class A	34,696	119,076	80,157	122,024
Class B	51,856	32,207	137,329	65,984
Class C	72,481	58,508	173,967	53,789
Class M	—	—	—	4,462
Class Q	—	—	5,263	12,067
Transfer agent fees:
Class A	17,070	15,241	48,102	65,154
Class B	6,678	1,031	28,809	12,335
Class C	8,915	1,814	36,680	10,050
Class I	—	84	—	—
Class M	—	—	—	1,260
Class Q	—	—	387	1,656
Administrative service fees	26,312	56,702	56,136	52,263
Shareholder reporting expense	4,048	15,389	32,875	21,777
Registration fees	24,480	27,175	26,165	32,829
Professional fees	2,439	17,420	11,043	9,890
Custody and accounting expense	7,875	15,252	31,420	41,808
Trustee fees	272	1,377	2,318	2,420
Miscellaneous expense	1,047	4,485	7,399	13,262
Total expenses	442,354	932,785	1,239,421	1,176,324
Net recouped (waived and reimbursed) fees	9,000	61,923	(3,944)	(23,534)
Net expenses	451,354	994,709	1,235,477	1,152,790
Net investment income	1,108,708	1,318,683	153,565	139,739
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY RELATED TRANSACTIONS:
Net realized gain (loss) on:
Investments	1,262,707	9,677,480	21,043,128	39,635,666
Foreign currency related transactions	(165,846)	(223,490)	(80,745)	(50,093)
Net realized gain on investments and foreign currency related transactions	1,096,861	9,453,990	20,962,383	39,585,573
Net change in unrealized appreciation or depreciation on:
Investments	(1,217,887)	2,785,767	(15,778,665)	(29,421,608)
Foreign currency related transactions	103	554	(16,755)	136,389
Net change in unrealized appreciation or depreciation on investments and foreign currency related transactions	(1,217,784)	2,786,321	(15,795,420)	(29,285,219)
Net realized and unrealized gain (loss) on investments and foreign currency related transactions	(120,923)	12,240,311	5,166,963	10,300,354
Increase in net assets resulting from operations	$987,785	$13,558,994	$5,320,528	$10,440,093

* Foreign taxes	$120,287	$170,514	$73,680	$147,046

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS FOR THE SIX MONTHS ENDED APRIL 30, 2005 (UNAUDITED)

	ING Foreign Fund	ING International Fund	ING International SmallCap Fund	ING International Value Fund
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$1,606,526	$1,570,116	$4,163,296	$53,273,918
Interest	122,642	149,003	371,621	6,654,786
Securities lending income	8,106	4,901	114,693	241,669
Total investment income	1,737,274	1,724,020	4,649,610	60,170,373
EXPENSES:
Investment management fees	799,833	564,040	1,708,788	20,459,635
Distribution and service fees:
Class A	107,535	64,449	291,993	2,945,634
Class B	75,005	82,984	308,965	2,328,623
Class C	275,112	83,436	251,468	3,484,274
Class Q	1,421	10,214	78,520	36,689
Transfer agent fees:
Class A	50,539	36,275	137,830	1,055,012
Class B	8,815	11,662	51,026	250,209
Class C	32,325	11,735	41,523	374,674
Class I	480	594	—	191,241
Class Q	233	245	4,315	5,988
Administrative service fees	79,982	56,403	170,877	2,045,941
Shareholder reporting expense	8,559	17,185	88,422	334,950
Registration fees	33,441	24,235	28,213	41,539
Professional fees	5,604	5,611	13,980	142,790
Custody and accounting expense	85,157	29,240	83,286	665,924
Trustee fees	1,089	2,062	6,521	72,090
Miscellaneous expense	3,434	5,189	15,694	721,009
Total expenses	1,568,564	1,005,559	3,281,421	35,156,222
Net recouped fees	34,000	—	—	—
Net expenses	1,602,564	1,005,559	3,281,421	35,156,222
Net investment income	134,710	718,461	1,368,189	25,014,151
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY RELATED TRANSACTIONS:
Net realized gain (loss) on:
Investments	2,000,207	7,422,631	70,977,091	186,857,425
Foreign currency related transactions	7,044	(98,817)	(865,174)	(682,399)
Net realized gain on investments and foreign currency related transactions	2,007,251	7,323,814	70,111,917	186,175,026
Net change in unrealized appreciation or depreciation on:
Investments	5,616,693	(2,663,888)	(34,565,740)	9,223,001
Foreign currency related transactions	32,389	4,632	40,617	19,666
Net change in unrealized appreciation or depreciation on investments and foreign currency related transactions.	5,649,082	(2,659,256)	(34,525,123)	9,242,667
Net realized and unrealized gain on investments and foreign currency related transactions.	7,656,333	4,664,558	35,586,794	195,417,693
Increase in net assets resulting from operations	$7,791,043	$5,383,019	$36,954,983	$220,431,844

* Foreign taxes	$215,656	$195,607	$423,702	$7,497,078

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS FOR THE PERIODS ENDED APRIL 30, 2005 (UNAUDITED)

	ING International Value Choice Fund	ING Precious Metals Fund	ING Russia Fund
	February 1, 2005(1) to April 30, 2005	Six Months Ended April 30, 2005	Six Months Ended April 30, 2005
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$28,026	$283,225	$1,261,338
Interest	1,054	176,425	11,663
Total investment income	29,080	459,650	1,273,001
EXPENSES:
Investment management fees	7,361	385,607	1,170,727
Distribution and service fees:
Class A	1,369	107,873	234,145
Class B	859	—	—
Class C	1,028	—	—
Transfer agent fees:
Class A	597	75,059	110,760
Class B	94	—	—
Class C	112	—	—
Administrative service fees	736	43,149	93,657
Shareholder reporting expense	442	18,225	71,644
Registration fees	460	9,612	20,379
Professional fees	324	5,727	10,683
Custody and accounting expense	2,831	11,675	273,965
Trustee fees	81	3,447	4,289
Offering and organization costs	7,001	—	—
Miscellaneous expense	79	4,531	9,878
Total expenses	23,374	664,905	2,000,127
Net waived and reimbursed fees	(9,658)	—	—
Net expenses	13,716	664,905	2,000,127
Net investment income (loss)	15,364	(205,255)	(727,126)
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY RELATED TRANSACTIONS:
Net realized gain (loss) on:
Investments	3,677	5,969,668	(16,063,067)
Foreign currency related transactions	(3,876)	(41,610)	(10,600)
Net realized gain (loss) on investments and foreign currency related transactions	(199)	5,928,058	(16,073,667)
Net change in unrealized appreciation or depreciation on:
Investments	(204,395)	(20,133,888)	11,725,711
Foreign currency related transactions	(676)	586	—
Net change in unrealized appreciation or depreciation on investments and foreign currency related transactions	(205,071)	(20,133,302)	11,725,711
Net realized and unrealized loss on investments and foreign currency related transactions	(205,270)	(14,205,244)	(4,347,956)
Decrease in net assets resulting from operations	$(189,906)	$(14,410,499)	$(5,075,082)

* Foreign taxes	$3,725	$20,930	$217,973
(1) Commencement of operations

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS (UNAUDITED)

	ING Global Equity Dividend Fund		ING Global Real Estate Fund
	Six Months Ended April 30, 2005	Year Ended October 31, 2004	Six Months Ended April 30, 2005	Year Ended October 31, 2004

FROM OPERATIONS:
Net investment income	$1,108,708	$406,630	$1,318,683	$1,820,887
Net realized gain on investments and foreign currency related transactions	1,096,861	335,349	9,453,990	6,506,097
Net change in unrealized appreciation or depreciation on investments and foreign currency related transactions	(1,217,784)	1,066,068	2,786,321	9,630,317
Net increase in net assets resulting from operations	987,785	1,808,047	13,558,994	17,957,301
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	(481,457)	(196,130)	(2,487,505)	(2,020,848)
Class B	(132,332)	(23,192)	(149,895)	(92,026)
Class C	(179,644)	(20,430)	(252,271)	(115,157)
Class I	—	—	(2)	—
Net realized gains:
Class A	(202,278)	—	(5,775,476)	(2,440,018)
Class B	(68,833)	—	(334,884)	(103,979)
Class C	(78,925)	—	(517,618)	(110,735)
Total distributions	(1,143,469)	(239,752)	(9,517,651)	(4,882,763)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	82,941,607	13,334,002	40,890,835	56,992,662
Dividends reinvested	622,201	61,619	7,281,225	3,845,479
	83,563,808	13,395,621	48,172,060	60,838,141
Cost of shares redeemed	(4,304,451)	(994,020)	(33,943,038)	(10,585,102)
Net increase in net assets resulting from capital share transactions	79,259,357	12,401,601	14,229,022	50,253,039
Net increase in net assets	79,103,673	13,969,896	18,270,365	63,327,577
NET ASSETS:
Beginning of period	18,274,154	4,304,258	108,114,395	44,786,818
End of period	$97,377,827	$18,274,154	$126,384,760	$108,114,395
Undistributed net investment income (accumulated net investment loss) at end of period	$633,183	$317,908	$(2,349,519)	$(778,529)

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS (UNAUDITED)

	ING Global Value Choice Fund		ING Emerging Countries Fund
	Six Months Ended April 30, 2005	Year Ended October 31, 2004	Six Months Ended April 30, 2005	Year Ended October 31, 2004

FROM OPERATIONS:
Net investment income (loss)	$153,565	$(748,568)	$139,739	$276,515
Net realized gain on investments, foreign currency related transactions, options and reimbursement by affiliate	20,962,383	21,327,711	39,585,573	17,726,017
Net change in unrealized appreciation or depreciation on investments and foreign currency related transactions	(15,795,420)	(10,025,365)	(29,285,219)	(5,624,977)
Net increase in net assets resulting from operations	5,320,528	10,553,778	10,440,093	12,377,555
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	—	—	(59,355)	(341,859)
Class M	—	—	—	(2,321)
Class Q	—	—	(13,322)	(96,899)
Total distributions	—	—	(72,677)	(441,079)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	9,056,494	13,920,775	18,715,101	63,742,660
Dividends reinvested	—	—	65,764	387,844
	9,056,494	13,920,775	18,780,865	64,130,504
Cost of shares redeemed	(24,451,138)	(54,040,277)	(21,052,584)	(94,288,735)
Net decrease in net assets resulting from capital share transactions	(15,394,644)	(40,119,502)	(2,271,719)	(30,158,231)
Net increase (decrease) in net assets	(10,074,116)	(29,565,724)	8,095,697	(18,221,755)
NET ASSETS:
Beginning of period	114,699,877	144,265,601	99,595,074	117,816,829
End of period	$104,625,761	$114,699,877	$107,690,771	$99,595,074
Undistributed net investment income at end of period	$154,512	$947	$120,311	$53,249

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS (UNAUDITED)

	ING Foreign Fund		ING International Fund
	Six Months Ended April 30, 2005	Year Ended October 31, 2004	Six Months Ended April 30, 2005	Year Ended October 31, 2004

FROM OPERATIONS:
Net investment income	$134,710	$22,738	$718,461	$627,166
Net realized gain (loss) on investments and foreign currency related transactions	2,007,251	(2,094,226)	7,323,814	12,363,164
Net change in unrealized appreciation or depreciation on investments and foreign currency related transactions	5,649,082	9,255,618	(2,659,256)	1,122,418
Net increase in net assets resulting from operations	7,791,043	7,184,130	5,383,019	14,112,748
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	—	(31,426)	(500,256)	(65,485)
Class B	—	(6,143)	(77,407)	—
Class C	—	(20,429)	(70,840)	—
Class I	—	(964)	(268,842)	(43,979)
Class Q	—	(1,175)	(93,747)	(38,000)
Net realized gains:
Class A	—	(86,197)	—	—
Class B	—	(19,071)	—	—
Class C	—	(68,664)	—	—
Class I	—	(2,392)	—	—
Class Q	—	(3,826)	—	—
Return of capital:
Class A	—	(33,310)	—	—
Class B	—	(7,332)	—	—
Class C	—	(26,225)	—	—
Class I	—	(920)	—	—
Class Q	—	(1,471)	—	—
Total distributions	—	(309,545)	(1,011,092)	(147,464)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	77,022,085	117,807,728	19,452,127	59,336,093
Dividends reinvested	—	195,834	927,380	123,195
Redemption fee proceeds	—	—	6,423	9,771
	77,022,085	118,003,562	20,385,930	59,468,859
Cost of shares redeemed	(15,670,730)	(19,794,538)	(14,947,333)	(67,247,422)
Net increase (decrease) in net assets resulting from capital share transactions	61,351,355	98,209,024	5,438,597	(7,778,563)
Net increase in net assets	69,142,398	105,083,609	9,810,524	6,186,721
NET ASSETS:
Beginning of period	119,236,263	14,152,654	103,335,494	97,148,773
End of period	$188,378,661	$119,236,263	$113,146,018	$103,335,494
Undistributed net investment income at end of period	$138,994	$4,284	$718,616	$1,011,247

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS (UNAUDITED)

	ING International SmallCap Fund		ING International Value Fund		ING International Value Choice Fund
	Six Months Ended April 30, 2005	Year Ended October 31, 2004	Six Months Ended April 30, 2005	Year Ended October 31, 2004	February 1, 2005(1) to April 30, 2005
FROM OPERATIONS:
Net investment income (loss)	$1,368,189	$(358,177)	$25,014,151	$22,990,839	$15,364
Net realized gain (loss) on investments, foreign currency related transactions and reimbursement by affiliate	70,111,917	75,495,671	186,175,026	282,586,322	(199)
Net change in unrealized appreciation or depreciation on investments and foreign currency related transactions	(34,525,123)	(27,136,347)	9,242,667	450,122,588	(205,071)
Net increase (decrease) in net assets resulting from operations	36,954,983	48,001,147	220,431,844	755,699,749	(189,906)
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	—	(28,389)	(24,560,725)	(10,230,529)	—
Class B	—	—	(2,978,147)	(4,813,131)	—
Class C	—	—	(4,480,827)	(221,805)	—
Class I	—	—	(14,637,231)	—	—
Class Q	—	(35,174)	(416,197)	—	—
Net realized gains:
Class A	—	—	(88,815,999)	—	—
Class B	—	—	(21,863,296)	—	—
Class C	—	—	(32,628,011)	—	—
Class I	—	—	(40,249,883)	—	—
Class Q	—	—	(1,347,031)	—	—
Total distributions	—	(63,563)	(231,977,347)	(15,265,465)	—
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	42,453,499	102,648,725	472,343,467	760,539,725	4,658,931
Dividends reinvested	—	53,883	168,698,980	11,832,249	—
	42,453,499	102,702,608	641,042,447	772,371,974	4,658,931
Cost of shares redeemed	(71,959,495)	(170,219,420)	(518,650,572)	(855,607,324)	(46,920)
Net increase (decrease) in net assets resulting from capital share transactions	(29,505,996)	(67,516,812)	122,391,875	(83,235,350)	4,612,011
Net increase (decrease) in net assets	7,448,987	(19,579,228)	110,846,372	657,198,934	4,422,105
NET ASSETS:
Beginning of period	321,935,563	341,514,791	3,859,863,464	3,202,664,530	—
End of period	$329,384,550	$321,935,563	$3,970,709,836	$3,859,863,464	$4,422,105
Undistributed net investment income at end of period	$1,404,717	$36,528	$24,005,543	$46,064,519	$15,364

(1)           Commencement of operations.

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS (UNAUDITED)

	ING Precious Metals Fund		ING Russia Fund
	Six Months Ended April 30, 2005	Year Ended October 31, 2004	Six Months Ended April 30, 2005	Year Ended October 31, 2004

FROM OPERATIONS:
Net investment income (loss)	$(205,255)	$(643,094)	$(727,126)	$321,241
Net realized gain (loss) on investments and foreign currency related transactions	5,928,058	15,823,998	(16,073,667)	47,457,393
Net change in unrealized appreciation or depreciation on investments and foreign currency related transactions	(20,133,302)	(13,509,349)	11,725,711	(9,081,553)
Net increase (decrease) in net assets resulting from operations	(14,410,499)	1,671,555	(5,075,082)	38,697,081
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income	(2,990,570)	—	(111,452)	(207,493)
Total distributions	(2,990,570)	—	(111,452)	(207,493)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	6,777,372	15,000,362	26,235,522	135,313,377
Dividends reinvested	2,642,230	—	96,494	153,665
Redemption fee proceeds	—	—	475,296	1,459,066
	9,419,602	15,000,362	26,807,312	136,926,108
Cost of shares redeemed	(10,830,783)	(26,611,993)	(49,289,122)	(124,835,873)
Net increase (decrease) in net assets resulting from capital share transactions	(1,411,181)	(11,611,631)	(22,481,810)	12,090,235
Net increase (decrease) in net assets	(18,812,250)	(9,940,076)	(27,668,344)	50,579,823
NET ASSETS:
Beginning of period	—	101,696,242	212,180,471	161,600,648
End of period	$72,943,916	$91,756,166	$184,512,127	$212,180,471
Undistributed net investment income (accumulated net investment loss) at end of period	$(206,585)	$2,989,240	$(728,488)	$110,090

See Accompanying Notes to Financial Statements

ING GLOBAL EQUITY DIVIDEND FUND (UNAUDITED)	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class A				Class B
	Six Months Ended April 30, 2005		Year Ended October 31, 2004	September 17, 2003(1) to October 31, 2003	Six Months Ended April, 30, 2005		Year Ended October 31, 2004	October 24, 2003(1) to October 31, 2003
Per Share Operating Performance:
Net asset value, beginning of period	$12.41		10.49	10.00	12.37		10.49	10.31
Income from investment operations:
Net investment income	$0.29	*	0.44	0.02	0.24	*	0.42	0.00	**
Net realized and unrealized gain on investments	$0.67		1.87	0.47	0.66		1.82	0.18
Total from investment operations	$0.96		2.31	0.49	0.90		2.24	0.18
Less distributions from:
Net investment income	$0.32		0.39	—	0.24		0.36	—
Net realized gains on investments	$0.19		—	—	0.19		—	—
Total distributions	$0.51		0.39	—	0.43		0.36	—
Net asset value, end of period	$12.86		12.41	10.49	12.84		12.37	10.49
Total Return(2)%	7.82		22.59	4.90	7.39		21.92	1.75
Ratios and Supplemental Data:
Net assets, end of period (000’s)	$49,954		11,316	4,274	18,402		3,303	12
Ratios to average net assets:
Net expenses after expense reimbursement/recoupment(3)(4)%	1.36		1.40	1.40	2.11		2.15	2.15
Gross expenses prior to expense reimbursement/recoupment(3)%	1.33		3.44	7.00	2.08		4.19	7.75
Net investment income after expense reimbursement/recoupment(3)(4)%	4.51		4.39	3.58	3.79		4.03	(0.67)
Portfolio turnover rate %	31		60	3	31		60	3

	Class C
	Six Months Ended April, 30, 2005		Year Ended October 31, 2004	October 29, 2003(1) to October 31, 2003
Per Share Operating Performance:
Net asset value, beginning of period	$12.37		10.48	10.44
Income from investment operations:
Net investment income	$0.25	*	0.39	0.00	**
Net realized and unrealized gain on investments	$0.65		1.86	0.04
Total from investment operations	$0.90		2.25	0.04
Less distributions from:
Net investment income	$0.25		0.36	—
Net realized gains on investments	$0.19		—	—
Total distributions	$0.44		0.36	—
Net asset value, end of period	$12.82		12.37	10.48
Total Return(2)%	7.32		21.99	0.38
Ratios and Supplemental Data:
Net assets, end of period (000’s)	$29,021		3,655	19
Ratios to average net assets:
Net expenses after expense reimbursement/recoupment(3)(4)%	2.11		2.15	2.15
Gross expenses prior to expense reimbursement/recoupment(3)%	2.08		4.19	7.75
Net investment income after expense reimbursement/recoupment(3)(4)%	3.94		3.99	(0.88)
Portfolio turnover rate %	31		60	3

(1)              Commencement of operations.

(2)              Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(3)              Annualized for periods less than one year.

(4)              The Investment Manager has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years.

*                 Per share data calculated using average number of shares outstanding throughout the period.

**          Amount represents less than $0.01 per share

See Accompanying Notes to Financial Statements

ING GLOBAL REAL ESTATE FUND (UNAUDITED)	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class A				Class B
	Six Months Ended April 30,	Year Ended October 31,		November 5, 2001(1) to October 31,	Six Months Ended April 30,		Year Ended October 31,		March 15, 2002(1) to October 31,
	2005	2004	2003	2002	2005		2004	2003	2002
Per Share Operating Performance:
Net asset value, beginning of period	$15.40	13.06	10.40	10.01	13.67		11.74	9.43	10.03
Income (loss) from investment operations:
Net investment income (loss)	$0.17	0.27	0.57	0.45	0.11	*	0.14	0.48	0.16
Net realized and unrealized gain (loss) on investments	$1.71	3.26	2.79	0.31	1.50		2.90	2.47	(0.58)
Total from investment operations	$1.88	3.53	3.36	0.76	1.61		3.04	2.95	(0.42)
Less distributions from:
Net investment income	$0.38	0.43	0.54	0.37	0.34		0.35	0.48	0.18
Net realized gain on investments	$0.92	0.76	0.16	—	0.92		0.76	0.16	—
Total distributions	$1.30	1.19	0.70	0.37	1.26		1.11	0.64	0.18
Net asset value, end of period	$15.98	15.40	13.06	10.40	14.02		13.67	11.74	9.43
Total Return(2)%	12.65	28.90	33.77	7.47	12.23		27.89	32.83	(4.29)
Ratios and Supplemental Data:
Net assets, end of period (000’s)	$99,829	95,561	41,549	25,440	8,581		4,736	1,506	677
Ratios to average net assets:
Net expenses after expense reimbursement/ recoupment(3)(4)%	1.64	1.75	1.75	1.76	2.39		2.50	2.50	2.52
Gross expenses prior to expense reimbursement/recoupment(3)%	1.53	1.55	1.95	2.46	2.28		2.30	2.70	3.19
Net investment income after expense reimbursement/recoupment(3)(4)%	2.45	2.55	5.14	4.12	1.64		1.78	4.44	3.74
Portfolio turnover rate %	71	129	124	141	71		129	124	141

	Class C
	Six Months Ended April 30,		Year Ended October 31,		January 8, 2002(1) to October 31,
	2005		2004	2003	2002
Per Share Operating Performance:
Net asset value, beginning of period	$14.19		12.14	9.70	9.99
Income (loss) from investment operations:
Net investment income (loss)	$0.11	*	0.14	0.45	0.19
Net realized and unrealized gain (loss) on investments	$1.58		3.02	2.60	(0.31)
Total from investment operations	$1.69		3.16	3.05	(0.12)
Less distributions from:
Net investment income	$0.34		0.35	0.45	0.17
Net realized gain on investments	$0.92		0.76	0.16	—
Total distributions	$1.26		1.11	0.61	0.17
Net asset value, end of period	$14.62		14.19	12.14	9.70
Total Return(2)%	12.36		27.93	32.89	(1.24)
Ratios and Supplemental Data:
Net assets, end of period (000’s)	$17,974		7,817	1,732	2,320
Ratios to average net assets:
Net expenses after expense reimbursement/recoupment(3)(4)%	2.39		2.50	2.50	2.52
Gross expenses prior to expense reimbursement/recoupment(3)%	2.28		2.30	2.70	3.19
Net investment income after expense reimbursement/recoupment(3)(4)%	1.52		1.72	4.60	3.51
Portfolio turnover rate %	71		129	124	141

(1)              Commencement of operations.

(2)              Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(3)              Annualized for periods less than one year.

(4)              The Investment Manager has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years.

*                 Per share data calculated using average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

ING GLOBAL VALUE CHOICE FUND (UNAUDITED)	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class A
	Six Months Ended April 30,	Year Ended October 31,				Four Months Ended October 31,	Year Ended June 30,
	2005	2004	2003	2002	2001	2000(1)(2)	2000
Per Share Operating Performance:
Net asset value, beginning of period	$15.96	14.76	12.36	15.45	26.36	29.98	23.58
Income (loss) from investment operations:
Net investment income (loss)	$0.06	(0.04)	(0.06)	(0.12)*	(0.11)	(0.07)	(0.15)
Net realized and unrealized gain (loss) on investments	$0.68	1.24	2.46	(2.97)*	(9.73)	(3.55)	9.62
Total from investment operations	$0.74	1.20	2.40	(3.09)	(9.84)	(3.62)	9.47
Less distributions from:
Net realized gain on investments	$—	—	—	—	0.77	—	3.07
Tax return of capital	$—	—	—	—	0.30	—	—
Total distributions	$—	—	—	—	1.07	—	3.07
Net asset value, end of period	$16.70	15.96	14.76	12.36	15.45	26.36	29.98
Total Return(3)%	4.64	8.13	19.42	(20.00)	(38.80)	(12.07)	42.43
Ratios and Supplemental Data:
Net assets, end of period (000’s)	$43,071	46,133	56,877	69,478	134,152	246,590	235,341
Ratios to average net assets:
Net expenses after expense reimbursement/recoupment and brokerage commission recapture(4)%	1.85	1.85	1.85	1.86	1.85	1.61	1.67
Net expenses after expense reimbursement/recoupment and prior to brokerage commission recapture(4)(5)%	1.85	1.85	1.85	1.86	1.85	1.61	1.67
Gross expenses prior to expense reimbursement/recoupment and brokerage commission recapture(4)%	1.86	1.77	1.93	1.96	1.95	1.61	1.67
Net investment income (loss) after expense reimbursement/recoupment and brokerage commission recapture(4)(5)%	0.62	(0.21)	(0.35)	(0.83)	(0.65)	(0.71)	(0.79)
Portfolio turnover rate %	115	101	125	281	302	71	169

	Class B
	Six Months Ended April 30,		Year Ended October 31,				Four Months Ended October 31,	Year Ended June 30,
	2005		2004	2003	2002	2001	2000(1)(2)	2000
Per Share Operating Performance:
Net asset value, beginning of period	$17.39		16.19	13.65	17.19	29.52	33.66	26.64
Income (loss) from investment operations:
Net investment loss	$(0.00	)**	(0.17)	(0.16)	(0.25)*	(0.31)	(0.15)	(0.28)
Net realized and unrealized gain (loss) on investments	$0.75		1.37	2.70	(3.29)*	(10.82)	(3.99)	10.76
Total from investment operations	$0.75		1.20	2.54	(3.54)	(11.13)	(4.14)	10.48
Less distributions from:
Net realized gain on investments	$—		—	—	—	0.86	—	3.46
Tax return of capital	$—		—	—	—	0.34	—	—
Total distributions	$—		—	—	—	1.20	—	3.46
Net asset value, end of period	$18.14		17.39	16.19	13.65	17.19	29.52	33.66
Total Return(3)%	4.31		7.41	18.61	(20.59)	(39.19)	(12.27)	41.54
Ratios and Supplemental Data:
Net assets, end of period (000’s)	$25,200		28,559	35,459	38,603	71,943	126,756	130,988
Ratios to average net assets:
Net expenses after expense reimbursement/recoupment and brokerage commission recapture(4)%	2.50		2.50	2.50	2.51	2.51	2.26	2.32
Net expenses after expense reimbursement/recoupment and prior to brokerage commission recapture(4)(5)%	2.50		2.50	2.50	2.51	2.51	2.26	2.32
Gross expenses prior to expense reimbursement/recoupment and brokerage commission recapture(4)%	2.51		2.42	2.58	2.61	2.61	2.26	2.32
Net investment loss after expense reimbursement/recoupment and brokerage commission recapture(4)(5)%	(0.03)		(0.87)	(1.00)	(1.46)	(1.31)	(1.37)	(1.44)
Portfolio turnover rate %	115		101	125	281	302	71	169

(1)              Effective October 1, 2000, ING Investments, LLC, became the Investment Manager of the Fund replacing Nicholas-Applegate Capital Management.

(2)              The Fund changed its fiscal year-end from June 30 to October 31.

(3)              Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(4)              Annualized for periods less than one year.

(5)              The Investment Manager has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years.

*                 Per share data calculated using average number of shares outstanding throughout the period.

**          Amount represents less than $0.01 per share.

See Accompanying Notes to Financial Statements

ING GLOBAL VALUE CHOICE FUND (UNAUDITED) (CONTINUED)	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class C
	Six Months Ended April 30,		Year Ended October 31,				Four Months Ended October 31,	Year Ended June 30,
	2005		2004	2003	2002	2001	2000(1)(2)	2000
Per Share Operating Performance:
Net asset value, beginning of period	$15.48		14.41	12.14	15.29	26.26	29.92	23.69
Income (loss) from investment operations:
Net investment loss	$(0.00	)**	(0.15)	(0.15)	(0.22)*	(0.40)	(0.13)	(0.33)
Net realized and unrealized gain (loss) on investments	$0.66		1.22	2.42	(2.93)*	(9.50)	(3.53)	9.65
Total from investment operations	$0.66		1.07	2.27	(3.15)	(9.90)	(3.66)	9.32
Less distributions from:
Net realized gain on investments	$—		—	—	—	0.77	—	3.09
Tax return of capital	$—		—	—	—	0.30	—	—
Total distributions	$—		—	—	—	1.07	—	3.09
Net asset value, end of period	$16.14		15.48	14.41	12.14	15.29	26.26	29.92
Total Return(3)%	4.26		7.43	18.70	(20.60)	(39.20)	(12.23)	41.48
Ratios and Supplemental Data:
Net assets, end of period (000’s)	$32,371		35,784	45,476	51,868	102,919	213,843	239,432
Ratios to average net assets:
Net expenses after expense reimbursement/recoupment and brokerage commission recapture(4)%	2.50		2.50	2.50	2.51	2.51	2.26	2.32
Net expenses after expense reimbursement/ recoupment and prior to brokerage commission recapture(4)(5)%	2.50		2.50	2.50	2.51	2.51	2.26	2.32
Gross expenses prior to expense reimbursement/recoupment and brokerage commission recapture(4)%	2.51		2.42	2.58	2.61	2.60	2.26	2.32
Net investment loss after expense reimbursement/recoupment and brokerage commission recapture(4)(5)%	(0.03)		(0.87)	(1.01)	(1.46)	(1.30)	(1.37)	(1.44)
Portfolio turnover rate %	115		101	125	281	302	71	169

(1)              Effective October 1, 2000, ING Investments, LLC, became the Investment Manager of the Fund replacing Nicholas-Applegate Capital Management.

(2)              The Fund changed its fiscal year-end from June 30 to October 31.

(3)              Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(4)              Annualized for periods less than one year.

(5)              The Investment Manager has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years.

*                 Per share data calculated using average number of shares outstanding throughout the period.

**          Amount represents less than $0.01 per share.

See Accompanying Notes to Financial Statements

ING EMERGING COUNTRIES FUND (UNAUDITED)	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class A
	Six Months Ended April 30,	Year Ended October 31,					Four Months Ended October 31,	Year Ended June 30,
	2005	2004		2003	2002	2001	2000(1)(2)	2000
Per Share Operating Performance:
Net asset value, beginning of period	$19.40	17.32		12.44	11.87	16.33	20.17	16.74
Income (loss) from investment operations:
Net investment income (loss)	$(0.01)	0.09		0.03	(0.10)	(0.02)	(0.24)	(0.20)
Net realized and unrealized gain (loss) on investments (net of Indian tax)	$2.22	2.08		4.85	0.67	(4.44)	(3.60)	3.63
Total from investment operations	$2.21	2.17		4.88	0.57	(4.46)	(3.84)	3.43
Less distributions from:
Net investment income (loss)	$0.02	0.09		—	(0.00)*	—	—	—
Total distributions	$0.02	0.09		—	—	—	—	—
Payment by affiliate	$—	0.00	*	—	—	—	—	—
Net asset value, end of period	$21.59	19.40		17.32	12.44	11.87	16.33	20.17
Total Return(3)%	11.39	12.58	†	39.23	4.80	(27.31)	(19.04)	20.49
Ratios and Supplemental Data:
Net assets, end of period (000’s)	$71,172	67,282		71,953	62,063	67,247	59,541	75,311
Ratios to average net assets:
Net expenses after expense reimbursement/ recoupment(4)(5)%	2.05	2.20		2.27	2.32	2.32	2.23	2.19
Gross expenses prior to expense reimbursement/recoupment(4)%	2.10	2.10		2.37	2.26	2.33	2.38	2.34
Net investment income (loss) after expense reimbursement/recoupment(4)(5)%	(0.10)	0.41		0.22	(0.56)	(0.16)	(1.31)	(1.15)
Portfolio turnover rate %	115	88		135	124	74	94	211

		Class B
		Six Months Ended April 30,	Year Ended October 31,					Four Months Ended October 31,	Year Ended June 30,
		2005	2004		2003	2002	2001	2000(1)(2)	2000
Per Share Operating Performance:
Net asset value, beginning of period		$19.17	17.15		12.39	11.85	16.41	20.30	16.98
Income (loss) from investment operations:
Net investment loss		$(0.09)	(0.04)		(0.06)	(0.16)	(0.11)	(0.23)	(0.35)
Net realized and unrealized gain (loss) on investments (net of Indian tax)		$2.20	2.06		4.82	0.70	(4.45)	(3.66)	3.67
Total from investment operations		$2.11	2.02		4.76	0.54	(4.56)	(3.89)	3.32
Payment by affiliate		—	0.00	*	—	—	—	—	—
Net asset value, end of period		$21.28	19.17		17.15	12.39	11.85	16.41	20.30
Total Return(3)		$11.01	11.78	†	38.42	4.56	(27.79)	(19.16)	19.55
Ratios and Supplemental Data:	$
Net assets, end of period (000’s)		$13,024	12,581		16,425	15,150	14,637	22,707	30,322
Ratios to average net assets:	%
Net expenses after expense reimbursement/ recoupment(4)(5)		$2.80	2.85		2.92	2.97	2.99	2.98	2.84
Gross expenses prior to expense reimbursement/recoupment(4)%		2.85	2.75		3.02	2.91	3.00	3.12	2.99
Net investment loss after expense reimbursement/recoupment(4)(5)%		(0.81)	(0.30)		(0.40)	(1.23)	(0.72)	(1.01)	(1.80)
Portfolio turnover rate	%	115	88		135	124	74	94	211

(1)              Effective October 1, 2000, ING Investments, LLC, became the Investment Manager of the Fund replacing Nicholas-Applegate Capital Management.

(2)              The Fund changed its fiscal year-end from June 30 to October 31.

(3)              Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(4)              Annualized for periods less than one year.

(5)              The Investment Manager has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years.

*                 Amount represents less than $0.01 per share.

†                  In 2004, 0.06% of the total return consists of a gain on an investment not meeting the Fund’s investment restrictions. Excluding this item, total return would have been 12.52% and 11.72% for Class A and Class B, respectively. There was no impact on total return due to the payment by affiliate.

See Accompanying Notes to Financial Statements

ING EMERGING COUNTRIES FUND (UNAUDITED) (CONTINUED)	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class C
	Six Months Ended April 30,	Year Ended October 31,					Four Months Ended October 31,	Year Ended June 30,
	2005	2004		2003	2002	2001	2000(1)(2)	2000
Per Share Operating Performance:
Net asset value, beginning of period	$18.24	16.32		11.79	11.41	15.81	19.56	16.35
Income (loss) from investment operations:
Net investment loss	$(0.08)	(0.03)		(0.06)	(0.25)	(0.12)	(0.22)	(0.32)
Net realized and unrealized gain (loss) on investments (net of Indian tax)	$2.08	1.95		4.59	0.63	(4.28)	(3.53)	3.53
Total from investment operations	$2.00	1.92		4.53	0.38	(4.40)	(3.75)	3.21
Payment by affiliate	$—	0.00	*	—	—	—	—	—
Net asset value, end of period	$20.24	18.24		16.32	11.79	11.41	15.81	19.56
Total Return(3)%	10.96	11.76	†	38.42	3.33	(27.83)	(19.17)	19.63
Ratios and Supplemental Data:
Net assets, end of period (000’s)	$11,837	9,680		10,033	9,519	12,746	22,456	29,610
Ratios to average net assets:
Net expenses after expense reimbursement/ recoupment(4)(5)%	2.80	2.85		2.92	2.97	2.99	2.98	2.84
Gross expenses prior to expense reimbursement/recoupment(4)%	2.85	2.75		3.02	2.91	3.00	3.09	2.99
Net investment loss after expense reimbursement/recoupment(4)(5)%	(0.81)	(0.20)		(0.40)	(1.20)	(0.73)	(0.95)	(1.80)
Portfolio turnover rate %	115	88		135	124	74	94	211

	Class M
	Six Months Ended April 30,	Year Ended October 31,			August 5, 2002(6) to October 31,
	2005	2004		2003	2002
Per Share Operating Performance:
Net asset value, beginning of period	$19.15	17.12		12.35	12.39
Income (loss) from investment operations:
Net investment loss	$(0.06)	(0.00	)* **	(0.02)	(0.03)
Net realized and unrealized gain (loss) on investments (net of Indian tax)	$2.19	2.06		4.79	(0.01)
Total from investment operations	$2.13	2.06		4.77	(0.04)
Less distributions from:
Net investment income	$—	0.03		—	—
Total distributions	$—	0.03		—	—
Payment by affiliate	$—	0.00	*	—	—
Net asset value, end of period	$21.28	19.15		17.12	12.35
Total Return(3)%	11.12	12.07	†	38.62	(0.32)
Ratios and Supplemental Data:
Net assets, end of period (000’s)	$1,158	1,124		1,237	1,125
Ratios to average net assets:
Net expenses after expense reimbursement(4)(5)%	2.55	2.60		2.67	2.73
Gross expenses prior to expense reimbursement/recoupment(4)%	2.60	2.50		2.77	2.73
Net investment loss after expense reimbursement/recoupment/recoupment(4)(5)%	(0.59)	(0.01)		(0.14)	(1.32)
Portfolio turnover rate %	115	88		135	124

(1)              Effective October 1, 2000, ING Investments, LLC, became the Investment Manager of the Fund replacing Nicholas-Applegate Capital Management.

(2)              The Fund changed its fiscal year-end from June 30 to October 31.

(3)              Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(4)              Annualized for periods less than one year.

(5)              The Investment Manager has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years.

(6)              Commencement of operations.

*                 Amount represents less than $0.01 per share.

**          Per share data calculated using average number of shares outstanding throughout the period.

†                  In 2004, 0.06% of the total return consists of a gain on an investment not meeting the Fund’s investment restrictions. Excluding this item, total return would have been 11.70% and 12.01% for Class A and Class B, respectively. There was no impact on total return due to the payment by affiliate.

See Accompanying Notes to Financial Statements

ING FOREIGN FUND (UNAUDITED)	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class A				Class B
	Six Months Ended April 30, 2005	Year Ended October 31, 2004	July 1, 2003(1) to October 31, 2003		Six Months Ended April 30, 2005		Year Ended October 31, 2004		July 8, 2003(1) to October 31, 2003
Per Share Operating Performance:
Net asset value, beginning of period	$12.38	11.01	10.00		12.26		10.99		10.29
Income (loss) from investment operations:
Net investment income (loss)	$0.02	0.11	(0.00*	)	(0.00*	)	(0.05**	)	(0.01)
Net realized and unrealized gain on investments	$0.92	1.44	1.01		0.89		1.49		0.71
Total from investment operations	$0.94	1.55	1.01		0.89		1.44		0.70
Less distributions from:
Net investment income	$—	0.04	—		—		0.03		—
Return of capital	$—	0.10	—		—		0.10		—
Net realized gain on investments	$—	0.04	—		—		0.04		—
Total distributions	$—	0.18	—		—		0.17		—
Net asset value, end of period	$13.32	12.38	11.01		13.15		12.26		10.99
Total Return(2)%	7.59	14.25	10.10		7.26		13.32		6.80
Ratios and Supplemental Data:
Net assets, end of period (000’s)	$101,271	62,949	6,598		18,197		11,263		1,344
Ratios to average net assets:
Net expenses after expense reimbursement/recoupment(3)(4)%	1.68	1.70	1.95		2.43		2.45		2.70
Gross expenses prior to expense reimbursement/recoupment(3)%	1.64	1.95	6.03		2.39		2.70		6.78
Net investment income (loss) after expense reimbursement/recoupment(3)(4)%	0.50	0.37	(0.32)		(0.24)		(0.46)		(1.03)
Portfolio turnover rate %	31	141	50		31		141		50

	Class C
	Six Months Ended April 30, 2005		Year Ended October 31, 2004		July 7, 2003(1) to October 31, 2003
Per Share Operating Performance:
Net asset value, beginning of period	$12.28		11.01		10.27
Income (loss) from investment operations:
Net investment loss	$(0.00	)*	(0.04	)**	(0.01)
Net realized and unrealized gain on investments	$0.89		1.48		0.75
Total from investment operations	$0.89		1.44		0.74
Less distributions from: $
Net investment income	$—		0.03		—
Return of capital	$—		0.10		—
Net realized gain on investments	$—		0.04		—
Total distributions	$—		0.17		—
Net asset value, end of period	$13.17		12.28		11.01
Total Return(2)%	7.25		13.28		7.21
Ratios and Supplemental Data:
Net assets, end of period (000’s)	$65,043		41,424		5,601
Ratios to average net assets:
Net expenses after expense reimbursement/recoupment(3)(4)%	2.43		2.45		2.70
Gross expenses prior to expense reimbursement/recoupment(3)%	2.39		2.70		6.78
Net investment loss after expense reimbursement/recoupment(3)(4)%	(0.26)		(0.41)		(1.03)
Portfolio turnover rate %	31		141		50

(1)              Commencement of operations.

(2)              Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(3)              Annualized for periods less than one year.

(4)              The Investment Manager has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years.

*                 Amount represents less than $0.01 per share.

**          Per share data calculated using average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

ING INTERNATIONAL FUND (UNAUDITED)	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class A
	Six Months Ended April 30,		Year Ended October 31,					Ten Months Ended October 31,	Year Ended December 30,
	2005		2004		2003	2002	2001	2000(1)(2)	1999
Per Share Operating Performance:
Net asset value, beginning of period	$9.78		8.48		7.05	8.09	11.22	13.45	11.61
Income (loss) from investment operations:
Net investment income (loss)	$0.07		0.09		0.04	(0.02)	(0.05)	0.19	(0.01)
Net realized and unrealized gain (loss) on investments	$0.45		1.22		1.37	(1.04)	(2.14)	(1.48)	5.46
Total from investment operations	$0.52		1.31		1.41	(1.06)	(2.19)	(1.29)	5.45
Less distributions from: $
Net investment income	$0.10		0.01		0.03	—	—	0.86	0.03
Net realized gain on investments	$—		—		—	—	0.94	0.08	3.58
Total distributions	$0.10		0.01		0.03	—	0.94	0.94	3.61
Redemption fees applied to capital	$0.00	*	0.00	*	0.05	0.02	—	—	—
Net asset value, end of period	$10.20		9.78		8.48	7.05	8.09	11.22	13.45
Total Return(3)%	5.35		15.49		20.72	(12.86)	(21.38)	(10.22)	47.85
Ratios and Supplemental Data:
Net assets, end of period (000’s)	$50,736		47,551		43,821	43,314	37,489	30,653	25,304
Ratios to average net assets:
Net expenses after expense reimbursement/ recoupment and brokerage commission recapture(4)%	1.64		1.68		1.85	2.14	2.51	2.23	1.98
Net expenses after expense reimbursement and prior to brokerage commission recapture(4)(5)%	1.64		1.68		1.85	2.14	2.51	2.23	1.98
Gross expenses prior to expense reimbursement/recoupment and brokerage commission recapture(4)%	1.64		1.64		1.87	2.18	2.51	2.23	1.98
Net investment income (loss) after expense reimbursement/recoupment and brokerage commission recapture(4)(5)%	1.41		0.78		0.64	(0.32)	(0.74)	(0.23)	(0.21)
Portfolio turnover rate %	56		90		100	126	169	113	144

	Class B
	Six Months Ended April 30,	Year Ended October 31,						August 22, 2000(6) to October 31,
	2005	2004		2003		2002	2001	2000
Per Share Operating Performance:
Net asset value, beginning of period	$9.43	8.22		6.91		8.03	11.19	12.28
Income (loss) from investment operations:
Net investment income (loss)	$0.03	(0.00	)*	(0.00	)*	(0.02)	(0.62)	(0.05)
Net realized and unrealized gain (loss) on investments	$0.44	1.21		1.31		(1.10)	(1.60)	(1.04)
Total from investment operations	$0.47	1.21		1.31		(1.12)	(2.22)	(1.09)
Less distributions from: $
Net realized gain on investments	$0.05	—		—		—	0.94	—
Total distributions	$0.05	—		—		—	0.94	—
Net asset value, end of period	$9.85	9.43		8.22		6.91	8.03	11.19
Total Return(3)%	4.96	14.72		18.96		(13.95)	(21.74)	(8.88)
Ratios and Supplemental Data:
Net assets, end of period (000’s)	$16,490	15,069		12,466		10,246	1,961	80
Ratios to average net assets:
Net expenses after expense reimbursement/recoupment and brokerage commission recapture(4)%	2.39	2.43		2.60		2.76	3.32	2.76
Net expenses after expense reimbursement and prior to brokerage commission recapture(4)(5)%	2.39	2.43		2.60		2.76	3.32	2.76
Gross expenses prior to expense reimbursement/ recoupment and brokerage commission recapture(4)%	2.39	2.39		2.62		2.83	3.32	2.76
Net investment income (loss) after expense reimbursement/ recoupment and brokerage commission recapture(4)(5)%	0.59	(0.02)		(0.05)		(1.10)	(1.40)	(7.02)
Portfolio turnover rate %	56	90		100		126	169	113

(1)              The Fund changed its fiscal year-end from December 31 to October 31

(2)              Effective July 26, 2000, ING Investments, LLC, became the Investment Manager of the Fund.

(3)              Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(4)              Annualized for periods less than one year.

(5)              The Investment Manager has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years.

(6)              Commencement of operations.

*                 Amount represents less than $0.01 per share.

See Accompanying Notes to Financial Statements

ING INTERNATIONAL FUND (UNAUDITED) (CONTINUED)	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class C
	Six Months Ended April 30,	Year Ended October 31,						September 15, 2000(1) to October 31,
	2005	2004		2003		2002	2001	2000
Per Share Operating Performance:
Net asset value, beginning of period	$9.42	8.22		6.91		8.02	11.21	11.67
Income (loss) from investment operations:
Net investment income (loss)	$0.04	(0.00*	)	(0.00*	)	(0.02)	(0.62)	(0.04)
Net realized and unrealized gain (loss) on investments	$0.44	1.20		1.31		(1.09)	(1.63)	(0.42)
Total from investment operations	$0.48	1.20		1.31		(1.11)	(2.25)	(0.46)
Less distributions from:
Net investment income	$0.04	—		0.00	*	—	—	—
Net realized gain on investments	$—	—		—		—	0.94	—
Total distributions	$0.04	—		0.00	*	—	0.94	—
Net asset value, end of period	$9.86	9.42		8.22		6.91	8.02	11.21
Total Return(2)%	5.11	14.60		18.97		(13.84)	(21.98)	(3.94)
Ratios and Supplemental Data:
Net assets, end of period (000’s)	$15,737	16,230		14,526		12,384	1,514	85
Ratios to average net assets:
Net expenses after expense reimbursement/recoupment and brokerage commission recapture(3)%	2.39	2.43		2.60		2.76	3.31	2.96
Net expenses after expense reimbursement and prior to brokerage commission recapture(3)(4)%	2.39	2.43		2.60		2.76	3.31	2.96
Gross expenses prior to expense reimbursement/ recoupment and brokerage commission recapture(3)%	2.39	2.39		2.62		2.84	3.31	2.96
Net investment income (loss) after expense reimbursement/ recoupment and brokerage commission recapture(3)(4)%	0.59	(0.04)		(0.05)		(1.18)	(1.46)	(3.97)
Portfolio turnover rate %	56	90		100		126	169	113

(1)              Commencement of operations.

(2)              Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(3)              Annualized for periods less than one year.

(4)              The Investment Manager has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years.

*                 Amount represents less than $0.01 per share.

See Accompanying Notes to Financial Statements

ING INTERNATIONAL SMALLCAP FUND (UNAUDITED)	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class A
	Six Months Ended April 30,	Year Ended October 31,					Four Months Ended October 31,	Year Ended June 30,
	2005	2004		2003	2002	2001	2000(1)	2000
Per Share Operating Performance:
Net asset value, beginning of period	$29.27	25.37		18.35	21.85	36.08	40.94	23.80
Income (loss) from investment operations:
Net investment income (loss)	$0.17	0.02		0.01	(0.07)	(0.11)	(0.10)	(0.18)
Net realized and unrealized gain (loss) on investments	$3.25	3.86		7.01	(3.43)	(11.39)	(4.76)	19.38
Total from investment operations	$3.42	3.88		7.02	(3.50)	(11.50)	(4.86)	19.20
Less distributions from:
Net investment income	$—	0.00	*	—	—	0.24	—	—
Net realized gain on investments	$—	—		—	—	2.49	—	2.06
Total distributions	$—	0.00	*	—	—	2.73	—	2.06
Payment by affiliate	$—	0.02		—	—	—	—	—
Net asset value, end of period	$32.69	29.27		25.37	18.35	21.85	36.08	40.94
Total Return(2)%	11.68	15.39	†	38.26	(16.02)	(34.30)	(11.90)	82.89

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$164,646	154,658		150,043	123,206	153,804	273,393	278,480
Ratios to average net assets:
Net expenses after expense reimbursement/ recoupment(3)(4)%	1.75	1.75		1.95	1.95	1.83	1.67	1.67
Gross expenses prior to expense reimbursement/recoupment(3)%	1.75	1.72		1.94	1.99	1.83	1.67	1.67
Net investment income (loss) after expense reimbursement/recoupment(3)(4)%	1.00	0.07		0.00	(0.32)	(0.33)	(0.80)	(0.76)
Portfolio turnover rate %	84	106		114	149	143	56	164

	Class B
	Six Months Ended April 30,	Year Ended October 31,				Four Months Ended October 31,	Year Ended June 30,
	2005	2004	2003	2002	2001	2000(1)	2000
Per Share Operating Performance:
Net asset value, beginning of period	$30.30	26.43	19.25	23.06	38.05	43.27	25.33
Income (loss) from investment operations:
Net investment income (loss)	$0.05	(0.19)	(0.24)	(0.32)	(0.32)	(0.20)	(0.37)
Net realized and unrealized gain (loss) on investments	$3.38	4.04	7.42	(3.49)	(11.98)	(5.02)	20.50
Total from investment operations	$3.43	3.85	7.18	(3.81)	(12.30)	(5.22)	20.13
Less distributions from:
Net investment income	$—	—	—	—	0.07	—	—
Net realized gain on investments	$—	—	—	—	2.62	—	2.19
Total distributions	$—	—	—	—	2.69	—	2.19
Payment by affiliate	$—	0.02	—	—	—	—	—
Net asset value, end of period	$33.73	30.30	26.43	19.25	23.06	38.05	43.27
Total Return(2)%	11.32	14.64 †	37.30	(16.52)	(34.59)	(12.05)	81.63

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$58,063	58,318	62,104	52,661	74,541	126,861	132,028
Ratios to average net assets:
Net expenses after expense reimbursement/ recoupment(3)(4)%	2.40	2.40	2.60	2.60	2.48	2.32	2.32
Gross expenses prior to expense reimbursement/recoupment(3)%	2.40	2.37	2.59	2.63	2.48	2.32	2.32
Net investment income (loss) after expense reimbursement/recoupment(3)(4)%	0.30	(0.60)	(0.68)	(0.98)	(0.98)	(1.46)	(1.41)
Portfolio turnover rate %	84	106	114	149	143	56	164

(1)              The Fund changed its fiscal year-end from June 30 to October 31.

(2)              Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(3)              Annualized for periods less than one year.

(4)              The Investment Manager has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years.

*                 Amount represents less than $0.01 per share.

†                  In 2004, the Sub-Adviser fully reimbursed the Fund for a loss on a transaction not meeting the Fund’s investment guidelines, which otherwise would have reduced total return by 0.07%.

See Accompanying Notes to Financial Statements

ING INTERNATIONAL SMALLCAP FUND (UNAUDITED) (CONTINUED)	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class C
	Six Months Ended April 30,	Year Ended October 31,				Four Months Ended October 31,	Year Ended June 30,
	2005	2004	2003	2002	2001	2000(1)	2000
Per Share Operating Performance:
Net asset value, beginning of period	$27.77	24.23	17.65	21.14	34.93	39.71	23.34
Income (loss) from investment operations:
Net investment income (loss)	$0.05	(0.17)	(0.29)	(0.32)	(0.38)	(0.18)	(0.31)
Net realized and unrealized gain (loss) on investments	$3.10	3.70	6.87	(3.17)	(10.91)	(4.60)	18.69
Total from investment operations	$3.15	3.53	6.58	(3.49)	(11.29)	(4.78)	18.38
Less distributions from:
Net investment income	$—	—	—	—	0.09	—	—
Net realized gain on investments	$—	—	—	—	2.41	—	2.01
Total distributions	$—	—	—	—	2.50	—	2.01
Payment by affiliate	$—	0.01	—	—	—	—	—
Net asset value, end of period	$30.92	27.77	24.23	17.65	21.14	34.93	39.71
Total Return(2)%	11.34	14.61 †	37.28	(16.51)	(34.62)	(12.04)	80.89

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$47,478	47,793	50,227	46,703	69,320	136,830	144,068
Ratios to average net assets:
Net expenses after expense reimbursement/ recoupment(3)(4)%	2.40	2.40	2.60	2.60	2.48	2.32	2.32
Gross expenses prior to expense reimbursement/recoupment(3)%	2.40	2.37	2.59	2.63	2.48	2.32	2.32
Net investment income (loss) after expense reimbursement/recoupment(3)(4)%	0.29	(0.60)	(0.68)	(0.99)	(0.98)	(1.46)	(1.41)
Portfolio turnover rate %	84	106	114	149	143	56	164

(1)              The Fund changed its fiscal year-end from June 30 to October 31.

(2)              Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(3)              Annualized for periods less than one year.

(4)              The Investment Manager has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years.

†                  In 2004, the Sub-Adviser fully reimbursed the Fund for a loss on a transaction not meeting the Fund’s investment guidelines, which otherwise would have reduced total return by 0.04%.

See Accompanying Notes to Financial Statements

ING INTERNATIONAL VALUE FUND (UNAUDITED)	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

		Class A
		Six Months Ended April 30,	Year Ended October 31,
		2005	2004	2003	2002	2001	2000
Per Share Operating Performance:
Net asset value, beginning of period		$16.90	13.71	10.40	12.33	16.68	14.75
Income (loss) from investment operations:
Net investment income		$0.12	0.13	0.08	0.06	0.11	0.15
Net realized and unrealized gain (loss) on investments		$0.85	3.15	3.48	(1.64)	(2.44)	2.58
Total from investment operations		$0.97	3.28	3.56	(1.58)	(2.33)	2.73
Less distributions from:
Net investment income		$0.22	0.09	0.05	0.09	0.14	0.11
Net realized gain on investments		$0.80	—	0.20	0.26	1.88	0.69
Total distributions		$1.02	0.09	0.25	0.35	2.02	0.80
Net asset value, end of period		$16.85	16.90	13.71	10.40	12.33	16.68
Total Return(1)%		5.77	24.03	35.11	(13.31)	(15.89)	18.56
Ratios and Supplemental Data:
Net assets, end of period (000’s)		$1,860,205	1,869,868	1,641,943	1,356,334	1,195,760	920,591
Ratios to average net assets:	%
Expenses	%	1.60	1.61	1.74	1.76	1.67	1.64
Net investment income	%	1.31	0.79	0.66	0.58	0.88	1.14
Portfolio turnover rate	%	15	29	9	20	15	34

		Class B
		Six Months Ended April 30,	Year Ended October 31,
		2005	2004	2003		2002	2001	2000
Per Share Operating Performance:
Net asset value, beginning of period		$16.58	13.45	10.23		12.13	16.43	14.57
Income (loss) from investment operations:
Net investment income (loss)		$0.05	0.02	(0.00	)*	(0.02)	0.02	0.07
Net realized and unrealized gain (loss) on investments		$0.84	3.11	3.42		(1.62)	(2.41)	2.51
Total from investment operations		$0.89	3.13	3.42		(1.64)	(2.39)	2.58
Less distributions from:
Net investment income		$0.11	—	—		0.00 *	0.03	0.03
Net realized gain on investments		$0.80	—	0.20		0.26	1.88	0.69
Total distributions		$0.91	—	0.20		0.26	1.91	0.72
Net asset value, end of period		$16.56	16.58	13.45		10.23	12.13	16.43
Total Return(1)%		5.37	23.27	34.11		(13.90)	(16.48)	17.69
Ratios and Supplemental Data:
Net assets, end of period (000’s)		$440,464	454,952	420,651		375,967	421,884	437,765
Ratios to average net assets:	%
Expenses	%	2.30	2.31	2.44		2.45	2.37	2.34
Net investment income (loss)%		0.60	0.09	(0.04)		(0.13)	0.16	0.45
Portfolio turnover rate	%	15	29	9		20	15	34

(1)              Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

*                 Amount represents less than $0.01 per share.

See Accompanying Notes to Financial Statements

ING INTERNATIONAL VALUE FUND (UNAUDITED) (CONTINUED)	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

		Class C
		Six Months Ended April 30,	Year Ended October 31,
		2005	2004	2003		2002	2001	2000
Per Share Operating Performance:
Net asset value, beginning of period		$16.54	13.42	10.21		12.10	16.41	14.55
Income (loss) from investment operations:
Net investment income (loss)		$0.05	0.02	(0.00*	)	(0.02)	0.02	0.07
Net realized and unrealized gain (loss) on investments		$0.84	3.10	3.41		(1.61)	(2.41)	2.52
Total from investment operations		$0.89	3.12	3.41		(1.63)	(2.39)	2.59
Less distributions from:
Net investment income		$0.11	—	—		0.00 *	0.04	0.04
Net realized gain on investments		$0.80	—	0.20		0.26	1.88	0.69
Total distributions		$0.91	—	0.20		0.26	1.92	0.73
Net asset value, end of period		$16.52	16.54	13.42		10.21	12.10	16.41
Total Return(1)%		5.39	23.25	34.08		(13.85)	(16.52)	17.76
Ratios and Supplemental Data:
Net assets, end of period (000’s)		$662,408	675,039	628,704		573,712	603,229	605,678
Ratios to average net assets:	%
Expenses	%	2.30	2.31	2.44		2.46	2.37	2.34
Net investment income (loss)%		0.61	0.09	(0.04)		(0.13)	0.16	0.46
Portfolio turnover rate	%	15	29	9		20	15	34

(1)              Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

*                 Amount represents less than $0.01 per share.

See Accompanying Notes to Financial Statements

ING INTERNATIONAL VALUE CHOICE FUND (UNAUDITED)	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class A	Class B	Class C
	February 1, 2005(1) to April 30, 2005	February 1, 2005(1) to April 30, 2005	February 4, 2005(1) to April 30, 2005
Per Share Operating Performance:
Net asset value, beginning of period	$10.00	10.00	10.01
Income (loss) from investment operations:
Net investment income	$0.04	0.02	0.02
Net realized and unrealized gain (loss) on investments	$(0.32)	(0.31)	(0.31)
Total from investment operations	$(0.28)	(0.29)	(0.29)
Net asset value, end of period	$9.72	9.71	9.72
Total Return(2)%	(2.80)	(2.90)	(2.90)
Ratios and Supplemental Data:
Net assets, end of period (000’s)	$2,903	666	853
Ratios to average net assets:
Net expenses after expense reimbursement(3)(4)%	1.67	2.42	2.42
Gross expenses prior to expense reimbursement(3)%	2.98	3.73	3.73
Net investment income(3)(4)%	2.28	1.52	1.52
Portfolio turnover rate %	3	3	3

(1)              Commencement of operations

(2)              Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(3)              Annualized for periods less than one year.

(4)              The Investment Manager has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years.

See Accompanying Notes to Financial Statements

ING PRECIOUS METALS FUND (UNAUDITED)	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class A
	Six Months Ended April 30,	Year Ended October 31,					Ten Months Ended October 31,	Year Ended December 30,
	2005	2004	2003	2002	2001		2000(1)(2)	1999
Per Share Operating Performance:
Net asset value, beginning of period	$7.09	6.94	4.40	3.05	2.27		3.29	3.03
Income (loss) from investment operations:
Net investment income (loss)	$(0.02)	(0.05)	(0.02)	(0.01)	0.02		0.01	(0.01)
Net realized and unrealized gain (loss) on investments	$(1.08)	0.20	2.56	1.38	0.76		(1.03)	0.27
Total from investment operations	$(1.10)	0.15	2.54	1.37	0.78		(1.02)	0.26
Less distributions from:
Net investment income	$0.23	—	—	0.02	0.00	*	—	—
Total distributions	$0.23	—	—	0.02	0.00	*	—	—
Net asset value, end of period	$5.76	7.09	6.94	4.40	3.05		2.27	3.29
Total Return(3)%	(16.18)	2.16	57.73	45.01	34.56		(30.98)	8.58
Ratios and Supplemental Data:
Net assets, end of period (000’s)	$72,944	91,756	101,696	72,346	60,563		40,130	72,516
Ratios to average net assets:
Expenses(4)%	1.54	1.44	1.57	1.73	1.96		2.18	1.94
Net investment income (loss)(4)%	(0.48)	(0.69)	(0.36)	(0.33)	0.67		0.28	(0.02)
Portfolio turnover rate %	38	77	94	54	83		27	79

(1)              The Fund changed its fiscal year-end from December 31 to October 31.

(2)              Effective July 26, 2000, ING Investments, LLC, became the Investment Manager of the Fund.

(3)              Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(4)              Annualized for periods less than one year.

*                 Amount represents less than $0.01 per share

See Accompanying Notes to Financial Statements

ING RUSSIA FUND (UNAUDITED)	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class A
	Six Months Ended April 30,	Year Ended October 31,					Ten Months Ended October 31,	Year Ended December 30,
	2005	2004	2003		2002	2001	2000(1)(2)	1999
Per Share Operating Performance:
Net asset value, beginning of period	$25.01	19.13	12.15		8.04	7.15	6.74	2.64
Income (loss) from investment operations:
Net investment income (loss)	$(0.10)	0.04	(0.00*	)	0.17	(0.04)	(0.07)	0.18
Net realized and unrealized gain (loss) on investments	$0.07	5.69	7.06		3.92	0.93	0.48	3.99
Total from investment operations	$(0.03)	5.73	7.06		4.09	0.89	0.41	4.17
Less distributions from:
Net investment income	$0.01	0.02	0.12		—	—	—	0.07
Total distributions	$0.01	0.02	0.12		—	—	—	0.07
Redemption fees applied to capital	$0.17	0.17	0.04		0.02	—	—	—
Net asset value, end of period	$24.80	25.01	19.13		12.15	8.04	7.15	6.74
Total Return(3)%	(0.79)	30.88	58.98		51.12	12.45	6.08	159.76
Ratios and Supplemental Data:
Net assets, end of period (000’s)	$184,512	212,180	161,601		85,658	49,019	53,637	59,011
Ratios to average net assets: %
Net expenses after expense reimbursement(4)(5)%	2.14	2.01	2.09		1.77	2.23	1.40	2.23
Gross expenses prior to expense reimbursement(4)%	2.14	2.01	2.09		2.20	2.77	2.85	3.32
Net investment income (loss) expense reimbursement(4)(5)%	(0.78)	0.15	(0.02)		1.33	(0.56)	(0.90)	4.39
Portfolio turnover rate %	2	54	23		32	28	52	91

(1)              The Fund changed its fiscal year-end from December 31 to October 31.

(2)              Effective July 26, 2000, ING Investments, LLC, became the Investment Manager of the Fund.

(3)              Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(4)              Annualized for periods less than one year.

(5)              The Investment Manager has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years.

*                 Amount is less than $0.01 per share.

See Accompanying Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS AS OF APRIL 30, 2005 (UNAUDITED)

NOTE 1 — ORGANIZATION

Organization. The ING Funds included in this report are comprised of ING Mutual Funds (“IMF”) and ING Mayflower Trust (“IMT”); both are organized as open-end investment management companies registered under the Investment Company Act of 1940, as amended.

IMF is a Delaware statutory trust organized in 1992 with ten separate series (“Funds”): ING Global Equity Dividend Fund (“Global Equity Dividend”), ING Global Real Estate Fund (“Global Real Estate”), ING Global Value Choice Fund (formerly, ING Worldwide Growth Fund, ”Global Value Choice”), ING Emerging Countries Fund (“Emerging Countries”), ING Foreign Fund (“Foreign”), ING International Fund (“International”), ING International SmallCap Fund (formerly, ING International SmallCap Growth Fund, ”International SmallCap”), ING International Value Choice Fund (“International Value Choice”), ING Precious Metals Fund (“Precious Metals”) and ING Russia Fund (“Russia”). IMT is a Massachusetts business trust organized in 1993 with one series (Fund), ING International Value Fund (“International Value”). The investment objective of each Fund is described in each Fund’s prospectus.

Each Fund offers one or more of the following classes of shares: Class A, Class B, Class C, Class I, Class M and Class Q (Class I and Class Q are presented in a separate annual report). The separate classes of shares differ principally in the applicable sales charges (if any), distribution fees and shareholder servicing fees and transfer agent fees. Shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Fund and earn income and realized gains/losses from the portfolio pro rata based on the average daily net assets of each class, without distinction between share classes. No class has preferential dividend rights. Differences in per share dividend rates generally result from the relative weighting of pro rata income and realized gain allocations and from differences in separate class expenses, including distribution and shareholder servicing fees. Class B shares, along with their pro rata reinvested dividend shares, automatically convert to Class A shares approximately eight years after purchase.

Effective September 2, 2003, International Value was closed to new investments except for shares purchased (1) through the reinvestment of dividends and distributions; (2) by 401(k), 403(b) and 457 plans that have selected International Value as an investment option prior to June 28, 2002; (3) by shareholders participating in mutual fund wrap fee programs who were invested in International Value prior to June 28, 2002; (4) by new 401(k), 403(b) and 457 plans and new shareholders participating in mutual fund wrap fee programs subject to approval by the Investment Manager and Sub-Adviser based on their assessment of the Fund’s ability to invest the monies consistent with the Fund’s objectives in light of market conditions, the size of the purchase, and other relevant factors relating to International Value, or (5) by employees of the Investment Manager or Sub-Adviser and their affiliates. Proof of eligibility may be required. Employees of the Investment Manager or Sub-Adviser and their affiliates must identify themselves as such at the time of purchase. Failure to do so may result in a rejection of the purchase.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Funds in the preparation of their financial statements, and such policies are in conformity with accounting principles generally accepted in the United States of America for investment companies.

A.                                   Security Valuation. For all Funds except Russia, investments in equity securities traded on a national securities exchange are valued at the last reported sale price. Securities reported by NASDAQ will be valued at the NASDAQ official closing prices. Securities traded on an exchange or NASDAQ for which there has been no sale, securities traded in the over-the-counter-market, gold and silver bullion, platinum and palladium are valued at the mean between the last reported bid and ask prices. All investments quoted in foreign currencies will be valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at that time. Debt securities are valued at prices obtained from independent services or from one or more dealers making markets in the securities and may be adjusted based on the Fund’s valuation procedures. U.S. Government obligations are valued by using market quotations or independent pricing services that use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics.

Securities and assets for which market quotations are not readily available (which may include certain restricted securities which are subject to limitations as to their sale) are valued at their fair values as determined in good faith by or under the

NOTES TO FINANCIAL STATEMENTS AS OF APRIL 30, 2005 (UNAUDITED) (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

supervision of the Fund’s Board in accordance with methods that are specifically authorized by the Board. Securities traded on exchanges, including foreign exchanges, which close earlier than the time that a Fund calculates its net asset value may also be valued at their fair values as determined in good faith by or under the supervision of a Fund’s Board, in accordance with methods that are specifically authorized by the Board. If a significant event which is likely to impact the value of one or more foreign securities held by a Fund occurs after the time at which the foreign market for such security(ies) closes but before the time that a Fund’s net asset value is calculated on any business day, such event may be taken into account in determining the fair value of such security(ies) at the time a Fund calculates its net asset value. For these purposes, significant events after the close of trading on a foreign market may include, among others, securities trading in the U.S. and other markets, corporate announcements, natural and other disasters, and political and other events. Among other elements of analysis, the Board has authorized the use of one or more research services to assist with the determination of the fair value of foreign securities. Research services use statistical analyses and quantitative models to help determine fair value as of the time a Fund calculates its net asset value. Unlike the closing price of a security on an exchange, fair value determinations employ elements of judgment, and the fair value assigned to a security may not represent the actual value that a Fund could obtain if it were to sell the security at the time of the close of the NYSE. Investments in securities maturing in 60 days or less are valued at amortized cost, which, when combined with accrued interest approximates market value.

For the Russia Fund, the valuation procedures for Russian equity securities are to price local shares according to the most recent available bid prices. If securities are not listed on the Russian Trade System or on any other pricing service that lists available bid quotes, then the mean of at least two broker bid quotes is used. For equity securities of an issuer in Russia for which there are no readily available reliable market value quotations, the following benchmark pricing procedure shall apply on any day on which the largest securities exchange in Russia (the “RTS”) declines by 21/2% or more. The price of the security shall be adjusted by the amount of the downward change in a composite of the other companies that are publicly traded in the same sector as the issuer, if ascertainable, and if not ascertainable, by the amount of downward change in the RTS.

B.            Security Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded, net of any applicable withholding tax, on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Funds. Premium amortization and discount accretion are determined by the effective yield method.

C.            Foreign Currency Translation. The books and records of the Funds are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1)           Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at the end of the day.

(2)           Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at the end of the day, the Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities that are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statements of Assets and Liabilities for the estimated tax withholding based on the securities’ current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

NOTES TO FINANCIAL STATEMENTS AS OF APRIL 30, 2005 (UNAUDITED) (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. Government securities. These risks include, but are not limited to revaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. Government securities.

D.            Foreign Currency Transactions and Futures Contracts. Each Fund may enter into foreign currency exchange transactions to convert to and from different foreign currencies and to and from the U.S. dollar in connection with the planned purchases or sales of securities. The Funds either enter into these transactions on a spot basis at the spot rate prevailing in the foreign currency exchange market or uses forward foreign currency contracts to purchase or sell foreign currencies. When the contract is fulfilled or closed, gains or losses are realized. Until then, the gain or loss is included in unrealized appreciation or depreciation. Risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their forward contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Each Fund may enter into futures contracts involving foreign currency, interest rates, securities and securities indices. A futures contract obligates the seller of the contract to deliver and the purchaser of the contract to take delivery of the type of foreign currency, financial instrument or security called for in the contract at a specified future time for a specified price. Upon entering into such a contract, a Fund is required to deposit and maintain as collateral such initial margin as required by the exchange on which the contract is traded. Pursuant to the contract, a Fund agrees to receive from or pay to the broker an amount equal to the daily fluctuations in the value of the contract. Such receipts or payments are known as variation margin and are recorded as unrealized gains or losses by the Fund. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

E.             Distributions to Shareholders. The Funds record distributions to their shareholders on ex-dividend date. Each Fund pays dividends and capital gains, if any, annually (except Global Equity Dividend and Global Real Estate, which pay dividends, if any, quarterly). The Funds may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America for investment companies.

F.             Federal Income Taxes. It is the policy of the Funds to comply with subchapter M of the Internal Revenue Code and related excise tax provisions applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized capital gains to their shareholders. Therefore, no federal income tax provision is required. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

The Funds may utilize equalization accounting for tax purposes, where by a portion of redemption payments are treated as distributions of income or gain.

G.            Use of Estimates. Management of the Funds has made certain estimates and assumptions relating to the reporting of assets, liabilities, income, and expenses to prepare these financial statements in conformity with accounting principles generally accepted in the United States of America for investment companies. Actual results could differ from these estimates.

H.            Organization Expenses and Offering Costs. Costs incurred with the organization of the Funds were expensed as incurred. Costs incurred with the offering of shares of the Funds are deferred and amortized over a twelve-month period on a straight-line basis.

I.              Repurchase Agreements. Each Fund may invest in repurchase agreements only with government securities dealers recognized by the Board of Governors of the Federal Reserve System. Under such agreements, the seller of the security agrees to repurchase it at a mutually agreed upon time and price. The resale price is in excess of the purchase price and reflects an agreed upon interest rate for the period of time the agreement is outstanding. The period of the repurchase agreements is usually short, from overnight to one week, while the underlying securities generally have longer maturities. Each Fund will receive as collateral securities acceptable to it whose market value is equal to at least 100% of the carrying amount of the repurchase agreements, plus accrued interest, being invested by the Fund. The underlying collateral is valued daily on a mark to

NOTES TO FINANCIAL STATEMENTS AS OF APRIL 30, 2005 (UNAUDITED) (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

market basis to assure that the value, including accrued interest is at least equal to the repurchase price. If the seller defaults, a Fund might incur a loss or delay in the realization of proceeds if the value of security collateralizing the repurchase agreement declines, and it might incur disposition costs in liquidating the collateral.

J.             Securities Lending. Each Fund has the option to temporarily loan up to 30% of its total assets to brokers, dealers or other financial institutions in exchange for a negotiated lender’s fee. The borrower is required to fully collateralize the loans with cash or U.S. Government securities. Generally, in the event of counterparty default, the Fund has the right to use collateral to offset losses incurred. There would be potential loss to the Fund in the event the Fund is delayed or prevented from exercising its right to dispose of the collateral. The Fund bears the risk of loss with respect to the investment of collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Fund.

K.            Options Contracts. All Funds may purchase put and call options and may write (sell) put options and covered call options. The Funds may engage in option transactions as a hedge against adverse movements in the value of portfolio holdings or to increase market exposure. Option contracts are valued daily and unrealized gains or losses are recorded based upon the last sales price on the principal exchange on which the options are traded. The Funds will realize a gain or loss upon the expiration or closing of the option contract. When an option is exercised, the proceeds on sales of the underlying security for a written call option, the purchase cost of the security for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid. Realized and unrealized gains or losses on option contracts are reflected in the accompanying financial statements. The risk in writing a call option is that the Funds give up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Funds may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Funds pay a premium whether or not the option is exercised. Risks may also arise from an illiquid secondary market or from the inability of counterparties to meet the terms of the contract.

L.             Illiquid and Restricted Securities. Each Fund may not invest more than 15% of its net assets in illiquid securities. Illiquid securities are not readily marketable. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for the Funds to sell them promptly at an acceptable price. Each Fund may also invest in restricted securities which include those sold under Rule 144A of the Securities Act of 1933 (“1933 Act”) or securities offered pursuant to Section 4(2) of the 1933 Act, and/or are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Certain restricted securities may be considered liquid pursuant to procedures adopted by the Board or may be deemed illiquid because they may not be readily marketable. Illiquid and restricted securities are valued using market quotations when readily available. In the absence of market quotations, the securities are valued based upon their fair value determined under procedures approved by the Board.

M.           Delayed Delivery Transaction. The Funds may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The market value of these securities is identified in the Funds’ Portfolio of Investments. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Funds are required to segregate liquid assets sufficient to cover the purchase price.

NOTE 3 — INVESTMENT TRANSACTIONS

For the six months ended April 30, 2005, the cost of purchases and proceeds from the sales of securities, excluding short-term securities, were as follows:

	Purchases	Sales
Global Equity Dividend	$ 87,777,815	$ 15,667,543
Global Real Estate	84,335,457	79,339,661
Global Value Choice	127,718,724	142,376,703
Emerging Countries	116,332,558	118,351,635
Foreign Fund	99,295,577	47,668,233
International	61,086,200	66,370,982
International SmallCap	281,396,108	304,829,499
International Value	618,876,985	675,798,941
International Value Choice	4,449,516	96,221
Precious Metals	33,600,781	29,696,549
Russia	3,915,599	20,807,546

A 2% redemption fee is charged on shares of the Russia Fund that are redeemed within 365 days or less from their date of purchase. The redemption fee is recorded as an addition to paid-in capital. Total

NOTES TO FINANCIAL STATEMENTS AS OF APRIL 30, 2005 (UNAUDITED) (CONTINUED)

NOTE 4 — REDEMPTION FEES

redemption fee proceeds for the periods ended April 30, 2005 and October 31, 2004 were $475,296 and $1,459,066, respectively, and are set forth in the Statements of Changes in Net Assets.

International Fund imposes a 2% redemption fee on Class A shares redeemed (including in connection with an exchange) within 30 days or less from their date of purchase. The redemption fee is recorded as an addition to paid-in capital. Total redemption fee proceeds for the periods ended April 30, 2005 and October 31, 2004 were $6,423 and $9,571, respectively, and are set forth in the Statements of Changes in Net Assets.

NOTE 5 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES

Each of the Funds has entered into an Investment Management Agreement with ING Investments, LLC (the “Investment Manager”). The Investment Management Agreements compensate the Investment Manager with a fee, computed daily and payable monthly, based on the average daily net assets of each Fund, at the following annual rates:

As a percentage of average net assets
Global Equity Dividend	0.70%
Global Real Estate	1.00% on the first $250 million; 0.90% on the next $250 million; and 0.80% thereafter
Global Value Choice	1.00% on the first $250 million; 0.90% on the next $250 million; 0.80% on the next $500 million; and 0.75% thereafter
Emerging Countries	1.25%
Foreign	1.00% on the first $500 million; and 0.90% thereafter
International	1.00%
International SmallCap	1.00% on first $500 million; 0.90% on next $500 million; and 0.85% in excess of $1 billion
International Value	1.00%
International Value Choice	1.00%
Precious Metals	1.00% on first $50 million; and 0.75% thereafter
Russia	1.25%

ING Investment Management Advisors B.V. (“IIMA”), a registered investment advisor, serves as Sub-Adviser to the Russia Fund and the Global Equity Dividend Fund pursuant to a Sub-Advisory Agreement between the Investment Manager and IIMA.

ING Clarion Real Estate Securities L.P. (“ING Clarion”) a registered investment advisor, serves as a Sub-Adviser to the Global Real Estate Fund pursuant to a Sub-Advisory Agreement between the Investment Manager and ING Clarion.

NWQ Investment Management Company (“NWQ”), a registered investment advisor, serves as a Sub-Adviser to the Global Value Choice Fund and the International Value Choice Fund pursuant to a Sub-Advisory Agreement between the Investment Manager and NWQ.

Brandes Investment Partners, L.P. (“Brandes”), a registered investment advisor, serves as a Sub-Adviser to the Emerging Countries Fund and the International Value Fund pursuant to a Sub-Advisory Agreement between the Investment Manager and Brandes.

Julius Baer Investment Management, LLC (“JBIM”), a registered investment adviser wholly-owned by the Julius Baer Group, serves as Sub-Adviser to the Foreign Fund pursuant to a Sub-Advisory Agreement between the Investment Manager and JBIM.

ING Investment Management Co. (“ING IM”), a registered investment adviser serves as Sub-Adviser to International and Precious Metals Funds pursuant to a Sub-Advisory Agreement between the Investment Manager and ING IM.

Acadian Asset Management (“Acadian”), a registered investment advisor, serves as a Sub-Adviser to the International SmallCap Fund pursuant to a Sub-Advisory Agreement between the Investment Manager and Acadian.

ING Funds Services, LLC (the “Administrator”), serves as administrator to each Fund. The Funds pay the Administrator a fee calculated at an annual rate of 0.10% of each Fund’s average daily net assets.

International Value Fund also pays the Administrator an annual shareholder account-servicing fee of $5.00, payable quarterly, for each account of beneficial owners of shares.

The Investment Manager, ING IM, ING Clarion, IIMA and the Administrator are indirect wholly-owned subsidiaries of ING Groep N.V. (“ING Groep”). ING Groep is one of the largest financial services organizations in the world, and offers an array of banking, insurance and asset management services to both individual and institutional investors.

NOTE 6 — DISTRIBUTION AND SERVICE FEES

Each share class of the Funds, except Class I, has adopted a Plan pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plans”), whereby ING Funds Distributor, LLC (the “Distributor”), an indirect wholly-owned subsidiary of ING Groep, is reimbursed or compensated (depending on the class of shares) by the Funds for expenses incurred in the distribution of each Funds’ shares (“Distribution Fees”). Pursuant to the 12b-1 Plans, the Distributor is entitled to a payment each month for expenses incurred in the distribution and promotion of each Fund’s shares, including expenses incurred in printing prospectuses

NOTES TO FINANCIAL STATEMENTS AS OF APRIL 30, 2005 (UNAUDITED) (CONTINUED)

NOTE 6 — DISTRIBUTION AND SERVICE FEES (continued)

and reports used for sales purposes, expenses incurred in preparing and printing sales literature and other such distribution related expenses, including any distribution or shareholder servicing fees (“Service Fees”) paid to securities dealers who have executed a distribution agreement with the Distributor. Under the 12b-1 Plans, each class of shares of the Fund pays the Distributor a Distribution and/or Service Fee based on average daily net assets at the following annual rates:

	Class A		Class B	Class C	Class M	Class Q
Global Equity Dividend	0.25%		1.00%	1.00%	N/A	N/A
Global Real Estate	0.25%		1.00%	1.00%	N/A	N/A
Global Value Choice	0.35%		1.00%	1.00%	N/A	0.25%
Emerging Countries	0.35	%(1)	1.00%	1.00%	0.75%	0.25%
Foreign	0.25%		1.00%	1.00%	N/A	0.25%
International	0.25%		1.00%	1.00%	N/A	0.25%
International SmallCap	0.35%		1.00%	1.00%	N/A	0.25%
International Value	0.30%		1.00%	1.00%	N/A	0.25%
International Value Choice	0.25%		1.00%	1.00%	N/A	N/A
Precious Metals	0.25%		N/A	N/A	N/A	N/A
Russia	0.25%		N/A	N/A	N/A	N/A

(1) ING Funds Distributor, LLC has agreed to waive 0.10% of the Distribution Fee for Class A shares for the period from January 1, 2005 through December 31, 2005.

Fees paid to the Distributor by class during the six months ended April 30, 2005 are shown in the accompanying Statements of Operations.

The Distributor also receives the proceeds of the initial sales charge paid by shareholders upon the purchase of Class A shares, and the contingent deferred sales charge paid by shareholders upon certain redemptions for Class A, Class B, Class C and Class M shares. For the six months ended April 30, 2005, the Distributor retained the following amounts in sales charges for the Funds:

	Class A	Class B	Class C	Class M
Initial Sales Charges	$262,359	N/A	N/A	$27
Contingent Deferred Sales Charges	21,509	$—	$9,038	N/A

NOTE 7 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

At April 30, 2005, the Funds had the following amounts recorded in payable to affiliates on the accompanying Statements of Assets and Liabilities (See Notes 5 and 6):

	Accrued Investment Management Fees	Accrued Administrative Fees	Accrued Shareholder Services and Distribution Fees	Total
Global Equity Dividend	$ 59,818	$ 7,259	$ 45,046	$ 112,123
Global Real Estate	97,810	9,780	39,607	147,197
Global Value Choice	87,920	8,790	61,771	158,481
Emerging Countries	111,546	8,922	38,328	158,796
Foreign	159,748	15,473	89,260	264,481
International	94,190	9,416	39,353	142,959
International SmallCap	279,518	27,945	151,600	459,063
International Value	3,326,484	332,643	1,400,398	5,059,525
International Value Choice	3,429	343	1,690	5,462
Precious Metals	58,417	6,417	16,047	80,881
Russia	198,182	15,851	39,636	253,669

At April 30, 2005, the following indirect wholly-owned subsidiaries of ING Groep owned shares of the following Funds:

ING Life Insurance and Annuity Company — Global Equity Dividend Fund (5.30%).

ING National Nederlanden Intervest — Global Real Estate Fund (36.15%).

ING National Trust — International Fund (22.54%).

Control is defined by the Investment Company Act of 1940 (“1940 Act”) as the beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting securities of a company. Investment activities of these shareholders could have a material impact on the Funds.

The Investment Manager may direct the Fund’s portfolio managers to use their best efforts (subject to obtaining best execution of each transaction) to allocate a Portfolio’s equity security transactions through certain designated broker-dealers. The designated broker-dealer, in turn, will reimburse a portion of the brokerage commissions to pay certain expenses of that Fund. Any amounts credited to a Fund are reflected as a reimbursement of expenses in the Statements of Operations.

Each Fund has adopted a Retirement Policy covering all independent trustees of the Fund who will have served as an independent trustee for at least five years at the time of retirement. Benefits under this plan are based on an annual rate as defined in the plan agreement.

NOTE 8 — OTHER ACCRUED EXPENSES AND LIABILITIES

At April 30, 2005, the Russia Fund had $106,921 payable for custodian fees and $68,449 payable for postage fees included in Other Accrued Expenses and Liabilities on the Statement of Assets and Liabilities that exceeded 5% of total liabilities.

NOTES TO FINANCIAL STATEMENTS AS OF APRIL 30, 2005 (UNAUDITED) (CONTINUED)

NOTE 9 — EXPENSE LIMITATIONS

The Investment Manager has agreed to limit expenses, excluding interest, taxes, brokerage and extraordinary expenses to the levels listed below:

Maximum Operating Expense Limit (as a percentage of average net assets)

	Class A	Class B	Class C	Class I	Class M	Class Q
Global Equity Dividend	1.40%	2.15%	2.15%	N/A	N/A	N/A
Global Real Estate	1.75%	2.50%	2.50%	1.50%	N/A	N/A
Global Value Choice	1.85%	2.50%	2.50%	N/A	N/A	1.75%
Emerging Countries(1)	2.25%	2.90%	2.90%	N/A	2.65%	2.15%
Foreign(2)	1.95%	2.70%	2.70%	1.60%	N/A	1.85%
International(3)	2.75%	3.50%	3.50%	2.50%	N/A	2.75%
International SmallCap	1.95%	2.60%	2.60%	N/A	N/A	1.85%
International Value	N/A	N/A	N/A	N/A	N/A	N/A
International Value Choice	1.70%	2.45%	2.45%	1.45%	N/A	N/A
Precious Metals	2.75%	N/A	N/A	N/A	N/A	N/A
Russia	3.35%	N/A	N/A	N/A	N/A	N/A

(1) Effective January 1, 2005, pursuant to a side agreement, ING Investments has lowered the expense limits for Emerging Countries through at least December 31, 2005. The expense limits for Emerging Countries are 2.10%, 2.85%, 2.85%, 2.60% and 2.10% for Class A, B, C, M and Q shares, respectively. If, after December 31, 2005, ING Investments elects not to renew the side agreement, the expense limits will revert to the limits listed in the table above. There is no guarantee that this side agreement will continue after that date. The side agreement will only renew if ING Investments elects to renew it. Any fees waived pursuant to the side agreement shall not be eligible for recoupment.

(2) Pursuant to a side agreement dated February 1, 2005, ING Investments has lowered the expense limits for Foreign through at least March 1, 2006. The expense limits for the Foreign are 1.70%, 2.45%, 2.45%, 1.35% and 1.60% for Class A, B, C, I and Q, respectively. If, after March 1, 2006, ING Investments elects not to renew the side agreement, the expense limits will revert to the limits listed in the table above. There is no guarantee that this side agreement will continue after that date. The side agreement will only renew if ING Investments, LLC elects to renew it.

(3) Pursuant to a side agreement dated February 1, 2005, ING Investments has lowered the expense limits for International through at least March 1, 2006. The expense limits for the International are 1.95%, 2.70%, 2.70%, 1.60% and 1.85% for Class A, B, C, I and Q, respectively. If, after March 1, 2006, ING Investments elects not to renew the side agreement, the expense limits will revert to the limits listed in the table above. There is no guarantee that this side agreement will continue after that date. The side agreement will only renew if ING Investments, LLC elects to renew it.

The Investment Manager may at a later date recoup from a Fund management fees waived and other expenses assumed by the Investment Manager during the previous 36 months, but only if, after such recoupment, a Fund’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Manager of such waived and reimbursed fees are reflected on the accompanying Statements of Operations for each Fund. Amounts payable by the Investment Manager are reflected on the accompanying Statements of Assets and Liabilities for each Fund.

As of April 30, 2005, the amounts of waived or reimbursed fees that are subject to possible recoupment by the Investment Manager, and the related expiration dates are as follows:

	April 30,
	2006	2007	2008	Total
Global Equity Dividend	$19,434	$99,973	$94,249	$213,656
Global Real Estate	—	51,006	—	51,006
Global Value Choice	109,327	65,585	18,289	193,201
Foreign	—	177,531	52,505	230,036

The Expense Limitation Agreements are contractual and shall renew automatically for one-year terms unless ING Investments provides written notice of the termination of the Expense Limitation Agreement within 90 days of the end of the then current term.

NOTE 10 — LINE OF CREDIT

All of the Funds included in this report, in addition to certain other funds managed by the Investment Manager, have entered into an unsecured committed revolving line of credit agreement (the “Credit Agreement”) with The Bank of New York for an aggregate amount of $125,000,000. The proceeds may be used only to: (1) temporarily finance the purchase and sale of securities; (2) finance the redemption of shares of an investor in the Funds; and (3) enable the Funds to meet other emergency expenses as defined in the Credit Agreement. The Funds to which the line of credit is available pay a commitment fee equal to 0.09% per annum on the daily unused portion of the committed line amount payable quarterly in arrears. The following Funds utilized the line of credit during the six months ended April 30, 2005:

	Days Utilized	Approximate Average Daily Balance	Approximate Weighted Average Interest Rate
Global Equity Dividend	3	$430,000	2.27%
Global Value Choice	1	610,000	2.74%
Emerging Countries	6	520,000	2.39%
International	1	610,000	2.36%
International SmallCap	6	7,346,667	3.00%
Precious Metals	1	790,000	2.89%

NOTES TO FINANCIAL STATEMENTS AS OF APRIL 30, 2005 (UNAUDITED) (CONTINUED)

NOTE 11 — CAPITAL SHARES

Transactions in capital shares and dollars were as follows:

	Class A Shares		Class B Shares		Class C Shares
	Six Months Ended April 30, 2005	Year Ended October 31, 2004	Six Months Ended April 30, 2005	Year Ended October 31, 2004	Six Months Ended April 30, 2005	Year Ended October 31, 2004
Global Equity Dividend (Number of Shares)
Shares sold	3,213,364	535,159	1,184,243	295,767	1,996,552	313,850
Dividends reinvested	26,464	2,687	9,863	1,132	12,643	1,645
Shares redeemed	(265,547)	(33,794)	(27,543)	(31,091)	(40,515)	(21,744)
Net increase in shares outstanding	2,974,281	504,052	1,166,563	265,808	1,968,680	293,751

Global Equity Dividend ($)
Shares sold	$41,712,660	$6,282,638	$15,360,104	$3,410,427	$25,868,843	$3,640,937
Dividends reinvested	336,975	30,212	125,023	12,760	160,203	18,647
Shares redeemed	(3,413,440)	(384,401)	(359,978)	(360,624)	(531,033)	(248,995)
Net increase	$38,636,195	$5,928,449	$15,125,149	$3,062,563	$25,498,013	$3,410,589

	Class A Shares		Class B Shares		Class C Shares
	Six Months Ended April 30, 2005	Year Ended October 31, 2004	Six Months Ended April 30, 2005	Year Ended October 31, 2004	Six Months Ended April 30, 2005	Year Ended October 31, 2004
Global Real Estate (Number of Shares)
Shares sold	1,702,389	3,405,367	287,427	270,873	695,482	455,181
Dividends reinvested	415,106	264,415	27,199	12,799	35,713	15,520
Shares redeemed	(2,077,186)	(643,917)	(49,211)	(65,421)	(52,116)	(62,590)
Net increase in shares outstanding	40,309	3,025,865	265,415	218,251	679,079	408,111

Global Real Estate ($)
Shares sold	$26,855,490	$47,609,673	$3,986,409	$3,405,207	$10,048,936	$5,977,782
Dividends reinvested	6,407,161	3,502,989	369,291	151,651	504,773	190,839
Shares redeemed	(32,510,167)	(8,952,960)	(681,951)	(814,481)	(750,920)	(817,661)
Net increase	$752,484	$42,159,702	$3,673,749	$2,742,377	$9,802,789	$5,350,960

	Class A Shares		Class B Shares		Class C Shares
	Six Months Ended April 30, 2005	Year Ended October 31, 2004	Six Months Ended April 30, 2005	Year Ended October 31, 2004	Six Months Ended April 30, 2005	Year Ended October 31, 2004
Global Value Choice (Number of Shares)
Shares sold	341,659	389,201	52,995	73,694	85,792	36,931
Shares redeemed	(653,658)	(1,352,279)	(306,113)	(621,523)	(393,013)	(881,072)
Net decrease in shares outstanding	(311,999)	(963,078)	(253,118)	(547,829)	(307,221)	(844,141)

Global Value Choice ($)
Shares sold	$5,897,384	$6,113,303	$991,602	$1,315,415	$1,431,533	$593,544
Shares redeemed	(11,150,535)	(21,218,533)	(5,652,259)	(10,710,909)	(6,462,148)	(13,463,169)
Net decrease	$(5,253,151)	$(15,105,230)	$(4,660,657)	$(9,395,494)	$(5,030,615)	$(12,869,625)

	Class Q Shares
	Six Months Ended April 30, 2005	Year Ended October 31, 2004
Global Value Choice (Number of Shares)
Shares sold	36,985	322,006
Shares redeemed	(59,756)	(471,023)
Net decrease in shares outstanding	(22,771)	(149,017)

Global Value Choice ($)
Shares sold	$735,975	$5,898,513
Shares redeemed	(1,186,196)	(8,647,666)
Net decrease	$(450,221)	$(2,749,153)

NOTES TO FINANCIAL STATEMENTS AS OF APRIL 30, 2005 (UNAUDITED) (CONTINUED)

NOTE 11 — CAPITAL SHARES (continued)

	Class A Shares		Class B Shares		Class C Shares
	Six Months Ended April 30, 2005	Year Ended October 31, 2004	Six Months Ended April 30, 2005	Year Ended October 31, 2004	Six Months Ended April 30, 2005	Year Ended October 31, 2004
Emerging Countries (Number of Shares)
Shares sold	508,907	2,481,332	96,262	170,377	120,771	110,041
Dividends reinvested	2,583	17,566	—	—	—	—
Shares redeemed	(683,533)	(3,183,675)	(140,436)	(471,944)	(66,666)	(194,329)
Net increase (decrease) in shares outstanding	(172,043)	(684,777)	(44,174)	(301,567)	54,105	(84,288)

Emerging Countries ($)
Shares sold	$11,259,027	$44,674,187	$2,096,534	$3,235,271	$2,549,122	$2,025,487
Dividends reinvested	53,415	299,006	—	—	—	—
Shares redeemed	(14,453,576)	(57,400,906)	(2,983,535)	(8,667,957)	(1,340,212)	(3,382,744)
Net increase (decrease)	$(3,141,134)	$(12,427,713)	$(887,001)	$(5,432,686)	$1,208,910	$(1,357,257)

	Class M Shares		Class Q Shares
	Six Months Ended April 30, 2005	Year Ended October 31, 2004	Six Months Ended April 30, 2005	Year Ended October 31, 2004
Emerging Countries (Number of Shares)
Shares sold	1,903	8,597	121,805	725,259
Dividends reinvested	—	136	579	4,931
Shares redeemed	(6,147)	(22,317)	(97,257)	(1,300,028)
Net increase (decrease) in shares outstanding	(4,244)	(13,584)	25,127	(569,838)

Emerging Countries ($)
Shares sold	$41,077	$165,338	$2,769,341	$13,642,377
Dividends reinvested	—	2,297	12,349	86,541
Shares redeemed	(131,043)	(415,333)	(2,144,218)	(24,435,925)
Net increase (decrease)	$(89,966)	$(247,698)	$637,472	$(10,707,007)

	Class A Shares		Class B Shares		Class C Shares
	Six Months Ended April 30, 2005	Year Ended October 31, 2004	Six Months Ended April 30, 2005	Year Ended October 31, 2004	Six Months Ended April 30, 2005	Year Ended October 31, 2004
Foreign (Number of Shares)
Shares sold	3,325,668	5,704,211	545,349	895,922	1,829,978	3,047,613
Dividends reinvested		8,613		2,178		6,274
Shares redeemed	(810,437)	(1,402,266)	(80,265)	(101,946)	(264,501)	(190,098)
Net increase in shares outstanding	2,515,231	4,310,558	465,084	796,154	1,565,477	2,863,789

Foreign ($)
Shares sold	$45,058,812	$66,535,817	$7,345,928	$10,448,476	$24,592,466	$35,702,440
Dividends reinvested	—	93,658	—	23,547	—	67,948
Shares redeemed	(11,002,292)	(16,180,971)	(1,067,168)	(1,180,328)	(3,558,625)	(2,198,012)
Net increase	$34,056,520	$50,448,504	$6,278,760	$9,291,695	$21,033,841	$33,572,376

	Class I Shares		Class Q Shares
	Six Months Ended April 30, 2005	Year Ended October 31, 2004	Six Months Ended April 30, 2005	Year Ended October 31, 2004
Foreign (Number of Shares)
Shares sold	1,377	187,096	740	51,643
Dividends reinvested	—	387	—	597
Shares redeemed		(1)	(3,034)	(5,471)
Net increase (decrease) in shares outstanding	1,377	187,482	(2,294)	46,769

Foreign ($)
Shares sold	$16,051	$2,149,750	$8,828	$608,900
Dividends reinvested	—	4,209	—	6,472
Shares redeemed	—	(12)	(42,645)	(62,750)
Net increase (decrease)	$16,051	$2,153,947	$(33,817)	$552,622

NOTES TO FINANCIAL STATEMENTS AS OF APRIL 30, 2005 (UNAUDITED) (CONTINUED)

NOTE 11 — CAPITAL SHARES (continued)

	Class A Shares		Class B Shares		Class C Shares
	Six Months Ended April 30, 2005	Year Ended October 31, 2004	Six Months Ended April 30, 2005	Year Ended October 31, 2004	Six Months Ended April 30, 2005	Year Ended October 31, 2004
International (Number of Shares)
Shares sold	815,459	3,451,836	293,382	505,076	116,579	393,597
Dividends reinvested	45,505	4,890	6,257	—	3,911	—
Shares redeemed	(751,814)	(3,759,822)	(224,414)	(422,474)	(245,817)	(437,630)
Net increase (decrease) in shares outstanding	109,150	(303,096)	75,225	82,602	(125,327)	(44,033)

International ($)
Shares sold	$8,492,632	$31,757,670	$2,942,361	$4,510,934	$1,169,754	$3,490,125
Dividends reinvested	464,320	41,300	61,874	—	38,715	—
Redemption fee proceeds	6,423	9,571	—	—	—	—
Shares redeemed	(7,801,504)	(35,163,553)	(2,262,870)	(3,794,744)	(2,471,703)	(3,937,183)
Net increase (decrease)	$1,161,871	$(3,355,012)	$741,365	$716,190	$(1,263,234)	$(447,058)

	Class I Shares		Class Q Shares
	Six Months Ended April 30, 2005	Year Ended October 31, 2004	Six Months Ended April 30, 2005	Year Ended October 31, 2004
International (Number of Shares)
Shares sold	409,611	1,345,222	249,768	818,308
Dividends reinvested	26,513	5,236	9,243	4,519
Shares redeemed	(108,625)	(957,334)	(124,243)	(1,824,099)
Net increase (decrease) in shares outstanding	327,499	393,124	134,768	(1,001,272)

International ($)
Shares sold	$4,272,451	$12,342,742	$2,574,929	$7,234,622
Dividends reinvested	268,842	43,979	93,629	37,916
Shares redeemed	(1,125,799)	(8,621,051)	(1,285,457)	(15,730,891)
Net increase (decrease)	$3,415,494	$3,765,670	$1,383,101	$(8,458,353)

	Class A Shares		Class B Shares		Class C Shares
	Six Months Ended April 30, 2005	Year Ended October 31, 2004	Six Months Ended April 30, 2005	Year Ended October 31, 2004	Six Months Ended April 30, 2005	Year Ended October 31, 2004
International SmallCap (Number of Shares)
Shares sold	942,670	2,416,993	125,110	215,764	79,889	139,626
Dividends reinvested	—	864	—	—	—	—
Shares redeemed	(1,190,785)	(3,047,832)	(328,780)	(640,673)	(265,376)	(491,748)
Net decrease in shares outstanding	(248,115)	(629,975)	(203,670)	(424,909)	(185,487)	(352,122)

International SmallCap ($)
Shares sold	$31,296,722	$67,323,822	$4,266,150	$6,380,056	$2,469,230	$3,856,477
Dividends reinvested	—	21,615	—	—	—	—
Shares redeemed	(38,983,616)	(84,650,202)	(11,156,754)	(18,689,602)	(8,245,008)	(13,154,747)
Net decrease	$(7,686,894)	$(17,304,765)	$(6,890,604)	$(12,309,546)	$(5,775,778)	$(9,298,270)

	Class Q Shares
	Six Months Ended April 30, 2005	Year Ended October 31, 2004
International SmallCap (Number of Shares)
Shares sold	126,466	882,652
Dividends reinvested	—	1,207
Shares redeemed	(389,267)	(1,851,928)
Net decrease in shares outstanding	(262,801)	(968,069)

International SmallCap ($)
Shares sold	$4,421,397	$25,088,370
Dividends reinvested	—	32,268
Shares redeemed	(13,574,117)	(53,724,869)
Net decrease	$(9,152,720)	$(28,604,231)

NOTES TO FINANCIAL STATEMENTS AS OF APRIL 30, 2005 (UNAUDITED) (CONTINUED)

NOTE 11 — CAPITAL SHARES (continued)

	Class A Shares		Class B Shares		Class C Shares
	Six Months Ended April 30, 2005	Year Ended October 31, 2004	Six Months Ended April 30, 2005	Year Ended October 31, 2004	Six Months Ended April 30, 2005	Year Ended October 31, 2004
International Value (Number of Shares)
Shares sold	14,013,665	27,310,057	576,618	679,383	542,198	167,511
Dividends reinvested	4,658,876	521,473	1,078,233	—	1,619,582	—
Shares redeemed	(18,876,294)	(37,013,357)	(2,496,818)	(4,509,591)	(2,869,844)	(6,201,914)
Net decrease in shares outstanding	(203,753)	(9,181,827)	(841,967)	(3,830,208)	(708,064)	(6,034,403)

International Value ($)
Shares sold	$241,746,862	$426,282,785	$9,719,342	$10,492,016	$9,025,220	$2,545,765
Dividends reinvested	78,640,245	7,159,457	17,941,796	—	26,885,154	—
Shares redeemed	(325,927,270)	(582,960,037)	(42,471,812)	(69,353,813)	(48,804,432)	(95,278,538)
Net decrease	$(5,540,163)	$(149,517,795)	$(14,810,674)	$(58,861,797)	$(12,894,058)	$(92,732,773)

	Class I Shares		Class Q Shares
	Six Months Ended April 30, 2005	Year Ended October 31, 2004	Six Months Ended April 30, 2005	Year Ended October 31, 2004
International Value (Number of Shares)
Shares sold	12,219,100	20,029,766	20,019	44,672
Dividends reinvested	2,611,155	334,126	69,842	6,447
Shares redeemed	(5,777,227)	(6,425,560)	(115,618)	(482,259)
Net increase (decrease) in shares outstanding	9,053,028	13,938,332	(25,757)	(431,140)

International Value ($)
Shares sold	$211,506,106	$64,019,780	$345,937	$684,725
Dividends reinvested	44,052,154	9,787,206	1,179,631	88,586
Shares redeemed	(99,448,328)	(81,395,062)	(1,998,730)	(7,574,954)
Net increase (decrease)	$156,109,932	$(7,588,076)	$(473,162)	$(6,801,643)

	Class A Shares	Class B Shares	Class C Shares
	February 1, 2005(1) to April 30, 2005	February 1, 2005(1) to April 30, 2005	February 4, 2005(1) to April 30, 2005
International Value Choice (Number of Shares)
Shares sold	302,956	68,610	88,055
Shares redeemed	(4,334)	(28)	(347)
Net increase in shares outstanding	298,622	68,582	87,708

International Value Choice ($)
Shares sold	$3,071,180	$693,180	$894,571
Shares redeemed	(43,122)	(283)	(3,515)
Net increase	$3,028,058	$692,897	$891,056

	Class A Shares
	Six Months Ended April 30, 2005	Year Ended October 31, 2004
Precious Metals (Number of Shares)
Shares sold	1,011,650	2,114,179
Dividends reinvested	368,023	—
Shares redeemed	(1,656,493)	(3,820,803)
Net decrease in shares outstanding	(276,820)	(1,706,624)

Precious Metals ($)
Shares sold	$6,777,372	$15,000,362
Dividends reinvested	2,642,230	—
Shares redeemed	(10,830,783)	(26,611,993)
Net decrease	$(1,411,181)	$(11,611,631)

(1) Commencement of operations

NOTES TO FINANCIAL STATEMENTS AS OF APRIL 30, 2005 (UNAUDITED) (CONTINUED)

NOTE 11 — CAPITAL SHARES (continued)

	Class A Shares
	Six Months Ended April 30, 2005	Year Ended October 31, 2004
Russia (Number of Shares)
Shares sold	1,057,244	5,565,130
Dividends reinvested	3,801	7,087
Shares redeemed	(2,104,841)	(5,538,941)
Net increase (decrease) in shares outstanding	(1,043,796)	33,276

Russia ($)
Shares sold	$26,235,522	$135,313,377
Dividends reinvested	96,494	153,665
Redemption fee proceeds	475,296	1,459,066
Shares redeemed	(49,289,122)	(124,835,873)
Net increase (decrease)	$(22,481,810)	$12,090,235

NOTE 12 — ILLIQUID SECURITIES

Pursuant to guidelines adopted by the Fund’s Board, the following securities have been deemed to be illiquid. The Funds currently limit investments in illiquid securities to 15% of the Fund’s net assets, at market value, at time of purchase.

Fund	Security	Shares	Initial Acquisition Date	Cost	Value	Percent of Net Assets
Foreign	Centrenergo ADR	1,530	12/17/03	$3,623	$12,811	0.0%

Precious Metals	Oxiana Ltd.	3,565,900	05/13/03	2,216,882	2,441,242	3.3%

Russia	Konakovskaya Gres	4,200,000	10/03/03	2,254,000	2,310,000	1.3%
	Novy Neft Ltd.	2,900,000	12/03/02	2,520,870	3,589,563	1.9%
	Novy Neft Ltd. II	7,400,000	04/15/03	2,516,576	3,146,869	1.7%
				$7,291,446	$9,046,432	4.9%

NOTE 13 — CONCENTRATION OF RISKS

Foreign Securities (All Funds). Investments in foreign securities may entail risks not present in domestic investments. Since investments of securities are denominated in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Funds. Foreign investments may also subject the Funds to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, as well as from movements in currency, security value and interest rate, all of which could affect the market and/or credit risk of the investments.

Emerging Markets Investments (All Funds). Because of less developed markets and economies and, in some countries, less mature governments and governmental institutions, the risks of investing in foreign securities can be intensified in the case of investments in issuers domiciled or doing substantial business in emerging market countries.

Industry Concentration (Global Real Estate and Precious Metals). As a result of the Fund concentrating its assets in securities related to a particular industry, the Fund may be subject to greater market fluctuation than a fund which has securities representing a broader range of investment alternatives.

Region Concentration (Russia). As a result of the Fund concentrating its assets in a single region of the world, the Fund’s performance may be more volatile than that of a fund that invests globally. If securities in the region that the Fund is concentrated fall out of favor, it may cause the Fund to underperform in relation to funds that focus on other types of stocks.

Non-Diversified (Global Real Estate, Precious Metals and Russia). There is additional risk associated with being non-diversified, since the Fund is not limited in the proportion of its assets in a single issuer. The investment of a large percentage of a Fund’s assets in the securities of a small number of issuers may cause that Fund’s share price to fluctuate more than that of a diversified fund.

NOTES TO FINANCIAL STATEMENTS AS OF APRIL 30, 2005 (UNAUDITED) (CONTINUED)

NOTE 14 — SECURITIES LENDING

Under an agreement with The Bank of New York (“BNY”), the Funds can lend their securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash and U.S. Government securities. The collateral must be in an amount equal to at least 105% of the market value of non-U.S. securities loaned and 102% of the market value of U.S. securities loaned. The cash collateral received is invested in approved investments as defined in the Securities Lending Agreement with BNY (the “Agreement”). The securities purchased with cash collateral received are reflected in the Portfolio of Investments. Generally, in the event of counterparty default, the Funds have the right to use the collateral to offset losses incurred. The Agreement contains certain guarantees by BNY in the event of counterparty default and/or a borrower’s failure to return a loaned security, however there would be a potential loss to the Funds in the event the Funds are delayed or prevented from exercising their right to dispose of the collateral. The Funds bear the risk of loss with respect to the investment of collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Fund. At October 31, 2004, the following Funds had securities on loan with the following market values:

Fund	Value of Securities Loaned	Value of Collateral
Emerging Countries	$10,301,876	$10,697,583
Foreign	1,726,452	1,780,430
International SmallCap	26,478,303	27,709,691
International Value	31,935,221	32,689,894

NOTE 15 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as distributions of paid-in capital.

Dividends paid by the Funds from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

The tax composition of dividends and distributions to shareholders were as follows:

	Six Months Ended April 30, 2005
	Ordinary Income	Long-Term Capital Gains
Global Equity Dividend	$793,433	$350,036
Global Real Estate	2,889,673	6,627,978
Emerging Countries	72,677	—
International	1,011,092	—
International Value	47,073,127	184,904,220
Precious Metals	2,990,570	—
Russia	111,452	—

	Year Ended October 31, 2004
	Ordinary Income	Long-Term Capital Gains	Return of Capital
Global Equity Dividend	$239,752	$—	$—
Global Real Estate(1)	1,980,531	1,165,047	—
Emerging Countries	441,079	—	—
Foreign	309,545	—	186,129
International	147,464	—	—
International SmallCap	63,563	—	—
International Value	15,265,465	—	—
Russia	207,493	—	—

(1) Composition of dividends and distributions presented herein differ from final amounts based on the Fund’s tax year-end of December 31, 2003.

NOTES TO FINANCIAL STATEMENTS AS OF APRIL 30, 2005 (UNAUDITED) (CONTINUED)

NOTE 15 — FEDERAL INCOME TAXES (continued)

The tax-basis components of distributable earnings and the expiration dates of the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes were as follows at October 31, 2004:

	Undistributed Ordinary Income	Unrealized Long-term Capital Gain	Unrealized Appreciation (Depreciation)	Capital Loss Carryforwards	Expiration Dates

Global Equity Dividend	$653,251	$7,209	$1,240,599	—	—

Global Real Estate(1)	2,237,236	253,250	6,801,897	—	—

Global Value Choice	—	—	14,037,056	$(126,163,979)	2009
				(81,779,077)	2010
				(6,183,953)	2011
				$(214,127,009)
Emerging Countries	53,613	—	28,141,991	$(12,080,523)	2005
				(13,086,178)	2007
				(26,645,430)	2008
				(35,091,427)	2009
				(18,266,429)	2010
				$(105,169,987)*
Foreign	—	—	9,214,287	$(1,527,768)	2012

International	1,006,230	—	11,075,219	$(1,411,836)	2008
				(10,784,182)	2009
				(10,921,164)	2010
				(2,172,053)	2011
				$(25,289,235)
International SmallCap	—	—	56,871,017	$(104,789,036)	2009
				(57,646,473)	2010
				$(162,435,509)

International Value	47,068,465	184,901,850	332,512,342	—	—

Precious Metals	2,989,240	—	17,876,664	$(17,948,676)	2008
				(14,912,400)	2009
				(10,385,023)	2010
				$(43,246,099)
Russia	110,090	—	35,546,667	$(3,229,937)	2009

*    Utilization of these capital losses is subject to annual limitations under Section 382 of the Internal Revenue Code.

(1) As of the Fund’s tax year-end of December 31, 2003.

NOTE 16 — INFORMATION REGARDING TRADING OF ING’S U.S. MUTUAL FUNDS

ING Investments, LLC (“Investments”), the adviser to the ING Funds, has reported to the Boards of Directors/Trustees (the “Board”) of the ING Funds that, like many U.S. financial services companies, Investments and certain of its U.S. affiliates have received informal and formal requests for information since September 2003 from various governmental and self-regulatory agencies in connection with investigations related to mutual funds and variable insurance products. Investments has advised the Board that it and its affiliates have cooperated fully with each request.

In addition to responding to regulatory and governmental requests, Investments reported that management of U.S. affiliates of ING Groep N.V., including Investments (collectively, “ING”), on their own initiative, have conducted, through independent special counsel and a national accounting firm, an extensive internal review of trading in ING insurance, retirement, and mutual fund products. The goal of this review was to identify any instances of inappropriate trading in those produc ts by third parties or by ING investment professionals and other ING personnel. ING’s internal review related to mutual fund trading is now substantially completed. ING has reported that, of the millions of customer relationships that ING maintains, the internal review identified several isolated arrangements allowing third parties to engage in frequent trading of mutual funds within ING’s variable insurance and mutual fund products, and identified other circumstances where frequent trading occurred, despite measures taken by ING intended to combat market timing. ING further reported that each of these arrangements has been terminated and fully disclosed to regulators. The results of the internal review were also reported to the independent members of the Board.

NOTES TO FINANCIAL STATEMENTS AS OF APRIL 30, 2005 (UNAUDITED) (CONTINUED)

NOTE 16 — INFORMATION REGARDING TRADING OF ING’S U.S. MUTUAL FUNDS (continued)

Investments has advised the Board that most of the identified arrangements were initiated prior to ING’s acquisition of the businesses in question in the U.S. Investments further reported that the companies in question did not receive special benefits in return for any of these arrangements, which have all been terminated. Based on the internal review, Investments has advised the Board that the identified arrangements do not represent a systemic problem in any of the companies that were involved.

More specifically, Investments reported to the Board that, at this time, these instances include the following:

•                  ING has identified three arrangements, dating from 1995, 1996 and 1998, under which the administrator to the then-Pilgrim Funds, which subsequently became part of the ING Funds, entered formal and informal arrangements that permitted frequent trading. ING Funds Distributor, LLC (“IFD”) has received a notice from the staff of the NASD informing IFD that it has made a preliminary determination to recommend that disciplinary action be brought against IFD and one of its registered persons for violations of the NASD Conduct Rules and certain provisions of the federal securities laws in connection with these arrangements. As permitted under NASD procedures, IFD may respond to the NASD staff before the staff makes a final recommendation.

•                  Aeltus Investment Management, Inc. (a predecessor entity to ING Investment Management Co.) has identified two investment professionals who engaged in extensive frequent trading in certain ING Funds. One was subsequently terminated for cause and incurred substantial financial penalties in connection with this conduct and the second has been disciplined.

•                  ReliaStar Life Insurance Company (“ReliaStar”) entered into agreements seven years ago permitting the owner of policies issued by the insurer to engage in frequent trading and to submit orders until 4pm Central Time. In 2001 ReliaStar also entered into a selling agreement with a broker-dealer that engaged in frequent trading. Employees of ING affiliates were terminated and/or disciplined in connection with these matters.

•                  In 1998, Golden American Life Insurance Company entered into arrangements permitting a broker-dealer to frequently trade up to certain specific limits in a fund available in an ING variable annuity product. No employee responsible for this arrangement remains at the company.

For additional information regarding these matters, you may consult the Form 8-K for each of four life insurance companies, ING USA Annuity and Life Insurance Company, ING Life Insurance and Annuity Company, ING Insurance Company of America, and ReliaStar Life Insurance Company of New York, each filed with the Securities and Exchange Commission (the “SEC”) on September 9, 2004. These Forms 8-K can be accessed through the SEC’s Web site at http://www.sec.gov. Despite the extensive internal review conducted through independent special counsel and a national accounting firm, there can be no assurance that the instances of inappropriate trading reported to the Board are the only instances of such trading respecting the ING Funds. Investments reported to the Board that ING is committed to conducting its business with the highest standards of ethical conduct with zero tolerance for noncompliance.

Accordingly, Investments advised the Board that ING management was disappointed that its voluntary internal review identified these situations. Viewed in the context of the breadth and magnitude of its U.S. business as a whole, ING management does not believe that ING’s acquired companies had systemic ethical or compliance issues in these areas. Nonetheless, Investments reported that given ING’s refusal to tolerate any lapses, it has taken the steps noted below, and will continue to seek opportunities to further strengthen the internal controls of its affiliates.

•                  ING has agreed with the ING Funds to indemnify and hold harmless the ING Funds from all damages resulting from wrongful conduct by ING or its employees or from ING’s internal investigation, any investigations conducted by any governmental or self-regulatory agencies, litigation or other formal proceedings, including any proceedings by the Securities and Exchange Commission. Investments reported to the Board that ING management believes that the total amount of any indemnification obligations will not be material to ING or its U.S. business.

•                  ING updated its Code of Conduct for employees reinforcing its employees’ obligation to conduct personal trading activity consistent with the law, disclosed limits, and other requirements.

•                  The ING Funds, upon a recommendation from ING, updated their respective Codes of Ethics applicable to investment professionals with ING

NOTES TO FINANCIAL STATEMENTS AS OF APRIL 30, 2005 (UNAUDITED) (CONTINUED)

NOTE 16 — INFORMATION REGARDING TRADING OF ING’S U.S. MUTUAL FUNDS (continued)

entities and certain other fund personnel, requiring such personnel to pre-clear any purchases or sales of ING Funds that are not systematic in nature (i.e., dividend reinvestment), and imposing minimum holding periods for shares of ING Funds.

•                  ING instituted excessive trading policies for all customers in its variable insurance and retirement products and for shareholders of the ING Funds sold to the public through financial intermediaries. ING does not make exceptions to these policies.

•                  ING reorganized and expanded its U.S. Compliance Department, and created an Enterprise Compliance team to enhance controls and consistency in regulatory compliance.

PORTFOLIO OF INVESTMENTS
ING GLOBAL EQUITY DIVIDEND FUND	AS OF APRIL 30, 2005 (UNAUDITED)

Shares		Value
COMMON STOCK: 90.3%
	Australia: 6.4%
59,028	Australia & New Zealand Banking Group Ltd.	$996,430
78,866	Coca-Cola Amatil Ltd.	510,994
239,707	Foster’s Group Ltd.	962,638
62,222	Santos Ltd.	452,038
35,522	St. George Bank Ltd.	687,587
85,057	Stockland	388,689
33,862	Suncorp-Metway Ltd.	522,672
35,833	TABCORP Holdings Ltd.	435,392
15,161	Wesfarmers Ltd.	426,907
66,853	Westfield Group	849,410
		6,232,757
	Belgium: 2.0%
24,846	Belgacom SA	954,525
34,962	Fortis	976,301
		1,930,826
	Bermuda: 0.7%
14,200	Frontline Ltd.	625,166
970	Ship Finance Intl. Ltd.	18,032
		643,198
	Brazil: 1.5%
26,251	Cia Siderurgica Nacional SA ADR	574,372
24,700	Petroleo Brasileiro SA ADR	907,725
		1,482,097
	Canada: 2.3%
12,338	Enerplus Resources Fund	435,902
5,314	Fording Canadian Coal Trust	472,096
11,100	Manitoba Telecom Services, Inc.	418,367
40,519	TransCanada Corp.	957,320
		2,283,685
	China: 1.8%
1,034,000	Huaneng Power Intl., Inc.	789,075
1,624,000	PetroChina Co., Ltd.	969,870
		1,758,945
	Denmark: 1.9%
32,900	Danske Bank A/S ADR	966,789
22,100	TDC A/S	946,796
		1,913,585
	Finland: 0.9%
43,700	UPM-Kymmene Oyj	872,859
		872,859
	France: 1.3%
16,146	PagesJaunes Groupe	386,234
8,614	Societe Generale	861,510
		1,247,744
	Germany: 1.4%
47,919	Deutsche Telekom AG	909,695
5,300	E.ON AG	450,994
		1,360,689
	Hong Kong: 1.9%
135,000	Citic Pacific Ltd.	406,133
170,500	CLP Holdings Ltd.	966,565
184,000	Hong Kong Exchanges and Clearing Ltd.	$448,560
		1,821,258
	Indonesia: 0.4%
2,412,000	Bank Mandiri Persero Tbk PT	404,344
		404,344
	Ireland: 1.0%
45,413	Allied Irish Banks PLC	929,209
		929,209
	Israel: 0.4%
109,167	Bank Hapoalim Ltd.	374,879
		374,879
	Italy: 5.9%
104,394	Enel S.p.A.	993,464
39,097	ENI S.p.A.	986,282
43,305	Riunione Adriatica di Sicurta S.p.A.	945,592
174,927	Snam Rete Gas S.p.A.	985,569
298,673	Telecom Italia S.p.A.	845,150
3,647	TIM S.p.A.	21,333
169,343	UniCredito Italiano S.p.A.	951,101
		5,728,491
	Netherlands: 3.3%
36,090	ABN AMRO Holding NV	877,916
22,850	Akzo Nobel NV	939,929
6,171	Rodamco Europe NV	466,991
15,550	Royal Dutch Petroleum Co.	910,376
		3,195,212
	New Zealand: 1.3%
292,170	Telecom Corp. of New Zealand Ltd.	1,301,114
		1,301,114
	Norway: 1.0%
101,800	DNB NOR ASA	973,353
		973,353
	Panama: 0.3%
15,000	Banco Latinoamericano de Exportaciones SA	283,350
		283,350
	Singapore: 1.0%
112,000	United Overseas Bank Ltd.	980,101
		980,101
	South Africa: 1.6%
220,368	FirstRand Ltd.	469,582
12,621	Impala Platinum Holdings Ltd.	1,051,537
		1,521,119
	South Korea: 2.4%
36,000	Korea Electric Power Corp.	1,048,827
110	KT Corp.	4,209
22,100	KT Corp. ADR	446,199
12,490	KT&G Corp.	451,847
5,310	S-Oil Corp.	373,013
		2,324,095

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING GLOBAL EQUITY DIVIDEND FUND	AS OF APRIL 30, 2005 (UNAUDITED) (CONTINUED)

Shares				Value
		Spain: 1.4%
43,315		Endesa SA		$949,496
7,812		Fomento de Construcciones y Contratas SA		423,186
				1,372,682
		Sweden: 3.2%
31,700		ForeningsSparbanken AB		746,679
23,700		Sandvik AB		929,655
39,800		Skanska AB		479,776
22,500		Volvo AB		913,176
				3,069,286
		Taiwan: 1.0%
112,788		Taiwan Semiconductor Manufacturing Co., Ltd. ADR		971,105
				971,105
		Thailand: 0.9%
160,700		Advanced Info Service PCL		387,064
82,200		Siam Cement PCL		495,212
				882,276
		United Kingdom: 11.0%
55,474		Alliance & Leicester PLC		875,738
81,522		Barratt Developments PLC		931,550
50,749		BOC Group PLC		945,160
76,507		Boots Group PLC		880,350
66,809		Diageo PLC		991,331
329,238		Dixons Group PLC		897,949
64,479		Gallaher Group PLC		1,006,724
38,923		GlaxoSmithKline PLC		984,404
83,160		Kelda Group PLC		1,005,408
34,096		Provident Financial PLC		435,680
184,211		Rank Group PLC		917,508
43,867		Severn Trent PLC		815,615
				10,687,417
		United States: 32.1%
15,266		Altria Group, Inc.		992,137
20,127		Ameren Corp.		1,040,566
28,000		American Capital Strategies Ltd.		895,440
26,936		Annaly Mortgage Management, Inc.		515,016
15,847		Arthur J. Gallagher & Co.		441,180
26,337		Bank of America Corp.		1,186,217
39,742		Bristol-Myers Squibb Co.		1,033,292
20,276		Citigroup, Inc.		952,161
71,018		Citizens Communications Co.		905,480
35,225		ConAgra Foods, Inc.		942,269
14,607		Deluxe Corp.		583,258
11,100		Developers Diversified Realty Corp.		471,084
18,300		Duke Realty Corp.		559,980
26,115		First Horizon National Corp.		1,084,556
10,888	@	General Maritime Corp.		477,439
18,555		General Motors Corp.		495,047
20,300		Health Care Property Investors, Inc.		520,492
11,400		Hospitality Properties Trust		476,292
25,948		IMPAC Mortgage Holdings, Inc.		475,367
10,930		iStar Financial, Inc.		435,451
30,861		KeyCorp		1,023,351
8,500		Kinder Morgan Energy Partners LP		405,195
12,671		Kinder Morgan, Inc.		968,824
11,200		Liberty Property Trust		$446,096
30,663		Merck & Co., Inc.		1,039,475
27,683		New York Community Bancorp, Inc.		489,989
21,768		Packaging Corp. of America		487,386
23,533		Progress Energy, Inc.		988,151
17,190		Public Service Enterprise Group, Inc.		998,739
11,970		Rayonier, Inc.		601,612
39,085		Regal Entertainment Group		793,034
12,640		Reynolds American, Inc.		985,541
43,285		Sara Lee Corp.		925,866
40,558		SBC Communications, Inc.		965,280
13,900		Simon Property Group, Inc.		918,374
31,101		Southern Co.		1,024,778
17,268		Thornburg Mortgage, Inc.		517,349
33,939		U.S. Bancorp		946,898
22,800		United Dominion Realty Trust, Inc.		505,020
17,557		UST, Inc.		804,111
23,811		Washington Mutual, Inc.		983,871
				31,301,664
		Total Common Stock (Cost $87,732,449)		87,847,340

EQUITY-LINKED SECURITIES: 2.2%
		India: 0.6%
82,204	@	Hindustan Petroleum Corp.		571,318
				571,318
		Luxembourg: 0.3%
25,000	@	Hero Honda Motors Ltd.		289,250
				289,250
		Taiwan: 1.3%
310,944	@	Acer, Inc.		509,948
758,235	@	China Steel Corp.		806,135
				1,316,083
		Total Equity-Linked Securities (Cost $2,254,179)		2,176,651

WARRANTS: 0.7%
		Luxembourg: 0.7%
162,000	@	Formosa Chemicals & Fibre Corp.		381,506
520,000	@,#	Mega Financial Holding Co. Ltd.		327,600
				709,106
		Total Warrants (Cost $718,226)		709,106

		Total Investments In Securities (Cost $90,704,854)*	93.2%	$90,733,097
		Other Assets and Liabilities-Net	6.8	6,644,730
		Net Assets	100.0%	$97,377,827

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING GLOBAL EQUITY DIVIDEND FUND	AS OF APRIL 30, 2005 (UNAUDITED) (CONTINUED)

Securities may have been fair valued in accordance with procedures approved by the Board of Directors/Trustees (Note 2A).

@                                    Non-income producing security

ADR                     American Depositary Receipt

#                                         Securities with purchases pursuant to Rule 144A, under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. These securities have been determined to be liquid under the guidelines established by the Funds’ Board of Directors/Trustees.

*                                         Cost for federal income tax purposes is $90,729,835. Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$2,335,907
Gross Unrealized Depreciation	(2,332,645)
Net Unrealized Appreciation	$3,262

Industry	Percentage of Net Assets
Advertising	0.4%
Agriculture	4.4
Auto Manufacturers	1.7
Banks	18.1
Beverages	2.5
Building Materials	0.5
Chemicals	2.3
Coal	0.5
Commercial Services	1.5
Diversified Financial Services	2.2
Electric	9.5
Engineering and Construction	0.9
Entertainment	1.3
Food	1.9
Forest Products and Paper	1.5
Gas	1.0
Hand/Machine Tools	1.0
Holding Companies - Diversified	0.4
Home Builders	1.0
Insurance	1.4
Investment Companies	0.9
Iron/Steel	1.4
Mining	1.1
Miscellaneous Manufacturing	0.4
Oil and Gas	5.8
Packaging and Containers	0.5
Pharmaceuticals	3.2
Pipelines	2.4
Real Estate	1.3
Real Estate Investment Trusts	6.5
Retail	1.8
Savings and Loans	1.5
Semiconductors	1.0
Telecommunications	8.3
Transportation	1.2
Water	1.9
Other Assets and Liabilities, Net	6.8
Net Assets	100.0%

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING GLOBAL REAL ESTATE FUND	AS OF APRIL 30, 2005 (UNAUDITED)

Shares				Value
COMMON STOCK: 96.5%
		Australia: 9.6%
291,700		Centro Properties Group		$1,172,937
1,794,000		DB RREEF Trust		1,839,953
388,700		Macquarie Goodman Group		1,198,813
688,900		Macquarie ProLogis Trust		579,794
361,800		Mirvac Group		1,188,006
269,200		Stockland		1,230,177
388,278		Westfield Group		4,933,314
				12,142,994
		Canada: 1.9%
94,500		O&Y Real Estate Investment Trust		1,176,967
83,600		RioCan Real Estate Investment Trust		1,241,726
				2,418,693
		Finland: 0.8%
114,300		Sponda OYJ		1,069,077
				1,069,077
		France: 4.5%
6,300		Klepierre		607,236
33,000	@	Nexity		1,265,290
21,200	@	Societe de la Tour Eiffel		2,130,880
13,400		Unibail		1,655,478
				5,658,884
		Germany: 1.8%
4,900		Deutsche Wohnen AG		1,042,092
68,100		IVG Immobilien AG		1,178,887
				2,220,979
		Hong Kong: 7.9%
188,000		Cheung Kong Holdings Ltd.		1,777,037
478,000		Great Eagle Hldg. Co.		1,080,344
664,000		Hang Lung Group Ltd.		1,197,458
592,000		Hysan Development Co., Ltd.		1,224,529
382,400		Sun Hung Kai Properties Ltd.		3,661,852
320,000		Wharf Holdings Ltd.		1,068,650
				10,009,870
		Italy: 0.7%
833,900		Beni Stabili S.p.A.		851,870
				851,870
		Japan: 8.1%
140		Japan Retail Fund Investment Corp.		1,136,878
299,000		Mitsubishi Estate Co., Ltd.		3,213,742
268,800		Mitsui Fudosan Co., Ltd.		2,997,903
236		NTT Urban Development Corp.		1,059,298
100		Orix JREIT, Inc.		671,880
106,300		Sumitomo Realty & Development Co., Ltd.		1,208,728
				10,288,429
		Netherlands: 2.0%
17,700		Eurocommercial Properties NV		617,690
24,400		Rodamco Europe NV		1,846,471
				2,464,161
		Singapore: 2.2%
564,000		Ascendas Real Estate Investment Trust		682,834
980,000		CapitaLand Ltd.		$1,530,119
143,000		City Developments Ltd.		604,346
				2,817,299
		Spain: 1.0%
23,700		Inmobiliaria Colonial		1,225,351
				1,225,351
		Sweden: 1.0%
34,500		Castellum AB		1,278,324
				1,278,324
		United Kingdom: 9.0%
118,400		British Land Co. PLC		1,855,626
176,500		Capital & Regional PLC		2,352,459
71,900		Hammerson PLC		1,171,313
117,350	@	Land Securities Group PLC		2,990,678
67,900		Liberty Intl. PLC		1,226,646
325,900		Unite Group PLC		1,779,497
				11,376,219
		United States: 46.0%
56,500		AMB Property Corp.		2,202,935
54,500		Archstone-Smith Trust		1,960,365
49,500		Arden Realty, Inc.		1,766,655
27,600		AvalonBay Communities, Inc.		1,987,200
39,900		Boston Properties, Inc.		2,652,153
39,600		Camden Property Trust		2,019,600
47,500		Developers Diversified Realty Corp.		2,015,900
86,300		Equity Office Properties Trust		2,715,861
24,800		Equity Residential		851,880
69,400		Gables Residential Trust		2,543,510
60,200		General Growth Properties, Inc.		2,354,422
28,500		Heritage Property Investment Trust		877,800
50,700		Hilton Hotels Corp.		1,106,781
132,300		Host Marriott Corp.		2,225,286
56,800		Liberty Property Trust		2,262,344
24,800		Macerich Co.		1,495,440
56,800		Maguire Properties, Inc.		1,448,400
34,800		Mills Corp.		1,988,472
52,000		Omega Healthcare Investors, Inc.		583,440
35,900		Pan Pacific Retail Properties, Inc.		2,169,078
72,200		ProLogis		2,858,398
37,300		Public Storage, Inc.		2,189,510
70,300		Reckson Associates Realty Corp.		2,267,175
26,100		Regency Centers Corp.		1,374,165
51,300		Simon Property Group, Inc.		3,389,391
37,400		SL Green Realty Corp.		2,281,400
19,400		Starwood Hotels & Resorts Worldwide, Inc.		1,054,196
120,100		Trizec Properties, Inc.		2,400,799
88,000		United Dominion Realty Trust, Inc.		1,949,200
14,500		Vornado Realty Trust		1,108,525
				58,100,281
		Total Common Stock (Cost $103,646,948)		121,922,431

		Total Investments In Securities (Cost $103,646,948)*	96.5%	$121,922,431
		Other Assets and Liabilities-Net	3.5	4,462,329
		Net Assets	100.0%	$126,384,760

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING GLOBAL REAL ESTATE FUND	AS OF APRIL 30, 2005 (UNAUDITED) (CONTINUED)

Securities may have been fair valued in accordance with procedures approved by the Board of Directors/Trustees (Note 2A).

@            Non-income producing security

*              Cost for federal income tax purposes is $106,002,755. Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$16,467,706
Gross Unrealized Depreciation	(548,030)
Net Unrealized Appreciation	$15,919,676

Industry	Percentage of Net Assets
Apartments	8.9%
Diversified	6.0
Health Care	0.5
Hotels and Motels	3.5
Investment Companies	1.7
Office Property	13.8
Property Trust	9.6
Real Estate Management/Services	9.6
Real Estate Operations/Development	22.9
Regional Malls	7.3
Shopping Centers	7.0
Storage	1.7
Warehouse/Industrial	4.0
Other Assets and Liabilities, Net	3.5
Net Assets	100.0%

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING GLOBAL VALUE CHOICE FUND	AS OF APRIL 30, 2005 (UNAUDITED)

Shares				Value
COMMON STOCK: 99.0%
		Australia: 1.2%
270,560		Alumina Ltd.		$1,222,947
				1,222,947
		Belgium: 1.0%
27,442		Belgacom SA		1,054,257
				1,054,257
		Canada: 3.8%
100,500		Barrick Gold Corp.		2,243,160
46,250		Suncor Energy, Inc.		1,704,775
				3,947,935
		Finland: 1.9%
110,400		Metso Oyj		2,002,238
				2,002,238
		France: 1.7%
4,500		Areva SA		1,784,157
				1,784,157
		Hong Kong: 1.6%
295,000		CLP Holdings Ltd.		1,672,355
				1,672,355
		Italy: 2.1%
46,144		ENI S.p.A.		1,164,055
353,926		Telecom Italia S.p.A.		1,001,499
				2,165,554
		Japan: 15.6%
106,000		Dai Nippon Printing Co., Ltd.		1,697,940
45,800		Fuji Photo Film Co., Ltd.		1,509,906
166,000		Kirin Brewery Co., Ltd.		1,607,129
67,000		Makita Corp.		1,264,737
113,000		Matsushita Electric Industrial Co., Ltd.		1,651,880
14,900		Nintendo Co., Ltd.		1,689,325
74,900		Sankyo Co., Ltd.		1,559,671
143,000		Sekisui House Ltd.		1,508,759
120,000		Shiseido Co., Ltd.		1,526,977
17,000		Takefuji Corp.		1,076,196
96,000		Wacoal Corp.		1,204,567
				16,297,087
		Netherlands: 1.5%
9,086		DSM NV		610,576
21,377		Hunter Douglas NV		1,028,161
				1,638,737
		Papua New Guinea: 0.8%
1,008,204	@	Lihir Gold Ltd.		807,263
				807,263
		Portugal: 1.5%
572,602		Energias de Portugal SA		1,555,402
				1,555,402
		South Africa: 1.6%
34,600		AngloGold Ashanti Ltd. ADR		1,099,588
7,000		Impala Platinum Holdings Ltd.		583,215
				1,682,803
		South Korea: 3.5%
84,100		Korea Electric Power Corp. ADR		$1,244,680
77,700		KT Corp. ADR		1,568,763
18,900		POSCO ADR		860,517
				3,673,960
		Switzerland: 2.2%
4,421		Swisscom AG		1,532,532
48,080	W	Xstrata PLC		831,750
				2,364,282
		Taiwan: 1.5%
77,600		Chunghwa Telecom Co., Ltd. ADR		1,572,952
				1,572,952
		United Kingdom: 8.8%
97,817		Associated British Foods PLC		1,373,742
314,891		J. Sainsbury PLC		1,703,502
61,792		Lonmin PLC		1,088,054
273,977		Misys PLC		1,066,286
4,700		Rio Tinto PLC ADR		566,820
32,000		Shell Transport & Trading Co. PLC ADR		1,723,840
141,249		United Utilities PLC		1,718,288
				9,240,532
		United States: 48.7%
26,600	W	Aetna, Inc.		1,951,642
103,200	@	Agilent Technologies, Inc.		2,141,400
72,900		Albertson’s, Inc.		1,442,691
39,700		Altria Group, Inc.		2,580,103
51,400		Aon Corp.		1,071,690
46,100		Citigroup, Inc.		2,164,856
101,000		Computer Associates Intl., Inc.		2,716,900
64,200		Countrywide Financial Corp.		2,323,398
43,500		Fannie Mae		2,346,824
19,500		Hartford Financial Services Group, Inc.		1,411,215
42,400		Intl. Paper Co.		1,453,896
52,700		J.P. Morgan Chase & Co.		1,870,323
32,200		Kerr-McGee Corp.		2,498,720
25,700		Kimberly-Clark Corp.		1,604,965
133,700	@	Liberty Media Corp.		1,342,348
34,600		Lockheed Martin Corp.		2,108,870
13,300		MGIC Investment Corp.		784,700
125,800		Motorola, Inc.		1,929,771
38,200		Noble Energy, Inc.		2,449,384
43,100		Northrop Grumman Corp.		2,363,604
31,700		Pitney Bowes, Inc.		1,417,624
29,300		Radian Group, Inc.		1,301,799
30,100		Raytheon Co.		1,132,061
72,200		Sprint Corp.		1,607,172
41,600	@	Toys “R” Us, Inc.		1,054,560
33,100		Union Pacific Corp.		2,116,083
52,600		Viacom, Inc.		1,821,012
32,200		Wells Fargo & Co.		1,930,068
				50,937,679
		Total Common Stock (Cost $104,674,085)		103,620,140

		Total Investments In Securities (Cost $104,674,085)*	99.0%	$103,620,140
		Other Assets and Liabilities-Net	1.0	1,005,621
		Net Assets	100.0%	$104,625,761

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING GLOBAL VALUE CHOICE FUND	AS OF APRIL 30, 2005 (UNAUDITED)(CONTINUED)

Securities may have been fair valued in accordance with procedures approved by the Board of Directors/Trustees (Note 2A).

@                                    Non-income producing security

ADR                     American Depositary Receipt

W                                   When-issued or delayed delivery security.

*                                         Cost for federal income tax purposes is $104,763,813. Net unrealized depreciation consists of:

Gross Unrealized Appreciation	$2,840,064
Gross Unrealized Depreciation	(3,983,737)
Net Unrealized Depreciation	$(1,143,673)

Industry	Percentage of Net Assets
Aerospace/Defense	5.4%
Agriculture	2.5
Apparel	1.2
Banks	1.8
Beverages	1.6
Chemicals	0.6
Commercial Services	1.6
Cosmetics/Personal Care	1.5
Diversified Financial Services	9.3
Electric	4.3
Electronics	2.0
Energy - Alternate Sources	1.7
Food	4.3
Forest Products and Paper	1.4
Hand/Machine Tools	1.2
Healthcare-Services	1.9
Home Builders	1.4
Home Furnishings	1.6
Household Products/Wares	1.5
Housewares	1.0
Insurance	4.4
Iron/Steel	0.8
Machinery - Diversified	1.9
Media	3.0
Mining	8.1
Miscellaneous Manufacturing	1.4
Office/Business Equipment	1.4
Oil and Gas	9.1
Pharmaceuticals	1.5
Retail	1.0
Software	3.6
Telecommunications	9.8
Toys/Games/Hobbies	1.6
Transportation	2.0
Water	1.6
Other Assets and Liabilities, Net	1.0
Net Assets	100.0%

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING EMERGING COUNTRIES FUND	AS OF APRIL 30, 2005 (UNAUDITED)

Shares			Value
COMMON STOCK: 95.6%
		Argentina: 3.8%
273,000	@,L	Grupo Financiero Galicia SA ADR	$2,012,010
178,070	@	Telecom Argentina SA ADR	2,038,902
			4,050,912
		Brazil: 19.2%
79,700		Brasil Telecom Participacoes SA ADR	2,605,393
233,000	@	Centrais Eletricas Brasileiras SA ADR	1,460,095
40,000	@	Cia de Saneamento Basico do Estado de Sao Paulo	2,069,807
467,910	L	Cia Paranaense de Energia ADR	2,437,811
583,145,600	@	Embratel Participacoes SA	956,879
51,100		Petroleo Brasileiro SA ADR	1,877,925
123,000		Souza Cruz SA	1,420,552
141,700	L	Tele Centro Oeste Celular Participacoes SA ADR	1,486,433
64,500	L	Tele Norte Leste Participacoes SA ADR	954,600
370,500	@	Telesp Celular Participacoes SA ADR	1,956,239
99,900	L	Tim Participacoes SA ADR	1,498,500
58,480		Uniao de Bancos Brasileiros SA GDR	1,940,951
			20,665,185
		Chile: 1.9%
82,800		AFP Provida SA ADR	2,082,420
			2,082,420
		China: 1.7%
10,458,000		Sinopec Yizheng Chemical Fibre Co., Ltd.	1,824,429
			1,824,429
		Croatia: 1.1%
108,670		Pliva DD GDR	1,184,503
			1,184,503
		Czech Republic: 1.6%
91,548		Cesky Telecom AS	1,724,150
			1,724,150
		Estonia: 1.0%
34,821	@	Eesti Telekom GDR	1,089,647
			1,089,647
		Greece: 2.0%
225,400		Hellenic Telecommunications Organization SA ADR	2,107,489
			2,107,489
		Hong Kong: 4.4%
8,750,000	L	Brilliance China Automotive Holdings Ltd.	1,505,827
3,556,000		SCMP Group Ltd.	1,675,518
1,395,000		SmarTone Telecommunications Holding Ltd.	1,529,958
			4,711,303
		Hungary: 2.5%
621,709		Matav Magyar Tavkozlesi Rt.	$2,745,740
			2,745,740
		India: 3.1%
120,000		Larsen & Toubro Ltd.	2,656,788
96,000		Ultra Tech Cement Ltd.	737,381
			3,394,169
		Indonesia: 3.6%
973,000		Gudang Garam Tbk PT	1,535,607
21,484,500		Indofood Sukses Makmur Tbk PT	2,292,279
			3,827,886
		Luxembourg: 1.8%
81,400		Quilmes Industrial SA ADR	1,947,902
			1,947,902
		Malaysia: 1.6%
812,400		Proton Holdings Bhd	1,677,980
			1,677,980
		Mexico: 1.8%
54,900	L	Telefonos de Mexico SA de CV ADR	1,861,110
15,910		TV Azteca SA de CV ADR	127,121
			1,988,231
		Panama: 2.1%
121,200		Banco Latinoamericano de Exportaciones SA	2,289,468
			2,289,468
		Philippines: 2.7%
1,535,900		Bank of the Philippine Islands	1,366,137
3,652,100	@	Manila Electric Co.	1,505,670
			2,871,807
		Russia: 2.0%
15,500		LUKOIL ADR	2,114,606
			2,114,606
		Singapore: 6.4%
294,000		DBS Group Holdings Ltd.	2,573,531
111,000		Fraser and Neave Ltd.	1,055,036
1,355,000		MobileOne Ltd.	1,698,599
193,000		Oversea-Chinese Banking Corp.	1,585,091
			6,912,257
		South Korea: 21.5%
214,930		Daegu Bank	1,625,118
18,580		Hite Brewery Co., Ltd.	1,726,379
6,970		KCC Corp.	1,178,588
46,570		Kookmin Bank	1,976,847
117,860		Korea Electric Power Corp.	3,433,746
17,200		KT Corp.	658,109
90,790		KT Freetel Co., Ltd.	2,094,573
51,950		LG Chem Ltd.	1,982,499
7,316		POSCO	1,332,661
198,350		Pusan Bank	1,537,381
5,125		Samsung Electronics Co., Ltd.	2,343,966
166,150	L	SK Telecom Co., Ltd. ADR	3,233,278
			23,123,145

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING EMERGING COUNTRIES FUND	AS OF APRIL 30, 2005 (UNAUDITED)(CONTINUED)

Shares				Value
		Taiwan: 5.6%
73,700	L	Chunghwa Telecom Co., Ltd. ADR		$1,493,899
727,400	@,L	United Microelectronics Corp. ADR		2,364,050
1,458,718	@	Yageo Corp. GDR		2,188,077
				6,046,026
		Thailand: 1.9%
1,506,200		Siam Makro Public Co., Ltd.		2,102,759
				2,102,759
		Venezuela: 2.3%
128,500		Cia Anonima Nacional Telefonos de Venezuela ADR		2,459,490
				2,459,490
		Total Common Stock (Cost $102,327,729)		102,941,504

Principal Amount				Value

SHORT-TERM INVESTMENTS: 9.9%
		Securities Lending CollateralCC: 9.9%
$10,697,583		The Bank of New York Institutional Cash Reserves Fund		10,697,583
		Total Short-Term Investments (Cost $10,697,583)		10,697,583
		Total Investments In Securities (Cost $113,025,312)*	105.5%	$113,639,087
		Other Assets and Liabilities-Net	(5.5)	(5,948,316)
		Net Assets	100.0%	$107,690,771

Securities may have been fair valued in accordance with procedures approved by the Board of Directors/Trustees (Note 2A).

@            Non-income producing security

ADR       American Depositary Receipt

GDR        Global Depositary Receipt

cc            Securities purchased with cash collateral for securities loaned.

L              Loaned security, a portion or all of the security is on loan at April 30, 2005.

*              Cost for federal income tax purposes is $113,301,874. Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$9,550,356
Gross Unrealized Depreciation	(9,213,143)
Net Unrealized Appreciation	$337,213

Industry	Percentage of Net Assets
Agriculture	2.7%
Auto Manufacturers	3.0
Banks	13.8
Beverages	4.4
Building Materials	0.7
Cellular Telecommunications	12.5
Chemicals	4.6
Diversified Financial Services	1.9
Electric	8.2
Electrical Components and Equipment	2.2
Electronics	2.0
Engineering and Construction	2.5
Food	2.1
Investment Companies	1.9
Iron/Steel	1.2
Media	1.7
Oil and Gas	3.7
Pharmaceuticals	1.1
Retail	2.0
Semiconductors	2.2
Telecommunications Services	3.0
Telephone-Integrated	16.3
Water	1.9
Securities Lending Collateral	9.9
Other Assets and Liabilities, Net	(5.5)
Net Assets	100.0%

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING FOREIGN FUND	AS OF APRIL 30, 2005 (UNAUDITED)

Shares			Value
COMMON STOCK: 90.4%
		Australia: 3.0%
17,085		Amcor Ltd.	$86,663
95,632		AMP Ltd.	504,308
171,277		BHP Billiton Ltd.	2,166,603
22,530		Brambles Industries Ltd.	138,398
24,167		John Fairfax Holdings Ltd.	71,836
166,845		Macquarie Airports	437,515
78,204		Macquarie Infrastructure Group	222,756
80,953		Newcrest Mining Ltd.	943,484
41,131		Patrick Corp. Ltd.	175,673
25,777		Rio Tinto Ltd.	838,427
35,996		Southcorp Ltd.	119,362
			5,705,025
		Austria: 2.9%
18,186		Bank Austria Creditanstalt AG	1,684,592
15,757		Erste Bank der Oesterreichischen Sparkassen AG	766,915
4,643		Flughafen Wien AG	301,884
2,703		OMV AG	835,154
19,151	@	Raiffeisen Intl. Bank Holding AG	988,920
26,099		Telekom Austria AG	502,608
10,494		Wienerberger AG	445,889
			5,525,962
		Belgium: 1.5%
3,906		Almancora Communications Va	338,300
5,779		Belgacom SA	222,016
17,370		Fortis	485,051
22,968		KBC Bancassurance Holding	1,823,031
			2,868,398
		Brazil: 0.2%
10,732		Cia Vale do Rio Doce ADR	289,227
			289,227
		Bulgaria: 0.0%
99,546	@,XX	Republic of Bulgaria	44,874
			44,874
		Canada: 1.2%
55,092	@	Bema Gold Corp.	112,822
9,236		Canadian Natural Resources Ltd.	459,243
1,177	@	Centerra Gold, Inc.	17,820
44,793	@	Eldorado Gold Corp.	107,079
8,044		EnCana Corp.	516,247
7,040	@	Ivanhoe Mines Ltd.	48,637
4,642		Petro-Canada	258,409
4,523		Talisman Energy, Inc.	136,849
8,838		Teck Cominco Ltd.	286,278
16,618	@,L	Telesystem Intl. Wireless, Inc.	255,087
			2,198,471
		China: 0.3%
300,000		Beijing Capital Intl. Airport Co., Ltd.	104,813
35,100		Shenzhen Chiwan Wharf Holdings Ltd.	85,996
244,498		Weiqiao Textile Co.	322,536
84,393		Wumart Stores, Inc.	137,571
			650,916
		Cyprus: 0.0%
20,870	@	Bank of Cyprus Public Co., Ltd.	$82,998
			82,998
		Czech Republic: 1.3%
23,775		Cesky Telecom AS	447,761
15,075		CEZ	259,037
14,031		Komercni Banka AS	1,783,180
			2,489,978
		Denmark: 0.9%
2,025		Bryggerigruppen	156,483
1,975		Chr Hansen Holding A/S	318,142
23,613		Danske Bank A/S ADR	693,884
2,180		Kobenhavns Lufthavne	488,696
6,600	@	Vestas Wind Systems A/S	83,721
			1,740,926
		Finland: 1.0%
10,908		Fortum Oyj	165,741
3,400		KCI Konecranes Oyj	133,872
10,063	@	Neste Oil Oyj	225,521
55,443		Nokia Oyj	886,809
5,350		Stockmann Oyj Abp	179,666
9,800		UPM-Kymmene Oyj	195,744
			1,787,353
		France: 9.0%
1,956		Accor SA	89,799
687		Air Liquide	123,288
59,607	@	Alcatel SA	643,650
6,888	@	Altran Technologies SA	56,409
3,089	@	Atos Origin	187,327
5,641		Autoroutes du Sud de la France	292,077
6,120		AXA	153,349
14,532		BNP Paribas	962,050
18,689		Bouygues	747,148
15,931		Carrefour SA	776,217
4,126		Cie de Saint-Gobain	233,919
8,243		France Telecom SA	243,115
1,335		Gecina SA	152,130
6,116		Generale de Sante	128,015
778		Groupe Steria SCA	29,582
30,716		Havas SA	195,748
5,601	@	JC Decaux SA	148,518
2,247		Lafarge SA	205,135
18,808		LVMH Moet Hennessy Louis Vuitton SA	1,333,672
5,835		Pernod-Ricard	887,202
2,183		Pinault-Printemps-Redoute	215,653
4,170		Publicis Groupe	119,713
2,551		Renault SA	214,502
29,057		Sanofi-Aventis	2,581,378
1,100	@	Societe Des Autoroutes Paris-Rhin-Rhone	60,584
14,364		Societe Television Francaise 1	408,732
15,721		Suez SA	431,494
12,994		Thales SA	529,131
14,809		Total SA	3,303,693
13,398		Veolia Environnement	507,750
4,603		Vinci SA	694,017
8,765		Vivendi Universal SA	263,086
			16,918,083

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING FOREIGN FUND	AS OF APRIL 30, 2005 (UNAUDITED)(CONTINUED)

Shares			Value
		Germany: 7.3%
3,114		Adidas-Salomon AG	$486,788
6,998		Allianz AG	846,427
7,938		BASF AG	521,151
16,058	@	Bayerische Hypo-und Vereinsbank AG	383,697
3,686		Bilfinger Berger AG	172,239
37,235	@	Commerzbank AG	817,741
2,520		Continental AG	186,682
7,610		Deutsche Bank AG	622,291
6,975		Deutsche Post AG	164,162
35,267		Deutsche Telekom AG	669,508
22,499		E.ON AG	1,914,512
28,813		Fraport AG Frankfurt Airport Services Worldwide	1,156,666
1,461	@	Freenet.de AG	32,769
1,508		Fresenius Medical Care AG	120,599
3,131		Henkel KGaA	256,029
6,088	@	Hypo Real Estate Holding AG	253,101
7,208		IVG Immobilien AG	124,778
16,450		KarstadtQuelle AG	158,846
1,321		Linde AG	87,754
14,284		MAN AG	603,887
14,245		Metro AG	760,090
7,296		Muenchener Rueckversicherungs AG	806,465
4,238	@	Premiere AG	164,131
704		Puma AG Rudolf Dassler Sport	163,091
13,880		RWE AG	831,438
19,165		Siemens AG	1,416,838
			13,721,680
		Greece: 0.2%
14,524		Hellenic Telecommunications Organization SA	272,248
3,301		National Bank of Greece SA	111,317
			383,565
		Hong Kong: 0.2%
88,000		China Merchants Holdings Intl. Co., Ltd.	171,840
129,000	@	Clear Media Ltd.	115,832
186,000		Texwinca Holdings Ltd.	155,224
			442,896
		Hungary: 1.8%
2,861		Egis Rt.	226,060
1,168		Gedeon Richter Rt.	142,422
127,181		Matav Magyar Tavkozlesi Rt.	561,687
1,760		Mol Magyar Olaj- es Gazipari Rt.	145,250
76,244		OTP Bank Rt.	2,351,006
			3,426,425
		Indonesia: 0.3%
838,993		Bank Mandiri Persero Tbk PT	140,648
546,500		Indofood Sukses Makmur Tbk PT	58,309
84,757		Semen Gresik Persero Tbk PT	140,967
555,704		Telekomunikasi Indonesia Tbk PT	249,866
			589,790
		Ireland: 0.3%
18,807	@	Celtic Resources Holdings PLC	149,461
3,554		Depfa Bank PLC	54,884
210,989	@	Dragon Oil PLC	363,300
			567,645
		Italy: 5.5%
15,890		Assicurazioni Generali S.p.A.	$490,041
3,345		Autostrada Torino-Milano S.p.A.	68,579
6,196	@	Banca Antonveneta S.p.A.	207,871
362,648		Banca Intesa S.p.A.	1,660,953
128,165		Banca Monte dei Paschi di Siena S.p.A	450,950
98,246	@	Banca Nazionale del Lavoro S.p.A.	310,459
59,833		Banca Popolare di Milano SCRL	569,447
26,720		Banche Popolari Unite SCRL	567,163
124,078		Beni Stabili S.p.A.	126,752
9,814		Buzzi Unicem S.p.A.	142,360
146,462		Capitalia S.p.A.	786,777
218,738		Cassa di Risparmio di Firenze S.p.A.	562,261
51,535		Credito Emiliano S.p.A.	592,600
69,696		Enel S.p.A.	663,261
27,176		ENI S.p.A.	685,557
20,502		Mediaset S.p.A.	267,097
30,102		Mediobanca S.p.A.	496,488
18,024		Saipem S.p.A.	226,516
47,303		Sanpaolo IMI S.p.A.	702,692
5,806		Societa Iniziative Autostradali e Servizi S.p.A.	81,122
44,776		Telecom Italia S.p.A.	152,297
93,772		UniCredito Italiano S.p.A.	526,663
			10,337,906
		Japan: 12.6%
930		Acom Co., Ltd.	59,744
5,175		Aeon Credit Service Co., Ltd.	341,646
300	@,W	Aiful Corp.	21,875
600		Aiful Corp.	44,615
5,900		Aisin Seiki Co., Ltd.	127,612
15,000		Asahi Glass Co., Ltd.	166,072
11,000		Bank of Fukuoka Ltd.	66,630
37,000		Bank of Yokohama Ltd.	211,447
10,000		Bridgestone Corp.	191,661
22,637		Canon, Inc.	1,176,698
10,900		Casio Computer Co., Ltd.	148,677
10,000		Chiba Bank Ltd.	61,468
20,158		Credit Saison Co., Ltd.	686,676
10,000		Dai Nippon Printing Co., Ltd.	160,183
6,000		Daihatsu Motor Co., Ltd.	47,821
19,787		Denso Corp.	467,992
67		East Japan Railway Co.	348,416
2,800		Exedy Corp.	46,841
11,300		Fuji Photo Film Co., Ltd.	372,531
110		Fuji Television Network, Inc.	231,884
0		Fujisawa Pharmaceutical Co., Ltd.	0
8,400		Hitachi Capital Corp.	159,097
24,831		Hitachi Ltd.	145,621
24,163		Honda Motor Co., Ltd.	1,162,142
3,900		Ibiden Co., Ltd.	83,046
2,500		Ito En Ltd.	122,466
4,655		Ito-Yokado Co., Ltd.	160,240
120		Japan Tobacco, Inc.	1,544,445
14,000		Joyo Bank Ltd.	70,163
29,418		Kao Corp.	680,161
31,126		Koito Manufacturing Co., Ltd.	305,172
1,300		Kyocera Corp.	94,717
102,471		Matsushita Electric Industrial Co., Ltd.	1,497,962

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING FOREIGN FUND	AS OF APRIL 30, 2005 (UNAUDITED) (CONTINUED)

Shares			Value
		Japan (continued)
172		Mitsubishi Tokyo Financial Group, Inc.	$1,485,702
198		Mizuho Financial Group, Inc.	928,987
1,800		Nidec Corp.	211,186
23,581		Nikko Cordial Corp.	109,926
30		Nippon Telegraph & Telephone Corp.	125,600
45,406		Nissan Motor Co., Ltd.	446,555
4,600		Nissin Food Products Co., Ltd.	121,953
7,500		Nitto Denko Corp.	408,748
47,653		Nomura Holdings, Inc.	605,871
189		NTT DoCoMo, Inc.	292,476
500		ORIX Corp.	67,835
8,000		Ricoh Co., Ltd.	127,215
18,221		Sanyo Electric Co., Ltd.	52,762
3,500		Secom Co., Ltd.	139,389
73,716	@	Seiyu Ltd.	121,410
9,981		Sharp Corp.	155,356
9,700		Shin-Etsu Chemical Co., Ltd.	357,392
51,362		Shiseido Co., Ltd.	653,572
1,102		SMC Corp.	115,689
17,033		Sony Corp.	628,458
21,000		Sumitomo Heavy Industries Ltd.	84,809
113		Sumitomo Mitsui Financial Group, Inc.	728,914
33,830		Sumitomo Trust & Banking Co., Ltd.	210,858
7,300		Takeda Pharmaceutical Co., Ltd.	355,034
3,450		Takefuji Corp.	218,404
2,000		TDK Corp.	139,226
6,100		Terumo Corp.	180,792
34,900		Tokyo Broadcasting System, Inc.	662,928
16,000		Toppan Printing Co., Ltd.	174,314
59,500		Toyota Motor Corp.	2,157,648
5,602		Uni-Charm Corp.	250,222
10,300		Yamaha Motor Co., Ltd.	179,781
6,892		Yamanouchi Pharmaceutical Co., Ltd.	249,400
			23,754,133
		Luxembourg: 0.2%
6,516	@	Millicom Intl. Cellular SA	116,050
4,058	@	SBS Broadcasting SA	187,074
			303,124
		Mexico: 0.7%
2,900	L	America Movil SA de CV ADR	143,985
13,433	@	Consorcio ARA SA de CV	41,308
44,713		Fomento Economico Mexicano SA de CV	227,819
3,800		Grupo Aeroportuario del Sureste SA de CV ADR	112,328
100,224		Grupo Financiero Banorte SA de CV	645,324
33,401		Grupo Financiero Inbursa SA	68,977
14,960	@	Urbi Desarrollos Urbanos SA de CV	72,851
			1,312,592
		Netherlands: 1.9%
25,965		ABN AMRO Holding NV	631,618
38,374		Aegon NV	482,630
1,100	@,#	Efes Breweries Intl. NV GDR	34,650
13,383		Heineken NV	$426,376
14,483		Koninklijke Philips Electronics NV	360,425
7,175		Royal Dutch Petroleum Co.	420,061
3,511	@	Royal Numico NV	145,725
5,426		TPG NV	147,781
14,762		Unilever NV	953,119
			3,602,385
		New Zealand: 0.1%
160,764		Auckland Intl. Airport Ltd.	234,301
			234,301
		Norway: 2.0%
45,000		Acta Holding ASA	81,235
14,526		DNB NOR ASA	138,889
16,090		Norsk Hydro ASA	1,285,050
6,700		Orkla ASA	225,076
7,810		Smedvig ASA	137,089
86,515		Statoil ASA	1,523,086
17,394		Telenor ASA	145,616
1,900	@	TGS Nopec Geophysical Co. ASA	51,511
27,400		Tomra Systems ASA	100,835
			3,688,387
		Philippines: 0.2%
374,000		Ayala Corp.	47,680
48,400		Bank of the Philippine Islands	43,050
2,346		Globe Telecom, Inc.	35,123
6,100		Philippine Long Distance Telephone ADR	157,197
			283,050
		Poland: 3.7%
14,828	@	Agora SA	268,444
2,835		Bank BPH	405,260
57,150		Bank Millennium SA	49,882
40,917		Bank Pekao SA	1,614,548
21,154		Bank Zachodni WBK SA	586,695
15,273	@	Budimex SA	218,876
13,619	@	CCC SA	57,102
5,755	@	Cersanit Krasnystaw SA	179,019
4,572		Grupa Kety SA	146,116
5,162		Inter Cars SA	52,430
1,975	@	Inter Groclin Auto SA	56,900
8,149		Orbis SA	58,762
4,510		Polska Grupa Farmaceutyczna SA	70,218
9,094		Polski Koncern Naftowy Orlen	125,963
283,717	@	Powszechna Kasa Oszczednosci Bank Polski SA	2,166,399
10,496		Sniezka SA	86,686
1,308	@	Stomil Sanok	44,608
109,813		Telekomunikacja Polska SA	609,882
78,920	@	ZM Duda SA	257,338
			7,055,128
		Portugal: 0.4%
145,493		Banco Comercial Portugues SA	392,695
69,254		Energias de Portugal SA	188,120
6,004		Jeronimo Martins	92,235
7,839	@	Portugal Telecom SGPS SA	86,583
			759,633

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING FOREIGN FUND	AS OF APRIL 30, 2005 (UNAUDITED) (CONTINUED)

Shares			Value
		Romania: 1.1%
642,800		Impact	$141,598
1,069,500		Rolast AG	41,675
299,122		Romanian Bank for Development SA	469,550
154,500	@	SIF 1 Banat Crisana Arad	65,042
167,500		SIF 2 Moldova Bacau	62,746
127,000		SIF 3 Transilvania Brasov	58,902
232,500	@	SIF 4 Muntenia Bucuresti	66,358
147,500		SIF 5 Oltenia Craiova	65,778
8,537,510		SNP Petrom SA	961,398
585,000	@,XX	Socep Constanta	54,264
			1,987,311
		Russia: 3.7%
12,300		LUKOIL ADR	1,678,042
18,000	L	MMC Norilsk Nickel ADR	999,001
5,547		Moscow City Telephone ADR	79,322
1,706		North-West Telecom ADR	52,033
58	@	NovaTek OAO	75,980
14,392	L	OAO Gazprom ADR	487,621
3,971		Sberbank RF	2,593,064
6,589		Sibirtelecom OAO ADR	288,335
43,845	@	Tyumen Oil Co.	181,957
25,037		Uralsvyazinform ADR	180,266
40,298		VolgaTelecom ADR	268,385
10,266	@	Wimm-Bill-Dann Foods OJSC ADR	177,910
			7,061,916
		South Africa: 0.3%
50,820		Nedcor Ltd.	627,623
			627,623
		South Korea: 0.7%
3,011		Samsung Electronics Co., Ltd.	1,377,108
			1,377,108
		Spain: 1.4%
5,089		ACS Actividades Cons y Serv	124,487
15,336		Altadis SA	651,918
19,521	@	Cintra Concesiones de Infraestructuras de Transporte SA	210,328
12,687	@	Fadesa Inmobiliaria SA	288,389
2,110		Gas Natural SDG SA	60,298
7,485		Grupo Empresarial Ence SA	210,048
8,523		Grupo Ferrovial SA	486,879
10,173		Inditex SA	302,852
13,654		Promotora de Informaciones SA	261,248
			2,596,447
		Sweden: 4.5%
5,626		Autoliv, Inc.	249,970
12,000	@	Capio AB	186,096
4,863	@	Elekta AB	170,929
31,400		ForeningsSparbanken AB	739,612
44,114		Getinge AB	635,048
1,700		Lindex AB	74,318
12,650	@	Modern Times Group AB	391,866
3,875		Nobia AB	62,209
188,500		Nordea Bank AB	1,796,432
72,724		Skandia Forsakrings AB	345,288
76,200		Skandinaviska Enskilda Banken AB	1,349,325
106,463		Skanska AB	$1,283,375
3,500		Svenska Cellulosa AB	122,336
38,095		Svenska Handelsbanken	860,125
45,563		Telefonaktiebolaget LM Ericsson	135,166
10,500		TeliaSonera AB	55,447
			8,457,542
		Switzerland: 5.7%
114		BKW FMB Energie AG	66,363
21,012		Credit Suisse Group	887,778
19,227		Holcim Ltd.	1,172,418
8,426		Nestle SA	2,226,305
32,749		Novartis AG	1,600,416
28,215		Roche Holding AG	3,427,402
126		SGS SA	85,652
6,658		Swatch Group AG	858,945
4,162		UBS AG	334,147
394	@	Unique Zurich Airport	58,084
			10,717,510
		Turkey: 3.0%
229,158		Akbank TAS	1,107,095
1,564		Aksigorta AS	4,926
18,906		Aygaz AS	36,522
30,305		Cimsa Cimento Sanayi VE Tica	95,267
346,008	@	Dogan Sirketler Grubu Holdings	735,830
14,108	@	Dogus Otomotiv Servis ve Ticaret AS	34,046
292,338		Haci Omer Sabanci Holding AS	853,403
30,295		Hurriyet Gazetecilik AS	54,251
9,688	@	Is Finansal Kiralama AS	29,673
170,359	@	KOC Holding AS	633,903
15,366		Migros Turk TAS	106,616
10,289		Turkcell Iletisim Hizmet AS	63,689
275,899	@	Turkiye Garanti Bankasi AS	987,068
154,234		Turkiye Is Bankasi	784,793
21,449	@	Yapi ve Kredi Bankasi	78,390
			5,605,472
		Ukraine: 0.1%
1,530	@,I,XX	Centrenergo ADR	12,811
87		Ukrnafta Oil Co. ADR	15,611
16,172	@,XX	UkrTelecom ADR	1,693
			140,115
		United Kingdom: 10.9%
18,339		Allied Domecq PLC	240,801
8,220		Anglo American PLC	183,096
37,667		Associated British Ports Holdings PLC	332,399
19,945		BAA PLC	221,524
54,289		Barclays PLC	560,665
72,200		BG Group PLC	560,692
313,925		BP PLC	3,203,625
7,840		British Land Co. PLC	122,873
21,350		British Sky Broadcasting PLC	221,821
18,719		Burberry Group PLC	129,216
49,140		Cadbury Schweppes PLC	494,791
49,336		Compass Group PLC	221,253
88,817		Diageo PLC	1,317,892
11,193		Exel PLC	176,685
2,835		Forth Ports PLC	69,126
68,251		GlaxoSmithKline PLC	1,726,140
34,701		Highland Gold Mining Ltd.	125,912

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING FOREIGN FUND	AS OF APRIL 30, 2005 (UNAUDITED) (CONTINUED)

Shares			Value
		United Kingdom (continued)
31,294		Hilton Group PLC	$164,163
26,432		Imperial Tobacco Group PLC	758,321
13,028		National Grid Transco PLC	128,268
14,018		Pearson PLC	170,748
92,954		Peninsular and Oriental Steam Navigation Co.	478,210
22,050		Peter Hambro Mining PLC	244,257
54,264		Prudential PLC	489,715
14,544		Rank Group PLC	72,440
25,781		Reckitt Benckiser PLC	838,440
18,578		Reed Elsevier PLC	182,299
12,145		Royal Bank of Scotland Group PLC	367,140
10,553		Scottish & Southern Energy PLC	189,846
126,263		Shell Transport & Trading Co. PLC	1,135,625
48,786		Smith and Nephew PLC	503,441
178,144		Tesco PLC	1,053,222
1,267,124		Vodafone Group PLC	3,316,450
9,849	W	William Hill PLC	101,922
31,014		WPP Group PLC	337,559
			20,440,577
		United States: 0.2%
2,200	L	News Corp. CDI	34,992
19,086		News Corp. - Class B	303,849
			338,841
		Venezuela: 0.1%
10,148		Cia Anonima Nacional Telefonos de Venezuela - CANTV ADR	194,233
			194,233
		Total Common Stock (Cost $155,025,754)	170,309,546
PREFERRED STOCK: 0.5%
		Germany: 0.5%
1,764		Henkel KGaA	152,370
40,618		ProSieben SAT.1 Media AG	696,394
985		Rhoen Klinikum AG	65,741
			914,505
		Total Preferred Stock (Cost $883,353)	914,505
EQUITY-LINKED SECURITY: 0.2%
		Guernsey: 0.2%
79,636	@,XX	Calyon Financial Products Guernsey Ltd.	378,271
			378,271
		Luxembourg: 0.0%
18,537	@,XX	Bharti Televentures	88,051
			88,051
		Total Equity-Linked Security (Cost $470,511)	466,322
WARRANTS: 0.2%
		Philippines: 0.2%
28	@,#	Morgan Stanley - Equity Basket	408,027
		Total Warrants (Cost $405,611)	408,027

Principal Amount				Value
CORPORATE BONDS: 0.2%
		Guernsey: 0.0%
$2,844	XX	Calyon Financial Products Guernsey Ltd., 0.000%, due 06/17/08		$38,211
				38,211
		Venezuela: 0.2%
274,000		Venezuela Government Intl. Bond, 9.250%, due 09/15/27		270,712
				270,712
		Total Corporate Bonds (Cost $279,137)		308,923
		Total Long-Term Investments (Cost $157,064,366)		172,407,323

SHORT-TERM INVESTMENTS: 1.0%
		Securities Lending Collateralcc: 1.0%
1,780,430		The Bank of New York Institutional Cash Reserves Fund		1,780,430
		Total Short-Term Investments (Cost $1,780,430)		1,780,430
		Total Investments In Securities (Cost $158,844,796)*	92.5%	$174,187,753
		Other Assets and Liabilities-Net	7.5	14,190,908
		Net Assets	100.0%	$188,378,661

Securities may have been fair valued in accordance with procedures approved by the Board of Directors/Trustees (Note 2A).

@                                    Non-income producing security

ADR                     American Depositary Receipt

GDR                       Global Depositary Receipt

#                                         Securities with purchases pursuant to Rule 144A, under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, these securities have been determined to be liquid under the guidelines established by the Funds’ Board of Directors/Trustees.

Cc                                  Securities purchased with cash collateral for securities loaned.

W                                   When-issued or delayed delivery security.

I                                            Illiquid security

L                                         Loaned security, a portion or all of the security is on loan at April 30, 2005.

XX                              Value of securities obtained from one or more dealers making markets in the securities in accordance with the Fund’s valuation procedures.

*                                         Cost for federal income tax purposes is $159,725,582. Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$18,393,505
Gross Unrealized Depreciation	(3,931,334)
Net Unrealized Appreciation	$14,356,656

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING FOREIGN FUND	AS OF APRIL 30, 2005 (UNAUDITED) (CONTINUED)

Industry	Percentage of Net Assets
Advertising	0.5%
Aerospace/Defense	0.3
Agriculture	1.6
Apparel	0.4
Auto Manufacturers	2.1
Auto Parts and Equipment	0.9
Banks	23.5
Beverages	1.9
Building Materials	1.5
Chemicals	0.8
Commercial Services	0.8
Computers	0.2
Cosmetics/Personal Care	0.8
Diversified Financial Service	2.3
Electric	2.4
Electrical Components and Equipment	1.0
Electronics	0.4
Engineering and Construction	3.5
Entertainment	0.1
Environmental Control	0.1
Food	4.1
Food Service	0.1
Forest Products and Paper	0.3
Hand/Machine Tools	0.2
Healthcare - Products	0.8
Healthcare - Services	0.3
Holding Companies-Divers	2.1
Home Furnishings	1.2
Household Products/Wares	0.7
Insurance	2.2
Investment Companies	0.5
Leisure Time	0.1
Lodging	0.1
Machinery - Diversified	0.4
Media	2.6
Mining	3.5
Miscellaneous Manufacturer	1.0
Office/Business Equip	0.7
Oil and Gas	9.9
Oil and Gas Services	0.2
Packaging and Containers	0.1
Pharmaceuticals	5.5
Real Estate	0.4
Real Estate Investment Trust	0.1
Retail	1.2
Sovereign	0.2
Telecommunications	6.4
Textiles	0.3
Transportation	0.9
Water	0.5
Securities Lending Collateral	1.0
Other Assets and Liabilities, Net	7.5
Net Assets	100.0%

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING INTERNATIONAL FUND	AS OF APRIL 30, 2005 (UNAUDITED)

Shares			Value
COMMON STOCK: 93.9%
		Australia: 1.1%
168,600	@	Santos Ltd.	$1,224,866
			1,224,866
		Belgium: 3.7%
12,000		Barco NV	922,956
40,900		Belgacom SA	1,571,281
61,500		Fortis	1,717,366
			4,211,603
		Brazil: 1.0%
75,700		Tele Norte Leste Participacoes SA ADR	1,120,360
			1,120,360
		Canada: 1.7%
14,703		EnCana Corp.	943,607
75,200		Placer Dome, Inc.	1,006,702
			1,950,309
		China: 0.9%
1,816,000		Aluminum Corp. of China Ltd.	988,102
			988,102
		Denmark: 3.4%
27,900		H. Lundbeck A/S	658,608
73,700		TDC A/S	3,157,415
			3,816,023
		Finland: 0.7%
38,800		UPM-Kymmene Oyj	774,987
			774,987
		France: 3.9%
18,578		Societe Generale	1,858,036
21,045		Suez SA	577,622
5,339		Total SA	1,191,061
7,400		Total SA ADR	820,734
			4,447,453
		Germany: 5.8%
6,500	@	Conergy AG	612,556
15,700		Deutsche Bank AG	1,283,833
11,500		Deutsche Boerse AG	868,436
22,800		RWE AG	1,365,763
20,550		Schering AG	1,357,288
13,974		Siemens AG	1,033,075
			6,520,951
		Greece: 2.3%
29,740		Alpha Bank AE	961,886
64,000		OPAP SA	1,682,946
			2,644,832
		Hong Kong: 4.0%
340,000		Hang Lung Properties Ltd.	522,699
210,000		Henderson Land Development	977,727
312,000		Hong Kong Exchanges and Clearing Ltd.	760,602
382,500		HongKong Electric Holdings	1,747,980
570,000		Sino Land Co.	535,920
			4,544,928
		Ireland: 0.6%
42,300		Irish Life & Permanent PLC	$710,705
			710,705
		Italy: 1.0%
117,200		Enel S.p.A.	1,115,332
			1,115,332
		Japan: 23.6%
142,000		Ajinomoto Co., Inc.	1,703,374
118,000		Amano Corp.	1,292,912
22,500		Aruze Corp.	499,773
82,000		Chubu Electric Power Co., Inc.	1,963,772
631		eAccess Ltd.	484,235
202,000		Hino Motors Ltd.	1,211,558
55,000		Isetan Co., Ltd.	654,873
173		Japan Retail Fund Investment Corp.	1,404,856
87,000		Koyo Seiko Co., Ltd.	1,177,974
14,400		Kyocera Corp.	1,049,176
244		Mitsubishi Tokyo Financial Group, Inc.	2,107,623
121,000		Nomura Holdings, Inc.	1,538,421
22,000		Promise Co., Ltd.	1,418,973
570,000	@	Resona Holdings, Inc.	1,074,881
105,000		Sekisui House Ltd.	1,107,830
127,000		Sumitomo Trust & Banking Co., Ltd.	791,574
19,250	@	T&D Holdings, Inc.	949,557
36,000		Takeda Pharmaceutical Co., Ltd.	1,750,853
45,000		Tokushima Bank Ltd.	381,736
80,000		Tokuyama Corp.	609,848
80,500		Tokyo Electric Power Co., Inc.	1,931,049
65,000		Toto Ltd.	553,484
29,100		Toyota Motor Corp.	1,055,254
			26,713,586
		Luxembourg: 0.6%
33,056		Arcelor	672,340
			672,340
		Malaysia: 0.9%
357,900		Tenaga Nasional Bhd	998,353
			998,353
		Netherlands: 7.2%
124,200		Aegon NV	1,562,064
49,800	@	ASML Holding NV	722,585
107,631	@	BE Semiconductor Industries NV	544,443
18,229		European Aeronautic Defense and Space Co.	521,013
67,533		Heineken NV	2,151,569
19,540		Royal Dutch Petroleum Co.	1,143,971
24,000		Unilever NV	1,549,577
			8,195,222
		New Zealand: 1.6%
802,350		Fisher & Paykel Healthcare Corp.	1,777,745
			1,777,745
		South Korea: 1.7%
26,240		Kookmin Bank	1,113,860
10,880		S-Oil Corp.	764,289
			1,878,149

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING INTERNATIONAL FUND	AS OF APRIL 30, 2005 (UNAUDITED) (CONTINUED)

Shares			Value
		Spain: 1.9%
81,793		Banco Bilbao Vizcaya Argentaria SA	$1,270,859
52,800		Telefonica SA	900,411
			2,171,270
		Sweden: 1.0%
95,134		Swedish Match AB	1,124,390
			1,124,390
		Switzerland: 8.5%
4,606	@	Barry Callebaut AG	1,180,083
8,620		Nestle SA	2,277,563
29,438		Novartis AG	1,438,610
19,280		Novartis AG ADR	939,514
11,294		Roche Holding AG	1,371,933
35,600		STMicroelectronics NV	507,363
24,266		UBS AG	1,948,200
			9,663,266
		United Kingdom: 16.8%
14,018		AstraZeneca PLC	614,027
278,000		BP PLC	2,837,008
114,300		Cadbury Schweppes PLC	1,150,888
161,261		Capita Group PLC	1,164,749
123,744		GlaxoSmithKline PLC	3,129,616
52,190		HBOS PLC	774,836
94,200		Imperial Tobacco Group PLC	2,702,550
1,364,700		Legal & General Group PLC	2,732,710
61,000		Severn Trent PLC	1,134,168
1,044,249		Vodafone Group PLC	2,733,119
			18,973,671
		Total Common Stock (Cost $97,121,311)	106,238,443
PREFERRED STOCK: 1.4%
		Germany: 1.4%
18,900		Henkel KGaA	1,632,536
		Total Preferred Stock (Cost $1,760,237)	1,632,536
		Total Long-Term Investments (Cost $98,881,548)	107,870,979

Principal Amount				Value

SHORT-TERM INVESTMENTS: 4.4%
		Repurchase Agreement: 4.4%
$4,914,000	S	Morgan Stanley Repurchase Agreement dated 03/31/05, 2.950%, due 04/01/05, $4,915,208 to be received upon repurchase (Collateralized by $4,880,000 Federal National Mortgage Association, 5.250, Market Value plus accrued interest $5,016,551, due 04/15/07.		4,914,000
		Total Short-Term Investments (Cost $4,914,000)		4,914,000
		Total Investments In Securities (Cost $103,795,548)*	99.7%	$112,784,979
		Other Assets and Liabilities-Net	0.3	361,039
		Net Assets	100.0%	$113,146,018

Securities may have been fair valued in accordance with procedures approved by the Board of Directors/Trustees (Note 2A).

@                                    Non-income producing security

ADR                     American Depositary Receipt

S                                         Segregated securities for futures, when-issued or delayed delivery securities held at April 30, 2005.

I                                            Illiquid security

L                                         Loaned security, a portion or all of the security is on loan at April 30, 2005.

X                                       Fair value determined by ING Funds Valuation Committee appointed by the Funds’ Board of Directors/Trustees.

XX                              Value of securities obtained from one or more dealers making markets in the securities in accordance with the Fund’s valuation procedures.

*                                         Cost for federal income tax purposes is $104,009,181. Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$12,876,767
Gross Unrealized Depreciation	(4,100,969)
Net Unrealized Appreciation	$8,775,798

Industry	Percentage of Net Assets
Aerospace/Defense	0.5%
Agriculture	3.4
Auto Manufacturers	2.0
Auto Parts and Equipment	1.0
Banks	13.5
Beverages	1.9
Chemicals	0.5
Commercial Services	1.0
Diversified Financial Services	4.7
Electric	8.1
Electrical Components and Equipment	0.5
Electronics	1.7
Entertainment	1.5
Food	6.9
Forest Products and Paper	0.7
Healthcare - Products	1.6
Home Builders	1.0
Housewares	1.9
Insurance	4.6
Internet	0.4
Iron/Steel	0.6
Leisure Time	0.4
Mining	1.8
Miscellaneous Manufacturing	2.1
Oil and Gas	7.9
Pharmaceuticals	10.0
Real Estate	1.8
Real Estate Investment Trusts	1.2
Retail	0.6
Semiconductors	1.6
Telecommunications	8.4
Water	1.5
Repurchase Agreement	4.4
Other Assets and Liabilities, Net	0.3
Net Assets	100.0%

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING INTERNATIONAL SMALLCAP FUND	AS OF APRIL 30, 2005 (UNAUDITED)

Shares			Value
COMMON STOCK: 99.3%
		Australia: 6.6%
66,226		Adelaide Bank Ltd.	$529,105
194,824		Adelaide Brighton Ltd.	244,331
27,801		Alesco Corp. Ltd.	160,175
76,858		Ansell Ltd.	562,310
222,702	L	APN News & Media Ltd.	836,132
104,988		Baycorp Advantage Ltd.	234,955
246,920		Billabong Intl. Ltd.	2,213,330
1,029,279	@,L	Burns Philp & Co., Ltd.	766,680
128,464		Corporate Express Australia Ltd.	598,688
155,900	L	Diversified Utility & Energy Trusts	290,833
148,417		Excel Coal Ltd.	858,433
409,070		Jubilee Mines NL	1,706,104
308,400	L	Just Group Ltd.	549,744
133,219		MacArthur Coal Ltd.	687,743
629,075	L	Metcash Ltd.	1,566,869
240,614		Minara Resources Ltd.	343,407
10,400		Perpetual Trustees Australia Ltd.	420,173
195,610	@	PMP Ltd.	189,946
40,200		Ramsay Health Care Ltd.	249,232
67,765		Record Investments Ltd.	265,864
31,001		Sims Group Ltd.	363,470
89,282		UNiTAB Ltd.	860,279
74,288		United Group Ltd.	480,161
40,300		WorleyParsons Ltd.	218,442
2,755,210	@	Zinifex Ltd.	6,453,209
			21,649,615
		Austria: 0.1%
2,800		Andritz AG	235,291
			235,291
		Belgium: 1.0%
12,633		Colruyt SA	1,913,857
35,201		Compagnie Maritime Belge SA	1,327,383
			3,241,240
		Canada: 4.1%
159,700	@	Algoma Steel, Inc.	3,496,997
103,600		Gerdau AmeriSteel Corp.	515,957
137,500		IPSCO, Inc.	6,573,966
35,400		Norbord, Inc.	312,548
14,400		Northbridge Financial Corp.	329,894
5,700		PetroKazakhstan, Inc.	165,511
107,000	@	RONA, Inc.	2,060,791
			13,455,664
		China: 1.0%
2,098,000	L	Angang New Steel Co., Ltd.	1,134,768
4,950,000		Sinopec Shanghai Petrochemical Co., Ltd.	1,832,754
294,000		Travelsky Technology Ltd.	241,707
			3,209,229
		Denmark: 2.6%
9,400	L	Auriga Industries	201,840
28,050		D/S Torm A/S	1,413,063
402,400		GN Store Nord	4,229,233
67,400	@	Jyske Bank	2,618,563
			8,462,699
		Finland: 3.3%
43,100		Elisa Oyj	$615,934
282,400	L	Nokian Renkaat Oyj	4,738,859
145,450		Pohjola Group PLC	1,874,480
95,500		Raisio PLC	246,572
64,400		Rautaruukki Oyj	825,538
81,300		Saunalahti Group Oyj	157,488
78,500		Tietoenator Oyj	2,382,027
			10,840,898
		France: 6.1%
9,932	@	Alten	231,508
14,872		CFF Recycling	462,389
55,524	@,L	Compagnie Generale de Geophysique SA	4,385,413
301,937		Elior	3,791,573
8,745		Groupe Bourbon	547,534
3,280		Kaufman & Broad SA	182,403
77,324		Neopost SA	6,501,784
12,798		Nexans SA	494,335
12,050	@	Nexity	462,023
36,340	@	Oberthur Card Systems SA	301,632
2,169		Pierre & Vacances	217,165
2,491		Trigano SA	212,592
33,484	@	UBISOFT Entertainment	1,344,767
3,429		Unilog SA	219,209
4,185		Vallourec	883,203
			20,237,530
		Germany: 4.5%
9,414		Bechtle AG	206,611
2,043		Deutsche Wohnen AG	434,489
35,339	@	GPC Biotech AG	374,746
89,375	@	Hypo Real Estate Holding AG	3,715,655
6,966		MPC Muenchmeyer Petersen Capital AG	516,248
21,339		Norddeutsche Affinerie AG	401,176
30,202		Salzgitter AG	620,785
75,261		Schwarz Pharma AG	3,385,216
34,486	@	Techem AG	1,426,343
44,318		Wincor Nixdorf AG	3,620,110
			14,701,379
		Greece: 2.2%
71,340		Germanos SA	2,254,297
128,300		Tsakos Energy Navigation Ltd.	4,913,889
			7,168,186
		Hong Kong: 4.2%
1,420,000	L	Cnpc Hong Kong Ltd.	219,022
1,408,000		Emperor International Holdings	232,987
202,000		Jinhui Shipping & Transportation Ltd.	803,389
434,000		Midland Realty Holdings	272,788
3,429,000		New World Development Ltd.	3,688,283
777,200		Orient Overseas Intl. Ltd.	3,759,240
1,659,000		Pacific Basin Shipping Ltd.	734,475
2,648,000		Solomon Systech Intl. Ltd.	867,538
8,040,000		Titan Petrochemicals Group Ltd.	805,524
371,500		Wing Hang Bank Ltd.	2,347,361
			13,730,607

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING INTERNATIONAL SMALLCAP FUND	AS OF APRIL 30, 2005 (UNAUDITED) (CONTINUED)

Shares			Value
		Ireland: 0.4%
52,743		Kerry Group PLC	$1,283,171
			1,283,171
		Italy: 1.9%
80,569		Aedes S.p.A.	526,684
82,586		Astaldi S.p.A.	488,994
220,621		Banca Finnat Euramerica S.p.A.	271,090
40,645		Buzzi Unicem S.p.A.	589,587
194,213		Cremonini S.p.A.	591,110
84,645		ERG S.p.A.	1,300,126
10,514		Esprinet S.p.A.	811,122
41,454	@	Istituto Finanziario Industriale S.p.A.	589,097
67,300	L	Societa Iniziative Autostradali e Servizi S.p.A.	940,318
41,115		Sogefi S.p.A.	205,529
			6,313,657
		Japan: 24.4%
7,500		Aeon Fantasy Co., Ltd.	185,843
42,400		Aichi Corp.	240,392
183,000		Alps Electric Co., Ltd.	2,857,899
370,200		AOC Holdings, Inc.	5,282,270
54,500	L	Asahi Soft Drinks Co,. Ltd.	603,956
43	L	Asset Managers Co., Ltd.	206,592
319,000		Brother Industries Ltd.	2,966,991
591,000	@	Chori Co., Ltd.	1,195,617
42,700		Circle K Sunkus Co., Ltd.	1,026,114
634,000	L	Daiichi Chuo Kisen Kaisha	1,436,403
101,000		Daimaru, Inc.	887,303
16,100		Diamond Lease Co., Ltd.	588,769
18,800		Eizo Nanao Corp.	583,610
43,200		FamilyMart Co., Ltd.	1,338,862
867,000		Fuji Fire & Marine Insurance Co., Ltd.	2,727,455
97,500		Fujitsu Frontech Ltd.	1,025,593
150,700		Glory Ltd.	2,893,556
9,150		Gulliver International Co., Ltd.	1,304,033
119,000		Hodogaya Chemical Co., Ltd.	707,296
810,000		Hokuhoku Financial Group, Inc.	2,301,384
50,000		Ichiyoshi Securities Co., Ltd.	461,997
55,000		Iino Kaiun Kaisha Ltd.	266,124
22,000		Inabata & Co., Ltd.	182,164
256,000	L	Isuzu Motors Ltd.	656,976
141,900		Japan General Estate Co., Ltd.	1,663,898
69,000		Jidosha Buhin Kogyo Co., Ltd.	424,870
14,900		Kanto Auto Works Ltd.	178,368
15,200		Keihin Corp.	253,872
1,150,000	@,L	Kenwood Corp.	2,623,790
38,000		Kikkoman Corp.	365,215
422,000		Kinden Corp.	3,512,375
45,500		Komeri Co., Ltd.	1,146,630
791,000	L	Kyoei Tanker Co., Ltd.	3,565,353
15,100		Mars Engineering Corp.	487,542
1,223,000		Marubeni Corp.	3,983,849
162,000		Maruha Group, Inc.	406,111
2,450		Moshi Moshi Hotline, Inc.	234,433
66,000		Nabtesco Corp.	441,519
231,000		Nakayama Steel Works Ltd.	959,002
506,000		Nippon Metal Industry Co., Ltd.	947,587
487,000		Nippon Shinpan Co., Ltd.	2,240,322
367,000		Nippon Yakin Kogyo Co., Ltd.	1,761,786
500,000	L	Nissan Diesel Motor Co., Ltd.	2,100,565
421,000		Nisshin Steel Co., Ltd.	1,082,007
12,100		Nissin Kogyo Co., Ltd.	$441,448
11,900		Nitta Corp.	175,128
662,000	@	Orient Corp.	2,341,586
7,600		Point, Inc.	290,564
8,700		Ricoh Leasing Co., Ltd.	213,904
37,900	L	Santen Pharmaceutical Co., Ltd.	845,318
41,500	L	Shima Seiki Manufacturing Ltd.	1,221,492
247,000	L	Shinwa Kaiun Kaisha Ltd.	801,003
234,000		Showa Denko KK	592,164
46,000		Sodick Co., Ltd.	402,553
13,400		STB Leasing Co., Ltd.	239,403
10,200		Sumisho Auto Leasing Corp.	426,621
10,400		Sumisho Lease Co., Ltd.	374,981
41,000		Sumitomo Rubber Industries, Inc.	397,682
58,000		Takagi Securities Co., Ltd.	187,393
17,700	L	Tamron Co., Ltd.	626,523
583,000		Teijin Ltd.	2,633,982
130,000		Toagosei Co., Ltd.	487,064
87,000		Tokyo Buhin Kogyo Co., Ltd.	430,401
17,800		Tokyo Leasing Co., Ltd.	222,765
139,000		Toyo Suisan Kaisha Ltd.	2,183,938
7,500		UFJ Central Leasing Co., Ltd.	294,086
44,600		Yamaha Corp.	656,895
61,000	L	Yamato Kogyo Co., Ltd.	732,105
106,000		Yodogawa Steel Works Ltd.	658,594
25,500		Yonekyu Corp.	291,071
877,000	@	Yuasa Trading Co., Ltd.	1,450,839
15,300		Yusen Air & Sea Service Co., Ltd.	633,494
			80,559,290
		Luxembourg: 1.1%
371,173	@	Gemplus Intl. SA	805,027
63,500	@	SBS Broadcasting SA	2,927,350
			3,732,377
		Malaysia: 0.1%
698,600		Lion Industries Corp. Bhd	261,287
			261,287
		Netherlands: 3.0%
68,484		Aalberts Industries NV	3,265,921
45,581	@	Axalto Holding NV	1,317,979
8,243		Boskalis Westminster	301,731
7,683		Exact Holding NV	252,372
11,400		Koninklijke BAM Groep NV	632,444
8,300		Nutreco Holding NV	263,026
18,200		Royal P&O Nedlloyd NV	889,876
49,700		Stork NV	1,830,253
27,698		United Services Group NV	848,720
6,212		Univar NV	196,288
			9,798,610
		New Zealand: 0.1%
53,239		Fletcher Building Ltd.	242,540
			242,540
		Norway: 0.7%
129,540	L	Smedvig ASA	2,273,824
			2,273,824
		Papua N.Guinea: 1.4%
2,666,157		Oil Search Ltd.	4,786,317
			4,786,317

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING INTERNATIONAL SMALLCAP FUND	AS OF APRIL 30, 2005 (UNAUDITED) (CONTINUED)

Shares			Value
		Portugal: 0.1%
15,805		Jeronimo Martins	$242,801
			242,801
		Singapore: 1.0%
2,849,000		Hi-P Intl. Ltd.	2,342,270
64,000	L	Jardine Cycle & Carriage Ltd.	478,845
171,000	L	Singapore Petroleum Co., Ltd.	430,972
			3,252,087
		South Korea: 2.7%
805,810	@	Curitel Communications, Inc.	1,543,090
51,850		Dongbu Insurance Co., Ltd.	416,786
143,450		Dongyang Mechatronics Corp.	464,652
18,900		Halla Engineering & Construction	278,656
17,450		Hanshin Construction	173,082
7,910		Hyundai Mipo Dockyard	511,305
27,340		INI Steel Co.	432,321
22,510		Korean Petrochemical Ind. Co., Ltd.	563,750
224,050	@	KP Chemical Corp.	1,151,950
11,030		Kyeryong Construction Industrial Co., Ltd.	256,157
9,020		Nexen Tire Corp.	182,171
44,384		People & Telecommunication, Inc.	291,437
28,830		SeAH Steel Corp.	818,302
35,771		SFA Engineering Corp.	841,275
1,099,210		Tongil Heavy Industries Co., Ltd.	1,125,227
			9,050,161
		Spain: 6.2%
229,612	L	Antena 3 de Television SA	4,515,204
282,300		Cortefiel SA	5,188,410
390,999	@	Fadesa Inmobiliaria SA	8,887,826
19,330		Grupo Empresarial Ence SA	542,449
23,702		Inmobiliaria Urbis SA	363,265
253,606	L	Tubacex SA	870,455
			20,367,609
		Sweden: 1.7%
451,000	L	Eniro AB	5,138,129
26,800		Nobia AB	430,243
8,400	L	Trelleborg AB	124,149
			5,692,521
		Switzerland: 4.4%
1,339		AFG Arbonia-Forster Holding	350,670
104,169		Baloise Holding AG	5,355,707
1,005	@	Barry Callebaut AG	257,487
908		Bucher Industries AG	302,251
5,457		Charles Voegele Holding AG	331,233
4,238		Geberit AG	2,847,426
6,175	L	SGS SA	4,197,613
9,736	@	Ypsomed Holding AG	939,454
			14,581,841
		Taiwan: 0.3%
1,648,000		Micro-Star International Co., Ltd.	1,027,306
			1,027,306
		Turkey: 1.8%
32,369	@	Aksa Akrilik Kimya Sanayii	267,207
120,998	@	Ayen Enerji	246,942
297,293	@	Beko Elektronik	$441,433
186,274		Bolu Cimento Sanayii	221,039
172,691		Bossa Ticaret Sanayi Isletme	196,603
203,000	@	Dogan Sirketler Grubu Holdings	431,705
310,212	@	Doktas Dokumculuk Ticaret	368,698
34,270	@	Efes Sinai Yatirim Holding AS	159,183
28,916	@	Goodyear Lastikleri TAS	240,182
746,616	@	Ihlas Holding	429,762
64,236		Mardin Cimento Sanayii	176,124
264,065	@	Park Elektrik Madencilik Sanayi Ve Ticaret AS	858,413
247,679	@	Petrol Ofisi	663,630
172,470	@	TAT Konserve	245,756
32,350	@	Turcas Petrolculuk AS	170,926
61,364		Turk Ekonomi Bankasi AS	295,282
274,917		Turk Sise ve Cam Fabrikalari AS	602,630
			6,015,515
		United Kingdom: 12.3%
30,600		Admiral Group PLC	206,918
97,400		Barratt Developments PLC	1,112,988
61,968		Body Shop International PLC	230,788
348,206		BPB PLC	3,033,931
30,287		Britannic Group PLC	261,460
379,722		Burberry Group PLC	2,621,193
137,298		Cobham PLC	3,405,596
21,962		Cranswick PLC	237,557
41,100		Dairy Crest Group PLC	342,246
84,742	@	Dana Petroleum PLC	909,184
253,857		De Vere Group PLC	2,496,932
12,264		Games Workshop Group PLC	101,460
34,500	@	Gyrus Group PLC	169,376
919,865		HMV Group PLC	3,995,027
43,900		Intertek Group PLC	638,213
784,978		Kesa Electricals PLC	3,985,732
160,817		Man Group PLC	3,748,759
176,367		Mcbride PLC	495,592
11,900		Northgate PLC	184,953
110,623		Paragon Group of Cos. PLC	764,157
686,950		Pendragon PLC	3,467,902
574,285		Pennon Group PLC	3,155,193
203,829		SIG PLC	2,128,513
285,900	@	Sportingbet PLC	1,568,810
181,124		Taylor Nelson Sofres PLC	761,948
57,039		TT electronics PLC	208,890
20,988		Ultra Electronics Holdings PLC	300,242
			40,533,560
		Total Common Stock (Cost $304,655,968)	326,946,812
		Total Long-Term Investments (Cost $304,655,968)	326,946,812

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING INTERNATIONAL SMALLCAP FUND	AS OF APRIL 30, 2005 (UNAUDITED)(CONTINUED)

Principal Amount			Value
SHORT-TERM INVESTMENTS: 8.4%
	Securities Lending Collateralcc: 8.4%
$27,709,691	The Bank of New York Institutional Cash Reserves Fund		$27,709,691
	Total Short-Term Investments (Cost $27,709,691)		27,709,691
	Total Investments In Securities (Cost $332,365,659)*	107.7%	$354,656,503
	Other Assets and Liabilities-Net	(7.7)	(25,271,953)
	Net Assets	100.0%	$329,384,550

Securities may have been fair valued in accordance with procedures approved by the Board of Directors/Trustees (Note 2A).

@                                    Non-income producing security

cc                                    Securities purchased with cash collateral for securities loaned.

I                                            Illiquid security

L                                         Loaned security, a portion or all of the security is on loan at April 30, 2005.

*                                         Cost for federal income tax purposes is $332,389,288. Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$40,032,015
Gross Unrealized Depreciation	(17,764,800)
Net Unrealized Appreciation	$22,267,215

Industry	Percentage of Net Assets
Advertising	0.3%
Aerospace/Defense	1.0
Apparel	1.5
Auto Manufacturers	0.9
Auto Parts and Equipment	2.7
Banks	3.7
Beverages	0.2
Biotechnology	0.1
Building Materials	3.0
Chemicals	1.8
Coal	0.5
Commercial Services	2.3
Computers	3.0
Cosmetics/Personal Care	0.1
Distribution/Wholesale	2.6
Diversified Financial Services	4.1
Electric	0.4
Electrical Components and Equipment	1.1
Electronics	2.0
Engineering and Construction	3.0
Entertainment	0.8
Food	3.6
Food Service	1.2
Forest Products and Paper	0.2
Healthcare - Products	0.3
Healthcare - Services	0.1
Holding Companies-Diversification	0.4
Home Builders	1.4
Home Furnishings	1.4
Housewares	0.5
Insurance	3.4
Internet	0.0
Iron/Steel	6.2
Leisure Time	0.2
Lodging	0.8
Machinery - Construction and Mining	0.1%
Machinery - Diversified	1.5
Media	4.1
Metal Fabricate/Hardware	1.2
Mining	2.6
Miscellaneous Manufacturing	3.0
Office/Business Equipment	2.0
Oil and Gas	4.0
Oil and Gas Services	2.3
Pharmaceuticals	1.3
Real Estate	3.9
Retail	8.8
Semiconductors	0.3
Shipbuilding	0.2
Software	0.6
Telecommunications	2.0
Textiles	0.9
Toys/Games/Hobbies	0.0
Transportation	6.2
Securities Lending Collateral	8.4
Other Assets and Liabilities, Net	(7.7)
Net Assets	100.0%

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING INTERNATIONAL VALUE FUND	AS OF APRIL 30, 2005 (UNAUDITED)

Shares			Value
COMMON STOCK: 98.6%
		Belgium: 0.8%
959,210		InBev	$30,712,241
			30,712,241

		Brazil: 3.5%
10,027,700		Centrais Eletricas Brasileiras SA ADR	62,838,582
179,388	L	Tele Centro Oeste Celular Participacoes SA ADR	1,881,780
13,898	@,L	Tele Leste Celular Participacoes SA ADR	114,103
2,532,786	L	Tele Norte Leste Participacoes SA ADR	37,485,232
1,208,600	L	Telecomunicacoes Brasileiras SA ADR	33,889,144
169,474	@	Telesp Celular Participacoes SA ADR	894,823
111,928	L	Tim Participacoes SA ADR	1,678,920
			138,782,584

		Canada: 0.6%
12,138,000	L	Bombardier, Inc.	25,050,735
			25,050,735

		France: 5.1%
6,104,200	@	Alcatel SA	65,914,553
610,400		Carrefour SA	29,740,943
2,404,100		France Telecom SA	70,905,332
422,650		Sanofi-Aventis	37,547,565
			204,108,393

		Germany: 12.4%
2,302,720	@	Bayerische Hypo-und Vereinsbank AG	55,022,176
2,894,893	@	Commerzbank AG	63,576,543
1,479,000		DaimlerChrysler AG	58,804,031
5,377,300		Deutsche Telekom AG	102,082,774
342,188		E.ON AG	29,117,870
1,150,000	@	Heidelberger Druckmaschinen	32,403,875
411,200	@	Hypo Real Estate Holding AG	17,095,136
326,500		Muenchener Rueckversicherungs AG	36,089,752
359,298		Schering AG	23,730,946
1,775,200		Volkswagen AG	74,199,406
			492,122,509

		Hong Kong: 1.3%
2,820,636		Jardine Matheson Holdings Ltd.	50,874,046
			50,874,046

		Italy: 2.5%
13,499,300		Banca Intesa S.p.A.	64,668,057
10,329,085		Telecom Italia S.p.A.	35,132,447
			99,800,504

		Japan: 20.2%
1,851,800		Daiichi Pharmaceutical Co., Ltd.	42,827,011
12,859,700		Hitachi Ltd.	75,415,449
5,636		Japan Tobacco, Inc.	72,537,426
4,914,000		Matsushita Electric Industrial Co., Ltd.	71,834,855
5,925		Millea Holdings, Inc.	$80,700,370
20,838,000		Mitsubishi Heavy Industries Ltd.	55,314,817
7,376		Mitsubishi Tokyo Financial Group, Inc.	63,712,451
4,932,000		Mitsui Sumitomo Insurance Co., Ltd.	44,765,865
13,125		Nippon Telegraph & Telephone Corp.	54,949,889
1,049,000		Ono Pharmaceutical Co., Ltd.	53,269,793
1,726,900		Sankyo Co., Ltd.	35,959,891
11,494		Sumitomo Mitsui Financial Group, Inc.	74,142,778
509,000		TDK Corp.	35,433,122
1,153,800		Yamanouchi Pharmaceutical Co., Ltd.	41,752,393
			802,616,110

		Mexico: 1.3%
1,471,160		Telefonos de Mexico SA de CV ADR	49,872,324
			49,872,324

		Netherlands: 8.6%
5,460,700		Aegon NV	68,679,256
1,737,200		Akzo Nobel NV	71,459,260
9,907,141	@	Koninklijke Ahold NV	75,210,016
1,337,400		Unilever NV	86,350,200
2,303,184		Wolters Kluwer NV	41,109,627
			342,808,359

		New Zealand: 1.5%
13,335,944	L	Telecom Corp. of New Zealand Ltd.	59,388,668
			59,388,668

		Portugal: 1.9%
6,709,676		Portugal Telecom SGPS SA	74,109,463
			74,109,463

		Russia: 1.6%
477,800	@,L	LUKOIL ADR	65,184,424
			65,184,424

		Singapore: 3.4%
3,652,191		DBS Group Holdings Ltd.	31,969,484
6,060,800	#	DBS Group Holdings Ltd. ADR	53,025,332
6,239,000		Oversea-Chinese Banking Corp.	51,240,329
			136,235,145

		South Korea: 3.4%
1,463,610		Korea Electric Power Corp.	42,640,966
2,745,880		Korea Electric Power Corp. ADR	40,639,024
183,200	L	KT Corp.	7,009,623
2,192,310		KT Corp. ADR	44,262,739
			134,552,352

		Spain: 5.9%
5,358,833		Banco Bilbao Vizcaya Argentaria SA	83,262,862

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING INTERNATIONAL VALUE FUND	AS OF APRIL 30, 2005 (UNAUDITED)(CONTINUED)

Shares			Value
		Spain (continued)
3,107,600		Banco Santander Central Hispano SA	$ 36,312,383
6,806,060		Telefonica SA	116,065,410
			235,640,655

		Switzerland: 6.9%
623,900		Nestle SA	164,845,879
91,700		Swisscom AG	31,787,639
446,274	@	Zurich Financial Services AG	75,787,192
			272,420,710

		United Kingdom: 17.1%
22,621,100		BAE Systems PLC	110,945,256
12,269,781		BT Group PLC	46,981,660
48,322,582	@	Corus Group PLC	40,201,230
4,203,100		GlaxoSmithKline PLC	106,300,818
6,054,090		Imperial Chemical Industries PLC	29,365,865
78,261,262	@	Invensys PLC	19,209,425
8,159,200		J. Sainsbury PLC	44,139,759
11,046,451		Marks & Spencer Group PLC	71,309,092
35,348,000		Royal & Sun Alliance Insurance Group PLC	51,472,688
8,253,700		Unilever PLC	78,611,863
21,344,356		WM Morrison Supermarkets PLC	79,528,952
			678,066,608

		Venezuela: 0.6%
1,216,822		Cia Anonima Nacional Telefonos de Venezuela ADR	23,289,973
			23,289,973

		Total Common Stock (Cost $3,545,790,073)	3,915,635,803

Principal Amount			Value
SHORT-TERM INVESTMENTS: 0.8%
	Securities Lending Collateralcc: 0.8%
$32,689,894	The Bank of New York Institutional Cash Reserves Fund		32,689,894
	Total Short-Term Investments (Cost $32,689,894)		32,689,894
	Total Investments In Securities (Cost $3,578,479,967)*	99.4%	$3,948,325,697
	Other Assets and Liabilities-Net	0.6	22,384,139
	Net Assets	100.0%	$3,970,709,836

Securities may have been fair valued in accordance with procedures approved by the Board of Directors/Trustees (Note 2A).

@                                    Non-income producing security

ADR                     American Depositary Receipt

#                                         Securities with purchases pursuant to Rule 144A, under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. These securities have been determined to be liquid under the guidelines established by the Funds’ Board of Directors/Trustees.

cc                                    Securities purchased with cash collateral for securities loaned.

L                                         Loaned security, a portion or all of the security is on loan at April 30, 2005.

*                                         Cost for federal income tax purposes is $3,599,236,802. Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$644,227,699
Gross Unrealized Depreciation	(295,138,804)
Net Unrealized Appreciation	$349,088,895

Industry	Percentage of Net Assets
Aerospace/Defense	2.8%
Agriculture	1.8
Auto Manufacturers	3.3
Banks	15.0
Beverages	0.8
Chemicals	2.5
Computers	0.9
Electric	4.4
Electrical Components and Equipment	1.9
Food	14.1
Holding Companies - Diversified	1.3
Home Furnishings	1.8
Insurance	9.0
Iron/Steel	1.0
Machinery - Diversified	0.8
Media	1.0
Miscellaneous Manufacturing	2.5
Oil and Gas	1.6
Pharmaceuticals	8.6
Retail	1.8
Telecommunications	21.7
Securities Lending Collateral	0.8
Other Assets and Liabilities, Net	0.6
Net Assets	100.0%

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING INTERNATIONAL VALUE CHOICE FUND	AS OF APRIL 30, 2005 (UNAUDITED)

Shares				Value
COMMON STOCK: 93.9%
		Australia: 1.9%
18,850		Alumina Ltd.		$85,203
				85,203
		Belgium: 1.7%
1,950		Belgacom SA		74,914
				74,914
		Canada: 6.4%
5,450		Barrick Gold Corp.		121,644
3,000	@	OPTI Canada, Inc.		57,731
2,800		Placer Dome, Inc.		37,408
1,750		Suncor Energy, Inc.		64,505
				281,288
		Finland: 3.0%
7,350		Metso Oyj		133,301
				133,301
		France: 5.7%
310		Areva SA		122,909
260		Technip SA		44,300
2,030		Thales SA		82,664
				249,873
		Germany: 2.8%
1,520		Deutsche Bank AG		124,549
				124,549
		Hong Kong: 3.0%
23,000		CLP Holdings Ltd.		130,388
				130,388
		Italy: 3.8%
3,350		ENI S.p.A.		84,509
28,800		Telecom Italia S.p.A		81,495
				166,004
		Japan: 30.7%
8,000		Dai Nippon Printing Co., Ltd.		128,146
3,800		Fuji Photo Film Co., Ltd.		125,276
13,000		Kirin Brewery Co., Ltd.		125,860
4,600		Makita Corp.		86,833
6,000		Matsushita Electric Industrial Co., Ltd.		87,710
1,100		Nintendo Co., Ltd.		124,715
4,300		Nippon Telegraph & Telephone Corp. ADR		89,655
6,590		Sankyo Co., Ltd.		137,226
8,000		Sekisui House Ltd.		84,406
10,000		Shiseido Co., Ltd.		127,248
2,400		Takefuji Corp.		151,934
7,000		Wacoal Corp.		87,833
				1,356,842
		Netherlands: 3.5%
6,150		Aegon NV		77,349
1,650		Hunter Douglas NV		79,359
				156,708
		Papua N.Guinea: 0.8%
46,800	@	Lihir Gold Ltd.		$37,472
				37,472
		Portugal: 2.9%
46,990		Energias de Portugal SA		127,642
				127,642
		South Africa: 3.7%
2,550		AngloGold Ashanti Ltd. ADR		81,039
1,000		Impala Platinum Holdings Ltd.		83,316
				164,355
		South Korea: 5.2%
6,000		Korea Electric Power Corp. ADR		88,800
6,150		KT Corp. ADR		124,168
350		POSCO ADR		15,936
				228,904
		Switzerland: 3.1%
220		Swisscom AG		76,263
3,570	W	Xstrata PLC		61,758
				138,021
		Taiwan: 2.8%
6,150		Chunghwa Telecom Co., Ltd. ADR		124,660
				124,660
		United Kingdom: 12.9%
22,320		J. Sainsbury PLC		120,747
3,090		Lonmin PLC		54,410
20,700		Misys PLC		80,562
27,300		Northern Foods PLC		80,166
200		Rio Tinto PLC ADR		24,120
1,550		Shell Transport & Trading Co. PLC ADR		83,499
10,600		United Utilities PLC		128,949
				572,453
		Total Common Stock (Cost $4,356,972)		4,152,577
		Total Investments In Securities (Cost $4,356,972)*	93.9%	$4,152,577
		Other Assets and Liabilities-Net	6.1	269,528
		Net Assets	100.0%	$4,422,105

Securities may have been fair valued in accordance with procedures approved by the Board of Directors/Trustees (Note 2A).

@                                    Non-income producing security

ADR                     American Depositary Receipt

W                                   When-issued or delayed delivery security.

*                                         Cost for federal income tax purposes is the same as for financial statement purposes. Net unrealized depreciation consists of:

Gross Unrealized Appreciation	$13,536
Gross Unrealized Depreciation	(217,932)
Net Unrealized Depreciation	$(204,395)

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING INTERNATIONAL VALUE CHOICE FUND	AS OF APRIL 30, 2005 (UNAUDITED) (CONTINUED)

Industry	Percentage of Net Assets
Aerospace/Defense	1.9%
Apparel	2.0
Banks	2.8
Beverages	2.8
Commercial Services	2.9
Cosmetics/Personal Care	2.9
Diversified Financial Services	3.4
Electric	7.8
Energy - Alternate Sources	2.8
Food	4.5
Hand/Machine Tools	2.0
Home Builders	1.9
Home Furnishings	2.0
Housewares	1.8
Insurance	1.7
Iron/Steel	0.4
Machinery - Diversified	3.0
Mining	13.3
Miscellaneous Manufacturing	2.8
Oil and Gas	6.6
Oil and Gas Services	1.0
Pharmaceuticals	3.1
Software	1.8
Telecommunications	12.9
Toys/Games/Hobbies	2.8
Water	2.9
Other Assets and Liabilities, Net	6.1
Net Assets	100.0%

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING PRECIOUS METALS FUND	AS OF APRIL 30, 2005 (UNAUDITED)

Shares			Value
COMMON STOCK: 97.8%
		Australia: 8.2%
305,600		Newcrest Mining Ltd.	$3,561,681
3,565,900	@,I	Oxiana Ltd.	2,441,242
			6,002,923
		Canada: 59.8%
289,300		Agnico-Eagle Mines Ltd.	3,804,295
350,000	@	Alamos Gold, Inc.	1,059,803
173,500		Barrick Gold Corp.	3,872,521
229,200	@	Bema Gold Corp.	469,376
168,100	@	Centerra Gold, Inc.	2,545,041
482,550	@	Eldorado Gold Corp.	1,153,552
653,000	@	Gammon Lake Resources, Inc.	3,959,784
167,400	@	Glamis Gold Ltd.	2,300,076
259,725		Goldcorp, Inc.	3,369,481
1,000,000	@	Guinor Gold Corp.	828,718
288,800		Iamgold Corp.	1,761,822
935,000	@	Kensington Resources Ltd.	1,423,045
590,900	@	Kinross Gold Corp.	3,171,789
244,500	@	Meridian Gold, Inc.	3,748,500
152,800	@	PAN American Silver Corp.	2,096,416
117,900		Placer Dome, Inc.	1,575,144
4,075,300	@	Queenstake Resources Ltd.	795,608
1,455,400	@	RIO Narcea Gold Mines Ltd.	1,959,939
611,500	@	Shore Gold, Inc.	1,973,445
600,000	@	Yamana Gold, Inc.	1,754,652
			43,623,007
		Jersey: 5.5%
337,000	@	Randgold Resources Ltd. ADR	4,005,245
			4,005,245
		Peru: 5.6%
192,900		Cia de Minas Buenaventura SA ADR	4,118,415
			4,118,415
		South Africa: 4.1%
50,900		AngloGold Ashanti Ltd. ADR	1,617,602
1,427,093	@	DRDGOLD Ltd. ADR	1,013,236
55,500		Harmony Gold Mining Co., Ltd. ADR	347,985
			2,978,823
		United Kingdom: 2.1%
417,930		Highland Gold Mining Ltd.	1,516,453
			1,516,453
		United States: 12.5%
96,200		Freeport-McMoRan Copper & Gold, Inc.	3,334,292
611,300	@	Hecla Mining Co.	2,848,658
76,400		Newmont Mining Corp.	2,900,908
			9,083,858
		Total Common Stock (Cost $71,633,825)	71,328,724

Principal Amount			Value
SHORT-TERM INVESTMENTS: 2.3%

Repurchase Agreement: 2.3%
$1,692,000	Morgan Stanley Repurchase
	Agreement dated 04/29/05, 2.950%
	due 05/02/05, $1,692,416 to be
	received upon repurchase
	(Collateralized by $1,730,000
	Federal National Mortgage
	Association, 3.250%, Market Value
	plus accrued interest $1,728,591,
	due 11/15/07).		$1,692,000
	Total Short-Term Investments (Cost $1,692,000)		1,692,000
	Total Investments In Securities (Cost $73,325,825)*	100.1%	$73,020,724
	Other Assets and Liabilities-Net	(0.1)	(76,808)
	Net Assets	100.0%	$72,943,916

Securities may have been fair valued in accordance with procedures approved by the Board of Directors/Trustees (Note 2A).

@                                    Non-income producing security

ADR                     American Depositary Receipt

I                                            Illiquid security

*                                         Cost for federal income tax purposes is $75,556,091. Net unrealized depreciation consists of:

Gross Unrealized Appreciation	$4,418,629
Gross Unrealized Depreciation	(6,953,996)
Net Unrealized Depreciation	$(2,535,367)

Industry	Percentage of Net Assets
Diamonds/Precious Stones	2.7%
Diversified Minerals	6.4
Gold Mining	71.9
Metal - Diversified	8.5
Precious Metals	5.4
Silver Mining	2.9
Repurchase Agreement	2.3
Other Assets and Liabilities, Net	(0.1)
Net Assets	100.0%

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING RUSSIA FUND	AS OF APRIL 30, 2005 (UNAUDITED)

Shares				Value
COMMON STOCK: 88.8%
		Banks: 8.7%
25,000		Sberbank RF		$16,125,000
				16,125,000
		Beverages: 1.0%
60,000	@,#	Efes Breweries Intl. NV GDR		1,890,000
				1,890,000
		Cosmetics/Personal Care: 1.3%
100,000		Kalina		2,310,000
				2,310,000
		Electric: 5.3%
4,200,000	I	Konakovskaya Gres		2,310,000
25,000,000		Unified Energy System		7,417,500
				9,727,500
		Internet: 1.6%
790,000	@	RBC Information Systems		2,923,000
				2,923,000
		Investment Companies: 3.7%
197,500	@,I	Novy Neft Ltd.		3,589,562
240,219	@,I	Novy Neft II Ltd.		3,146,869
				6,736,431
		Iron/Steel: 4.7%
390,000		Cherepovets MK Severstal		3,198,000
85,000	@	Mechel Steel Group OAO ADR		2,279,700
2,600,000		Novolipetsk Iron and Steel Corp.		3,276,000
				8,753,700
		Metal Fabricate/Hardware: 1.4%
26,000		Verkhnaya Salda Metallurgical Production Association		2,626,000
				2,626,000
		Mining: 9.9%
230,000	@	Celtic Resources Holdings PLC		1,822,998
295,000		MMC Norilsk Nickel ADR		16,372,500
				18,195,498
		Oil and Gas: 35.7%
295,000		LUKOIL ADR		39,972,500
72,000		OAO Tatneft ADR		2,386,800
300,000		OJSC Surgutneftegaz ADR		10,485,000
2,350,000	@	Sibneft		7,285,000
1,400,000	@	Tyumen Oil Co.		5,740,000
				65,869,300
		Telecommunications: 15.5%
7,750,000		Central Telecommunications Co.		2,693,125
50,000		Golden Telecom, Inc.		1,339,500
150,000		Mobile Telesystems ADR		5,040,000
135,000		Moscow City Telephone Network		1,930,500
60,600,000		OAO Sibirtelecom		3,314,820
1,000,000		Rostelecom		2,090,000
95,000,000		Uralsvyazinform		3,391,500
150,000	@	Vimpel-Communications ADR		$4,908,000
1,200,000		VolgaTelecom		3,960,000
				28,667,445
		Total Common Stock (Cost $120,478,382)		163,823,874
PREFERRED STOCK: 8.7%
		Electric: 0.9%
6,000,000		Unified Energy System		1,653,000
				1,653,000
		Oil and Gas: 3.6%
29,900,000	@	Achinsk Refinery		1,644,500
90,000		OJSC Surgutneftegaz ADR		5,062,500
				6,707,000
		Pipelines: 2.6%
6,000		Transneft		4,770,000
				4,770,000
		Telecommunications: 1.6%
71,082,514		Uralsvyazinform		1,698,872
558,030		VolgaTelecom		1,311,371
				3,010,243
		Total Preferred Stock (Cost $11,776,255)		16,140,243
		Total Investments In Securities (Cost $132,254,637)*	97.5%	$179,964,117
		Other Assets and Liabilities-Net	2.5	4,548,010
		Net Assets	100.0%	$184,512,127

Securities may have been fair valued in accordance with procedures approved by the Board of Directors/Trustees (Note 2A).

@                                    Non-income producing security

ADR                     American Depositary Receipt

GDR                       Global Depositary Receipt

#                                         Securities with purchases pursuant to Rule 144A, under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. These securities have been determined to be liquid under the guidelines established by the Funds’ Board of Directors/Trustees.

I                                            Illiquid security

*                                         Cost for federal income tax purposes is $132,691,739. Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$48,154,445
Gross Unrealized Depreciation	(882,067)
Net Unrealized Appreciation	$47,272,378

See Accompanying Notes to Financial Statements

SHAREHOLDER MEETING INFORMATION (UNAUDITED)

A special meeting of shareholders of the ING Mutual Funds was held January 25, 2005, at the offices of ING Funds, 7337 East

Doubletree Ranch Road, Scottsdale, AZ 85258.

A brief description of each matter voted upon as well as the results are outlined below:

Matters:

1                  To approve a new Sub-Advisory Agreement for the Fund between ING Investments, LLC, the Fund’s investment adviser, and NWQ Investment Management Company, LLC, with no change in the Adviser or the overall management fee paid by the Fund;

2                  To approve a change in the Fund’s fundamental investment objective of “maximum long-term capital appreciation” to a non-fundamental investment objective of “long-term capital appreciation”;

3                  To approve a “Manager-of-Managers” arrangement for the Fund to permit ING Investments, LLC, in its capacity as the Fund’s investment adviser, subject to approval by the Board of Trustees of the Trust, to enter into and materially amend agreements with sub-advisers without obtaining the approval of the Fund’s shareholders; and

4                  To transact such other business, not currently contemplated, that may properly come before the Special Meeting or any adjournment(s) or postponement(s) thereof in the discretion of the proxies or their substitutes.

Results:

	Proposal	Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
Global Value Choice	1	3,683,424	82,286	86,342		3,852,052
	2	2,417,535	131,702	87,599	1,215,216	3,852,052
	3	2,349,159	199,679	87,998	1,215,216	3,852,052
	4	3,607,720	131,362	112,970		3,852,052

* Proposals 1 and 4 passed at this meeting. The Shareholder Meeting was adjourned to January 27th for Proposals 2 and 3.

A special meeting of shareholders of the ING Mutual Funds was held January 27, 2005, at the offices of ING Funds, 7337 East Doubletree Ranch Road, Scottsdale, AZ 85258.

A brief description of each matter voted upon as well as the results are outlined below:

Matters:

1                  To approve a new Sub-Advisory Agreement for the Fund between ING Investments, LLC, the Fund’s investment adviser, and NWQ Investment Management Company, LLC, with no change in the Adviser or the overall management fee paid by the Fund;

2                  To approve a change in the Fund’s fundamental investment objective of “maximum long-term capital appreciation” to a non-fundamental investment objective of “long-term capital appreciation”;

3                  To approve a “Manager-of-Managers” arrangement for the Fund to permit ING Investments, LLC, in its capacity as the Fund’s investment adviser, subject to approval by the Board of Trustees of the Trust, to enter into and materially amend agreements with sub-advisers without obtaining the approval of the Fund’s shareholders; and

4                  To transact such other business, not currently contemplated, that may properly come before the Special Meeting or any adjournment(s) or postponement(s) thereof in the discretion of the proxies or their substitutes.

SHAREHOLDER MEETING INFORMATION (UNAUDITED)(CONTINUED)

Results:

	Proposal	Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
Global Value Choice	1	3,494,048	88,104	88,313	—	3,670,465
	2	2,549,805	139,949	88,619	892,092	3,670,465
	3	2,478,227	211,288	88,858	892,092	3,670,465
	4	3,416,414	139,062	114,989	—	3,670,465

A special meeting of shareholders of the ING Mutual Funds was held February 15, 2005, at the offices of ING Funds, 7337 East Doubletree Ranch Road, Scottsdale, AZ 85258.

A brief description of each matter voted upon as well as the results are outlined below:

Matters:

1                  To approve a new Sub-Advisory Agreement for the Fund between ING Investments, LLC, the Fund’s investment adviser, and Brandes Investment Partners, L.P., with no change in the Adviser or the overall management fee paid by the Fund;

2                  To approve a new Sub-Advisory Agreement for the Fund between ING Investments, LLC, the Fund’s investment adviser, and Acadian Asset Management, Inc., with no change in the Adviser or the overall management fee paid by the Fund;

3                  To approve a “Manager-of-Managers” arrangement for the Fund to permit ING Investments, LLC, in its capacity as the Fund’s investment adviser, subject to approval by the Board of Trustees of the Trust, to enter into and materially amend agreements with sub-advisers without obtaining the approval of the Fund’s shareholders; and

4                  To transact such other business, not currently contemplated, that may properly come before the Special Meeting or any adjournment(s) or postponement(s) thereof in the discretion of the proxies or their substitutes.

Results:

	Proposal	Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
Emerging Countries Fund	1	2,736,451	72,825	68,949	—	2,878,225
	3	1,966,239	219,234	77,598	615,154	2,878,225
	4	2,663,854	117,793	96,578	—	2,878,225
International SmallCap	2	5,613,886	134,447	113,433	—	5,861,767
	3	4,099,257	335,066	142,665	1,284,779	5,861,767
	4	5,474,858	225,517	161,391	—	5,861,767

(THIS PAGE INTENTIONALLY LEFT BLANK)

ING Funds Distributor, LLC offers the funds listed below. Before investing in a fund, shareholders should carefully review the fund’s prospectus. Investors may obtain a copy of a prospectus of any ING Fund by calling (800) 992-0180 or by going to www.ingfunds.com.

Domestic Equity and Income Funds

ING Balanced Fund
ING Convertible Fund
ING Equity and Bond Fund
ING Equity Income Fund
ING Real Estate Fund

Domestic Equity Growth Funds

ING Disciplined LargeCap Fund
ING Growth Fund
ING LargeCap Growth Fund
ING MidCap Opportunities Fund
ING SmallCap Opportunities Fund
ING Small Company Fund

Domestic Equity Index Funds

ING Index Plus LargeCap Fund
ING Index Plus MidCap Fund
ING Index Plus SmallCap Fund

Domestic Equity Value Funds

ING Financial Services Fund
ING LargeCap Value Fund
ING MagnaCap Fund
ING MidCap Value Fund
ING MidCap Value Choice Fund
ING SmallCap Value Fund
ING SmallCap Value Choice Fund
ING Value Opportunity Fund

Fixed Income Funds

ING GNMA Income Fund
ING Government Fund
ING High Yield Bond Fund
ING Intermediate Bond Fund
ING National Tax-Exempt Bond Fund

Global Equity Funds

ING Global Equity Dividend Fund
ING Global Real Estate Fund
ING Global Science and Technology Fund
ING Global Value Choice Fund

International Equity Funds

ING Emerging Countries Fund
ING Foreign Fund
ING International Fund
ING International Growth Fund
ING International SmallCap Fund
ING International Value Fund
ING International Value Choice Fund
ING Precious Metals Fund
ING Russia Fund

Loan Participation Fund

ING Senior Income Fund

Money Market Funds*

ING Aeltus Money Market Fund
ING Classic Money Market Fund

Strategic Allocation Funds

ING Strategic Allocation Balanced Fund
ING Strategic Allocation Growth Fund
ING Strategic Allocation Income Fund

*                 An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Registrant uses to determine how to vote proxies related to portfolio securities is available (1) without charge, upon request, by calling Shareholder Services toll-free at 800-992-0180; (2) on the Registrant’s website at www.ingfunds.com and (3) on the SEC’s website at www.sec.gov.

Information regarding how the Registrant voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Registrant’s website at www.ingfunds.com and on the SEC website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Registrant files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Registrant’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Registrant’s Forms N-Q may be reviewed and copied at the Commissions Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330; and is available upon request from the Registrant by calling Shareholder Services toll-free at 800-992-0180.

Investment Manager

ING Investments, LLC
7337 E. Doubletree Ranch Road
Scottsdale, Arizona 85258

Administrator

ING Funds Services, LLC
7337 E. Doubletree Ranch Road
Scottsdale, Arizona 85258

Distributor

ING Funds Distributor, LLC
7337 E. Doubletree Ranch Road
Scottsdale, Arizona 85258
1-800-334-3444

Transfer Agent

DST Systems, Inc.
P.O. Box 419368
Kansas City, Missouri 64141

Custodian

The Bank of New York
100 Colonial Center Parkway, Suite 300
Lake Mary, Florida 32746

Legal Counsel

Dechert
1775 I Street, N.W.
Washington, D.C. 20006

For more complete information, or to obtain a prospectus on any ING fund, please call your Investment Professional or ING Funds Distributor, LLC at (800) 992-0180 or log on to www.ingfunds.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the fund. Information regarding how the Funds voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Funds’ website at www.ingfunds.com and on the SEC’s website at www.sec.gov.

FUNDS	PRSAR-UINTLABCM	(0405-062905)

Semi-Annual Report

April 30, 2005

Classes I and Q

Global Equity Funds
▪	ING Global Value Choice Fund (formerly, ING Worldwide Growth Fund)

International Equity Funds
▪	ING Emerging Countries Fund
▪	ING Foreign Fund
▪	ING International Fund
▪	ING International SmallCap Fund (formerly, ING International SmallCap Growth Fund)
▪	ING International Value Fund

 E-Delivery Sign-up – details inside

This report is submitted for general information to shareholders of the ING Funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds’ investment objectives, risks, charges, expenses and other information. This information should be read carefully.

TABLE OF CONTENTS

President’s Letter	1

Market Perspective	2

Portfolio Managers’ Reports	4

Shareholder Expense Examples	16

Statements of Assets and Liabilities	19

Statements of Operations	23

Statements of Changes in Net Assets	25

Financial Highlights	28

Notes to Financial Statements	34

Portfolios of Investments	47

Shareholder Meeting Information	65

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PRESIDENT’S LETTER

Dear Shareholder:

The past year has brought about numerous changes in the mutual funds industry, including requests for additional disclosures. I would like to draw your attention to some additional information you will now see in the reports due, in part, to these new requirements:

•      You will see a new section entitled “Shareholder Expense Examples”. These examples are intended to illustrate for you the ongoing costs of investing in a mutual fund and to provide a method to compare those costs with the ongoing costs of investing in other mutual funds.

•      In addition to the normal performance tables included in the Portfolio Managers’ Reports, there are now additional graphical or tabular presentations, which illustrate the current holdings of the funds as of the period-end.

•      Each fund now also files its complete schedule of portfolio holdings with the Securities Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. These Forms are available for shareholders to view on the SEC’s website at www.sec.gov.

We welcome these changes and believe that they will provide valuable information to our shareholders. We hope you will find these additional disclosures beneficial and easy to understand.

On behalf of ING Funds, I thank you for your continued support and confidence and look forward to serving you in 2005 and beyond.

Sincerely,

James M. Hennessy President ING Funds May 23, 2005

1

MARKET PERSPECTIVE: SIX MONTHS ENDED APRIL 30, 2005

For the six month period ended April 30, 2005, global equities returned 5.7%, according to the Morgan Stanley Capital International (“MSCI”) World Index(1) in dollars, including net reinvested dividends. In currencies, the dollar weakened against all major currencies, but was rebounding in the later stages of the period. The U.S. currency slipped 0.6% against the euro, 1.0% against the yen and a more substantial 3.75% against the pound.

Interest rate issues were never far from the minds of investors in all markets. Commentators on investment grade U.S. fixed income securities were confounded by the flattening of the Treasury yield curve. Four times during the half year the Federal Open Market Committee (“FOMC”) raised the Federal Funds rate by 0.25% to 2.75%, making seven increases since last June. More increases to come were signaled. Yet the yield on the ten-year Treasury continued to fall into February, with a disappointing jobs report as catalyst. On February 9, the ten-year Treasury yield reached its low point of 3.98%. Even Chairman Greenspan confessed his own bafflement at this “conundrum”, unnerving many investors with his apparent displeasure. This and other shocks sent ten-year Treasury yields back up to their semi-annual peak of 4.62% on March 28, but it was short lived. In the weeks that followed, evidence of slowing activity and firming inflation mounted. Barely two months after Greenspan’s “conundrum” speech, the conundrum was back. For the half-year the yield on 10-year Treasury Notes rose just 0.017% to 4.20%, while yeilds on 13-week Treasury Bills soared 0.097% to 2.84%, reflecting FOMC action. The return on the broader Lehman Brothers Aggregate Bond Index(2) was 0.98%. In such an environment high yield bonds could not be expected to thrive. The Lehman Brothers High Yield Bond Index(3) barely broke even, returning 0.08%.

The U.S. equities market in the form of the Standard & Poor’s (“S&P”) 500 Index(4), added 3.3% including dividends. At this point the market was trading at a price to earnings (“P/E”) level of about 15 1/2 times earnings for the current fiscal year. The market advanced strongly in the last two months of 2004, powered by the clear presidential result, retreating oil prices after the October record and a bullish November employment report. By January, this was being seen as overly optimistic and stocks fell back. But encouraging elections in Iraq and an upsurge in merger and acquisition activity somewhat relieved the gloom. This was followed through in February as fourth quarter 2004 corporate earnings showed average growth above 20%. A better than expected employment report on March 4th propelled the S&P 500 Index to its best close of the half year the next day. But the sell off from this high to the end of April was swift as fears of slowing growth, rising inflation, and slumping consumer confidence sent the market to its 2004 low point in mid-April.

Japan equities firmed 4.8% in dollars, based on the MSCI Japan Index(5) plus net dividends and were trading on average at about 16.2 times current fiscal year earnings. The headline of the half-year was undoubtedly that Japan was in recession again for the fourth time in 13 years, with Gross Domestic Product (“GDP”) falling in the middle two quarters of 2004. This, plus the worst deflation figure in 20 months, slumping consumer spending and industrial production undermined confidence. The International Monetary Fund downgraded Japan’s forecast GDP growth to just 0.8% for 2005. In addition, investors were rattled by political tension with China, now Japan’s largest trading partner. Some hopeful signs, however, powered the market higher. While GDP fell, it was still 2.6% higher in 2004 than in 2003. Market valuations are comparable to the U.S. and earnings may grow faster. In short, downbeat economic headlines may not rule out opportunities at the company level.

European ex UK markets jumped 9.2% in dollars during the reporting period, according to the MSCI Europe ex UK Index(6) in dollars including net dividends, repeatedly breaching levels last seen in mid-2002, before drifting down at the end. Markets in this region were trading on average at about 12.6 times earnings for the current fiscal year. As in Japan, the main economic news was disappointing. The number of people unemployed in Germany reached about five million and in France the rate matched an all time high of 10.1%. Eurozone GDP only rose by 0.2% in the last quarter of 2004. This and surging oil prices weighed on business and consumer confidence. However (as in Japan), prospects look better at the company level. The strong euro has forced corporations to become more profitable. European markets currently offer earnings growth similar to the U.S., but at a discount.

The UK market gained 10.3% in dollars, based on the MSCI UK Index(7) including net dividends. Like the rest of Europe, the UK market repeatedly reached the highest levels since mid-2002. Unlike the rest of Europe, the economy has been growing quite well,

2

MARKET PERSPECTIVE: SIX MONTHS ENDED APRIL 30, 2005

3.1% in 2004, with very low unemployment at 4.8%. The main task for the monetary authorities has been to cool booming housing prices and consumer demand. Five interest rate increases to 4.75% seem to have worked. A major mortgage lender announced in March that house prices had registered their biggest monthly drop in nearly ten years. By April, manufacturing production and retail sales were slipping, factory orders plunged to a two-year low and first quarter GDP growth slowed to 0.6%. The cycle of interest rate increases in the UK may now be at its end.

(1) The MSCI World Index is an unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.

(2) The Lehman Brothers Aggregate Bond Index is a widely recognized, unmanaged index of publicly issued investment grade U.S. Government Securities, mortgage-backed, asset-backed and corporate debt securities.

(3) The Lehman Brothers High Yield Bond Index is an unmanaged index that measures the performance of fixed-income securities generally representative of corporate bonds rated below investment-grade.

(4) The Standard & Poor’s 500 Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

(5) The MSCI Japan Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.

(6) The MSCI Europe ex UK Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.

(7) The MSCI UK Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.

All indices are unmanaged and investors cannot invest directly in an index.

Past performance does not guarantee future results. The performance quoted represents past performance. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Funds’ performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.ingfunds.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of the Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

3

ING GLOBAL VALUE CHOICE FUND	PORTFOLIO MANAGERS’ REPORT

Country Allocation*

as of April 30, 2005

(as a percent of net assets)

* Excludes other assets and liabilities of 1.0% of net assets.

Portfolio holdings are subject to change daily.

The ING Global Value Choice Fund (formerly, ING Worldwide Growth Fund, the “Fund”) seeks long-term capital appreciation. The Fund is managed by Paul Hechmer, Gregg Tenser, CFA and Mark Morris, CFA, each a Senior Vice President and Portfolio Manager and Jon Bosse, CFA, Chief Investment Officer, NWQ Investment Management Company, LLC — the Sub-Adviser*.

Performance: For the six months ended April 30, 2005, the Fund’s Class Q shares provided a total return of 4.78% compared to the Morgan Stanley Capital International (“MSCI”) World Index(4), which returned 5.97% for the same period.

Portfolio Specifics: For the period November 1, 2004, through January 31, 2005, Global markets advanced strongly in November and December following a decisive outcome of the U.S. election and lower oil prices after a record high in October. A resumed rise in oil prices and escalating concerns that global growth was slowing resulted in soft markets in January. After a sharp decline against the major currencies in November and December, the dollar rallied in January. In the U.S., the consumer staples and utility sectors were especially strong in the reporting period, while the telecommunication services and information technology sectors were relatively weak. Internationally, strength was concentrated in the industrials, consumer staples, materials, and financial sectors, with information technology and health care stocks performing relatively poorly. The developed Asia (ex-Japan) and European markets were strongest.

The domestic equity portion of the Fund outperformed the U.S. component of the benchmark as a result of strong stock selection results in the industrials, financial, and health care sectors. Performance in the energy sector detracted somewhat from results. At the security level, health care holdings Wellpoint Health Networks and Barr Pharmaceuticals contributed significantly, as did Oshkosh Truck and Alliant Techsystems in the industrials sector. In the international portion of the Fund, selection results in the materials sector were primarily responsible for the underperformance as well as poor stock selection in general. Strong contributions were recorded in the health care sector. At the security level, Singaporean real estate developer CapitaLand, British insurer Legal & General, and UK-based Imperial Tobacco Group were among the strongest contributors. Placer Dome (Canada), French semiconductor producer ST Microelectronics, and Japanese drug company Chugai Pharmaceutical were some of the worst performers. Securities previously discussed are not held by the Fund as of April 30, 2005.

Since assuming sub-advisory management of the Fund effective February 1, 2005, the Fund outperformed the benchmark, although still posting negative returns as strong returns in February were more than offset by weakness in the following two months. The U.S. Federal Reserves’ 25 basis point interest rate hike on February 22 precipitated the fall, while growing concerns about the likelihood of a global economic slowdown exacerbated it. On a relative basis, the Fund was aided by strong absolute performance in the energy and industrials area of the market. The Fund also benefited from holding Metso Oyj, a Finnish machinery company, which appreciated significantly in the period. Regionally, stocks in the U.S. bolstered relative performance. In particular, Aetna, Inc. in the healthcare sector and Kerr-Mcgee Corp. in the energy sector were strong performers as was Suncor Energy, Inc. in Canada. Offsetting some of these gains were an underweight in the healthcare sector and declines in the financials sector.

Current Strategy and Outlook: We continue to feel that value opportunities still exist and that these opportunities are finely balanced between both domestic and international companies. The Fund maintains a high exposure to the materials sector, where we believe that absolute value opportunities still exist, primarily in the international space, through a broad range of commodity companies. We are also finding opportunities in many fixed line telecommunications companies based across the globe. Conversely, we are struggling to find names in the healthcare sector and international financial companies, which fit our criteria of quality companies trading at compelling valuations. From a regional perspective, we maintain a full weight in the U.S., although more opportunities are presenting themselves overseas than domestically and internationally we have an overweight to Japan while being underweight in Europe.

Top Ten Industries
as of April 30, 2005
(as a percent of net assets)

Telecommunications	9.8%
Diversified Financial Services	9.3%
Oil and Gas	9.1%
Mining	8.1%
Aerospace/Defense	5.4%
Insurance	4.4%
Food	4.3%
Electric	4.3%
Software	3.6%
Media	3.0%

Portfolio holdings are subject to change daily.

*Effective February 1, 2005, NWQ Investment Management Company, LLC became sub-adviser to ING Global Value Choice Fund. Prior to February 1, 2005, the Fund was sub-advised by ING Investment Management Co. The views expressed are those of the specific sub-adviser with respect to the period of time discussed.

4

PORTFOLIO MANAGERS’ REPORT	ING GLOBAL VALUE CHOICE FUND

Average Annual Total Returns for the Periods Ended April 30, 2005

	1 Year	5 Year	Since Inception of Class Q August 31, 1995

Class Q	6.85%	(9.75)%	7.51%
MSCI World Index(1)	10.94%	(2.03)%	7.18	%(2)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Global Value Choice Fund against the Index or Indices indicated. An Index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund’s performance is shown both with and without the imposition of sales charges.

The performance table does not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

Total returns reflect that the Investment Manager may have waived or recouped fees and expenses otherwise payable by the Fund.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)              The MSCI World Index is an unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.

(2)              Since inception performance for index is shown from September 1, 1995.

5

ING EMERGING COUNTRIES FUND	PORTFOLIO MANAGERS’ REPORT

Country Allocation*

as of April 30, 2005

(as a percent of net assets)

* Excludes other assets and liabilities of -5.5% of net assets and 9.9%
of net assets for short-term investments related to securities lending.

Portfolio holdings are subject to change daily.

The ING Emerging Countries Fund (the “Fund”) seeks maximum long-term capital appreciation. The Fund is managed by Brandes Investment Partners, L.P. — the Sub-Adviser*. Brandes’ Emerging Markets Investment Committee is responsible for making day-to-day investment decisions for the Fund.

Performance: For the six months ended April 30, 2005, the Fund’s Class Q shares provided a total return of 11.44% compared to the Morgan Stanley Capital International (“MSCI”) Emerging Markets (“EM”) Index(5), which returned 13.63% for the same period.

Portfolio Specifics: During the first four months of the reporting period the Fund slightly underperformed its benchmark (22.48% versus 24.81%). Emerging Markets finished the calendar year 2004 on a strong note (up 9.3% in November and 4.8% in December, ending the full calendar year up 26%). This rally coincided with the strong post-election rally in the U.S. equity markets. At the end of November an important rebalancing of the MSCI EM Index took place. Taiwan’s Limited Investibility Factor (LIF) was raised from 0.55 to 0.75, taking the MSCI Taiwan weight up from approximately 10% to 14%. In January, Emerging Markets were basically flat but surged 8.7% in February. The main elements of underperformance over the four-month period were stock selection among financials and in Turkish stocks, as well as the opportunity loss from maintaining a cash balance in a strong market.

For the period from March 1, 2005 through April 30, 2005, declines for holdings in Brazil and South Korea weighed on the Fund’s results. Positions registering declines included Telesp Celular Participacoes SA (Brazil) and LG Chemicals Ltd. (South Korea). Other holdings posting declines included Yageo Corp. (Taiwan) and Manila Electric Co. (Philippines).

On an industry basis, declines for positions in commercial banking and diversified telecom services had the most substantial impact on performance.

At March 1, 2005, we established a wide range of positions at prices that we consider attractive.

As of April 30, 2005, the Fund’s most substantial country weighting was in South Korea. On an industry basis, the Fund’s largest exposure was in telecommunications.

Current Strategy and Outlook: Our investment philosophy continues to focus on fundamental company analysis with a long-term perspective. In all market environments, we search for and hold stocks that are trading at discounts to our estimates of their fair values. We believe this strategy may provide patient investors with favorable results.

Keep in mind that the Fund’s weightings for countries and industries are not the product of “top-down” forecasts or opinions regarding interest rates, economic growth, or other macroeconomic variables. Instead, these weightings stem from our company-by-company search for compelling investment opportunities in emerging markets.

Top Ten Industries
as of April 30, 2005
(as a percent of net assets)

Telephone-Integrated	16.3%
Banks	13.8%
Cellular Telecommunications	12.5%
Electric	8.2%
Chemicals	4.6%
Beverages	4.4%
Oil and Gas	3.7%
Auto Manufacturers	3.0%
Telecommunications	3.0%
Agriculture	2.7%

Portfolio holdings are subject to change daily.

*Effective March 1, 2005, Brandes Investment Partners, L.P. became sub-adviser to ING Emerging Countries Fund. Prior to March 1, 2005, the Fund was sub-advised by ING Investment Management Advisors B.V. The views expressed are those of the specific sub-adviser with respect to the period of time discussed.

6

PORTFOLIO MANAGERS’ REPORT	ING EMERGING COUNTRIES FUND

Average Annual Total Returns for the Periods Ended April 30, 2005

	1 Year	5 Year	Since Inception of Class Q August 31, 1995

Class Q	18.36%	1.70%	6.48%
MSCI EM Index(1)	24.04%	6.05%	3.71	%(2)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Emerging Countries Fund against the Index or Indices indicated. An Index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund’s performance is shown both with and without the imposition of sales charges.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

Total returns reflect that the Investment Manager may have waived or recouped fees and expenses otherwise payable by the Fund.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)              The MSCI EM Index is an unmanaged index that measures the performance of securities listed on exchanges in developing nations throughout the world.

(2)              Since inception performance for index is shown from September 1, 1995.

7

ING FOREIGN FUND	PORTFOLIO MANAGERS’ REPORT

Country Allocation*

as of April 30, 2005

(as a percent of net assets)

* Excludes other assets and liabilities of 7.5% of net assets and

1.0% of net assets for short-term investments related to securities lending.

Portfolio holdings are subject to change daily.

The ING Foreign Fund (the “Fund”) seeks long-term growth of capital. The Fund is managed by Rudolph-Riad Younes, CFA, Senior Vice President and Head of International Equity and Richard Pell, Senior Vice President and Chief Investment Officer, Julius Baer Investment Management, LLC — the Sub-Adviser.

Performance: For the six months ended April 30, 2005, the Fund’s Class Q shares provided a total return of 7.66% compared to the Morgan Stanley Capital International Europe, Australasia and Far East (“MSCI EAFE”) Index(4), which returned 8.95% for the same period.

Portfolio Specifics: During the period, there were several factors, which detracted from results relative to the Index. Within the Japanese equity market, positions held in Japanese financials were disappointing. We have been building positions there in anticipation of margin improvements as restructuring continues. However, concerns over the outlook for the Japanese economy undermined stocks over the period. Forward foreign exchange positions into the Japanese Yen also detracted from results. An underweight to basic materials at a time when commodity prices were pushed higher by hedge funds and other speculators impacted our results. Stock selection within this sector also negatively impacted performance, particularly shares of BHP Billiton Ltd. and Newcrest Mining Ltd., both of which underperformed the Index over the period. Cash equivalents denominated in Euros underperformed the Index as did our holding in SNP Petrom SA in Romania. Stock selection within the consumer discretionary sector underperformed the Index amid an environment where European indicators have been hinting at a slowdown for several months. The average cash holding of approximately 3.8% also significantly detracted from performance.

Our underweight within information technology had a positive impact on performance. We have long had concerns over this sector from a valuation perspective amid an environment of slowing earnings momentum and a change in accounting standards related to stock options. Stock selection within health care was also positive. We have recently been increasing our weighting to European health care stocks, which we believe are attractively valued following a long period of relative underperformance. Within financial services, several positions held in the emerging European markets were strong performers. Specifically, Sberbank RF Russia, Turkiye Garanti Bankasi AS, OTP Bank Rt. and Turkiye IS Bankasi AS were positive contributors. Our overweight to energy supported the strategy. We observe that production growth has failed to keep up with demand. Existing oil fields are depleted while reserve replacement has been weak. Median production growth in 2004 was negative 3.8% while consumption was up last year by 3.4%. We anticipate that supply-demand imbalances will keep oil prices high with further pressure on prices coming from China and India.

Current Strategy and Outlook: We expect that international equity markets will remain under pressure given relatively high valuations, even after recent declines, and uncertainty over the direction of economic growth and interest rates. We remain defensively positioned and focused on stocks of companies with strong cash flow and balance sheets, which we believe will be more resilient in the difficult business environment that seems to lie ahead. Within emerging markets, we continue to focus on Eastern and Central Europe. Interest in this region has been driven by expectations of increasing integration with Western Europe. However, in the run-up to a May 29th referendum in France on the proposed European Constitution, hostility to further European expansion has become a rallying issue for anti-EU factions. It is far from clear how this will ultimately impact these economies. We continue to view the emerging European countries as having attractive fundamentals and so are retaining our positions in these markets.

Top Ten Industries
as of April 30, 2005
(as a percent of net assets)

Banks	23.5%
Oil and Gas	9.9%
Telecommunications	6.4%
Pharmaceuticals	5.5%
Food	4.1%
Engineering and Construction	3.5%
Mining	3.5%
Media	2.6%
Electric	2.4%
Diversified Financial Service	2.3%

Portfolio holdings are subject to change daily.

8

PORTFOLIO MANAGERS’ REPORT	ING FOREIGN FUND

Average Annual Total Returns for the Periods Ended April 30, 2005

	1 Year	Since Inception of Class I September 10, 2003		Since Inception of Class Q July 11, 2003
Class I	14.49%	16.44%		—
Class Q	14.10%	—		17.37%
MSCI EAFE Index(1)	15.42%	3.59	%(2)	24.45	%(3)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Foreign Fund against the Index or Indices indicated. An Index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund’s performance is shown both with and without the imposition of sales charges.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

Total returns reflect that the Investment Manager may have waived or recouped fees and expenses otherwise payable by the Fund.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)              The MSCI EAFE Index is an unmanaged index that measures the performance of securities listed on exchanges in Europe, Australasia and the Far East.

(2)              Since inception performance for index is shown from September 1, 2003.

(3)              Since inception performance for index is shown from July 1, 2003.

9

ING INTERNATIONAL FUND	PORTFOLIO MANAGERS’ REPORT

Country Allocation*

as of April 30, 2005

(as a percent of net assets)

* Excludes other assets and liabilities of 0.3% of net assets.

Portfolio holdings are subject to change daily.

The ING International Fund (the “Fund”) seeks long-term growth of capital through investment in equity securities and equity equivalents of companies outside of the U.S. The Fund is managed by a team of investment professionals led by Richard T. Saler and Philip A. Schwartz, CFA, each a Senior Portfolio Manager, ING Investment Management Co. — the Sub-Adviser.

Performance: For the six months ended April 30, 2005, the Fund’s Class Q shares provided a total return of 5.50% compared to the Morgan Stanley Capital International Europe, Australasia and Far East (“MSCI EAFE”) Index(4), which returned 8.95% for the same period.

Portfolio Specifics: We maintained a defensive position for the six-month reporting period, which initially proved to be a drag on performance as markets continued to prefer cyclically sensitive and lesser quality stocks. For the past few months, however, mounting concerns over economic growth rates and sustained high oil prices are being reflected in a move to more defensive stocks and sectors. Consequently, the bulk of the underperformance was recorded in the fist half of the period under review.

Stock selection results were disappointing in Developed Asia ex-Japan, emerging markets and North America, and neutral in Japan and Europe. Excluding the negative impact of the residual cash holding in a rising market, sector allocation added value, especially by underweighting the relatively weak consumer discretionary and information technology sectors. Within the sectors, performance in the financial, materials, and consumer staples sectors detracted significantly from the Fund’s return, while positive results in the telecommunication services and consumer discretionary sectors partly offset this.

At the security level, the largest detractor was Canadian gold producer Placer Dome, Inc. in a poorly performing gold market. Aluminum Corp. of China Ltd. was impacted by the weakness in the materials sector in the latter part of the review period. ST Microelectronics NV was hurt in a vulnerable semiconductor market, and Barco NV, which had disappointing earnings, impacted the result in technology. A significant positive contribution was made by our position in Deutsche Boerse AG, a leading player in the consolidation of European stock exchanges. Singaporean real estate developer CapitaLand (previously held) and TDC A/S (the major telecom services provider in Denmark) were among the other stocks contributing positively.

Current Strategy and Outlook: The deceleration in international economic growth is starting to be reflected in reduced earnings growth rate estimates for 2005. Continued cost reductions in both Europe and Japan should, however, offset some of the negative impact of declining revenue growth. On the positive side, under this scenario, the pressure on inflation and interest rates may be relatively contained.

The market is, however, starting to rotate into more defensive sectors and stocks with a relatively high and visible cash flow profile. Our analysis indicates that these stocks are still commanding almost no premium compared to the market and their more cyclically sensitive peers, and our portfolio is positioned accordingly. We are modestly overweight Japan and underweight Europe, and maintain a small exposure to selected emerging markets opportunities. The Fund is underweight consumer discretionary, industrial, materials, and financial sectors, with an emphasis on consumer staples, health care, utility and telecommunication services stocks.

Top Ten Industries
as of April 30, 2005
(as a percent of net assets)

Banks	13.5%
Pharmaceuticals	10.0%
Telecommunications	8.4%
Electric	8.1%
Oil and Gas	7.9%
Food	6.9%
Diversified Financial Services	4.7%
Insurance	4.6%
Agriculture	3.4%
Miscellaneous Manufacturing	2.1%

Portfolio holdings are subject to change daily.

10

PORTFOLIO MANAGERS’ REPORT	ING INTERNATIONAL FUND

Average Annual Total Returns for the Periods Ended April 30, 2005

	1 Year	Since Inception of Class I January 15, 2002		Since Inception of Class Q February 26, 2001
Class I	11.57%	7.36%		—
Class Q	11.22%	—		1.09%
MSCI EAFE Index(1)	15.42%	10.23	%(2)	4.03	%(3)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING International Fund against the Index or Indices indicated. An Index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund’s performance is shown both with and without the imposition of sales charges.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

Total returns reflect that the Investment Manager may have waived or recouped fees and expenses otherwise payable by the Fund.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)              The MSCI EAFE Index is an unmanaged index that measures the performance of securities listed on exchanges in markets in Europe, Australasia and the Far East.

(2)              Since inception performance for the index is shown from January 1, 2002.

(3)              Since inception performance for the index is shown from March 1, 2001.

11

ING INTERNATIONAL SMALLCAP FUND	PORTFOLIO MANAGERS’ REPORT

Country Allocation*

as of April 30, 2005

(as a percent of net assets)

* Excludes other assets and liabilities of -7.7% of net assets and 8.4%

of net assets for short-term investments related to securities lending.

Portfolio holdings are subject to change daily.

The ING International SmallCap Fund (formerly, ING International SmallCap Growth Fund, the “Fund”) seeks maximum long-term capital appreciation. The Portfolio is managed by John Chisholm, CFA, Executive Vice President and Co-Chief Investment Officer and Matthew Cohen, CFA, Senior Vice President and Portfolio Manager, Acadian Asset Management, Inc. - the Sub-Adviser*.

Performance: For the six months ended April 30, 2004, the Fund’s Class Q shares provided a total return of 11.84% compared to the Morgan Stanley Capital International Europe, Australasia and Far East (“MSCI EAFE”) SmallCap Index(4) and the Standard & Poor’s/Citigroup Europe, Pacific, Asia Composite/Extended Market Index (“S&P/Citigroup EPAC/EMI”)(6), which returned 15.48% and 14.06%, respectively, for the same period.

Portfolio Specifics: The MSCI EAFE SmallCap Index posted solid gains in the four months ending February 28, 2005, up 20.2%. International equity markets extended November’s gains into December and capped 2004 with robust performance across the board, despite an uncertain environment characterized by rising interest rates, higher oil prices and the ongoing war in Iraq. In the final weeks of 2004, trading volume was thin as investors geared up for the holidays, but the markets reacted favorably to easing oil prices, increased merger activity and rosy outlooks from such industry leaders as Intel Corp. and General Electric Co. The Fund benefitted from overweights in Europe and Canada, but an overweight in Korea detracted from performance. Stock selection was strong in Europe, but was weak in the UK and Japan.

For the period from March 1, 2005, through April 30, 2005, the portfolio underperformed the MSCI EAFE SmallCap Index by approximately 2.6%. This was mostly the result of country allocations, though stock selection also detracted slightly from return.

Looking at country allocations in detail, there was quite significant underperformance from the underweighting in Japan and the overweighting in Canada. These weights were driven mainly by bottom-up stock selection, but based on the characteristics of the stocks in each market, Japan had appeared to be an expensive market and Canada a well-valued one with good earnings potential. Over the two-month period, however, small stocks in Japan rallied while those in Canada trailed the overall index.

The opportunistic allocation to certain emerging markets, including Turkey, China and Korea, also detracted from return. These markets appeared, and continue to appear, very attractive, but this period saw a flight to perceived “quality,” especially away from stocks with leverage on global growth, energy, and trade. Emerging markets were particularly affected by this environment.

Partly offsetting the above results, the Fund saw some positive return from several other country positions, including its overweighting in Denmark and the underweightings in Norway, Ireland and New Zealand. Overall, however, country positions detracted a net of 2.4% of active return.

In terms of stock selection, it was a challenging environment for a value approach in March and April, as the top-ranked companies in terms of attractiveness on price to earnings underperformed. Markets also saw unusually high volatility, which intensified performance effects. Markets where stock selection detracted from return included the United Kingdom, Canada and Japan, where such holdings as Pendragon, Algoma Steel and Nissan Diesel underperformed the benchmark index. Stock selection saw the most underperformance in the services and staples sectors.

The Fund’s negative stock selection return was partly offset by successful stock selection in such markets as Germany, Spain, the Netherlands and Greece. Several service and technology stocks performed well, including Getronics and Ace Aviation.

Current Strategy and Outlook: Acadian pursues a quantitative investment strategy and does not formulate an economic outlook. Currently, France and Germany along with several smaller European markets such as Spain, Denmark and Switzerland are among the most positively weighted European markets. The United Kingdom, Sweden and Belgium are underweighted. We are also underweighting Japan. The Fund maintains its active allocation to Canada and also several emerging markets including Korea, Turkey and China.

The forecasts for the markets we expect to do well are being largely driven by the energy sector, where both valuation and earnings still appear very attractive, as well as the materials sector, which continues to be profitable in the current environment of high demand and rising prices. Technology appears to have a lackluster forecast in most markets, as consumer spending remains subdued. As we look at growth versus value factors in EAFE markets, we expect the recent moderate shift towards growth to continue in the short-term. However, several factors still favor value, particularly earnings/price ratio and, more notably, style momentum.

Top Ten Industries
as of April 30, 2005
(as a percent of net assets)

Retail	8.8%
Iron/Steel	6.2%
Transportation	6.2%
Diversified Financial Services	4.1%
Media	4.1%
Oil and Gas	4.0%
Real Estate	3.9%
Banks	3.7%
Food	3.6%
Insurance	3.4%

Portfolio holdings are subject to change daily.

*Effective March 1, 2005, Acadian Asset Management became sub-adviser to ING International SmallCap Fund. Prior to March 1, 2005, the Fund was sub-advised by Nicholas-Applegate Capital Management. The views expressed are those of the specific sub-adviser with respect to the period of time discussed.

12

PORTFOLIO MANAGERS’ REPORT	ING INTERNATIONAL SMALLCAP FUND

Average Annual Total Returns for the Periods Ended April 30, 2005

	1 Year	5 Year	Since Inception of Class Q August 31, 1995
Class Q	17.03%	(2.56)%	14.31%
MSCI EAFE SmallCap Index(1)	22.67%	9.96%	4.15	%(3)
S&P/Citigroup EPAC/EMI(2)	21.36%	7.40%	6.71	%(3)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING International SmallCap Fund against the Index or Indices indicated. An Index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund’s performance is shown both with and without the imposition of sales charges.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

Total returns reflect that the Investment Manager may have waived or recouped fees and expenses otherwise payable by the Fund. Total returns would have been lower had there been no waiver to the Fund.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)              The MSCI EAFE SmallCap Index is an unmanaged, market-weighted index that represents the smallcap segments in 21 developed equity markets outside of North America, which more closely tracks the types of securities in which the Fund invests than the S&P/Citigroup EPAC/EMI Index.

(2)              The S&P/Citigroup EPAC/EMI is an unmanaged index that measures the performance of securities of smaller-capitalization companies in 22 countries excluding the U.S. and Canada.

(3)              Since inception performance for index is shown from September 1, 1995.

13

ING INTERNATIONAL VALUE FUND	PORTFOLIO MANAGERS’ REPORT

Country Allocation*

as of April 30, 2005

(as a percent of net assets)

* Excludes other assets and liabilities of 0.6% of net assets and 0.8%

of net assets for short-term investments related to securities lending.

Portfolio holdings are subject to change daily.

The ING International Value Fund (the “Fund”) seeks long-term capital appreciation. The Fund is managed by Brandes Investment Partners, L.P., — the Sub-Adviser. Brandes’ Large Cap Investment Committee is responsible for making the day-to-day investment decisions for the Fund.

Performance: For the six months ended April 30, 2005, the Fund’s Class Q shares provided a total return of 5.80% compared to the Morgan Stanley Capital International Europe, Australasia and Far East (“MSCI EAFE”) Index(4), which returned 8.95% for the same period.

Portfolio Specifics: Gains for holdings in the United Kingdom and Japan helped drive the Fund’s performance, however, the Fund underperformed the benchmark. Top performers from these countries included Imperial Chemical Industries PLC (United Kingdom), GlaxoSmithKline PLC (United Kingdom), and Japan Tobacco, Inc. (Japan).

On an industry basis, advances for positions in diversified telecom services, tobacco, and pharmaceuticals made the most substantial contributions to gains.

During the period, we sold holdings such as Petroleo Brasileiro (Brazil), Cemex (Mexico), and Michelin (France) as their market prices approached our estimates of their fair values. We purchased shares of companies such as Sanofi-Aventis (France), Daimler Chrysler AG (Germany), and Aegon NV (Netherlands) at prices that we consider attractive.

Current Strategy and Outlook: Our investment philosophy continues to focus on fundamental company analysis with a long-term perspective. In all market environments, we search for and hold stocks that are trading at discounts to our estimates of their fair values. We believe this strategy may provide patient investors with favorable results.

As of April 30, 2005, the Fund’s most substantial country weighting was in Japan. On an industry basis, the Fund’s largest exposure was in diversified telecom services.

Keep in mind that the Fund’s weightings for countries and industries are not the product of “top-down” forecasts or opinions regarding interest rates, economic growth, or other macroeconomic variables. Instead, these weightings stem from our company-by-company search for compelling investment opportunities in markets around the world.

Top Ten Industries
as of April 30, 2005
(as a percent of net assets)

Telecommunications	21.7%
Banks	15.0%
Food	14.1%
Insurance	9.0%
Pharmaceuticals	8.6%
Electric	4.4%
Auto Manufacturers	3.3%
Aerospace/Defense	2.8%
Chemicals	2.5%
Miscellaneous Manufacturing	2.5%

Portfolio holdings are subject to change daily.

14

PORTFOLIO MANAGERS’ REPORT	ING INTERNATIONAL VALUE FUND

Average Annual Total Returns for the Periods Ended April 30, 2005
	1 Year	5 Year	Since Inception of Class I June 18, 2001		Since Inception of Class Q January 24, 2000
Class I	14.08%	—	8.82%		—
Class Q	13.72%	6.57%	—		6.10%
MSCI EAFE Index(1)	15.42%	(0.19)%	6.51	%(2)	0.03	%(3)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING International Value Fund against the Index or Indices indicated. An Index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund’s performance is shown both with and without the imposition of sales charges.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

Total returns reflect that the Investment Manager may have waived or recouped fees and expenses otherwise payable by the Fund.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)              The MSCI EAFE Index is an unmanaged index that measures the performance of securities listed on exchanges in markets in Europe, Australasia and the Far East.

(2)              Since inception performance for index is shown from July 1, 2001.

(3)              Since inception performance for index is shown from February 1, 2000.

15

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution [and/or service] (12b–1) fees; and other Fund expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2004 to April 30, 2005.

Actual Expenses

The first section of the table shown, “Actual Fund Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second section of the table shown, “Hypothetical 5% Return,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the hypothetical lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

ING Global Value Choice Fund	Beginning Account Value November 1, 2004	Ending Account Value April 30, 2005	Annualized Expense Ratio	Expenses Paid During the Six Months Ended April 30, 2005*
Actual Fund Return
Class Q	$1,000.00	$1,047.80	1.56%	$7.92
Hypothetical (5% return before expenses)
Class Q	$1,000.00	$1,017.06	1.56%	$7.80

  *           Expenses are equal to each Fund’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

16

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED) (CONTINUED)

ING Emerging Countries Fund	Beginning Account Value November 1, 2004	Ending Account Value April 30, 2005	Annualized Expense Ratio	Expenses Paid During the Six Months Ended April 30, 2005*
Actual Fund Return
Class Q	$1,000.00	$1,114.40	1.85%	$9.70
Hypothetical (5% return before expenses)
Class Q	$1,000.00	$1,015.62	1.85%	$9.25

ING Foreign Fund	Beginning Account Value November 1, 2004	Ending Account Value April 30, 2005	Annualized Expense Ratio	Expenses Paid During the Six Months Ended April 30, 2005*
Actual Fund Return
Class I	$1,000.00	$1,078.70	1.32%	$6.80
Class Q	1,000.00	1,076.60	1.67	8.60
Hypothetical (5% return before expenses)
Class I	$1,000.00	$1,018.25	1.32%	$6.61
Class Q	1,000.00	1,016.51	1.67	8.35

ING International Fund	Beginning Account Value November 1, 2004	Ending Account Value April 30, 2005	Annualized Expense Ratio	Expenses Paid During the Six Months Ended April 30, 2005*
Actual Fund Return
Class I	$1,000.00	$1,056.20	1.26%	$6.42
Class Q	1,000.00	1,055.00	1.51	7.69
Hypothetical (5% return before expenses)
Class I	$1,000.00	$1,018.55	1.26%	$6.31
Class Q	1,000.00	1,017.31	1.51	7.55

  *           Expenses are equal to each Fund’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

17

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED) (CONTINUED)

ING International SmallCap Fund	Beginning Account Value November 1, 2004	Ending Account Value April 30, 2005	Annualized Expense Ratio	Expenses Paid During the Six Months Ended April 30, 2005*
Actual Fund Return
Class Q	$1,000.00	$1,118.40	1.50%	$7.88
Hypothetical (5% return before expenses)
Class Q	$1,000.00	$1,017.36	1.50%	$7.50

ING International Value Fund	Beginning Account Value November 1, 2004	Ending Account Value April 30, 2005	Annualized Expense Ratio	Expenses Paid During the Six Months Ended April 30, 2005*
Actual Fund Return
Class I	$1,000.00	$1,059.40	1.24%	$6.33
Class Q	1,000.00	1,058.00	1.49	7.60
Hypothetical (5% return before expenses)
Class I	$1,000.00	$1,018.65	1.24%	$6.21
Class Q	1,000.00	1,017.41	1.49	7.45

  *           Expenses are equal to each Fund’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

18

STATEMENTS OF ASSETS AND LIABILITIES AS OF APRIL 30, 2005 (UNAUDITED)

	ING Global Value Choice Fund	ING Emerging Countries Fund	ING Foreign Fund
ASSETS:
Investments in securities at value+*	$103,620,140	$102,941,504	$172,407,323
Short-term investments at amortized cost	—	10,697,583	1,780,430
Cash	898,434	1,426,895	9,329,034
Foreign currencies at value**	123,682	2,799,836	5,898,967
Receivables:
Investment securities sold	—	—	812,600
Fund shares sold	39,495	422,758	918,278
Dividends and interest	299,831	514,045	488,662
Prepaid expenses	36,047	34,230	46,673
Reimbursement due from manager	15,059	—	—
Total assets	105,032,688	118,836,851	191,681,967
LIABILITIES:
Payable for investment securities purchased	—	—	945,768
Payable for fund shares redeemed	102,399	67,699	178,105
Payable upon receipt of securities loaned	—	10,697,583	1,780,430
Payable to affiliates	158,481	158,796	264,481
Payable for trustee fees	42,578	83,216	1,132
Other accrued expenses and liabilities	103,469	138,786	133,390
Total liabilities	406,927	11,146,080	3,303,306
NET ASSETS	$104,625,761	$107,690,771	$188,378,661
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$299,395,186	$174,299,215	$172,901,099
Undistributed net investment income	154,512	120,311	138,994
Accumulated net realized loss on investments and foreign currency related transactions	(193,880,685)	(67,618,956)	(40,216)
Net unrealized appreciation (depreciation) on investments and foreign currency related transactions	(1,043,252)	890,201	15,378,784
NET ASSETS	$104,625,761	$107,690,771	$188,378,661

+	Including securities loaned at value	$—	$10,301,876	$1,726,452
*	Cost of investments in securities	$104,674,085	$102,327,729	$157,064,366
**	Cost of foreign currencies	$123,629	$2,519,048	$6,086,730

See Accompanying Notes to Financial Statements

19

STATEMENTS OF ASSETS AND LIABILITIES AS OF APRIL 30, 2005 (UNAUDITED) (CONTINUED)

	ING Global Value Choice Fund	ING Emerging Countries Fund	ING Foreign Fund
Class A:
Net Assets	$43,071,493	$71,171,721	$101,271,124
Shares authorized	unlimited	unlimited	unlimited
Par value	$0.00	$0.00	$0.00
Shares outstanding	2,579,315	3,296,495	7,601,738
Net asset value and redemption price per share	$16.70	$21.59	$13.32
Maximum offering price per share (5.75%)(1)	$17.72	$22.91	$13.98
Class B:
Net Assets	$25,200,151	$13,024,166	$18,197,268
Shares authorized	unlimited	unlimited	unlimited
Par value	$0.00	$0.00	$0.00
Shares outstanding	1,388,983	612,120	1,383,536
Net asset value and redemption price per share(2)	$18.14	$21.28	$13.15
Maximum offering price per share	$18.14	$21.28	$13.15
Class C:
Net Assets	$32,371,485	$11,837,483	$65,042,526
Shares authorized	unlimited	unlimited	unlimited
Par value	$0.00	$0.00	$0.00
Shares outstanding	2,005,088	584,738	4,937,967
Net asset value and redemption price per share(2)	$16.14	$20.24	$13.17
Maximum offering price per share	$16.14	$20.24	$13.17
Class M:
Net Assets	n/a	$1,158,483	n/a
Shares authorized	n/a	unlimited	n/a
Par value	n/a	$0.00	n/a
Shares outstanding	n/a	54,442	n/a
Net asset value and redemption price per share	n/a	$21.28	n/a
Maximum offering price per share (3.50%)(3)	n/a	$22.05	n/a
Class I:
Net Assets	n/a	n/a	$2,764,262
Shares authorized	n/a	n/a	unlimited
Par value	n/a	n/a	$0.00
Shares outstanding	n/a	n/a	205,856
Net asset value and redemption price per share	n/a	n/a	$13.43
Maximum offering price per share	n/a	n/a	$13.43
Class Q:
Net Assets	$3,982,632	$10,498,918	$1,103,481
Shares authorized	unlimited	unlimited	unlimited
Par value	$0.00	$0.00	$0.00
Shares outstanding	204,193	470,997	82,683
Net asset value and redemption price per share	$19.50	$22.29	$13.35
Maximum offering price per share	$19.50	$22.29	$13.35

(1)          Maximum offering price is computed at 100/94.25 of net asset value. On purchases of $50,000 or more, the offering price is reduced.

(2)          Redemption price per share may be reduced for any applicable contingent deferred sales charges.

(3)          Maximum offering price is computed at 100/96.50 of net asset value. On purchases of $50,000 or more, the offering price is reduced.

See Accompanying Notes to Financial Statements

20

STATEMENTS OF ASSETS AND LIABILITIES AS OF APRIL 30, 2005 (UNAUDITED)

	ING International Fund	ING International SmallCap Fund	ING International Value Fund
ASSETS:
Investments in securities at value+*	$107,870,979	$326,946,812	$3,915,635,803
Short-term investments at amortized cost	—	27,709,691	32,689,894
Repurchase agreement	4,914,000	—	—
Cash	282	2,322,482	32,695,020
Foreign currencies at value**	8,078	243,256	5,576,120
Receivables:
Fund shares sold	56,838	85,576	508,075
Dividends and interest	693,604	1,280,037	25,693,034
Prepaid expenses	26,306	37,888	133,151
Total assets	113,570,087	358,625,742	4,012,931,097
LIABILITIES:
Payable for fund shares redeemed	135,175	778,866	2,251,829
Payable upon receipt of securities loaned	—	27,709,691	32,689,894
Payable to affiliates	142,959	459,063	5,059,525
Payable for trustee fees	42,215	7,936	40,725
Other accrued expenses and liabilities	103,720	285,636	2,179,288
Total liabilities	424,069	29,241,192	42,221,261
NET ASSETS	$113,146,018	$329,384,550	$3,970,709,836
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$121,981,877	$397,994,057	$3,417,772,682
Undistributed net investment income	718,616	1,404,717	24,005,543
Accumulated net realized gain (loss) on investments and foreign currency related transactions	(18,556,352)	(92,344,316)	158,650,796
Net unrealized appreciation on investments and foreign currency related transactions	9,001,877	22,330,092	370,280,815
NET ASSETS	$113,146,018	$329,384,550	$3,970,709,836

+	Including securities loaned at value	$—	$26,478,303	$31,935,221
*	Cost of investments in securities	$98,881,548	$304,655,968	$3,545,790,073
**	Cost of foreign currencies	$7,995	$243,312	$5,582,837

See Accompanying Notes to Financial Statements

21

STATEMENTS OF ASSETS AND LIABILITIES AS OF APRIL 30, 2005 (UNAUDITED) (CONTINUED)

	ING International Fund	ING International SmallCap Fund	ING International Value Fund
Class A:
Net Assets	$50,735 ,767	$164,645,940	$1,860,205,173
Shares authorized	unlimited	unlimited	unlimited
Par value	$0.00	$0.00	$0.01
Shares outstanding	4,971,841	5,036,350	110,408,012
Net asset value and redemption price per share	$10.20	$32.69	$16.85
Maximum offering price per share (5.75%)(1)	$10.82	$34.68	$17.88
Class B:
Net Assets	$16,490,117	$58,062,836	$440,464,098
Shares authorized	unlimited	unlimited	unlimited
Par value	$0.00	$0.00	$0.01
Shares outstanding	1,673,630	1,721,184	26,599,612
Net asset value and redemption price per share(2)	$9.85	$33.73	$16.56
Maximum offering price per share	$9.85	$33.73	$16.56
Class C:
Net Assets	$15,737,276	$47,478,442	$662,407,648
Shares authorized	unlimited	unlimited	unlimited
Par value	$0.00	$0.00	$0.01
Shares outstanding	1,596,753	1,535,290	40,101,935
Net asset value and redemption price per share(2)	$9.86	$30.92	$16.52
Maximum offering price per share	$9.86	$30.92	$16.52
Class I:
Net Assets	$21,239,126	n/a	$979,323,872
Shares authorized	unlimited	n/a	unlimited
Par value	$0.00	n/a	$0.01
Shares outstanding	2,091,381	n/a	58,063,175
Net asset value and redemption price per share	$10.16	n/a	$16.87
Maximum offering price per share	$10.16	n/a	$16.87
Class Q:
Net Assets	$8,943,732	$59,197,332	$28,309,045
Shares authorized	unlimited	unlimited	unlimited
Par value	$0.00	$0.00	$0.01
Shares outstanding	883,231	1,688,777	1,677,830
Net asset value and redemption price per share	$10.13	$35.05	$16.87
Maximum offering price per share	$10.13	$35.05	$16.87

(1)          Maximum offering price is computed at 100/94.25 of net asset value. On purchases of $50,000 or more, the offering price is reduced.

(2)          Redemption price per share may be reduced for any applicable contingent deferred sales charges.

See Accompanying Notes to Financial Statements

22

STATEMENTS OF OPERATIONS FOR THE SIX MONTHS ENDED APRIL 30, 2005 (UNAUDITED)

	ING Global Value Choice Fund	ING Emerging Countries Fund	ING Foreign Fund
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$1,338,872	$1,169,318	$1,606,526
Interest	48,631	106,662	122,642
Securities lending income	1,539	16,549	8,106
Total investment income	1,389,042	1,292,529	1,737,274
EXPENSES:
Investment management fees	561,371	653,294	799,833
Distribution and service fees:
Class A	80,157	122,024	107,535
Class B	137,329	65,984	75,005
Class C	173,967	53,789	275,112
Class M	—	4,462	—
Class Q	5,263	12,067	1,421
Transfer agent fees:
Class A	48,102	65,154	50,539
Class B	28,809	12,335	8,815
Class C	36,680	10,050	32,325
Class I	—	—	480
Class M	—	1,260	—
Class Q	387	1,656	233
Administrative service fees	56,136	52,263	79,982
Shareholder reporting expense	32,875	21,777	8,559
Registration fees	26,165	32,829	33,441
Professional fees	11,043	9,890	5,604
Custody and accounting expense	31,420	41,808	85,157
Trustee fees	2,318	2,420	1,089
Miscellaneous expense	7,399	13,262	3,434
Net expenses	1,239,421	1,176,324	1,568,564
Net recouped (waived and reimbursed) fees	(3,944)	(23,534)	34,000
Net expenses	1,235,477	1,152,790	1,602,564
Net investment income	153,565	139,739	134,710
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY RELATED TRANSACTIONS:
Net realized gain (loss) on:
Investments	21,043,128	39,635,666	2,000,207
Foreign currency related transactions	(80,745)	(50,093)	7,044
Net realized gain on investments and foreign currency related transactions	20,962,383	39,585,573	2,007,251
Net change in unrealized appreciation or depreciation on:
Investments	(15,778,665)	(29,421,608)	5,616,693
Foreign currency related transactions	(16,755)	136,389	32,389
Net change in unrealized appreciation or depreciation on investments and foreign currency related transactions	(15,795,420)	(29,285,219)	5,649,082
Net realized and unrealized gain on investments and foreign currency related transactions	5,166,963	10,300,354	7,656,333
Increase in net assets resulting from operations	$5,320,528	$10,440,093	$7,791,043

* Foreign taxes	$73,680	$147,046	$215,656

See Accompanying Notes to Financial Statements

23

STATEMENTS OF OPERATIONS FOR THE SIX MONTHS ENDED APRIL 30, 2005 (UNAUDITED)

	ING International Fund	ING International SmallCap Fund	ING International Value Fund
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$1,570,116	$4,163,296	$53,273,918
Interest	149,003	371,621	6,654,786
Securities lending income	4,901	114,693	241,669
Total investment income	1,724,020	4,649,610	60,170,373
EXPENSES:
Investment management fees	564,040	1,708,788	20,459,635
Distribution and service fees:
Class A	64,449	291,993	2,945,634
Class B	82,984	308,965	2,328,623
Class C	83,436	251,468	3,484,274
Class Q	10,214	78,520	36,689
Transfer agent fees:
Class A	36,275	137,830	1,055,012
Class B	11,662	51,026	250,209
Class C	11,735	41,523	374,674
Class I	594	—	191,241
Class Q	245	4,315	5,988
Administrative service fees	56,403	170,877	2,045,941
Shareholder reporting expense	17,185	88,422	334,950
Registration fees	24,235	28,213	41,539
Professional fees	5,611	13,980	142,790
Custody and accounting expense	29,240	83,286	665,924
Trustee fees	2,062	6,521	72,090
Miscellaneous expense	5,189	15,694	721,009
Net expenses	1,005,559	3,281,421	35,156,222
Net investment income	718,461	1,368,189	25,014,151
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY RELATED TRANSACTIONS:
Net realized gain (loss) on:
Investments	7,422,631	70,977,091	186,857,425
Foreign currency related transactions	(98,817)	(865,174)	(682,399)
Net realized gain on investments and foreign currency related transactions	7,323,814	70,111,917	186,175,026
Net change in unrealized appreciation or depreciation on:
Investments	(2,663,888)	(34,565,740)	9,223,001
Foreign currency related transactions	4,632	40,617	19,666
Net change in unrealized appreciation or depreciation on investments and foreign currency related transactions.	(2,659,256)	(34,525,123)	9,242,667
Net realized and unrealized gain on investments and foreign currency related transactions.	4,664,558	35,586,794	195,417,693
Increase in net assets resulting from operations	$5,383,019	$36,954,983	$220,431,844

* Foreign taxes	$195,607	$423,702	$7,497,078

See Accompanying Notes to Financial Statements

24

STATEMENTS OF CHANGES IN NET ASSETS (UNAUDITED)

	ING Global Value Choice Fund		ING Emerging Countries Fund
	Six Months Ended April 30, 2005	Year Ended October 31, 2004	Six Months Ended April 30, 2005	Year Ended October 31, 2004
FROM OPERATIONS:
Net investment income (loss)	$153,565	$(748,568)	$139,739	$276,515
Net realized gain on investments, foreign currency related transactions, options and reimbursement by affiliate	20,962,383	21,327,711	39,585,573	17,726,017
Net change in unrealized appreciation or depreciation on investments and foreign currency related transactions	(15,795,420)	(10,025,365)	(29,285,219)	(5,624,977)
Net increase in net assets resulting from operations	5,320,528	10,553,778	10,440,093	12,377,555
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	—	—	(59,355)	(341,859)
Class M	—	—	—	(2,321)
Class Q	—	—	(13,322)	(96,899)
Total distributions	—	—	(72,677)	(441,079)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	9,056,494	13,920,775	18,715,101	63,742,660
Dividends reinvested	—	—	65,764	387,844
	9,056,494	13,920,775	18,780,865	64,130,504
Cost of shares redeemed	(24,451,138)	(54,040,277)	(21,052,584)	(94,288,735)
Net decrease in net assets resulting from capital share transactions	(15,394,644)	(40,119,502)	(2,271,719)	(30,158,231)
Net increase (decrease) in net assets	(10,074,116)	(29,565,724)	8,095,697	(18,221,755)
NET ASSETS:
Beginning of period	114,699,877	144,265,601	99,595,074	117,816,829
End of period	$104,625,761	$114,699,877	$107,690,771	$99,595,074
Undistributed net investment income at end of period	$154,512	$947	$120,311	$53,249

See Accompanying Notes to Financial Statements

25

STATEMENTS OF CHANGES IN NET ASSETS (UNAUDITED)

	ING Foreign Fund		ING International Fund
	Six Months Ended April 30, 2005	Year Ended October 31, 2004	Six Months Ended April 30, 2005	Year Ended October 31, 2004
FROM OPERATIONS:
Net investment income	$134,710	$22,738	$718,461	$627,166
Net realized gain (loss) on investments and foreign currency related transactions	2,007,251	(2,094,226)	7,323,814	12,363,164
Net change in unrealized appreciation or depreciation on investments and foreign currency related transactions	5,649,082	9,255,618	(2,659,256)	1,122,418
Net increase in net assets resulting from operations	7,791,043	7,184,130	5,383,019	14,112,748
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	—	(31,426)	(500,256)	(65,485)
Class B	—	(6,143)	(77,407)	—
Class C	—	(20,429)	(70,840)	—
Class I	—	(964)	(268,842)	(43,979)
Class Q	—	(1,175)	(93,747)	(38,000)
Net realized gains:
Class A	—	(86,197)	—	—
Class B	—	(19,071)	—	—
Class C	—	(68,664)	—	—
Class I	—	(2,392)	—	—
Class Q	—	(3,826)	—	—
Return of capital:
Class A	—	(33,310)	—	—
Class B	—	(7,332)	—	—
Class C	—	(26,225)	—	—
Class I	—	(920)	—	—
Class Q	—	(1,471)	—	—
Total distributions	—	(309,545)	(1,011,092)	(147,464)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	77,022,085	117,807,728	19,452,127	59,336,093
Dividends reinvested	—	195,834	927,380	123,195
Redemption fee proceeds	—	—	6,423	9,771
	77,022,085	118,003,562	20,385,930	59,468,859
Cost of shares redeemed	(15,670,730)	(19,794,538)	(14,947,333)	(67,247,422)
Net increase (decrease) in net assets resulting from capital share transactions	61,351,355	98,209,024	5,438,597	(7,778,563)
Net increase in net assets	69,142,398	105,083,609	9,810,524	6,186,721
NET ASSETS:
Beginning of period	119,236,263	14,152,654	103,335,494	97,148,773
End of period	$188,378,661	$119,236,263	$113,146,018	$103,335,494
Undistributed net investment income at end of period	$138,994	$4,284	$718,616	$1,011,247

See Accompanying Notes to Financial Statements

26

STATEMENTS OF CHANGES IN NET ASSETS (UNAUDITED)

	ING International SmallCap Fund		ING International Value Fund
	Six Months Ended April 30, 2005	Year Ended October 31, 2004	Six Months Ended April 30, 2005	Year Ended October 31, 2004
FROM OPERATIONS:
Net investment income (loss)	$1,368,189	$(358,177)	$25,014,151	$22,990,839
Net realized gain on investments, foreign currency related transactions and reimbursement by affiliate	70,111,917	75,495,671	186,175,026	282,586,322
Net change in unrealized appreciation or depreciation on investments and foreign currency related transactions	(34,525,123)	(27,136,347)	9,242,667	450,122,588
Net increase in net assets resulting from operations	36,954,983	48,001,147	220,431,844	755,699,749
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	—	(28,389)	(24,560,725)	(10,230,529)
Class B	—	—	(2,978,147)	(4,813,131)
Class C	—	—	(4,480,827)	(221,805)
Class I	—	—	(14,637,231)	—
Class Q	—	(35,174)	(416,197)	—
Net realized gains:
Class A	—	—	(88,815,999)	—
Class B	—	—	(21,863,296)	—
Class C	—	—	(32,628,011)	—
Class I	—	—	(40,249,883)	—
Class Q	—	—	(1,347,031)	—
Total distributions	—	(63,563)	(231,977,347)	(15,265,465)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	42,453,499	102,648,725	472,343,467	760,539,725
Dividends reinvested	—	53,883	168,698,980	11,832,249
	42,453,499	102,702,608	641,042,447	772,371,974
Cost of shares redeemed	(71,959,495)	(170,219,420)	(518,650,572)	(855,607,324)
Net increase (decrease) in net assets resulting from capital share transactions	(29,505,996)	(67,516,812)	122,391,875	(83,235,350)
Net increase (decrease) in net assets	7,448,987	(19,579,228)	110,846,372	657,198,934
NET ASSETS:
Beginning of period	321,935,563	341,514,791	3,859,863,464	3,202,664,530
End of period	$329,384,550	$321,935,563	$3,970,709,836	$3,859,863,464
Undistributed net investment income at end of period	$1,404,717	$36,528	$24,005,543	$46,064,519

(1)          Commencement of operations.

See Accompanying Notes to Financial Statements

27

ING GLOBAL VALUE CHOICE FUND	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class Q
	Six Months Ended April 30,	Year Ended October 31,				Four Months Ended October 31,	Year Ended June 30,
	2005	2004	2003	2002	2001	2000(1)(2)	2000
Per Share Operating Performance:
Net asset value, beginning of period	$18.61	17.17	14.34	17.87	30.37	34.53	27.12
Income (loss) from investment operations:
Net investment income (loss)	$0.09	0.01	(0.01)	(0.08)*	(0.07)*	(0.07)	(0.16)
Net realized and unrealized gain (loss) on investments	$0.80	1.43	2.84	(3.45)*	(11.19)*	(4.09)	11.11
Total from investment operations	$0.89	1.44	2.83	(3.53)	(11.26)	(4.16)	10.95
Less distributions from:
Net realized gains on investments	$—	—	—	—	0.89	—	3.54
Tax return of capital	$—	—	—	—	0.35	—	—
Total distributions	$—	—	—	—	1.24	—	3.54
Net asset value, end of period	$19.50	18.61	17.17	14.34	17.87	30.37	34.53
Total Return(3)%	4.78	8.39	19.74	(19.75)	(38.56)	(12.05)	42.63
Ratios and Supplemental Data:
Net assets, end of period (000’s)	$3,983	4,223	6,454	8,194	17,178	44,702	54,418
Ratios to average net assets:
Net expense after reimbursement/recoupment and brokerage commission recapture %	1.56	1.59	1.54	1.49	1.51	1.52	1.57
Net expenses after expense reimbursement/ recoupment and prior to brokerage commission recapture(4)(5)%	1.56	1.59	1.54	1.49	1.51	1.52	1.57
Gross expenses prior to expense reimbursement/recoupment and brokerage commission recapture(4)%	1.57	1.51	1.62	1.59	1.60	1.49	1.57
Net investment income (loss) after expense reimbursement/recoupment and brokerage commission recapture(4)(5)%	0.92	0.05	(0.04)	(0.47)	(0.30)	(0.62)	(0.69)
Portfolio turnover rate %	115	101	125	281	302	71	169

(1)              Effective October 1, 2000, ING Investments, LLC, became the Investment Adviser of the Fund replacing Nicholas-Applegate Capital Management.

(2)              The Fund changed its fiscal year-end from June 30 to October 31.

(3)              Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value. Total return for less than one year is not annualized.

(4)              Annualized for periods less than one year.

(5)              The Investment Manager has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years.

*                 Per share data calculated using average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

28

ING EMERGING COUNTRIES FUND	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class Q
	Six Months Ended April 30,	Year Ended October 31,						Four Months Ended October 31,	Year Ended June 30,
	2005	2004		2003	2002		2001	2000(1)(2)	2000
Per Share Operating Performance:
Net asset value, beginning of period	$20.03	17.89		12.80	12.26		16.81	20.74	17.20
Income (loss) from investment operations:
Net investment income (loss)	$0.01	0.09		0.12	(0.14)		0.09	(0.27)	(0.16)
Net realized and unrealized gain (loss) on investments	$2.28	2.17		4.97	0.68		(4.64)	(3.66)	3.70
Total from investment operations	$2.29	2.26		5.09	0.54		(4.55)	(3.93)	3.54
Less distributions from:
Net investment income	$0.03	0.12		—	0.00	*	—	—	—
Total distributions	$0.03	0.12		—	0.00	*	—	—	—
Payment by affiliate	$—	0.00	*	—	—		—	—	—
Net asset value, end of period	$22.29	20.03		17.89	12.80		12.26	16.81	20.74
Total Return(3)%	11.44	12.70	†	39.77	4.41		(27.01)	(18.95)	20.58
Ratios and Supplemental Data:
Net assets, end of period (000’s)	$10,499	8,929		18,168	21,132		26,783	88,894	119,251
Ratios to average net assets:
Net expenses after expense reimbursement/recoupment(4)(5)%	1.85	2.10		1.93	2.00		1.97	2.13	2.09
Gross expenses prior to expense reimbursement/recoupment(4)%	1.90	2.00		2.03	1.94		1.98	2.28	2.24
Net investment income (loss) after expense reimbursement/recoupment(4)(5)%	0.09	0.36		0.59	(0.24)		0.42	(1.21)	(1.05)
Portfolio turnover rate %	115	88		135	124		74	94	211

(1)              Effective October 1, 2000, ING Investments, LLC, became the Investment Manager of the Fund replacing Nicholas-Applegate Capital Management.

(2)              The Fund changed its fiscal year-end from June 30 to October 31.

(3)              Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value. Total return for less than one year is not annualized.

(4)              Annualized for periods less than one year.

(5)              The Investment Manager has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years.

*                 Amount represents less than $0.01 per share.

†                  In 2004, 0.06% of the total return consists of a gain on an investment not meeting the Fund’s investment restrictions. Excluding this item, total return would have ben 12.64%. There was no impact on total return due to the payment by affiliate.

See Accompanying Notes to Financial Statements

29

ING FOREIGN FUND	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class I
	Six Months Ended April 30, 2005	Year Ended October 31, 2004	September 10, 2003(1) to October 31, 2003
Per Share Operating Performance:
Net asset value, beginning of period	$12.45	11.05	10.63
Income (loss) from investment operations:
Net investment income (loss)	$0.05	0.19	0.00	*
Net realized and unrealized gain on investments	$0.93	1.39	0.42
Total from investment operations	$0.98	1.58	0.42
Less distributions from:
Net investment income	$—	0.04	—
Return of capital	$—	0.10	—
Net realized gain on investments	$—	0.04	—
Total distributions	$—	0.18	—
Net asset value, end of period	$13.43	12.45	11.05
Total Return(2)%	7.87	14.53	3.95
Ratios and Supplemental Data:
Net assets, end of period (000’s)	$2,764	2,547	188
Ratios to average net assets:
Net expenses after expense reimbursement/recoupment(3)(4)%	1.32	1.25	1.43
Gross expenses prior to and expense reimbursement/recoupment(3)%	1.30	1.50	5.51
Net investment income (loss) after proceeds and expense reimbursement/recoupment(3)(4)%	0.70	1.58	0.21
Portfolio turnover rate %	31	141	50

	Class Q
	Six Months Ended April 30, 2005	Year Ended October 31, 2004	July 11, 2003(1) to October 31, 2003
Per Share Operating Performance:
Net asset value, beginning of period	$12.40	11.02	10.13
Income (loss) from investment operations:
Net investment income (loss)	$0.02	0.09	(0.00	)*
Net realized and unrealized gain on investments	$0.93	1.46	0.89
Total from investment operations	$0.95	1.55	0.89
Less distributions from:
Net investment income	$—	0.03	—
Return of capital	$—	0.10	—
Net realized gain on investments	$—	0.04	—
Total distributions	$—	0.17	—
Net asset value, end of period	$13.35	12.40	11.02
Total Return(2)%	7.66	14.28	8.79
Ratios and Supplemental Data:
Net assets, end of period (000’s)	$1,103	1,054	421
Ratios to average net assets:
Net expenses after expense reimbursement/recoupment(3)(4)%	1.67	1.60	1.85
Gross expenses prior to and expense reimbursement/recoupment(3)%	1.56	1.85	5.93
Net investment income (loss) after proceeds and expense reimbursement/recoupment(3)(4)%	0.33	0.34	(0.17)
Portfolio turnover rate %	31	141	50

(1)              Commencement of operations.

(2)              Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value. Total return for less than one year is not annualized.

(3)              Annualized for periods less than one year.

(4)              The Investment Manager has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years.

*                 Amount represents less than $0.01 per share.

See Accompanying Notes to Financial Statements

30

ING INTERNATIONAL FUND	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class I
	Six Months Ended April 30,	Year Ended October 31,		January 15, 2002 to October 31,
	2005	2004	2003	2002(1)
Per Share Operating Performance:
Net asset value, beginning of period	$9.76	8.45	7.06	8.25
Income (loss) from investment operations:
Net investment income	$$0.09	0.09	0.10	0.05
Net realized and unrealized gain (loss) on investments	$$0.46	1.25	1.34	(1.24)
Total from investment operations	$$0.55	1.34	1.44	(1.19)
Less distributions from:
Net investment income	$$0.15	0.03	0.05	—
Total distributions	$$0.15	0.03	0.05	—
Net asset value, end of period	$$10.16	9.76	8.45	7.06
Total Return(2)%	5.62	15.94	20.53	(14.42)
Ratios and Supplemental Data:
Net assets, end of period (000’s)	$21,239	17,211	11,582	6,384
Ratios to average net assets:
Net expenses after expense reimbursement/recoupment and brokerage commission recapture %	1.26	1.26	1.33	1.48
Net expenses after expense reimbursement/recoupment and prior to brokerage commission recapture(3)(4)%	1.26	1.26	1.33	1.48
Gross expenses prior to expense reimbursement/recoupment and brokerage commission recapture(3)%	1.26	1.22	1.34	1.53
Net investment income after expense reimbursement/recoupment and brokerage commission recapture(3)(4)%	1.88	1.13	1.29	0.72
Portfolio turnover rate %	56	90	100	126

	Class Q
	Six Months Ended April 30,	Year Ended October 31,			February 26, 2001 to October 31,
	2005	2004	2003	2002	2001(1)
Per Share Operating Performance:
Net asset value, beginning of period	$9.72	8.43	7.04	8.10	9.89
Income (loss) from investment operations:
Net investment income (loss)	$0.08	0.06	0.07	(0.03)	(0.02)
Net realized and unrealized gain (loss) on investments	$0.45	1.25	1.37	(1.03)	(1.77)
Total from investment operations	$0.53	1.31	1.44	(1.06)	(1.79)
Less distributions from:
Net investment income	$0.12	0.02	0.05	—	—
Total distributions	$0.12	0.02	0.05	—	—
Net asset value, end of period	$10.13	9.72	8.43	7.04	8.10
Total Return(2)%	5.50	15.61	20.51	(13.09)	(18.10)
Ratios and Supplemental Data:
Net assets, end of period (000’s)	$8,944	7,274	14,755	6,949	7
Ratios to average net assets:
Net expenses after expense reimbursement/recoupment and brokerage commission recapture %	1.51	1.60	1.59	1.61	2.27
Net expenses after expense reimbursement/recoupment and prior to brokerage commission recapture(3)(4)%	1.51	1.60	1.59	1.61	2.27
Gross expenses prior to expense reimbursement/recoupment and brokerage commission recapture(3)%	1.51	1.56	1.59	1.70	2.27
Net investment income (loss) after expense reimbursement/recoupment and brokerage commission recapture(3)(4)%	1.62	0.73	0.91	(0.08)	(0.24)
Portfolio turnover rate	%56	90	100	126	169

(1)              Commencement of operations.

(2)              Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value. Total return for less than one year is not annualized.

(3)              Annualized for periods less than one year.

(4)              The Investment Manager has agreed to limit expenses, (excluding, interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years.

See Accompanying Notes to Financial Statements

31

ING INTERNATIONAL SMALLCAP FUND	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class Q
	Six Months Ended April 30,	Year Ended October 31,					Four Months Ended October 31,	Year Ended June 30,
	2005	2004		2003	2002	2001	2000(1)	2000
Per Share Operating Performance:
Net asset value, beginning of period	$31.34	27.11		19.54	23.19	38.18	43.30	25.16
Income (loss) from investment operations:
Net investment income (loss)	$0.22	0.10		0.21	0.04	0.00 *	(0.09)	(0.21)
Net realized and unrealized gain (loss)
on investments	$3.49	4.13		7.36	(3.69)	(12.12)	(5.03)	20.53
Total from investment operations	$3.71	4.23		7.57	(3.65)	(12.12)	(5.12)	20.32
Less distributions from:
Net investment income	$—	0.01		—	—	0.24	—	—
Net realized gains on investments	$—	—		—	—	2.63	—	2.18
Total distributions	$—	0.01		—	—	2.87	—	2.18
Payment by affiliate	$—	0.01		—	—	—	—	—
Net asset value, end of period	$35.05	31.34		27.11	19.54	23.19	38.18	43.30
Total Return(2)%	11.84	15.66	†	38.74	(15.74)	(34.11)	11.82	82.99
Ratios and Supplemental Data:
Net assets, end of period (000’s)	$59,197	61,166		79,140	70,404	91,089	164,719	163,843
Ratios to average net assets:
Net expenses after expense reimbursement/recoupment(3)(4)%	1.50	1.50		1.59	1.55	1.50	1.58	1.57
Gross expenses prior to expense reimbursement/recoupment(3)%	1.50	1.47		1.58	1.59	1.50	1.58	1.57
Net investment income (loss) after expense reimbursement/recoupment(3)(4)%	1.17	0.28		0.35	0.07	0.04	(0.71)	(0.66)
Portfolio turnover rate %	84	106		114	149	143	56	164

(1)              The Fund changed its fiscal year-end from June 30 to October 31.

(2)              Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value. Total return for less than one year is not annualized.

(3)              Annualized for periods less than one year.

(4)              The Investment Manager has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments , LLC within three years.

*                 Amount represents less than $0.01 per share.

†                  In 2004, the Sub-Adviser fully reimbursed the Fund for a loss on a transaction not meeting the Fund’s investment guidelines, which otherwise would have reduced total return by 0.04%.

See Accompanying Notes to Financial Statements

32

ING INTERNATIONAL VALUE FUND	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class I
	Six Months Ended April 30,	Year Ended October 31,			June 18, 2001 to October 31,
	2005	2004	2003	2002	2001(1)
Per Share Operating Performance:
Net asset value, beginning of period	$16.96	13.74	10.43	12.35	13.89
Income (loss) from investment operations:
Net investment income	$0.15	0.16	0.13	0.16	0.02
Net realized and unrealized gain (loss) on investments	$0.85	3.20	3.48	(1.68)	(1.56)
Total from investment operations	$1.00	3.36	3.61	(1.52)	(1.54)
Less distributions from:
Net investment income	$0.29	0.14	0.10	0.14	—
Net realized gains on investments	$0.80	—	0.20	0.26	—
Total distributions	$1.09	0.14	0.30	0.40	—
Net asset value, end of period	$16.87	16.96	13.74	10.43	12.35
Total Return(2)%	5.94	24.67	35.58	(12.89)	(11.09)

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$979,324	831,142	482,047	372,352	226,067
Ratios to average net assets:
Expenses(3)%	1.24	1.21	1.29	1.32	1.24
Net investment income(3)%	1.81	1.18	1.12	1.04	0.62
Portfolio turnover rate %	15	29	9	20	15

	Class Q
	Six Months Ended April 30,	Year Ended October 31,				January 24, 2000 to October 31,
	2005	2004	2003	2002	2001	2000(1)
Per Share Operating Performance:
Net asset value, beginning of period	$16.94	13.73	10.44	12.34	16.68	15.90
Income (loss) from investment operations:
Net investment income	$0.13	0.14	0.10	0.07	0.10	0.13
Net realized and unrealized gain (loss) on investments	$0.85	3.17	3.49	(1.63)	(2.42)	0.65
Total from investment operations	$0.98	3.31	3.59	(1.56)	(2.32)	0.78
Less distributions from:
Net investment income	$0.25	0.10	0.10	0.08	0.14	—
Net realized gains on investments	$0.80	—	0.20	0.26	1.88	—
Total distributions	$1.05	0.10	0.30	0.34	2.02	—
Net asset value, end of period	$16.87	16.94	13.73	10.44	12.34	16.68
Total Return(2)%	5.80	24.32	35.37	(13.11)	(15.80)	4.91

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$28,309	28,862	29,319	29,836	35,802	24,882
Ratios to average net assets:
Expenses(3)%	1.49	1.46	1.54	1.49	1.59	1.57
Net investment income(3)%	1.44	0.89	0.87	0.63	0.91	1.35
Portfolio turnover rate %	15	29	9	20	15	34

(1)              Commencement of operations.

(2)              Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value. Total return for less than one year is not annualized

(3)              Annualized for periods less than one year.

See Accompanying Notes to Financial Statements

33

NOTES TO FINANCIAL STATEMENTS AS OF APRIL 30, 2005 (UNAUDITED)

NOTE 1 — ORGANIZATION

Organization. The ING Funds included in this report are comprised of ING Mutual Funds (“IMF”) and ING Mayflower Trust (“IMT”); both are organized as open-end investment management companies registered under the Investment Company Act of 1940, as amended.

IMF is a Delaware statutory trust organized in 1992 with ten separate series (“Funds”). The five included in this report are: ING Global Value Choice Fund (formerly, ING Worldwide Growth Fund, “Global Value Choice”), ING Emerging Countries Fund (“Emerging Countries”), ING Foreign Fund (“Foreign”), ING International Fund (“International”) and ING International SmallCap Fund (formerly, ING International SmallCap Growth Fund, “International SmallCap”). IMT is a Massachusetts business trust organized in 1993 with one series (Fund), ING International Value Fund (“International Value”). The investment objective of each Fund is described in each Fund’s prospectus.

Each Fund offers one or more of the following classes of shares: Class A, Class B, Class C, Class I, Class M and Class Q (Classes A, B, C and M are presented in a separate annual report). The separate classes of shares differ principally in the applicable sales charges (if any), distribution fees and shareholder servicing fees and transfer agent fees. Shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Fund and earn income and realized gains/losses from the portfolio pro rata based on the average daily net assets of each class, without distinction between share classes. No class has preferential dividend rights. Differences in per share dividend rates generally result from the relative weighting of pro rata income and realized gain allocations and from differences in separate class expenses, including distribution and shareholder servicing fees. Class B shares, along with their pro rata reinvested dividend shares, automatically convert to Class A shares approximately eight years after purchase.

Effective September 2, 2003, International Value was closed to new investments except for shares purchased (1) through the reinvestment of dividends and distributions; (2) by 401(k), 403(b) and 457 plans that have selected International Value as an investment option prior to June 28, 2002; (3) by shareholders participating in mutual fund wrap fee programs who were invested in International Value prior to June 28, 2002; (4) by new 401(k), 403(b) and 457 plans and new shareholders participating in mutual fund wrap fee programs subject to approval by the Investment Manager and Sub-Adviser based on their assessment of the Fund’s ability to invest the monies consistent with the Fund’s objectives in light of market conditions, the size of the purchase, and other relevant factors relating to International Value, or (5) by employees of the Investment Manager or Sub-Adviser and their affiliates. Proof of eligibility may be required. Employees of the Investment Manager or Sub-Adviser and their affiliates must identify themselves as such at the time of purchase. Failure to do so may result in a rejection of the purchase.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Funds in the preparation of their financial statements, and such policies are in conformity with accounting principles generally accepted in the United States of America for investment companies.

A.           Security Valuation. For all Funds, investments in equity securities traded on a national securities exchange are valued at the last reported sale price. Securities reported by NASDAQ will be valued at the NASDAQ official closing prices. Securities traded on an exchange or NASDAQ for which there has been no sale, securities traded in the over-the-counter-market, gold and silver bullion, platinum and palladium are valued at the mean between the last reported bid and ask prices. All investments quoted in foreign currencies will be valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at that time. Debt securities are valued at prices obtained from independent services or from one or more dealers making markets in the securities and may be adjusted based on the Fund’s valuation procedures. U.S. Government obligations are valued by using market quotations or independent pricing services that use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics.

Securities and assets for which market quotations are not readily available (which may include certain restricted securities which are subject to limitations as to their sale) are valued at their fair values as determined in good faith by or under the supervision of the Fund’s Board in accordance with methods that are specifically authorized by the Board. Securities traded on exchanges, including foreign exchanges, which close earlier than the time that a Fund calculates its net asset value may

34

NOTES TO FINANCIAL STATEMENTS AS OF APRIL 30, 2005 (UNAUDITED) (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

also be valued at their fair values as determined in good faith by or under the supervision of a Fund’s Board, in accordance with methods that are specifically authorized by the Board. If a significant event which is likely to impact the value of one or more foreign securities held by a Fund occurs after the time at which the foreign market for such security(ies) closes but before the time that a Fund’s net asset value is calculated on any business day, such event may be taken into account in determining the fair value of such security(ies) at the time a Fund calculates its net asset value. For these purposes, significant events after the close of trading on a foreign market may include, among others, securities trading in the U.S. and other markets, corporate announcements, natural and other disasters, and political and other events. Among other elements of analysis, the Board has authorized the use of one or more research services to assist with the determination of the fair value of foreign securities. Research services use statistical analyses and quantitative models to help determine fair value as of the time a Fund calculates its net asset value. Unlike the closing price of a security on an exchange, fair value determinations employ elements of judgment, and the fair value assigned to a security may not represent the actual value that a Fund could obtain if it were to sell the security at the time of the close of the NYSE. Investments in securities maturing in 60 days or less are valued at amortized cost, which, when combined with accrued interest approximates market value.

B.             Security Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded, net of any applicable withholding tax, on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Funds. Premium amortization and discount accretion are determined by the effective yield method.

C.             Foreign Currency Translation. The books and records of the Funds are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1)          Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at the end of the day.

(2)          Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at the end of the day, the Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities that are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statements of Assets and Liabilities for the estimated tax withholding based on the securities’ current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. Government securities. These risks include, but are not limited to revaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. Government securities.

D.            Foreign Currency Transactions and Futures Contracts. Each Fund may enter into foreign currency exchange transactions to convert to and from different foreign currencies and to and from the U.S. dollar in connection with the planned purchases or sales of securities. The Funds either enter into these transactions on a spot basis at the spot rate prevailing in the foreign currency exchange market or uses forward foreign currency contracts to purchase or sell foreign currencies. When the contract is fulfilled or closed, gains or losses are realized. Until then, the gain or loss is included in unrealized appreciation or

35

NOTES TO FINANCIAL STATEMENTS AS OF APRIL 30, 2005 (UNAUDITED) (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

depreciation. Risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their forward contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Each Fund may enter into futures contracts involving foreign currency, interest rates, securities and securities indices. A futures contract obligates the seller of the contract to deliver and the purchaser of the contract to take delivery of the type of foreign currency, financial instrument or security called for in the contract at a specified future time for a specified price. Upon entering into such a contract, a Fund is required to deposit and maintain as collateral such initial margin as required by the exchange on which the contract is traded. Pursuant to the contract, a Fund agrees to receive from or pay to the broker an amount equal to the daily fluctuations in the value of the contract. Such receipts or payments are known as variation margin and are recorded as unrealized gains or losses by the Fund. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

E.              Distributions to Shareholders. The Funds record distributions to their shareholders on ex-dividend date. Each Fund pays dividends and capital gains, if any, annually. The Funds may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America for investment companies.

F.              Federal Income Taxes. It is the policy of the Funds to comply with subchapter M of the Internal Revenue Code and related excise tax provisions applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized capital gains to their shareholders. Therefore, no federal income tax provision is required. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

The Funds may utilize equalization accounting for tax purposes, where by a portion of redemption payments are treated as distributions of income or gain.

G.             Use of Estimates. Management of the Funds has made certain estimates and assumptions relating to the reporting of assets, liabilities, income, and expenses to prepare these financial statements in conformity with accounting principles generally accepted in the United States of America for investment companies. Actual results could differ from these estimates.

H.            Organization Expenses and Offering Costs. Costs incurred with the organization of the Funds were expensed as incurred. Costs incurred with the offering of shares of the Funds are deferred and amortized over a twelve-month period on a straight-line basis.

I.                 Repurchase Agreements. Each Fund may invest in repurchase agreements only with government securities dealers recognized by the Board of Governors of the Federal Reserve System. Under such agreements, the seller of the security agrees to repurchase it at a mutually agreed upon time and price. The resale price is in excess of the purchase price and reflects an agreed upon interest rate for the period of time the agreement is outstanding. The period of the repurchase agreements is usually short, from overnight to one week, while the underlying securities generally have longer maturities. Each Fund will receive as collateral securities acceptable to it whose market value is equal to at least 100% of the carrying amount of the repurchase agreements, plus accrued interest, being invested by the Fund. The underlying collateral is valued daily on a mark to market basis to assure that the value, including accrued interest is at least equal to the repurchase price. If the seller defaults, a Fund might incur a loss or delay in the realization of proceeds if the value of security collateralizing the repurchase agreement declines, and it might incur disposition costs in liquidating the collateral.

J.                Securities Lending. Each Fund has the option to temporarily loan up to 30% of its total assets to brokers, dealers or other financial institutions in exchange for a negotiated lender’s fee. The borrower is required to fully collateralize the loans with cash or U.S. Government securities. Generally, in the event of counterparty default, the Fund has the right to use collateral to offset losses incurred. There would be potential loss to the Fund in the event the Fund is delayed or prevented from exercising its right to dispose of the collateral. The Fund bears the risk of loss with respect to the investment of collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Fund.

36

NOTES TO FINANCIAL STATEMENTS AS OF APRIL 30, 2005 (UNAUDITED) (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

K.            Options Contracts. All Funds may purchase put and call options and may write (sell) put options and covered call options. The Funds may engage in option transactions as a hedge against adverse movements in the value of portfolio holdings or to increase market exposure. Option contracts are valued daily and unrealized gains or losses are recorded based upon the last sales price on the principal exchange on which the options are traded. The Funds will realize a gain or loss upon the expiration or closing of the option contract. When an option is exercised, the proceeds on sales of the underlying security for a written call option, the purchase cost of the security for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid. Realized and unrealized gains or losses on option contracts are reflected in the accompanying financial statements. The risk in writing a call option is that the Funds give up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Funds may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Funds pay a premium whether or not the option is exercised. Risks may also arise from an illiquid secondary market or from the inability of counterparties to meet the terms of the contract.

L.              Illiquid and Restricted Securities. Each Fund may not invest more than 15% of its net assets in illiquid securities. Illiquid securities are not readily marketable. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for the Funds to sell them promptly at an acceptable price. Each Fund may also invest in restricted securities which include those sold under Rule 144A of the Securities Act of 1933 (“1933 Act”) or securities offered pursuant to Section 4(2) of the 1933 Act, and/or are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Certain restricted securities may be considered liquid pursuant to procedures adopted by the Board or may be deemed illiquid because they may not be readily marketable. Illiquid and restricted securities are valued using market quotations when readily available. In the absence of market quotations, the securities are valued based upon their fair value determined under procedures approved by the Board.

M.         Delayed Delivery Transaction. The Funds may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The market value of these securities is identified in the Funds’ Portfolio of Investments. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Funds are required to segregate liquid assets sufficient to cover the purchase price.

NOTE 3 — INVESTMENT TRANSACTIONS

For the six months ended April 30, 2005, the cost of purchases and proceeds from the sales of securities, excluding short-term securities, were as follows:

	Purchases	Sales
Global Value Choice	$ 127,718,724	$ 142,376,703
Emerging Countries	116,332,558	118,351,635
Foreign Fund	99,295,577	47,668,233
International	61,086,200	66,370,982
International SmallCap	281,396,108	304,829,499
International Value	618,876,985	675,798,941

NOTE 4 — REDEMPTION FEES

International Fund imposes a 2% redemption fee on Class A shares redeemed (including in connection with an exchange) within 30 days or less from their date of purchase. The redemption fee is recorded as an addition to paid-in capital. Total redemption fee proceeds for the periods ended April 30, 2005 and October 31, 2004 were $6,423 and $9,571, respectively, and are set forth in the Statements of Changes in Net Assets.

NOTE 5 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES

Each of the Funds has entered into an Investment Management Agreement with ING Investments, LLC (the “Investment Manager”). The Investment Management Agreements compensate the Investment Manager with a fee, computed daily and payable monthly, based on the average daily net assets of each Fund, at the following annual rates:

As a percentage of average net assets
Global Value Choice	1.00% on the first $250 million; 0.90% on the next $250 million; 0.80% on the next $500 million; and 0.75% thereafter
Emerging Countries	1.25%
Foreign	1.00% on the first $500 million; and 0.90% thereafter
International	1.00%
International SmallCap	1.00% on first $500 million; 0.90% on next $500 million; and 0.85% in excess of $1 billion
International Value	1.00%

37

NOTES TO FINANCIAL STATEMENTS AS OF APRIL 30, 2005 (UNAUDITED) (CONTINUED)

NOTE 5 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES (continued)

NWQ Investment Management Company (“NWQ”), a registered investment advisor, serves as a Sub-Adviser to the Global Value Choice Fund pursuant to a Sub-Advisory Agreement between the Investment Manager and NWQ.

Brandes Investment Partners, L.P. (“Brandes”), a registered investment advisor, serves as a Sub-Adviser to the Emerging Countries Fund and the International Value Fund pursuant to a Sub-Advisory Agreement between the Investment Manager and Brandes.

Julius Baer Investment Management, LLC (“JBIM”), a registered investment adviser wholly-owned by the Julius Baer Group, serves as Sub-Adviser to the Foreign Fund pursuant to a Sub-Advisory Agreement between the Investment Manager and JBIM.

ING Investment Management Co. (“ING IM”), a registered investment adviser serves as Sub-Adviser to the International Fund pursuant to a Sub-Advisory Agreement between the Investment Manager and ING IM.

Acadian Asset Management (“Acadian”), a registered investment advisor, serves as a Sub-Adviser to the International SmallCap Fund pursuant to a Sub-Advisory Agreement between the Investment Manager and Acadian.

ING Funds Services, LLC (the “Administrator”), serves as administrator to each Fund. The Funds pay the Administrator a fee calculated at an annual rate of 0.10% of each Fund’s average daily net assets.

International Value Fund also pays the Administrator an annual shareholder account-servicing fee of $5.00, payable quarterly, for each account of beneficial owners of shares.

The Investment Manager, ING IM and the Administrator are indirect wholly-owned subsidiaries of ING Groep N.V. (“ING Groep”). ING Groep is one of the largest financial services organizations in the world, and offers an array of banking, insurance and asset management services to both individual and institutional investors.

NOTE 6 — DISTRIBUTION AND SERVICE FEES

Each share class of the Funds, except Class I, has adopted a Plan pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plans”), whereby ING Funds Distributor, LLC (the “Distributor”), an indirect wholly-owned subsidiary of ING Groep, is reimbursed or compensated (depending on the class of shares) by the Funds for expenses incurred in the distribution of each Funds’ shares (“Distribution Fees”). Pursuant to the 12b-1 Plans, the Distributor is entitled to a payment each month for expenses incurred in the distribution and promotion of each Fund’s shares, including expenses incurred in printing prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales literature and other such distribution related expenses, including any distribution or shareholder servicing fees (“Service Fees”) paid to securities dealers who have executed a distribution agreement with the Distributor. Under the 12b-1 Plans, each class of shares of the Fund pays the Distributor a Distribution and/or Service Fee based on average daily net assets at the following annual rates:

	Class A		Class B	Class C	Class M	Class Q
Global Value Choice	0.35%		1.00%	1.00%	N/A	0.25%
Emerging Countries	0.35%	(1)	1.00%	1.00%	0.75%	0.25%
Foreign	0.25%		1.00%	1.00%	N/A	0.25%
International	0.25%		1.00%	1.00%	N/A	0.25%
International SmallCap	0.35%		1.00%	1.00%	N/A	0.25%
International Value	0.30%		1.00%	1.00%	N/A	0.25%

(1)          ING Funds Distributor, LLC has agreed to waive 0.10% of the Distribution Fee for Class A shares for the period from January 1, 2005 through December 31, 2005.

Fees paid to the Distributor by class during the six months ended April 30, 2005 are shown in the accompanying Statements of Operations.

The Distributor also receives the proceeds of the initial sales charge paid by shareholders upon the purchase of Class A shares, and the contingent deferred sales charge paid by shareholders upon certain redemptions for Class A, Class B, Class C and Class M shares. For the six months ended April 30, 2005, the Distributor retained the following amounts in sales charges for the Funds:

	Class A	Class B	Class C	Class M
Initial Sales Charges	$77,653	N/A	N/A	$27
Contingent Deferred Sales Charges	21,357	$—	$5,154	N/A

NOTE 7 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

At April 30, 2005, the Funds had the following amounts recorded in payable to affiliates on the accompanying Statements of Assets and Liabilities (See Notes 5 and 6):

	Accrued Investment Management Fees	Accrued Administrative Fees	Accrued Shareholder Services and Distribution Fees	Total
Global Value Choice	$87,920	$8,790	$61,771	$158,481
Emerging Countries	111,546	8,922	38,328	158,796
Foreign	159,748	15,473	89,260	264,481
International	94,190	9,416	39,353	142,959
International SmallCap	279,518	27,945	151,600	459,063
International Value	3,326,484	332,643	1,400,398	5,059,525

38

NOTES TO FINANCIAL STATEMENTS AS OF APRIL 30, 2005 (UNAUDITED) (CONTINUED)

NOTE 7 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES (continued)

At April 30, 2005, ING National Trust an indirect wholly-owned subsidiary of ING Groep owned 22.54% of outstanding shares of the International Fund.

The Investment Manager may direct the Fund’s portfolio managers to use their best efforts (subject to obtaining best execution of each transaction) to allocate a Portfolio’s equity security transactions through certain designated broker-dealers. The designated broker-dealer, in turn, will reimburse a portion of the brokerage commissions to pay certain expenses of that Fund. Any amounts credited to a Fund are reflected as a reimbursement of expenses in the Statements of Operations.

Each Fund has adopted a Retirement Policy covering all independent trustees of the Fund who will have served as an independent trustee for at least five years at the time of retirement. Benefits under this plan are based on an annual rate as defined in the plan agreement.

NOTE 8 — EXPENSE LIMITATIONS

The Investment Manager has agreed to limit expenses, excluding interest, taxes, brokerage and extraordinary expenses to the levels listed below:

Maximum Operating Expense Limit (as a percentage of average net assets)

	Class A	Class B	Class C	Class I	Class M	Class Q
Global Value Choice	1.85%	2.50%	2.50%	N/A	N/A	1.75%
Emerging Countries(1)	2.25%	2.90%	2.90%	N/A	2.65%	2.15%
Foreign(2)	1.95%	2.70%	2.70%	1.60%	N/A	1.85%
International(3)	2.75%	3.50%	3.50%	2.50%	N/A	2.75%
International SmallCap	1.95%	2.60%	2.60%	N/A	N/A	1.85%
International Value	N/A	N/A	N/A	N/A	N/A	N/A

(1)          Effective January 1, 2005, pursuant to a side agreement, ING Investments has lowered the expense limits for Emerging Countries through at least December 31, 2005. The expense limits for Emerging Countries are 2.10%, 2.85%, 2.85%, 2.60% and 2.10% for Class A, B, C, M and Q shares, respectively. If, after December 31, 2005, ING Investments elects not to renew the side agreement, the expense limits will revert to the limits listed in the table above. There is no guarantee that this side agreement will continue after that date. The side agreement will only renew if ING Investments elects to renew it. Any fees waived pursuant to the side agreement shall not be eligible for recoupment.

(2)          Pursuant to a side agreement dated February 1, 2005, ING Investments has lowered the expense limits for Foreign through at least March 1, 2006. The expense limits for the Foreign are 1.70%, 2.45%, 2.45%, 1.35% and 1.60% for Class A, B, C, I and Q, respectively. If, after March 1, 2006, ING Investments elects not to renew the side agreement, the expense limits will revert to the limits listed in the table above. There is no guarantee that this side agreement will continue after that date. The side agreement will only renew if ING Investments, LLC elects to renew it.

(3)          Pursuant to a side agreement dated February 1, 2005, ING Investments has lowered the expense limits for International through at least March 1, 2006. The expense limits for the International are 1.95%, 2.70%, 2.70%, 1.60% and 1.85% for Class A, B, C, I and Q, respectively. If, after March 1, 2006, ING Investments elects not to renew the side agreement, the expense limits will revert to the limits listed in the table above. There is no guarantee that this side agreement will continue after that date. The side agreement will only renew if ING Investments, LLC elects to renew it.

The Investment Manager may at a later date recoup from a Fund management fees waived and other expenses assumed by the Investment Manager during the previous 36 months, but only if, after such recoupment, a Fund’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Manager of such waived and reimbursed fees are reflected on the accompanying Statements of Operations for each Fund. Amounts payable by the Investment Manager are reflected on the accompanying Statements of Assets and Liabilities for each Fund.

As of April 30, 2005, the amounts of waived or reimbursed fees that are subject to possible recoupment by the Investment Manager, and the related expiration dates are as follows:

	April 30,
	2006	2007	2008	Total
Global Value Choice	$ 109,327	$ 65,585	$ 18,289	$ 193,201
Foreign	—	177,531	52,505	230,036

The Expense Limitation Agreements are contractual and shall renew automatically for one-year terms unless ING Investments provides written notice of the termination of the Expense Limitation Agreement within 90 days of the end of the then current term.

NOTE 9 — LINE OF CREDIT

All of the Funds included in this report, in addition to certain other funds managed by the Investment Manager, have entered into an unsecured committed revolving line of credit agreement (the “Credit Agreement”) with The Bank of New York for an aggregate amount of $125,000,000. The proceeds may be used only to: (1) temporarily finance the purchase and sale of securities; (2) finance the redemption of shares of an investor in the Funds; and (3) enable the Funds to meet other emergency expenses as defined in the Credit Agreement. The Funds to which the line of credit is available pay a commitment fee equal to 0.09% per annum on the daily unused portion of the committed line amount payable quarterly in arrears.

39

NOTES TO FINANCIAL STATEMENTS AS OF APRIL 30, 2005 (UNAUDITED) (CONTINUED)

NOTE 9 — LINE OF CREDIT (continued)

The following Funds utilized the line of credit during the six months ended April 30, 2005:

	Days Utilized	Approximate Average Daily Balance	Approximate Weighted Average Interest Rate
Global Value Choice	1	$610,000	2.74%
Emerging Countries	6	520,000	2.39%
International	1	610,000	2.36%
International SmallCap	6	7,346,667	3.00%

NOTE 10 — CAPITAL SHARES

Transactions in capital shares and dollars were as follows:

	Class A Shares		Class B Shares		Class C Shares
	Six Months Ended April 30, 2005	Year Ended October 31, 2004	Six Months Ended April 30, 2005	Year Ended October 31, 2004	Six Months Ended April 30, 2005	Year Ended October 31, 2004
Global Value Choice (Number of Shares)
Shares sold	341,659	389,201	52,995	73,694	85,792	36,931
Shares redeemed	(653,658)	(1,352,279)	(306,113)	(621,523)	(393,013)	(881,072)
Net decrease in shares outstanding	(311,999)	(963,078)	(253,118)	(547,829)	(307,221)	(844,141)

Global Value Choice ($)
Shares sold	$5,897,384	$6,113,303	$991,602	$1,315,415	$1,431,533	$593,544
Shares redeemed	(11,150,535)	(21,218,533)	(5,652,259)	(10,710,909)	(6,462,148)	(13,463,169)
Net decrease	$(5,253,151)	$(15,105,230)	$(4,660,657)	$(9,395,494)	$(5,030,615)	$(12,869,625)

	Class Q Shares
	Six Months Ended April 30, 2005	Year Ended October 31, 2004
Global Value Choice (Number of Shares)
Shares sold	36,985	322,006
Shares redeemed	(59,756)	(471,023)
Net decrease in shares outstanding	(22,771)	(149,017)

Global Value Choice ($)
Shares sold	$735,975	$5,898,513
Shares redeemed	(1,186,196)	(8,647,666)
Net decrease	$(450,221)	$(2,749,153)

	Class A Shares		Class B Shares		Class C Shares
Emerging Countries (Number of Shares)	Six Months Ended April 30, 2005	Year Ended October 31, 2004	Six Months Ended April 30, 2005	Year Ended October 31, 2004	Six Months Ended April 30, 2005	Year Ended October 31, 2004
Shares sold	508,907	2,481,332	96,262	170,377	120,771	110,041
Dividends reinvested	2,583	17,566	—	—	—	—
Shares redeemed	(683,533)	(3,183,675)	(140,436)	(471,944)	(66,666)	(194,329)
Net increase (decrease) in shares outstanding	(172,043)	(684,777)	(44,174)	(301,567)	54,105	(84,288)

Emerging Countries ($)
Shares sold	$11,259,027	$44,674,187	$2,096,534	$3,235,271	$2,549,122	$2,025,487
Dividends reinvested	53,415	299,006	—	—	—	—
Shares redeemed	(14,453,576)	(57,400,906)	(2,983,535)	(8,667,957)	(1,340,212)	(3,382,744)
Net increase (decrease)	$(3,141,134)	$(12,427,713)	$(887,001)	$(5,432,686)	$1,208,910	$(1,357,257)

40

NOTES TO FINANCIAL STATEMENTS AS OF APRIL 30, 2005 (UNAUDITED) (CONTINUED)

NOTE 10 — CAPITAL SHARES (continued)

	Class M Shares		Class Q Shares
	Six Months Ended April 30, 2005	Year Ended October 31, 2004	Six Months Ended April 30, 2005	Year Ended October 31, 2004
Emerging Countries (Number of Shares)
Shares sold	1,903	8,597	121,805	725,259
Dividends reinvested	—	136	579	4,931
Shares redeemed	(6,147)	(22,317)	(97,257)	(1,300,028)
Net increase (decrease) in shares outstanding	(4,244)	(13,584)	25,127	(569,838)

Emerging Countries ($)
Shares sold	$41,077	$165,338	$2,769,341	$13,642,377
Dividends reinvested	—	2,297	12,349	86,541
Shares redeemed	(131,043)	(415,333)	(2,144,218)	(24,435,925)
Net increase (decrease)	$(89,966)	$(247,698)	$637,472	$(10,707,007)

	Class A Shares		Class B Shares		Class C Shares
	Six Months Ended April 30, 2005	Year Ended October 31, 2004	Six Months Ended April 30, 2005	Year Ended October 31, 2004	Six Months Ended April 30, 2005	Year Ended October 31, 2004
Foreign (Number of Shares)
Shares sold	3,325,668	5,704,211	545,349	895,922	1,829,978	3,047,613
Dividends reinvested		8,613		2,178		6,274
Shares redeemed	(810,437)	(1,402,266)	(80,265)	(101,946)	(264,501)	(190,098)
Net increase in shares outstanding	2,515,231	4,310,558	465,084	796,154	1,565,477	2,863,789

Foreign ($)
Shares sold	$45,058,812	$66,535,817	$7,345,928	$10,448,476	$24,592,466	$35,702,440
Dividends reinvested	—	93,658	—	23,547	—	67,948
Shares redeemed	(11,002,292)	(16,180,971)	(1,067,168)	(1,180,328)	(3,558,625)	(2,198,012)
Net increase	$34,056,520	$50,448,504	$6,278,760	$9,291,695	$21,033,841	$33,572,376

	Class I Shares		Class Q Shares
	Six Months Ended April 30, 2005	Year Ended October 31, 2004	Six Months Ended April 30, 2005	Year Ended October 31, 2004
Foreign (Number of Shares)
Shares sold	1,377	187,096	740	51,643
Dividends reinvested	—	387	—	597
Shares redeemed		(1)	(3,034)	(5,471)
Net increase (decrease) in shares outstanding	1,377	187,482	(2,294)	46,769

Foreign ($)
Shares sold	$16,051	$2,149,750	$8,828	$608,900
Dividends reinvested	—	4,209	—	6,472
Shares redeemed	—	(12)	(42,645)	(62,750)
Net increase (decrease)	$16,051	$2,153,947	$(33,817)	$552,622

	Class A Shares		Class B Shares		Class C Shares
	Six Months Ended April 30, 2005	Year Ended October 31, 2004	Six Months Ended April 30, 2005	Year Ended October 31, 2004	Six Months Ended April 30, 2005	Year Ended October 31, 2004
International (Number of Shares)
Shares sold	815,459	3,451,836	293,382	505,076	116,579	393,597
Dividends reinvested	45,505	4,890	6,257	—	3,911	—
Shares redeemed	(751,814)	(3,759,822)	(224,414)	(422,474)	(245,817)	(437,630)
Net increase (decrease) in shares outstanding	109,150	(303,096)	75,225	82,602	(125,327)	(44,033)

International ($)
Shares sold	$8,492,632	$31,757,670	$2,942,361	$4,510,934	$1,169,754	$3,490,125
Dividends reinvested	464,320	41,300	61,874	—	38,715	—
Redemption fee proceeds	6,423	9,571	—	—	—	—
Shares redeemed	(7,801,504)	(35,163,553)	(2,262,870)	(3,794,744)	(2,471,703)	(3,937,183)
Net increase (decrease)	$1,161,871	$(3,355,012)	$741,365	$716,190	$(1,263,234)	$(447,058)

41

NOTES TO FINANCIAL STATEMENTS AS OF APRIL 30, 2005 (UNAUDITED) (CONTINUED)

NOTE 10 — CAPITAL SHARES (continued)

	Class I Shares		Class Q Shares
	Six Months Ended April 30, 2005	Year Ended October 31, 2004	Six Months Ended April 30, 2005	Year Ended October 31, 2004
International (Number of Shares)
Shares sold	409,611	1,345,222	249,768	818,308
Dividends reinvested	26,513	5,236	9,243	4,519
Shares redeemed	(108,625)	(957,334)	(124,243)	(1,824,099)
Net increase (decrease) in shares outstanding	327,499	393,124	134,768	(1,001,272)

International ($)
Shares sold	$4,272,451	$12,342,742	$2,574,929	$7,234,622
Dividends reinvested	268,842	43,979	93,629	37,916
Shares redeemed	(1,125,799)	(8,621,051)	(1,285,457)	(15,730,891)
Net increase (decrease)	$3,415,494	$3,765,670	$1,383,101	$(8,458,353)

	Class A Shares		Class B Shares		Class C Shares
	Six Months Ended April 30, 2005	Year Ended October 31, 2004	Six Months Ended April 30, 2005	Year Ended October 31, 2004	Six Months Ended April 30, 2005	Year Ended October 31, 2004
International SmallCap (Number of Shares)
Shares sold	942,670	2,416,993	125,110	215,764	79,889	139,626
Dividends reinvested	—	864	—	—	—	—
Shares redeemed	(1,190,785)	(3,047,832)	(328,780)	(640,673)	(265,376)	(491,748)
Net decrease in shares outstanding	(248,115)	(629,975)	(203,670)	(424,909)	(185,487)	(352,122)
International SmallCap ($)
Shares sold	$31,296,722	$67,323,822	$4,266,150	$6,380,056	$2,469,230	$3,856,477
Dividends reinvested	—	21,615	—	—	—	—
Shares redeemed	(38,983,616)	(84,650,202)	(11,156,754)	(18,689,602)	(8,245,008)	(13,154,747)
Net decrease	$(7,686,894)	$(17,304,765)	$(6,890,604)	$(12,309,546)	$(5,775,778)	$(9,298,270)

	Class Q Shares
	Six Months Ended April 30, 2005	Year Ended October 31, 2004
International SmallCap (Number of Shares)
Shares sold	126,466	882,652
Dividends reinvested	—	1,207
Shares redeemed	(389,267)	(1,851,928)
Net decrease in shares outstanding	(262,801)	(968,069)

International SmallCap ($)
Shares sold	$4,421,397	$25,088,370
Dividends reinvested	—	32,268
Shares redeemed	(13,574,117)	(53,724,869)
Net decrease	$(9,152,720)	$(28,604,231)

	Class A Shares		Class B Shares		Class C Shares
	Six Months Ended April 30, 2005	Year Ended October 31, 2004	Six Months Ended April 30, 2005	Year Ended October 31, 2004	Six Months Ended April 30, 2005	Year Ended October 31, 2004
International Value (Number of Shares)
Shares sold	14,013,665	27,310,057	576,618	679,383	542,198	167,511
Dividends reinvested	4,658,876	521,473	1,078,233	—	1,619,582	—
Shares redeemed	(18,876,294)	(37,013,357)	(2,496,818)	(4,509,591)	(2,869,844)	(6,201,914)
Net decrease in shares outstanding	(203,753)	(9,181,827)	(841,967)	(3,830,208)	(708,064)	(6,034,403)

International Value ($)
Shares sold	$241,746,862	$426,282,785	$9,719,342	$10,492,016	$9,025,220	$2,545,765
Dividends reinvested	78,640,245	7,159,457	17,941,796	—	26,885,154	—
Shares redeemed	(325,927,270)	(582,960,037)	(42,471,812)	(69,353,813)	(48,804,432)	(95,278,538)
Net decrease	$(5,540,163)	$(149,517,795)	$(14,810,674)	$(58,861,797)	$(12,894,058)	$(92,732,773)

42

NOTES TO FINANCIAL STATEMENTS AS OF APRIL 30, 2005 (UNAUDITED) (CONTINUED)

NOTE 10 — CAPITAL SHARES (continued)

	Class I Shares		Class Q Shares
	Six Months Ended April 30, 2005	Year Ended October 31, 2004	Six Months Ended April 30, 2005	Year Ended October 31, 2004
International Value (Number of Shares)
Shares sold	12,219,100	20,029,766	20,019	44,672
Dividends reinvested	2,611,155	334,126	69,842	6,447
Shares redeemed	(5,777,227)	(6,425,560)	(115,618)	(482,259)
Net increase (decrease) in shares outstanding	9,053,028	13,938,332	(25,757)	(431,140)
International Value ($)
Shares sold	$211,506,106	$64,019,780	$345,937	$684,725
Dividends reinvested	44,052,154	9,787,206	1,179,631	88,586
Shares redeemed	(99,448,328)	(81,395,062)	(1,998,730)	(7,574,954)
Net increase (decrease)	$156,109,932	$(7,588,076)	$(473,162)	$(6,801,643)

NOTE 11 — ILLIQUID SECURITIES

Pursuant to guidelines adopted by the Fund’s Board, the following securities have been deemed to be illiquid. The Funds currently limit investment in illiquid securities to 15% of the Fund’s net assets, at market value, at the time of purchase.

Fund	Security	Shares	Initial Acquisition Date	Cost	Value	Percent of Net Assets
Foreign	Centrenergo ADR	1,530	12/17/03	$3,623	$12,811	0.0%

NOTE 12 — CONCENTRATION OF RISKS

Foreign Securities (All Funds). Investments in foreign securities may entail risks not present in domestic investments. Since investments of securities are denominated in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Funds. Foreign investments may also subject the Funds to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, as well as from movements in currency, security value and interest rate, all of which could affect the market and/or credit risk of the investments.

Emerging Markets Investments (All Funds). Because of less developed markets and economies and, in some countries, less mature governments and governmental institutions, the risks of investing in foreign securities can be intensified in the case of investments in issuers domiciled or doing substantial business in emerging market countries.

NOTE 13 — SECURITIES LENDING

Under an agreement with The Bank of New York (“BNY”), the Funds can lend their securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash and U.S. Government securities. The collateral must be in an amount equal to at least 105% of the market value of non-U.S. securities loaned and 102% of the market value of U.S. securities loaned. The cash collateral received is invested in approved investments as defined in the Securities Lending Agreement with BNY (the “Agreement”). The securities purchased with cash collateral received are reflected in the Portfolio of Investments. Generally, in the event of counterparty default, the Funds have the right to use the collateral to offset losses incurred. The Agreement contains certain guarantees by BNY in the event of counterparty default and/or a borrower’s failure to return a loaned security, however there would be a potential loss to the Funds in the event the Funds are delayed or prevented from exercising their right to dispose of the collateral. The Funds bear the risk of loss with respect to the investment of collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Fund. At October 31, 2004, the following Funds had securities on loan with the following market values:

Fund	Value of Securities Loaned	Value of Collateral
Emerging Countries	$10,301,876	$10,697,583
Foreign	1,726,452	1,780,430
International SmallCap	26,478,303	27,709,691
International Value	31,935,221	32,689,894

43

NOTES TO FINANCIAL STATEMENTS AS OF APRIL 30, 2005 (UNAUDITED) (CONTINUED)

NOTE 14 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as distributions of paid-in capital.

Dividends paid by the Funds from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

The tax composition of dividends and distributions to shareholders were as follows:

	Six Months Ended April 30, 2005
	Ordinary Income	Long-Term Capital Gains
Emerging Countries	$72,677	$—
International	1,011,092	—
International Value	47,073,127	184,904,220

	Year Ended October 31, 2004
	Ordinary Income	Return of Capital
Emerging Countries	$441,079	$—
Foreign	309,545	186,129
International	147,464	—
International SmallCap	63,563	—
International Value	15,265,465	—

The tax-basis components of distributable earnings and the expiration dates of the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes were as follows at October 31, 2004:

	Undistributed Ordinary Income	Unrealized Long-term Capital Gain	Unrealized Appreciation (Depreciation)	Capital Loss Carryforwards	Expiration Dates
Global Value Choice	$—	$—	$14,037,056	$(126,163,979)	2009
				(81,779,077)	2010
				(6,183,953)	2011
				$(214,127,009)
Emerging Countries	53,613	—	28,141,991	$(12,080,523)	2005
				(13,086,178)	2007
				(26,645,430)	2008
				(35,091,427)	2009
				(18,266,429)	2010
				$(105,169,987)*
Foreign	—	—	9,214,287	$(1,527,768)	2012
International	1,006,230	—	11,075,219	$(1,411,836)	2008
				(10,784,182)	2009
				(10,921,164)	2010
				(2,172,053)	2011
				$(25,289,235)
International SmallCap	—	—	56,871,017	$(104,789,036)	2009
				(57,646,473)	2010
				$(162,435,509)
International Value	47,068,465	184,901,850	332,512,342	—	—

*	Utilization of these capital losses is subject to annual limitations under Section 382 of the Internal Revenue Code.

44

NOTES TO FINANCIAL STATEMENTS AS OF APRIL 30, 2005 (UNAUDITED) (CONTINUED)

NOTE 15 — INFORMATION REGARDING TRADING OF ING’S U.S. MUTUAL FUNDS

ING Investments, LLC (“Investments”), the adviser to the ING Funds, has reported to the Boards of Directors/Trustees (the “Board”) of the ING Funds that, like many U.S. financial services companies, Investments and certain of its U.S. affiliates have received informal and formal requests for information since September 2003 from various governmental and self-regulatory agencies in connection with investigations related to mutual funds and variable insurance products. Investments has advised the Board that it and its affiliates have cooperated fully with each request.

In addition to responding to regulatory and governmental requests, Investments reported that management of U.S. affiliates of ING Groep N.V., including Investments (collectively, “ING”), on their own initiative, have conducted, through independent special counsel and a national accounting firm, an extensive internal review of trading in ING insurance, retirement, and mutual fund products. The goal of this review was to identify any instances of inappropriate trading in those produc ts by third parties or by ING investment professionals and other ING personnel. ING’s internal review related to mutual fund trading is now substantially completed. ING has reported that, of the millions of customer relationships that ING maintains, the internal review identified several isolated arrangements allowing third parties to engage in frequent trading of mutual funds within ING’s variable insurance and mutual fund products, and identified other circumstances where frequent trading occurred, despite measures taken by ING intended to combat market timing. ING further reported that each of these arrangements has been terminated and fully disclosed to regulators. The results of the internal review were also reported to the independent members of the Board.

Investments has advised the Board that most of the identified arrangements were initiated prior to ING’s acquisition of the businesses in question in the U.S. Investments further reported that the companies in question did not receive special benefits in return for any of these arrangements, which have all been terminated. Based on the internal review, Investments has advised the Board that the identified arrangements do not represent a systemic problem in any of the companies that were involved.

More specifically, Investments reported to the Board that, at this time, these instances include the following:

•                  ING has identified three arrangements, dating from 1995, 1996 and 1998, under which the administrator to the then-Pilgrim Funds, which subsequently became part of the ING Funds, entered formal and informal arrangements that permitted frequent trading. ING Funds Distributor, LLC (“IFD”) has received a notice from the staff of the NASD informing IFD that it has made a preliminary determination to recommend that disciplinary action be brought against IFD and one of its registered persons for violations of the NASD Conduct Rules and certain provisions of the federal securities laws in connection with these arrangements. As permitted under NASD procedures, IFD may respond to the NASD staff before the staff makes a final recommendation.

•                  Aeltus Investment Management, Inc. (a predecessor entity to ING Investment Management Co.) has identified two investment professionals who engaged in extensive frequent trading in certain ING Funds. One was subsequently terminated for cause and incurred substantial financial penalties in connection with this conduct and the second has been disciplined.

•                  ReliaStar Life Insurance Company (“ReliaStar”) entered into agreements seven years ago permitting the owner of policies issued by the insurer to engage in frequent trading and to submit orders until 4pm Central Time. In 2001 ReliaStar also entered into a selling agreement with a broker-dealer that engaged in frequent trading. Employees of ING affiliates were terminated and/or disciplined in connection with these matters.

•                  In 1998, Golden American Life Insurance Company entered into arrangements permitting a broker-dealer to frequently trade up to certain specific limits in a fund available in an ING variable annuity product. No employee responsible for this arrangement remains at the company.

For additional information regarding these matters, you may consult the Form 8-K for each of four life insurance companies, ING USA Annuity and Life Insurance Company, ING Life Insurance and Annuity Company, ING Insurance Company of America, and ReliaStar Life Insurance Company of New York, each filed with the Securities and Exchange Commission (the “SEC”) on September 9, 2004. These Forms 8-K can be accessed through the SEC’s Web site at http://www.sec.gov. Despite the extensive internal review conducted through independent special counsel and a national accounting firm, there can be no assurance that the instances of inappropriate trading reported to the Board are the only instances of such

45

NOTES TO FINANCIAL STATEMENTS AS OF APRIL 30, 2005 (UNAUDITED) (CONTINUED)

NOTE 15 — INFORMATION REGARDING TRADING OF ING’S U.S. MUTUAL FUNDS (continued)

trading respecting the ING Funds. Investments reported to the Board that ING is committed to conducting its business with the highest standards of ethical conduct with zero tolerance for noncompliance.

Accordingly, Investments advised the Board that ING management was disappointed that its voluntary internal review identified these situations. Viewed in the context of the breadth and magnitude of its U.S. business as a whole, ING management does not believe that ING’s acquired companies had systemic ethical or compliance issues in these areas. Nonetheless, Investments reported that given ING’s refusal to tolerate any lapses, it has taken the steps noted below, and will continue to seek opportunities to further strengthen the internal controls of its affiliates.

•                  ING has agreed with the ING Funds to indemnify and hold harmless the ING Funds from all damages resulting from wrongful conduct by ING or its employees or from ING’s internal investigation, any investigations conducted by any governmental or self-regulatory agencies, litigation or other formal proceedings, including any proceedings by the Securities and Exchange Commission. Investments reported to the Board that ING management believes that the total amount of any indemnification obligations will not be material to ING or its U.S. business.

•                  ING updated its Code of Conduct for employees reinforcing its employees’ obligation to conduct personal trading activity consistent with the law, disclosed limits, and other requirements.

•                  The ING Funds, upon a recommendation from ING, updated their respective Codes of Ethics applicable to investment professionals with ING entities and certain other fund personnel, requiring such personnel to pre-clear any purchases or sales of ING Funds that are not systematic in nature (i.e., dividend reinvestment), and imposing minimum holding periods for shares of ING Funds.

•                  ING instituted excessive trading policies for all customers in its variable insurance and retirement products and for shareholders of the ING Funds sold to the public through financial intermediaries. ING does not make exceptions to these policies.

•                  ING reorganized and expanded its U.S. Compliance Department, and created an Enterprise Compliance team to enhance controls and consistency in regulatory compliance.

46

PORTFOLIO OF INVESTMENTS
ING GLOBAL VALUE CHOICE FUND	AS OF APRIL 30, 2005 (UNAUDITED)

Shares				Value
COMMON STOCK: 99.0%
		Australia: 1.2%
270,560		Alumina Ltd.		$1,222,947
				1,222,947
		Belgium: 1.0%
27,442		Belgacom SA		1,054,257
				1,054,257
		Canada: 3.8%
100,500		Barrick Gold Corp.		2,243,160
46,250		Suncor Energy, Inc.		1,704,775
				3,947,935
		Finland: 1.9%
110,400		Metso Oyj		2,002,238
				2,002,238
		France: 1.7%
4,500		Areva SA		1,784,157
				1,784,157
		Hong Kong: 1.6%
295,000		CLP Holdings Ltd.		1,672,355
				1,672,355
		Italy: 2.1%
46,144		ENI S.p.A.		1,164,055
353,926		Telecom Italia S.p.A.		1,001,499
				2,165,554
		Japan: 15.6%
106,000		Dai Nippon Printing Co., Ltd.		1,697,940
45,800		Fuji Photo Film Co., Ltd.		1,509,906
166,000		Kirin Brewery Co., Ltd.		1,607,129
67,000		Makita Corp.		1,264,737
113,000		Matsushita Electric Industrial Co., Ltd.		1,651,880
14,900		Nintendo Co., Ltd.		1,689,325
74,900		Sankyo Co., Ltd.		1,559,671
143,000		Sekisui House Ltd.		1,508,759
120,000		Shiseido Co., Ltd.		1,526,977
17,000		Takefuji Corp.		1,076,196
96,000		Wacoal Corp.		1,204,567
				16,297,087
		Netherlands: 1.5%
9,086		DSM NV		610,576
21,377		Hunter Douglas NV		1,028,161
				1,638,737
		Papua New Guinea: 0.8%
1,008,204	@	Lihir Gold Ltd.		807,263
				807,263
		Portugal: 1.5%
572,602		Energias de Portugal SA		1,555,402
				1,555,402
		South Africa: 1.6%
34,600		AngloGold Ashanti Ltd. ADR		1,099,588
7,000		Impala Platinum Holdings Ltd.		583,215
				1,682,803
		South Korea: 3.5%
84,100		Korea Electric Power Corp. ADR		$1,244,680
77,700		KT Corp. ADR		1,568,763
18,900		POSCO ADR		860,517
				3,673,960
		Switzerland: 2.2%
4,421		Swisscom AG		1,532,532
48,080	W	Xstrata PLC		831,750
				2,364,282
		Taiwan: 1.5%
77,600		Chunghwa Telecom Co., Ltd. ADR		1,572,952
				1,572,952
		United Kingdom: 8.8%
97,817		Associated British Foods PLC		1,373,742
314,891		J. Sainsbury PLC		1,703,502
61,792		Lonmin PLC		1,088,054
273,977		Misys PLC		1,066,286
4,700		Rio Tinto PLC ADR		566,820
32,000		Shell Transport & Trading Co. PLC ADR		1,723,840
141,249		United Utilities PLC		1,718,288
				9,240,532
		United States: 48.7%
26,600	W	Aetna, Inc.		1,951,642
103,200	@	Agilent Technologies, Inc.		2,141,400
72,900		Albertson’s, Inc.		1,442,691
39,700		Altria Group, Inc.		2,580,103
51,400		Aon Corp.		1,071,690
46,100		Citigroup, Inc.		2,164,856
101,000		Computer Associates Intl., Inc.		2,716,900
64,200		Countrywide Financial Corp.		2,323,398
43,500		Fannie Mae		2,346,824
19,500		Hartford Financial Services Group, Inc.		1,411,215
42,400		Intl. Paper Co.		1,453,896
52,700		J.P. Morgan Chase & Co.		1,870,323
32,200		Kerr-McGee Corp.		2,498,720
25,700		Kimberly-Clark Corp.		1,604,965
133,700	@	Liberty Media Corp.		1,342,348
34,600		Lockheed Martin Corp.		2,108,870
13,300		MGIC Investment Corp.		784,700
125,800		Motorola, Inc.		1,929,771
38,200		Noble Energy, Inc.		2,449,384
43,100		Northrop Grumman Corp.		2,363,604
31,700		Pitney Bowes, Inc.		1,417,624
29,300		Radian Group, Inc.		1,301,799
30,100		Raytheon Co.		1,132,061
72,200		Sprint Corp.		1,607,172
41,600	@	Toys “R” Us, Inc.		1,054,560
33,100		Union Pacific Corp.		2,116,083
52,600		Viacom, Inc.		1,821,012
32,200		Wells Fargo & Co.		1,930,068
				50,937,679
		Total Common Stock (Cost $104,674,085)		103,620,140
		Total Investments In Securities (Cost $104,674,085)*	99.0%	$103,620,140
		Other Assets and Liabilities-Net	1.0	1,005,621
		Net Assets	100.0%	$104,625,761

See Accompanying Notes to Financial Statements

47

PORTFOLIO OF INVESTMENTS
ING GLOBAL VALUE CHOICE FUND	AS OF APRIL 30, 2005 (UNAUDITED) (CONTINUED)

Securities may have been fair valued in accordance with procedures approved by the Board of Directors/Trustees (Note 2A).

@	Non-income producing security
ADR	American Depositary Receipt
W	When-issued or delayed delivery security.
*	Cost for federal income tax purposes is $104,763,813. Net unrealized depreciation consists of:

Gross Unrealized Appreciation	$2,840,064
Gross Unrealized Depreciation	(3,983,737)
Net Unrealized Depreciation	$(1,143,673)

Industry	Percentage of Net Assets
Aerospace/Defense	5.4%
Agriculture	2.5
Apparel	1.2
Banks	1.8
Beverages	1.6
Chemicals	0.6
Commercial Services	1.6
Cosmetics/Personal Care	1.5
Diversified Financial Services	9.3
Electric	4.3
Electronics	2.0
Energy - Alternate Sources	1.7
Food	4.3
Forest Products and Paper	1.4
Hand/Machine Tools	1.2
Healthcare-Services	1.9
Home Builders	1.4
Home Furnishings	1.6
Household Products/Wares	1.5
Housewares	1.0
Insurance	4.4
Iron/Steel	0.8
Machinery - Diversified	1.9
Media	3.0
Mining	8.1
Miscellaneous Manufacturing	1.4
Office/Business Equipment	1.4
Oil and Gas	9.1
Pharmaceuticals	1.5
Retail	1.0
Software	3.6
Telecommunications	9.8
Toys/Games/Hobbies	1.6
Transportation	2.0
Water	1.6
Other Assets and Liabilities, Net	1.0
Net Assets	100.0%

See Accompanying Notes to Financial Statements

48

PORTFOLIO OF INVESTMENTS
ING EMERGING COUNTRIES FUND	AS OF APRIL 30, 2005 (UNAUDITED)

Shares			Value
COMMON STOCK: 95.6%
		Argentina: 3.8%
273,000	@,L	Grupo Financiero Galicia SA ADR	$2,012,010
178,070	@	Telecom Argentina SA ADR	2,038,902
			4,050,912
		Brazil: 19.2%
79,700		Brasil Telecom Participacoes SA ADR	2,605,393
233,000	@	Centrais Eletricas Brasileiras SA ADR	1,460,095
40,000	@	Cia de Saneamento Basico do Estado de Sao Paulo	2,069,807
467,910	L	Cia Paranaense de Energia ADR	2,437,811
583,145,600	@	Embratel Participacoes SA	956,879
51,100		Petroleo Brasileiro SA ADR	1,877,925
123,000		Souza Cruz SA	1,420,552
141,700	L	Tele Centro Oeste Celular Participacoes SA ADR	1,486,433
64,500	L	Tele Norte Leste Participacoes SA ADR	954,600
370,500	@	Telesp Celular Participacoes SA ADR	1,956,239
99,900	L	Tim Participacoes SA ADR	1,498,500
58,480		Uniao de Bancos Brasileiros SA GDR	1,940,951
			20,665,185
		Chile: 1.9%
82,800		AFP Provida SA ADR	2,082,420
			2,082,420
		China: 1.7%
10,458,000		Sinopec Yizheng Chemical Fibre Co., Ltd.	1,824,429
			1,824,429
		Croatia: 1.1%
108,670		Pliva DD GDR	1,184,503
			1,184,503
		Czech Republic: 1.6%
91,548		Cesky Telecom AS	1,724,150
			1,724,150
		Estonia: 1.0%
34,821	@	Eesti Telekom GDR	1,089,647
			1,089,647
		Greece: 2.0%
225,400		Hellenic Telecommunications Organization SA ADR	2,107,489
			2,107,489
		Hong Kong: 4.4%
8,750,000	L	Brilliance China Automotive Holdings Ltd.	1,505,827
3,556,000		SCMP Group Ltd.	1,675,518
1,395,000		SmarTone Telecommunications Holding Ltd.	1,529,958
			4,711,303
		Hungary: 2.5%
621,709		Matav Magyar Tavkozlesi Rt.	$2,745,740
			2,745,740
		India: 3.1%
120,000		Larsen & Toubro Ltd.	2,656,788
96,000		Ultra Tech Cement Ltd.	737,381
			3,394,169
		Indonesia: 3.6%
973,000		Gudang Garam Tbk PT	1,535,607
21,484,500		Indofood Sukses Makmur Tbk PT	2,292,279
			3,827,886
		Luxembourg: 1.8%
81,400		Quilmes Industrial SA ADR	1,947,902
			1,947,902
		Malaysia: 1.6%
812,400		Proton Holdings Bhd	1,677,980
			1,677,980
		Mexico: 1.8%
54,900	L	Telefonos de Mexico SA de CV ADR	1,861,110
15,910		TV Azteca SA de CV ADR	127,121
			1,988,231
		Panama: 2.1%
121,200		Banco Latinoamericano de Exportaciones SA	2,289,468
			2,289,468
		Philippines: 2.7%
1,535,900		Bank of the Philippine Islands	1,366,137
3,652,100	@	Manila Electric Co.	1,505,670
			2,871,807
		Russia: 2.0%
15,500		LUKOIL ADR	2,114,606
			2,114,606
		Singapore: 6.4%
294,000		DBS Group Holdings Ltd.	2,573,531
111,000		Fraser and Neave Ltd.	1,055,036
1,355,000		MobileOne Ltd.	1,698,599
193,000		Oversea-Chinese Banking Corp.	1,585,091
			6,912,257
		South Korea: 21.5%
214,930		Daegu Bank	1,625,118
18,580		Hite Brewery Co., Ltd.	1,726,379
6,970		KCC Corp.	1,178,588
46,570		Kookmin Bank	1,976,847
117,860		Korea Electric Power Corp.	3,433,746
17,200		KT Corp.	658,109
90,790		KT Freetel Co., Ltd.	2,094,573
51,950		LG Chem Ltd.	1,982,499
7,316		POSCO	1,332,661
198,350		Pusan Bank	1,537,381
5,125		Samsung Electronics Co., Ltd.	2,343,966
166,150	L	SK Telecom Co., Ltd. ADR	3,233,278
			23,123,145

See Accompanying Notes to Financial Statements

49

PORTFOLIO OF INVESTMENTS
ING EMERGING COUNTRIES FUND	AS OF APRIL 30, 2005 (UNAUDITED) (CONTINUED)

Shares				Value
		Taiwan: 5.6%
73,700	L	Chunghwa Telecom Co., Ltd. ADR		$1,493,899
727,400	@,L	United Microelectronics Corp. ADR		2,364,050
1,458,718	@	Yageo Corp. GDR		2,188,077
				6,046,026
		Thailand: 1.9%
1,506,200		Siam Makro Public Co., Ltd.		2,102,759
				2,102,759
		Venezuela: 2.3%
128,500		Cia Anonima Nacional Telefonos de Venezuela ADR		2,459,490
				2,459,490
		Total Common Stock (Cost $102,327,729)		102,941,504

Principal Amount				Value

SHORT-TERM INVESTMENTS: 9.9%
		Securities Lending CollateralCC: 9.9%
$10,697,583		The Bank of New York Institutional Cash Reserves Fund		10,697,583
		Total Short-Term Investments (Cost $10,697,583)		10,697,583
		Total Investments In Securities (Cost $113,025,312)*	105.5%	$113,639,087
		Other Assets and Liabilities-Net	(5.5)	(5,948,316)
		Net Assets	100.0%	$107,690,771

Securities may have been fair valued in accordance with procedures approved by the Board of Directors/Trustees (Note 2A).

@	Non-income producing security
ADR	American Depositary Receipt
GDR	Global Depositary Receipt
cc	Securities purchased with cash collateral for securities loaned.
L	Loaned security, a portion or all of the security is on loan at April 30, 2005.
*	Cost for federal income tax purposes is $113,301,874. Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$9,550,356
Gross Unrealized Depreciation	(9,213,143)
Net Unrealized Appreciation	$337,213

Percentage Industry	of Net Assets
Agriculture	2.7%
Auto Manufacturers	3.0
Banks	13.8
Beverages	4.4
Building Materials	0.7
Cellular Telecommunications	12.5
Chemicals	4.6
Diversified Financial Services	1.9
Electric	8.2
Electrical Components and Equipment	2.2
Electronics	2.0
Engineering and Construction	2.5
Food	2.1
Investment Companies	1.9
Iron/Steel	1.2
Media	1.7
Oil and Gas	3.7
Pharmaceuticals	1.1
Retail	2.0
Semiconductors	2.2
Telecommunications Services	3.0
Telephone-Integrated	16.3
Water	1.9
Securities Lending Collateral	9.9
Other Assets and Liabilities, Net	(5.5)
Net Assets	100.0%

See Accompanying Notes to Financial Statements

50

PORTFOLIO OF INVESTMENTS
ING FOREIGN FUND	AS OF APRIL 30, 2005 (UNAUDITED)

Shares			Value
COMMON STOCK: 90.4%

		Australia: 3.0%
17,085		Amcor Ltd.	$86,663
95,632		AMP Ltd.	504,308
171,277		BHP Billiton Ltd.	2,166,603
22,530		Brambles Industries Ltd.	138,398
24,167		John Fairfax Holdings Ltd.	71,836
166,845		Macquarie Airports	437,515
78,204		Macquarie Infrastructure Group	222,756
80,953		Newcrest Mining Ltd.	943,484
41,131		Patrick Corp. Ltd.	175,673
25,777		Rio Tinto Ltd.	838,427
35,996		Southcorp Ltd.	119,362
			5,705,025
		Austria: 2.9%
18,186		Bank Austria Creditanstalt AG	1,684,592
15,757		Erste Bank der Oesterreichischen Sparkassen AG	766,915
4,643		Flughafen Wien AG	301,884
2,703		OMV AG	835,154
19,151	@	Raiffeisen Intl. Bank Holding AG	988,920
26,099		Telekom Austria AG	502,608
10,494		Wienerberger AG	445,889
			5,525,962
		Belgium: 1.5%
3,906		Almancora Communications Va	338,300
5,779		Belgacom SA	222,016
17,370		Fortis	485,051
22,968		KBC Bancassurance Holding	1,823,031
			2,868,398
		Brazil: 0.2%
10,732		Cia Vale do Rio Doce ADR	289,227
			289,227
		Bulgaria: 0.0%
99,546	@,XX	Republic of Bulgaria	44,874
			44,874
		Canada: 1.2%
55,092	@	Bema Gold Corp.	112,822
9,236		Canadian Natural Resources Ltd.	459,243
1,177	@	Centerra Gold, Inc.	17,820
44,793	@	Eldorado Gold Corp.	107,079
8,044		EnCana Corp.	516,247
7,040	@	Ivanhoe Mines Ltd.	48,637
4,642		Petro-Canada	258,409
4,523		Talisman Energy, Inc.	136,849
8,838		Teck Cominco Ltd.	286,278
16,618	@,L	Telesystem Intl. Wireless, Inc.	255,087
			2,198,471
		China: 0.3%
300,000		Beijing Capital Intl. Airport Co., Ltd.	104,813
35,100		Shenzhen Chiwan Wharf Holdings Ltd.	85,996
244,498		Weiqiao Textile Co.	322,536
84,393		Wumart Stores, Inc.	137,571
			650,916
		Cyprus: 0.0%
20,870	@	Bank of Cyprus Public Co., Ltd.	$82,998
			82,998
		Czech Republic: 1.3%
23,775		Cesky Telecom AS	447,761
15,075		CEZ	259,037
14,031		Komercni Banka AS	1,783,180
			2,489,978
		Denmark: 0.9%
2,025		Bryggerigruppen	156,483
1,975		Chr Hansen Holding A/S	318,142
23,613		Danske Bank A/S ADR	693,884
2,180		Kobenhavns Lufthavne	488,696
6,600	@	Vestas Wind Systems A/S	83,721
			1,740,926
		Finland: 1.0%
10,908		Fortum Oyj	165,741
3,400		KCI Konecranes Oyj	133,872
10,063	@	Neste Oil Oyj	225,521
55,443		Nokia Oyj	886,809
5,350		Stockmann Oyj Abp	179,666
9,800		UPM-Kymmene Oyj	195,744
			1,787,353
		France: 9.0%
1,956		Accor SA	89,799
687		Air Liquide	123,288
59,607	@	Alcatel SA	643,650
6,888	@	Altran Technologies SA	56,409
3,089	@	Atos Origin	187,327
5,641		Autoroutes du Sud de la France	292,077
6,120		AXA	153,349
14,532		BNP Paribas	962,050
18,689		Bouygues	747,148
15,931		Carrefour SA	776,217
4,126		Cie de Saint-Gobain	233,919
8,243		France Telecom SA	243,115
1,335		Gecina SA	152,130
6,116		Generale de Sante	128,015
778		Groupe Steria SCA	29,582
30,716		Havas SA	195,748
5,601	@	JC Decaux SA	148,518
2,247		Lafarge SA	205,135
18,808		LVMH Moet Hennessy Louis Vuitton SA	1,333,672
5,835		Pernod-Ricard	887,202
2,183		Pinault-Printemps-Redoute	215,653
4,170		Publicis Groupe	119,713
2,551		Renault SA	214,502
29,057		Sanofi-Aventis	2,581,378
1,100	@	Societe Des Autoroutes Paris-Rhin-Rhone	60,584
14,364		Societe Television Francaise 1	408,732
15,721		Suez SA	431,494
12,994		Thales SA	529,131
14,809		Total SA	3,303,693
13,398		Veolia Environnement	507,750
4,603		Vinci SA	694,017
8,765		Vivendi Universal SA	263,086
			16,918,083

See Accompanying Notes to Financial Statements

51

PORTFOLIO OF INVESTMENTS
ING FOREIGN FUND	AS OF APRIL 30, 2005 (UNAUDITED) (CONTINUED)

Shares			Value
		Germany: 7.3%
3,114		Adidas-Salomon AG	$486,788
6,998		Allianz AG	846,427
7,938		BASF AG	521,151
16,058	@	Bayerische Hypo-und Vereinsbank AG	383,697
3,686		Bilfinger Berger AG	172,239
37,235	@	Commerzbank AG	817,741
2,520		Continental AG	186,682
7,610		Deutsche Bank AG	622,291
6,975		Deutsche Post AG	164,162
35,267		Deutsche Telekom AG	669,508
22,499		E.ON AG	1,914,512
28,813		Fraport AG Frankfurt Airport Services Worldwide	1,156,666
1,461	@	Freenet.de AG	32,769
1,508		Fresenius Medical Care AG	120,599
3,131		Henkel KGaA	256,029
6,088	@	Hypo Real Estate Holding AG	253,101
7,208		IVG Immobilien AG	124,778
16,450		KarstadtQuelle AG	158,846
1,321		Linde AG	87,754
14,284		MAN AG	603,887
14,245		Metro AG	760,090
7,296		Muenchener Rueckversicherungs AG	806,465
4,238	@	Premiere AG	164,131
704		Puma AG Rudolf Dassler Sport	163,091
13,880		RWE AG	831,438
19,165		Siemens AG	1,416,838
			13,721,680
		Greece: 0.2%
14,524		Hellenic Telecommunications Organization SA	272,248
3,301		National Bank of Greece SA	111,317
			383,565
		Hong Kong: 0.2%
88,000		China Merchants Holdings Intl. Co., Ltd.	171,840
129,000	@	Clear Media Ltd.	115,832
186,000		Texwinca Holdings Ltd.	155,224
			442,896
		Hungary: 1.8%
2,861		Egis Rt.	226,060
1,168		Gedeon Richter Rt.	142,422
127,181		Matav Magyar Tavkozlesi Rt.	561,687
1,760		Mol Magyar Olaj- es Gazipari Rt.	145,250
76,244		OTP Bank Rt.	2,351,006
			3,426,425
		Indonesia: 0.3%
838,993		Bank Mandiri Persero Tbk PT	140,648
546,500		Indofood Sukses Makmur Tbk PT	58,309
84,757		Semen Gresik Persero Tbk PT	140,967
555,704		Telekomunikasi Indonesia Tbk PT	249,866
			589,790
		Ireland: 0.3%
18,807	@	Celtic Resources Holdings PLC	149,461
3,554		Depfa Bank PLC	54,884
210,989	@	Dragon Oil PLC	363,300
			567,645
		Italy: 5.5%
15,890		Assicurazioni Generali S.p.A.	$490,041
3,345		Autostrada Torino-Milano S.p.A.	68,579
6,196	@	Banca Antonveneta S.p.A.	207,871
362,648		Banca Intesa S.p.A.	1,660,953
128,165		Banca Monte dei Paschi di Siena S.p.A	450,950
98,246	@	Banca Nazionale del Lavoro S.p.A.	310,459
59,833		Banca Popolare di Milano SCRL	569,447
26,720		Banche Popolari Unite SCRL	567,163
124,078		Beni Stabili S.p.A.	126,752
9,814		Buzzi Unicem S.p.A.	142,360
146,462		Capitalia S.p.A.	786,777
218,738		Cassa di Risparmio di Firenze S.p.A.	562,261
51,535		Credito Emiliano S.p.A.	592,600
69,696		Enel S.p.A.	663,261
27,176		ENI S.p.A.	685,557
20,502		Mediaset S.p.A.	267,097
30,102		Mediobanca S.p.A.	496,488
18,024		Saipem S.p.A.	226,516
47,303		Sanpaolo IMI S.p.A.	702,692
5,806		Societa Iniziative Autostradali e Servizi S.p.A.	81,122
44,776		Telecom Italia S.p.A.	152,297
93,772		UniCredito Italiano S.p.A.	526,663
			10,337,906
		Japan: 12.6%
930		Acom Co., Ltd.	59,744
5,175		Aeon Credit Service Co., Ltd.	341,646
300	@,W	Aiful Corp.	21,875
600		Aiful Corp.	44,615
5,900		Aisin Seiki Co., Ltd.	127,612
15,000		Asahi Glass Co., Ltd.	166,072
11,000		Bank of Fukuoka Ltd.	66,630
37,000		Bank of Yokohama Ltd.	211,447
10,000		Bridgestone Corp.	191,661
22,637		Canon, Inc.	1,176,698
10,900		Casio Computer Co., Ltd.	148,677
10,000		Chiba Bank Ltd.	61,468
20,158		Credit Saison Co., Ltd.	686,676
10,000		Dai Nippon Printing Co., Ltd.	160,183
6,000		Daihatsu Motor Co., Ltd.	47,821
19,787		Denso Corp.	467,992
67		East Japan Railway Co.	348,416
2,800		Exedy Corp.	46,841
11,300		Fuji Photo Film Co., Ltd.	372,531
110		Fuji Television Network, Inc.	231,884
0		Fujisawa Pharmaceutical Co., Ltd.	0
8,400		Hitachi Capital Corp.	159,097
24,831		Hitachi Ltd.	145,621
24,163		Honda Motor Co., Ltd.	1,162,142
3,900		Ibiden Co., Ltd.	83,046
2,500		Ito En Ltd.	122,466
4,655		Ito-Yokado Co., Ltd.	160,240
120		Japan Tobacco, Inc.	1,544,445
14,000		Joyo Bank Ltd.	70,163
29,418		Kao Corp.	680,161
31,126		Koito Manufacturing Co., Ltd.	305,172
1,300		Kyocera Corp.	94,717
102,471		Matsushita Electric Industrial Co., Ltd.	1,497,962

See Accompanying Notes to Financial Statements

52

PORTFOLIO OF INVESTMENTS
ING FOREIGN FUND	AS OF APRIL 30, 2005 (UNAUDITED) (CONTINUED)

Shares			Value
		Japan (continued)
172		Mitsubishi Tokyo Financial Group, Inc.	$1,485,702
198		Mizuho Financial Group, Inc.	928,987
1,800		Nidec Corp.	211,186
23,581		Nikko Cordial Corp.	109,926
30		Nippon Telegraph & Telephone Corp.	125,600
45,406		Nissan Motor Co., Ltd.	446,555
4,600		Nissin Food Products Co., Ltd.	121,953
7,500		Nitto Denko Corp.	408,748
47,653		Nomura Holdings, Inc.	605,871
189		NTT DoCoMo, Inc.	292,476
500		ORIX Corp.	67,835
8,000		Ricoh Co., Ltd.	127,215
18,221		Sanyo Electric Co., Ltd.	52,762
3,500		Secom Co., Ltd.	139,389
73,716	@	Seiyu Ltd.	121,410
9,981		Sharp Corp.	155,356
9,700		Shin-Etsu Chemical Co., Ltd.	357,392
51,362		Shiseido Co., Ltd.	653,572
1,102		SMC Corp.	115,689
17,033		Sony Corp.	628,458
21,000		Sumitomo Heavy Industries Ltd.	84,809
113		Sumitomo Mitsui Financial Group, Inc.	728,914
33,830		Sumitomo Trust & Banking Co., Ltd.	210,858
7,300		Takeda Pharmaceutical Co., Ltd.	355,034
3,450		Takefuji Corp.	218,404
2,000		TDK Corp.	139,226
6,100		Terumo Corp.	180,792
34,900		Tokyo Broadcasting System, Inc.	662,928
16,000		Toppan Printing Co., Ltd.	174,314
59,500		Toyota Motor Corp.	2,157,648
5,602		Uni-Charm Corp.	250,222
10,300		Yamaha Motor Co., Ltd.	179,781
6,892		Yamanouchi Pharmaceutical Co., Ltd.	249,400
			23,754,133
		Luxembourg: 0.2%
6,516	@	Millicom Intl. Cellular SA	116,050
4,058	@	SBS Broadcasting SA	187,074
			303,124
		Mexico: 0.7%
2,900	L	America Movil SA de CV ADR	143,985
13,433	@	Consorcio ARA SA de CV	41,308
44,713		Fomento Economico Mexicano SA de CV	227,819
3,800		Grupo Aeroportuario del Sureste SA de CV ADR	112,328
100,224		Grupo Financiero Banorte SA de CV	645,324
33,401		Grupo Financiero Inbursa SA	68,977
14,960	@	Urbi Desarrollos Urbanos SA de CV	72,851
			1,312,592
		Netherlands: 1.9%
25,965		ABN AMRO Holding NV	631,618
38,374		Aegon NV	482,630
1,100	@,#	Efes Breweries Intl. NV GDR	34,650
13,383		Heineken NV	$426,376
14,483		Koninklijke Philips Electronics NV	360,425
7,175		Royal Dutch Petroleum Co.	420,061
3,511	@	Royal Numico NV	145,725
5,426		TPG NV	147,781
14,762		Unilever NV	953,119
			3,602,385
		New Zealand: 0.1%
160,764		Auckland Intl. Airport Ltd.	234,301
			234,301
		Norway: 2.0%
45,000		Acta Holding ASA	81,235
14,526		DNB NOR ASA	138,889
16,090		Norsk Hydro ASA	1,285,050
6,700		Orkla ASA	225,076
7,810		Smedvig ASA	137,089
86,515		Statoil ASA	1,523,086
17,394		Telenor ASA	145,616
1,900	@	TGS Nopec Geophysical Co. ASA	51,511
27,400		Tomra Systems ASA	100,835
			3,688,387
		Philippines: 0.2%
374,000		Ayala Corp.	47,680
48,400		Bank of the Philippine Islands	43,050
2,346		Globe Telecom, Inc.	35,123
6,100		Philippine Long Distance Telephone ADR	157,197
			283,050
		Poland: 3.7%
14,828	@	Agora SA	268,444
2,835		Bank BPH	405,260
57,150		Bank Millennium SA	49,882
40,917		Bank Pekao SA	1,614,548
21,154		Bank Zachodni WBK SA	586,695
15,273	@	Budimex SA	218,876
13,619	@	CCC SA	57,102
5,755	@	Cersanit Krasnystaw SA	179,019
4,572		Grupa Kety SA	146,116
5,162		Inter Cars SA	52,430
1,975	@	Inter Groclin Auto SA	56,900
8,149		Orbis SA	58,762
4,510		Polska Grupa Farmaceutyczna SA	70,218
9,094		Polski Koncern Naftowy Orlen	125,963
283,717	@	Powszechna Kasa Oszczednosci Bank Polski SA	2,166,399
10,496		Sniezka SA	86,686
1,308	@	Stomil Sanok	44,608
109,813		Telekomunikacja Polska SA	609,882
78,920	@	ZM Duda SA	257,338
			7,055,128
		Portugal: 0.4%
145,493		Banco Comercial Portugues SA	392,695
69,254		Energias de Portugal SA	188,120
6,004		Jeronimo Martins	92,235
7,839	@	Portugal Telecom SGPS SA	86,583
			759,633

See Accompanying Notes to Financial Statements

53

PORTFOLIO OF INVESTMENTS
ING FOREIGN FUND	AS OF APRIL 30, 2005 (UNAUDITED) (CONTINUED)

Shares			Value
		Romania: 1.1%
642,800		Impact	$141,598
1,069,500		Rolast AG	41,675
299,122		Romanian Bank for Development SA	469,550
154,500	@	SIF 1 Banat Crisana Arad	65,042
167,500		SIF 2 Moldova Bacau	62,746
127,000		SIF 3 Transilvania Brasov	58,902
232,500	@	SIF 4 Muntenia Bucuresti	66,358
147,500		SIF 5 Oltenia Craiova	65,778
8,537,510		SNP Petrom SA	961,398
585,000	@,XX	Socep Constanta	54,264
			1,987,311
		Russia: 3.7%
12,300		LUKOIL ADR	1,678,042
18,000	L	MMC Norilsk Nickel ADR	999,001
5,547		Moscow City Telephone ADR	79,322
1,706		North-West Telecom ADR	52,033
58	@	NovaTek OAO	75,980
14,392	L	OAO Gazprom ADR	487,621
3,971		Sberbank RF	2,593,064
6,589		Sibirtelecom OAO ADR	288,335
43,845	@	Tyumen Oil Co.	181,957
25,037		Uralsvyazinform ADR	180,266
40,298		VolgaTelecom ADR	268,385
10,266	@	Wimm-Bill-Dann Foods OJSC ADR	177,910
			7,061,916
		South Africa: 0.3%
50,820		Nedcor Ltd.	627,623
			627,623
		South Korea: 0.7%
3,011		Samsung Electronics Co., Ltd.	1,377,108
			1,377,108
		Spain: 1.4%
5,089		ACS Actividades Cons y Serv	124,487
15,336		Altadis SA	651,918
19,521	@	Cintra Concesiones de Infraestructuras de Transporte SA	210,328
12,687	@	Fadesa Inmobiliaria SA	288,389
2,110		Gas Natural SDG SA	60,298
7,485		Grupo Empresarial Ence SA	210,048
8,523		Grupo Ferrovial SA	486,879
10,173		Inditex SA	302,852
13,654		Promotora de Informaciones SA	261,248
			2,596,447
		Sweden: 4.5%
5,626		Autoliv, Inc.	249,970
12,000	@	Capio AB	186,096
4,863	@	Elekta AB	170,929
31,400		ForeningsSparbanken AB	739,612
44,114		Getinge AB	635,048
1,700		Lindex AB	74,318
12,650	@	Modern Times Group AB	391,866
3,875		Nobia AB	62,209
188,500		Nordea Bank AB	1,796,432
72,724		Skandia Forsakrings AB	345,288
76,200		Skandinaviska Enskilda Banken AB	1,349,325
106,463		Skanska AB	$1,283,375
3,500		Svenska Cellulosa AB	122,336
38,095		Svenska Handelsbanken	860,125
45,563		Telefonaktiebolaget LM Ericsson	135,166
10,500		TeliaSonera AB	55,447
			8,457,542
		Switzerland: 5.7%
114		BKW FMB Energie AG	66,363
21,012		Credit Suisse Group	887,778
19,227		Holcim Ltd.	1,172,418
8,426		Nestle SA	2,226,305
32,749		Novartis AG	1,600,416
28,215		Roche Holding AG	3,427,402
126		SGS SA	85,652
6,658		Swatch Group AG	858,945
4,162		UBS AG	334,147
394	@	Unique Zurich Airport	58,084
			10,717,510
		Turkey: 3.0%
229,158		Akbank TAS	1,107,095
1,564		Aksigorta AS	4,926
18,906		Aygaz AS	36,522
30,305		Cimsa Cimento Sanayi VE Tica	95,267
346,008	@	Dogan Sirketler Grubu Holdings	735,830
14,108	@	Dogus Otomotiv Servis ve Ticaret AS	34,046
292,338		Haci Omer Sabanci Holding AS	853,403
30,295		Hurriyet Gazetecilik AS	54,251
9,688	@	Is Finansal Kiralama AS	29,673
170,359	@	KOC Holding AS	633,903
15,366		Migros Turk TAS	106,616
10,289		Turkcell Iletisim Hizmet AS	63,689
275,899	@	Turkiye Garanti Bankasi AS	987,068
154,234		Turkiye Is Bankasi	784,793
21,449	@	Yapi ve Kredi Bankasi	78,390
			5,605,472
		Ukraine: 0.1%
1,530	@,I,XX	Centrenergo ADR	12,811
87		Ukrnafta Oil Co. ADR	15,611
16,172	@,XX	UkrTelecom ADR	1,693
			140,115
		United Kingdom: 10.9%
18,339		Allied Domecq PLC	240,801
8,220		Anglo American PLC	183,096
37,667		Associated British Ports Holdings PLC	332,399
19,945		BAA PLC	221,524
54,289		Barclays PLC	560,665
72,200		BG Group PLC	560,692
313,925		BP PLC	3,203,625
7,840		British Land Co. PLC	122,873
21,350		British Sky Broadcasting PLC	221,821
18,719		Burberry Group PLC	129,216
49,140		Cadbury Schweppes PLC	494,791
49,336		Compass Group PLC	221,253
88,817		Diageo PLC	1,317,892
11,193		Exel PLC	176,685
2,835		Forth Ports PLC	69,126
68,251		GlaxoSmithKline PLC	1,726,140
34,701		Highland Gold Mining Ltd.	125,912

See Accompanying Notes to Financial Statements

54

PORTFOLIO OF INVESTMENTS
ING FOREIGN FUND	AS OF APRIL 30, 2005 (UNAUDITED) (CONTINUED)

Shares			Value
		United Kingdom (continued)
31,294		Hilton Group PLC	$164,163
26,432		Imperial Tobacco Group PLC	758,321
13,028		National Grid Transco PLC	128,268
14,018		Pearson PLC	170,748
92,954		Peninsular and Oriental Steam Navigation Co.	478,210
22,050		Peter Hambro Mining PLC	244,257
54,264		Prudential PLC	489,715
14,544		Rank Group PLC	72,440
25,781		Reckitt Benckiser PLC	838,440
18,578		Reed Elsevier PLC	182,299
12,145		Royal Bank of Scotland Group PLC	367,140
10,553		Scottish & Southern Energy PLC	189,846
126,263		Shell Transport & Trading Co. PLC	1,135,625
48,786		Smith and Nephew PLC	503,441
178,144		Tesco PLC	1,053,222
1,267,124		Vodafone Group PLC	3,316,450
9,849	W	William Hill PLC	101,922
31,014		WPP Group PLC	337,559
			20,440,577
		United States: 0.2%
2,200	L	News Corp. CDI	34,992
19,086		News Corp. - Class B	303,849
			338,841
		Venezuela: 0.1%
10,148		Cia Anonima Nacional Telefonos de Venezuela - CANTV ADR	194,233
			194,233
		Total Common Stock (Cost $155,025,754)	170,309,546
PREFERRED STOCK: 0.5%
		Germany: 0.5%
1,764		Henkel KGaA	152,370
40,618		ProSieben SAT.1 Media AG	696,394
985		Rhoen Klinikum AG	65,741
			914,505
		Total Preferred Stock (Cost $883,353)	914,505
EQUITY-LINKED SECURITY: 0.2%
		Guernsey: 0.2%
79,636	@,XX	Calyon Financial Products Guernsey Ltd.	378,271
			378,271
		Luxembourg: 0.0%
18,537	@,XX	Bharti Televentures	88,051
			88,051
		Total Equity-Linked Security (Cost $470,511)	466,322
WARRANTS: 0.2%
		Philippines: 0.2%
28	@,#	Morgan Stanley - Equity Basket	408,027
		Total Warrants (Cost $405,611)	408,027

Principal Amount				Value
CORPORATE BONDS: 0.2%
		Guernsey: 0.0%
$2,844	XX	Calyon Financial Products Guernsey Ltd., 0.000%, due 06/17/08		$38,211
				38,211
		Venezuela: 0.2%
274,000		Venezuela Government Intl. Bond, 9.250%, due 09/15/27		270,712
				270,712
		Total Corporate Bonds (Cost $279,137)		308,923
		Total Long-Term Investments (Cost $157,064,366)		172,407,323

SHORT-TERM INVESTMENTS: 1.0%
		Securities Lending CollateralCC: 1.0%
1,780,430		The Bank of New York Institutional Cash Reserves Fund		1,780,430
		Total Short-Term Investments (Cost $1,780,430)		1,780,430
		Total Investments In Securities (Cost $158,844,796)*	92.5%	$174,187,753
		Other Assets and Liabilities-Net	7.5	14,190,908
		Net Assets	100.0%	$188,378,661

Securities may have been fair valued in accordance with procedures approved by the Board of Directors/Trustees (Note 2A).

@	Non-income producing security
ADR	American Depositary Receipt
GDR	Global Depositary Receipt
#

Securities with purchases pursuant to Rule 144A, under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, these securities have been determined to be liquid under the guidelines established by the Funds’ Board of Directors/Trustees.

cc	Securities purchased with cash collateral for securities loaned.
W	When-issued or delayed delivery security.
I	Illiquid security
L	Loaned security, a portion or all of the security is on loan at April 30, 2005.
XX	Value of securities obtained from one or more dealers making markets in the securities in accordance with the Fund’s valuation procedures.
*	Cost for federal income tax purposes is $159,725,582. Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$18,393,505
Gross Unrealized Depreciation	(3,931,334)
Net Unrealized Appreciation	$14,356,656

See Accompanying Notes to Financial Statements

55

PORTFOLIO OF INVESTMENTS
ING FOREIGN FUND	AS OF APRIL 30, 2005 (UNAUDITED) (CONTINUED)

Industry	Percentage of Net Assets
Advertising	0.5%
Aerospace/Defense	0.3
Agriculture	1.6
Apparel	0.4
Auto Manufacturers	2.1
Auto Parts and Equipment	0.9
Banks	23.5
Beverages	1.9
Building Materials	1.5
Chemicals	0.8
Commercial Services	0.8
Computers	0.2
Cosmetics/Personal Care	0.8
Diversified Financial Service	2.3
Electric	2.4
Electrical Components and Equipment	1.0
Electronics	0.4
Engineering and Construction	3.5
Entertainment	0.1
Environmental Control	0.1
Food	4.1
Food Service	0.1
Forest Products and Paper	0.3
Hand/Machine Tools	0.2
Healthcare - Products	0.8
Healthcare - Services	0.3
Holding Companies-Divers	2.1
Home Furnishings	1.2
Household Products/Wares	0.7
Insurance	2.2
Investment Companies	0.5
Leisure Time	0.1
Lodging	0.1
Machinery - Diversified	0.4
Media	2.6
Mining	3.5
Miscellaneous Manufacturer	1.0
Office/Business Equip	0.7
Oil and Gas	9.9
Oil and Gas Services	0.2
Packaging and Containers	0.1
Pharmaceuticals	5.5
Real Estate	0.4
Real Estate Investment Trust	0.1
Retail	1.2
Sovereign	0.2
Telecommunications	6.4
Textiles	0.3
Transportation	0.9
Water	0.5
Securities Lending Collateral	1.0
Other Assets and Liabilities, Net	7.5
Net Assets	100.0%

See Accompanying Notes to Financial Statements

56

PORTFOLIO OF INVESTMENTS
ING INTERNATIONAL FUND	AS OF APRIL 30, 2005 (UNAUDITED)

Shares			Value
COMMON STOCK: 93.9%

		Australia: 1.1%
168,600	@	Santos Ltd.	$1,224,866
			1,224,866
		Belgium: 3.7%
12,000		Barco NV	922,956
40,900		Belgacom SA	1,571,281
61,500		Fortis	1,717,366
			4,211,603
		Brazil: 1.0%
75,700		Tele Norte Leste Participacoes SA ADR	1,120,360
			1,120,360
		Canada: 1.7%
14,703		EnCana Corp.	943,607
75,200		Placer Dome, Inc.	1,006,702
			1,950,309
		China: 0.9%
1,816,000		Aluminum Corp. of China Ltd.	988,102
			988,102
		Denmark: 3.4%
27,900		H. Lundbeck A/S	658,608
73,700		TDC A/S	3,157,415
			3,816,023
		Finland: 0.7%
38,800		UPM-Kymmene Oyj	774,987
			774,987
		France: 3.9%
18,578		Societe Generale	1,858,036
21,045		Suez SA	577,622
5,339		Total SA	1,191,061
7,400		Total SA ADR	820,734
			4,447,453
		Germany: 5.8%
6,500	@	Conergy AG	612,556
15,700		Deutsche Bank AG	1,283,833
11,500		Deutsche Boerse AG	868,436
22,800		RWE AG	1,365,763
20,550		Schering AG	1,357,288
13,974		Siemens AG	1,033,075
			6,520,951
		Greece: 2.3%
29,740		Alpha Bank AE	961,886
64,000		OPAP SA	1,682,946
			2,644,832
		Hong Kong: 4.0%
340,000		Hang Lung Properties Ltd.	522,699
210,000		Henderson Land Development	977,727
312,000		Hong Kong Exchanges and Clearing Ltd.	760,602
382,500		HongKong Electric Holdings	1,747,980
570,000		Sino Land Co.	535,920
			4,544,928
		Ireland: 0.6%
42,300		Irish Life & Permanent PLC	$710,705
			710,705
		Italy: 1.0%
117,200		Enel S.p.A.	1,115,332
			1,115,332
		Japan: 23.6%
142,000		Ajinomoto Co., Inc.	1,703,374
118,000		Amano Corp.	1,292,912
22,500		Aruze Corp.	499,773
82,000		Chubu Electric Power Co., Inc.	1,963,772
631		eAccess Ltd.	484,235
202,000		Hino Motors Ltd.	1,211,558
55,000		Isetan Co., Ltd.	654,873
173		Japan Retail Fund Investment Corp.	1,404,856
87,000		Koyo Seiko Co., Ltd.	1,177,974
14,400		Kyocera Corp.	1,049,176
244		Mitsubishi Tokyo Financial Group, Inc.	2,107,623
121,000		Nomura Holdings, Inc.	1,538,421
22,000		Promise Co., Ltd.	1,418,973
570,000	@	Resona Holdings, Inc.	1,074,881
105,000		Sekisui House Ltd.	1,107,830
127,000		Sumitomo Trust & Banking Co., Ltd.	791,574
19,250	@	T&D Holdings, Inc.	949,557
36,000		Takeda Pharmaceutical Co., Ltd.	1,750,853
45,000		Tokushima Bank Ltd.	381,736
80,000		Tokuyama Corp.	609,848
80,500		Tokyo Electric Power Co., Inc.	1,931,049
65,000		Toto Ltd.	553,484
29,100		Toyota Motor Corp.	1,055,254
			26,713,586
		Luxembourg: 0.6%
33,056		Arcelor	672,340
			672,340
		Malaysia: 0.9%
357,900		Tenaga Nasional Bhd	998,353
			998,353
		Netherlands: 7.2%
124,200		Aegon NV	1,562,064
49,800	@	ASML Holding NV	722,585
107,631	@	BE Semiconductor Industries NV	544,443
18,229		European Aeronautic Defense and Space Co.	521,013
67,533		Heineken NV	2,151,569
19,540		Royal Dutch Petroleum Co.	1,143,971
24,000		Unilever NV	1,549,577
			8,195,222
		New Zealand: 1.6%
802,350		Fisher & Paykel Healthcare Corp.	1,777,745
			1,777,745
		South Korea: 1.7%
26,240		Kookmin Bank	1,113,860
10,880		S-Oil Corp.	764,289
			1,878,149

See Accompanying Notes to Financial Statements

57

PORTFOLIO OF INVESTMENTS
ING INTERNATIONAL FUND	AS OF APRIL 30, 2005 (UNAUDITED) (CONTINUED)

Shares			Value
		Spain: 1.9%
81,793		Banco Bilbao Vizcaya Argentaria SA	$1,270,859
52,800		Telefonica SA	900,411
			2,171,270
		Sweden: 1.0%
95,134		Swedish Match AB	1,124,390
			1,124,390
		Switzerland: 8.5%
4,606	@	Barry Callebaut AG	1,180,083
8,620		Nestle SA	2,277,563
29,438		Novartis AG	1,438,610
19,280		Novartis AG ADR	939,514
11,294		Roche Holding AG	1,371,933
35,600		STMicroelectronics NV	507,363
24,266		UBS AG	1,948,200
			9,663,266
		United Kingdom: 16.8%
14,018		AstraZeneca PLC	614,027
278,000		BP PLC	2,837,008
114,300		Cadbury Schweppes PLC	1,150,888
161,261		Capita Group PLC	1,164,749
123,744		GlaxoSmithKline PLC	3,129,616
52,190		HBOS PLC	774,836
94,200		Imperial Tobacco Group PLC	2,702,550
1,364,700		Legal & General Group PLC	2,732,710
61,000		Severn Trent PLC	1,134,168
1,044,249		Vodafone Group PLC	2,733,119
			18,973,671
		Total Common Stock (Cost $97,121,311)	106,238,443

PREFERRED STOCK: 1.4%
		Germany: 1.4%
18,900		Henkel KGaA	1,632,536
		Total Preferred Stock (Cost $1,760,237)	1,632,536
		Total Long-Term Investments (Cost $98,881,548)	107,870,979

Principal Amount				Value
SHORT-TERM INVESTMENTS: 4.4%

		Repurchase Agreement: 4.4%
$4,914,000	S	Morgan Stanley Repurchase Agreement dated 03/31/05, 2.950%, due 04/01/05, $4,915,208 to be received upon repurchase (Collateralized by $4,880,000 Federal National Mortgage Association, 5.250%, Market Value plus accrued interest $5,016,551, due 04/15/07.		$4,914,000

		Total Short-Term Investments (Cost $4,914,000)		4,914,000
		Total Investments In Securities (Cost $103,795,548)*	99.7%	$112,784,979
		Other Assets and Liabilities-Net	0.3	361,039
		Net Assets	100.0%	$113,146,018

Securities may have been fair valued in accordance with procedures approved by the Board of Directors/Trustees (Note 2A).

@	Non-income producing security
ADR	American Depositary Receipt
S	Segregated securities for futures, when-issued or delayed delivery securities held at April 30, 2005.
I	Illiquid security
L	Loaned security, a portion or all of the security is on loan at April 30, 2005.
X	Fair value determined by ING Funds Valuation Committee appointed by the Funds’ Board of Directors/Trustees.
XX	Value of securities obtained from one or more dealers making markets in the securities in accordance with the Fund’s valuation procedures.
*	Cost for federal income tax purposes is $104,009,181. Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$12,876,767
Gross Unrealized Depreciation	(4,100,969)
Net Unrealized Appreciation	$8,775,798

Industry	Percentage of Net Assets
Aerospace/Defense	0.5%
Agriculture	3.4
Auto Manufacturers	2.0
Auto Parts and Equipment	1.0
Banks	13.5
Beverages	1.9
Chemicals	0.5
Commercial Services	1.0
Diversified Financial Services	4.7
Electric	8.1
Electrical Components and Equipment	0.5
Electronics	1.7
Entertainment	1.5
Food	6.9
Forest Products and Paper	0.7
Healthcare — Products	1.6
Home Builders	1.0
Housewares	1.9
Insurance	4.6
Internet	0.4
Iron/Steel	0.6
Leisure Time	0.4
Mining	1.8
Miscellaneous Manufacturing	2.1
Oil and Gas	7.9
Pharmaceuticals	10.0
Real Estate	1.8
Real Estate Investment Trusts	1.2
Retail	0.6
Semiconductors	1.6
Telecommunications	8.4
Water	1.5
Repurchase Agreement	4.4
Other Assets and Liabilities, Net	0.3
Net Assets	100.0%

See Accompanying Notes to Financial Statements

58

PORTFOLIO OF INVESTMENTS
ING INTERNATIONAL SMALLCAP FUND	AS OF APRIL 30, 2005 (UNAUDITED)

Shares			Value
COMMON STOCK: 99.3%

		Australia: 6.6%
66,226		Adelaide Bank Ltd.	$529,105
194,824		Adelaide Brighton Ltd.	244,331
27,801		Alesco Corp. Ltd.	160,175
76,858		Ansell Ltd.	562,310
222,702	L	APN News & Media Ltd.	836,132
104,988		Baycorp Advantage Ltd.	234,955
246,920		Billabong Intl. Ltd.	2,213,330
1,029,279	@,L	Burns Philp & Co., Ltd.	766,680
128,464		Corporate Express Australia Ltd.	598,688
155,900	L	Diversified Utility & Energy Trusts	290,833
148,417		Excel Coal Ltd.	858,433
409,070		Jubilee Mines NL	1,706,104
308,400	L	Just Group Ltd.	549,744
133,219		MacArthur Coal Ltd.	687,743
629,075	L	Metcash Ltd.	1,566,869
240,614		Minara Resources Ltd.	343,407
10,400		Perpetual Trustees Australia Ltd.	420,173
195,610	@	PMP Ltd.	189,946
40,200		Ramsay Health Care Ltd.	249,232
67,765		Record Investments Ltd.	265,864
31,001		Sims Group Ltd.	363,470
89,282		UNiTAB Ltd.	860,279
74,288		United Group Ltd.	480,161
40,300		WorleyParsons Ltd.	218,442
2,755,210	@	Zinifex Ltd.	6,453,209
			21,649,615
		Austria: 0.1%
2,800		Andritz AG	235,291
			235,291
		Belgium: 1.0%
12,633		Colruyt SA	1,913,857
35,201		Compagnie Maritime Belge SA	1,327,383
			3,241,240
		Canada: 4.1%
159,700	@	Algoma Steel, Inc.	3,496,997
103,600		Gerdau AmeriSteel Corp.	515,957
137,500		IPSCO, Inc.	6,573,966
35,400		Norbord, Inc.	312,548
14,400		Northbridge Financial Corp.	329,894
5,700		PetroKazakhstan, Inc.	165,511
107,000	@	RONA, Inc.	2,060,791
			13,455,664
		China: 1.0%
2,098,000	L	Angang New Steel Co., Ltd.	1,134,768
4,950,000		Sinopec Shanghai Petrochemical Co., Ltd.	1,832,754
294,000		Travelsky Technology Ltd.	241,707
			3,209,229
		Denmark: 2.6%
9,400	L	Auriga Industries	201,840
28,050		D/S Torm A/S	1,413,063
402,400		GN Store Nord	4,229,233
67,400	@	Jyske Bank	2,618,563
			8,462,699
		Finland: 3.3%
43,100		Elisa Oyj	$615,934
282,400	L	Nokian Renkaat Oyj	4,738,859
145,450		Pohjola Group PLC	1,874,480
95,500		Raisio PLC	246,572
64,400		Rautaruukki Oyj	825,538
81,300		Saunalahti Group Oyj	157,488
78,500		Tietoenator Oyj	2,382,027
			10,840,898
		France: 6.1%
9,932	@	Alten	231,508
14,872		CFF Recycling	462,389
55,524	@,L	Compagnie Generale de Geophysique SA	4,385,413
301,937		Elior	3,791,573
8,745		Groupe Bourbon	547,534
3,280		Kaufman & Broad SA	182,403
77,324		Neopost SA	6,501,784
12,798		Nexans SA	494,335
12,050	@	Nexity	462,023
36,340	@	Oberthur Card Systems SA	301,632
2,169		Pierre & Vacances	217,165
2,491		Trigano SA	212,592
33,484	@	UBISOFT Entertainment	1,344,767
3,429		Unilog SA	219,209
4,185		Vallourec	883,203
			20,237,530
		Germany: 4.5%
9,414		Bechtle AG	206,611
2,043		Deutsche Wohnen AG	434,489
35,339	@	GPC Biotech AG	374,746
89,375	@	Hypo Real Estate Holding AG	3,715,655
6,966		MPC Muenchmeyer Petersen Capital AG	516,248
21,339		Norddeutsche Affinerie AG	401,176
30,202		Salzgitter AG	620,785
75,261		Schwarz Pharma AG	3,385,216
34,486	@	Techem AG	1,426,343
44,318		Wincor Nixdorf AG	3,620,110
			14,701,379
		Greece: 2.2%
71,340		Germanos SA	2,254,297
128,300		Tsakos Energy Navigation Ltd.	4,913,889
			7,168,186
		Hong Kong: 4.2%
1,420,000	L	Cnpc Hong Kong Ltd.	219,022
1,408,000		Emperor International Holdings	232,987
202,000		Jinhui Shipping & Transportation Ltd.	803,389
434,000		Midland Realty Holdings	272,788
3,429,000		New World Development Ltd.	3,688,283
777,200		Orient Overseas Intl. Ltd.	3,759,240
1,659,000		Pacific Basin Shipping Ltd.	734,475
2,648,000		Solomon Systech Intl. Ltd.	867,538
8,040,000		Titan Petrochemicals Group Ltd.	805,524
371,500		Wing Hang Bank Ltd.	2,347,361
			13,730,607

See Accompanying Notes to Financial Statements

59

PORTFOLIO OF INVESTMENTS
ING INTERNATIONAL SMALLCAP FUND	AS OF APRIL 30, 2005 (UNAUDITED) (CONTINUED)

Shares			Value
		Ireland: 0.4%
52,743		Kerry Group PLC	$1,283,171
			1,283,171
		Italy: 1.9%
80,569		Aedes S.p.A.	526,684
82,586		Astaldi S.p.A.	488,994
220,621		Banca Finnat Euramerica S.p.A.	271,090
40,645		Buzzi Unicem S.p.A.	589,587
194,213		Cremonini S.p.A.	591,110
84,645		ERG S.p.A.	1,300,126
10,514		Esprinet S.p.A.	811,122
41,454	@	Istituto Finanziario Industriale S.p.A.	589,097
67,300	L	Societa Iniziative Autostradali e Servizi S.p.A.	940,318
41,115		Sogefi S.p.A.	205,529
			6,313,657
		Japan: 24.4%
7,500		Aeon Fantasy Co., Ltd.	185,843
42,400		Aichi Corp.	240,392
183,000		Alps Electric Co., Ltd.	2,857,899
370,200		AOC Holdings, Inc.	5,282,270
54,500	L	Asahi Soft Drinks Co,. Ltd.	603,956
43	L	Asset Managers Co., Ltd.	206,592
319,000		Brother Industries Ltd.	2,966,991
591,000	@	Chori Co., Ltd.	1,195,617
42,700		Circle K Sunkus Co., Ltd.	1,026,114
634,000	L	Daiichi Chuo Kisen Kaisha	1,436,403
101,000		Daimaru, Inc.	887,303
16,100		Diamond Lease Co., Ltd.	588,769
18,800		Eizo Nanao Corp.	583,610
43,200		FamilyMart Co., Ltd.	1,338,862
867,000		Fuji Fire & Marine Insurance Co., Ltd.	2,727,455
97,500		Fujitsu Frontech Ltd.	1,025,593
150,700		Glory Ltd.	2,893,556
9,150		Gulliver International Co., Ltd.	1,304,033
119,000		Hodogaya Chemical Co., Ltd.	707,296
810,000		Hokuhoku Financial Group, Inc.	2,301,384
50,000		Ichiyoshi Securities Co., Ltd.	461,997
55,000		Iino Kaiun Kaisha Ltd.	266,124
22,000		Inabata & Co., Ltd.	182,164
256,000	L	Isuzu Motors Ltd.	656,976
141,900		Japan General Estate Co., Ltd.	1,663,898
69,000		Jidosha Buhin Kogyo Co., Ltd.	424,870
14,900		Kanto Auto Works Ltd.	178,368
15,200		Keihin Corp.	253,872
1,150,000	@,L	Kenwood Corp.	2,623,790
38,000		Kikkoman Corp.	365,215
422,000		Kinden Corp.	3,512,375
45,500		Komeri Co., Ltd.	1,146,630
791,000	L	Kyoei Tanker Co., Ltd.	3,565,353
15,100		Mars Engineering Corp.	487,542
1,223,000		Marubeni Corp.	3,983,849
162,000		Maruha Group, Inc.	406,111
2,450		Moshi Moshi Hotline, Inc.	234,433
66,000		Nabtesco Corp.	441,519
231,000		Nakayama Steel Works Ltd.	959,002
506,000		Nippon Metal Industry Co., Ltd.	947,587
487,000		Nippon Shinpan Co., Ltd.	2,240,322
367,000		Nippon Yakin Kogyo Co., Ltd.	1,761,786
500,000	L	Nissan Diesel Motor Co., Ltd.	2,100,565
421,000		Nisshin Steel Co., Ltd.	1,082,007
12,100		Nissin Kogyo Co., Ltd.	$441,448
11,900		Nitta Corp.	175,128
662,000	@	Orient Corp.	2,341,586
7,600		Point, Inc.	290,564
8,700		Ricoh Leasing Co., Ltd.	213,904
37,900	L	Santen Pharmaceutical Co., Ltd.	845,318
41,500	L	Shima Seiki Manufacturing Ltd.	1,221,492
247,000	L	Shinwa Kaiun Kaisha Ltd.	801,003
234,000		Showa Denko KK	592,164
46,000		Sodick Co., Ltd.	402,553
13,400		STB Leasing Co., Ltd.	239,403
10,200		Sumisho Auto Leasing Corp.	426,621
10,400		Sumisho Lease Co., Ltd.	374,981
41,000		Sumitomo Rubber Industries, Inc.	397,682
58,000		Takagi Securities Co., Ltd.	187,393
17,700	L	Tamron Co., Ltd.	626,523
583,000		Teijin Ltd.	2,633,982
130,000		Toagosei Co., Ltd.	487,064
87,000		Tokyo Buhin Kogyo Co., Ltd.	430,401
17,800		Tokyo Leasing Co., Ltd.	222,765
139,000		Toyo Suisan Kaisha Ltd.	2,183,938
7,500		UFJ Central Leasing Co., Ltd.	294,086
44,600		Yamaha Corp.	656,895
61,000	L	Yamato Kogyo Co., Ltd.	732,105
106,000		Yodogawa Steel Works Ltd.	658,594
25,500		Yonekyu Corp.	291,071
877,000	@	Yuasa Trading Co., Ltd.	1,450,839
15,300		Yusen Air & Sea Service Co., Ltd.	633,494
			80,559,290
		Luxembourg: 1.1%
371,173	@	Gemplus Intl. SA	805,027
63,500	@	SBS Broadcasting SA	2,927,350
			3,732,377
		Malaysia: 0.1%
698,600		Lion Industries Corp. Bhd	261,287
			261,287
		Netherlands: 3.0%
68,484		Aalberts Industries NV	3,265,921
45,581	@	Axalto Holding NV	1,317,979
8,243		Boskalis Westminster	301,731
7,683		Exact Holding NV	252,372
11,400		Koninklijke BAM Groep NV	632,444
8,300		Nutreco Holding NV	263,026
18,200		Royal P&O Nedlloyd NV	889,876
49,700		Stork NV	1,830,253
27,698		United Services Group NV	848,720
6,212		Univar NV	196,288
			9,798,610
		New Zealand: 0.1%
53,239		Fletcher Building Ltd.	242,540
			242,540
		Norway: 0.7%
129,540	L	Smedvig ASA	2,273,824
			2,273,824
		Papua N.Guinea: 1.4%
2,666,157		Oil Search Ltd.	4,786,317
			4,786,317

See Accompanying Notes to Financial Statements

60

PORTFOLIO OF INVESTMENTS
ING INTERNATIONAL SMALLCAP FUND	AS OF APRIL 30, 2005 (UNAUDITED) (CONTINUED)

Shares			Value
		Portugal: 0.1%
15,805		Jeronimo Martins	$242,801
			242,801
		Singapore: 1.0%
2,849,000		Hi-P Intl. Ltd.	2,342,270
64,000	L	Jardine Cycle & Carriage Ltd.	478,845
171,000	L	Singapore Petroleum Co., Ltd.	430,972
			3,252,087
		South Korea: 2.7%
805,810	@	Curitel Communications, Inc.	1,543,090
51,850		Dongbu Insurance Co., Ltd.	416,786
143,450		Dongyang Mechatronics Corp.	464,652
18,900		Halla Engineering & Construction	278,656
17,450		Hanshin Construction	173,082
7,910		Hyundai Mipo Dockyard	511,305
27,340		INI Steel Co.	432,321
22,510		Korean Petrochemical Ind. Co., Ltd.	563,750
224,050	@	KP Chemical Corp.	1,151,950
11,030		Kyeryong Construction Industrial Co., Ltd.	256,157
9,020		Nexen Tire Corp.	182,171
44,384		People & Telecommunication, Inc.	291,437
28,830		SeAH Steel Corp.	818,302
35,771		SFA Engineering Corp.	841,275
1,099,210		Tongil Heavy Industries Co., Ltd.	1,125,227
			9,050,161
		Spain: 6.2%
229,612	L	Antena 3 de Television SA	4,515,204
282,300		Cortefiel SA	5,188,410
390,999	@	Fadesa Inmobiliaria SA	8,887,826
19,330		Grupo Empresarial Ence SA	542,449
23,702		Inmobiliaria Urbis SA	363,265
253,606	L	Tubacex SA	870,455
			20,367,609
		Sweden: 1.7%
451,000	L	Eniro AB	5,138,129
26,800		Nobia AB	430,243
8,400	L	Trelleborg AB	124,149
			5,692,521
		Switzerland: 4.4%
1,339		AFG Arbonia-Forster Holding	350,670
104,169		Baloise Holding AG	5,355,707
1,005	@	Barry Callebaut AG	257,487
908		Bucher Industries AG	302,251
5,457		Charles Voegele Holding AG	331,233
4,238		Geberit AG	2,847,426
6,175	L	SGS SA	4,197,613
9,736	@	Ypsomed Holding AG	939,454
			14,581,841
		Taiwan: 0.3%
1,648,000		Micro-Star International Co., Ltd.	1,027,306
			1,027,306
		Turkey: 1.8%
32,369	@	Aksa Akrilik Kimya Sanayii	267,207
120,998	@	Ayen Enerji	246,942
297,293	@	Beko Elektronik	$441,433
186,274		Bolu Cimento Sanayii	221,039
172,691		Bossa Ticaret Sanayi Isletme	196,603
203,000	@	Dogan Sirketler Grubu Holdings	431,705
310,212	@	Doktas Dokumculuk Ticaret	368,698
34,270	@	Efes Sinai Yatirim Holding AS	159,183
28,916	@	Goodyear Lastikleri TAS	240,182
746,616	@	Ihlas Holding	429,762
64,236		Mardin Cimento Sanayii	176,124
264,065	@	Park Elektrik Madencilik Sanayi Ve Ticaret AS	858,413
247,679	@	Petrol Ofisi	663,630
172,470	@	TAT Konserve	245,756
32,350	@	Turcas Petrolculuk AS	170,926
61,364		Turk Ekonomi Bankasi AS	295,282
274,917		Turk Sise ve Cam Fabrikalari AS	602,630
			6,015,515
		United Kingdom: 12.3%
30,600		Admiral Group PLC	206,918
97,400		Barratt Developments PLC	1,112,988
61,968		Body Shop International PLC	230,788
348,206		BPB PLC	3,033,931
30,287		Britannic Group PLC	261,460
379,722		Burberry Group PLC	2,621,193
137,298		Cobham PLC	3,405,596
21,962		Cranswick PLC	237,557
41,100		Dairy Crest Group PLC	342,246
84,742	@	Dana Petroleum PLC	909,184
253,857		De Vere Group PLC	2,496,932
12,264		Games Workshop Group PLC	101,460
34,500	@	Gyrus Group PLC	169,376
919,865		HMV Group PLC	3,995,027
43,900		Intertek Group PLC	638,213
784,978		Kesa Electricals PLC	3,985,732
160,817		Man Group PLC	3,748,759
176,367		Mcbride PLC	495,592
11,900		Northgate PLC	184,953
110,623		Paragon Group of Cos. PLC	764,157
686,950		Pendragon PLC	3,467,902
574,285		Pennon Group PLC	3,155,193
203,829		SIG PLC	2,128,513
285,900	@	Sportingbet PLC	1,568,810
181,124		Taylor Nelson Sofres PLC	761,948
57,039		TT electronics PLC	208,890
20,988		Ultra Electronics Holdings PLC	300,242
			40,533,560
		Total Common Stock (Cost $304,655,968)	326,946,812

		Total Long-Term Investments (Cost $304,655,968)	326,946,812

See Accompanying Notes to Financial Statements

61

PORTFOLIO OF INVESTMENTS
ING INTERNATIONAL SMALLCAP FUND	AS OF APRIL 30, 2005 (UNAUDITED) (CONTINUED)

Principal Amount			Value
SHORT-TERM INVESTMENTS: 8.4%
	Securities Lending CollateralCC: 8.4%
$27,709,691	The Bank of New York Institutional Cash Reserves Fund		$27,709,691
	Total Short-Term Investments (Cost $27,709,691)		27,709,691
	Total Investments In Securities (Cost $332,365,659)*	107.7%	$354,656,503
	Other Assets and Liabilities-Net	(7.7)	(25,271,953)
	Net Assets	100.0%	$329,384,550

Securities may have been fair valued in accordance with procedures approved by the Board of Directors/Trustees (Note 2A).

@                                    Non-income producing security

cc                                    Securities purchased with cash collateral for securities loaned.

I                                            Illiquid security

L                                         Loaned security, a portion or all of the security is on loan at April 30, 2005.

*              Cost for federal income tax purposes is $332,389,288. Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$40,032,015
Gross Unrealized Depreciation	(17,764,800)
Net Unrealized Appreciation	$22,267,215

Industry	Percentage of Net Assets
Advertising	0.3%
Aerospace/Defense	1.0
Apparel	1.5
Auto Manufacturers	0.9
Auto Parts and Equipment	2.7
Banks	3.7
Beverages	0.2
Biotechnology	0.1
Building Materials	3.0
Chemicals	1.8
Coal	0.5
Commercial Services	2.3
Computers	3.0
Cosmetics/Personal Care	0.1
Distribution/Wholesale	2.6%
Diversified Financial Services	4.1
Electric	0.4
Electrical Components and Equipment	1.1
Electronics	2.0
Engineering and Construction	3.0
Entertainment	0.8
Food	3.6
Food Service	1.2
Forest Products and Paper	0.2
Healthcare - Products	0.3
Healthcare - Services	0.1
Holding Companies-Diversification	0.4
Home Builders	1.4
Home Furnishings	1.4
Housewares	0.5
Insurance	3.4
Internet	0.0
Iron/Steel	6.2
Leisure Time	0.2
Lodging	0.8
Machinery - Construction and Mining	0.1
Machinery - Diversified	1.5
Media	4.1
Metal Fabricate/Hardware	1.2
Mining	2.6
Miscellaneous Manufacturing	3.0
Office/Business Equipment	2.0
Oil and Gas	4.0
Oil and Gas Services	2.3
Pharmaceuticals	1.3
Real Estate	3.9
Retail	8.8
Semiconductors	0.3
Shipbuilding	0.2
Software	0.6
Telecommunications	2.0
Textiles	0.9
Toys/Games/Hobbies	0.0
Transportation	6.2
Securities Lending Collateral	8.4
Other Assets and Liabilities, Net	(7.7)
Net Assets	100.0%

See Accompanying Notes to Financial Statements

62

PORTFOLIO OF INVESTMENTS
ING INTERNATIONAL VALUE FUND	AS OF APRIL 30, 2005 (UNAUDITED)

Shares			Value
COMMON STOCK: 98.6%
		Belgium: 0.8%
959,210		InBev	$30,712,241
			30,712,241

		Brazil: 3.5%
10,027,700		Centrais Eletricas Brasileiras SA ADR	62,838,582
179,388	L	Tele Centro Oeste Celular Participacoes SA ADR	1,881,780
13,898	@,L	Tele Leste Celular Participacoes SA ADR	114,103
2,532,786	L	Tele Norte Leste Participacoes SA ADR	37,485,232
1,208,600	L	Telecomunicacoes Brasileiras SA ADR	33,889,144
169,474	@	Telesp Celular Participacoes SA ADR	894,823
111,928	L	Tim Participacoes SA ADR	1,678,920
			138,782,584

		Canada: 0.6%
12,138,000	L	Bombardier, Inc.	25,050,735
			25,050,735

		France: 5.1%
6,104,200	@	Alcatel SA	65,914,553
610,400		Carrefour SA	29,740,943
2,404,100		France Telecom SA	70,905,332
422,650		Sanofi-Aventis	37,547,565
			204,108,393

		Germany: 12.4%
2,302,720	@	Bayerische Hypo-und Vereinsbank AG	55,022,176
2,894,893	@	Commerzbank AG	63,576,543
1,479,000		DaimlerChrysler AG	58,804,031
5,377,300		Deutsche Telekom AG	102,082,774
342,188		E.ON AG	29,117,870
1,150,000	@	Heidelberger Druckmaschinen	32,403,875
411,200	@	Hypo Real Estate Holding AG	17,095,136
326,500		Muenchener Rueckversicherungs AG	36,089,752
359,298		Schering AG	23,730,946
1,775,200		Volkswagen AG	74,199,406
			492,122,509

		Hong Kong: 1.3%
2,820,636		Jardine Matheson Holdings Ltd.	50,874,046
			50,874,046

		Italy: 2.5%
13,499,300		Banca Intesa S.p.A.	64,668,057
10,329,085		Telecom Italia S.p.A.	35,132,447
			99,800,504

		Japan: 20.2%
1,851,800		Daiichi Pharmaceutical Co., Ltd.	42,827,011
12,859,700		Hitachi Ltd.	75,415,449
5,636		Japan Tobacco, Inc.	72,537,426
4,914,000		Matsushita Electric Industrial Co., Ltd.	71,834,855
5,925		Millea Holdings, Inc.	$80,700,370
20,838,000		Mitsubishi Heavy Industries Ltd.	55,314,817
7,376		Mitsubishi Tokyo Financial Group, Inc.	63,712,451
4,932,000		Mitsui Sumitomo Insurance Co., Ltd.	44,765,865
13,125		Nippon Telegraph & Telephone Corp.	54,949,889
1,049,000		Ono Pharmaceutical Co., Ltd.	53,269,793
1,726,900		Sankyo Co., Ltd.	35,959,891
11,494		Sumitomo Mitsui Financial Group, Inc.	74,142,778
509,000		TDK Corp.	35,433,122
1,153,800		Yamanouchi Pharmaceutical Co., Ltd.	41,752,393
			802,616,110

		Mexico: 1.3%
1,471,160		Telefonos de Mexico SA de CV ADR	49,872,324
			49,872,324

		Netherlands: 8.6%
5,460,700		Aegon NV	68,679,256
1,737,200		Akzo Nobel NV	71,459,260
9,907,141	@	Koninklijke Ahold NV	75,210,016
1,337,400		Unilever NV	86,350,200
2,303,184		Wolters Kluwer NV	41,109,627
			342,808,359

		New Zealand: 1.5%
13,335,944	L	Telecom Corp. of New Zealand Ltd.	59,388,668
			59,388,668

		Portugal: 1.9%
6,709,676		Portugal Telecom SGPS SA	74,109,463
			74,109,463

		Russia: 1.6%
477,800	@,L	LUKOIL ADR	65,184,424
			65,184,424

		Singapore: 3.4%
3,652,191		DBS Group Holdings Ltd.	31,969,484
6,060,800	#	DBS Group Holdings Ltd. ADR	53,025,332
6,239,000		Oversea-Chinese Banking Corp.	51,240,329
			136,235,145

		South Korea: 3.4%
1,463,610		Korea Electric Power Corp.	42,640,966
2,745,880		Korea Electric Power Corp. ADR	40,639,024
183,200	L	KT Corp.	7,009,623
2,192,310		KT Corp. ADR	44,262,739
			134,552,352

		Spain: 5.9%
5,358,833		Banco Bilbao Vizcaya Argentaria SA	83,262,862

See Accompanying Notes to Financial Statements

63

PORTFOLIO OF INVESTMENTS
ING INTERNATIONAL VALUE FUND	AS OF APRIL 30, 2005 (UNAUDITED)(CONTINUED)

Shares			Value
		Spain (continued)
3,107,600		Banco Santander Central Hispano SA	$36,312,383
6,806,060		Telefonica SA	116,065,410
			235,640,655

		Switzerland: 6.9%
623,900		Nestle SA	164,845,879
91,700		Swisscom AG	31,787,639
446,274	@	Zurich Financial Services AG	75,787,192
			272,420,710

		United Kingdom: 17.1%
22,621,100		BAE Systems PLC	110,945,256
12,269,781		BT Group PLC	46,981,660
48,322,582	@	Corus Group PLC	40,201,230
4,203,100		GlaxoSmithKline PLC	106,300,818
6,054,090		Imperial Chemical Industries PLC	29,365,865
78,261,262	@	Invensys PLC	19,209,425
8,159,200		J. Sainsbury PLC	44,139,759
11,046,451		Marks & Spencer Group PLC	71,309,092
35,348,000		Royal & Sun Alliance Insurance Group PLC	51,472,688
8,253,700		Unilever PLC	78,611,863
21,344,356		WM Morrison Supermarkets PLC	79,528,952
			678,066,608

		Venezuela: 0.6%
1,216,822		Cia Anonima Nacional Telefonos de Venezuela ADR	23,289,973
			23,289,973

		Total Common Stock (Cost $3,545,790,073)	3,915,635,803

Principal Amount			Value
SHORT-TERM INVESTMENTS: 0.8%
	Securities Lending CollateralCC: 0.8%
$32,689,894	The Bank of New York Institutional Cash Reserves Fund		32,689,894
	Total Short-Term Investments (Cost $32,689,894)		32,689,894
	Total Investments In Securities (Cost $3,578,479,967)*	99.4%	$3,948,325,697
	Other Assets and Liabilities-Net	0.6	22,384,139
	Net Assets	100.0%	$3,970,709,836

Securities may have been fair valued in accordance with procedures approved by the Board of Directors/Trustees (Note 2A).

@	Non-income producing security
ADR	American Depositary Receipt
#

Securities with purchases pursuant to Rule 144A, under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. These securities have been determined to be liquid under the guidelines established by the Funds’ Board of Directors/Trustees.

cc	Securities purchased with cash collateral for securities loaned.
L	Loaned security, a portion or all of the security is on loan at April 30, 2005.
*	Cost for federal income tax purposes is $3,599,236,802. Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$644,227,699
Gross Unrealized Depreciation	(295,138,804)
Net Unrealized Appreciation	$349,088,895

Industry	Percentage of Net Assets
Aerospace/Defense	2.8%
Agriculture	1.8
Auto Manufacturers	3.3
Banks	15.0
Beverages	0.8
Chemicals	2.5
Computers	0.9
Electric	4.4
Electrical Components and Equipment	1.9
Food	14.1
Holding Companies — Diversified	1.3
Home Furnishings	1.8
Insurance	9.0
Iron/Steel	1.0
Machinery — Diversified	0.8
Media	1.0
Miscellaneous Manufacturing	2.5
Oil and Gas	1.6
Pharmaceuticals	8.6
Retail	1.8
Telecommunications	21.7
Securities Lending Collateral	0.8
Other Assets and Liabilities, Net	0.6
Net Assets	100.0%

See Accompanying Notes to Financial Statements

64

SHAREHOLDER MEETING INFORMATION (UNAUDITED)

A special meeting of shareholders of the ING Mutual Funds was held January 25, 2005, at the offices of ING Funds, 7337 East Doubletree Ranch Road, Scottsdale, AZ 85258.

A brief description of each matter voted upon as well as the results are outlined below:

Matters:

1                  To approve a new Sub-Advisory Agreement for the Fund between ING Investments, LLC, the Fund’s investment adviser, and NWQ Investment Management Company, LLC, with no change in the Adviser or the overall management fee paid by the Fund;

2                  To approve a change in the Fund’s fundamental investment objective of “maximum long-term capital appreciation” to a non-fundamental investment objective of “long-term capital appreciation”;

3                  To approve a “Manager-of-Managers” arrangement for the Fund to permit ING Investments, LLC, in its capacity as the Fund’s investment adviser, subject to approval by the Board of Trustees of the Trust, to enter into and materially amend agreements with sub-advisers without obtaining the approval of the Fund’s shareholders; and

4                  To transact such other business, not currently contemplated, that may properly come before the Special Meeting or any adjournment(s) or postponement(s) thereof in the discretion of the proxies or their substitutes.

Results:

	Proposal	Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
Global Value Choice	1	3,683,424	82,286	86,342		3,852,052
	2	2,417,535	131,702	87,599	1,215,216	3,852,052
	3	2,349,159	199,679	87,998	1,215,216	3,852,052
	4	3,607,720	131,362	112,970		3,852,052

* Proposals 1 and 4 passed at this meeting. The Shareholder Meeting was adjourned to January 27th for Proposals 2 and 3.

A special meeting of shareholders of the ING Mutual Funds was held January 27, 2005, at the offices of ING Funds, 7337 East Doubletree Ranch Road, Scottsdale, AZ 85258.

A brief description of each matter voted upon as well as the results are outlined below:

Matters:

1                  To approve a new Sub-Advisory Agreement for the Fund between ING Investments, LLC, the Fund’s investment adviser, and NWQ Investment Management Company, LLC, with no change in the Adviser or the overall management fee paid by the Fund;

2                  To approve a change in the Fund’s fundamental investment objective of “maximum long-term capital appreciation” to a non-fundamental investment objective of “long-term capital appreciation”;

3                  To approve a “Manager-of-Managers” arrangement for the Fund to permit ING Investments, LLC, in its capacity as the Fund’s investment adviser, subject to approval by the Board of Trustees of the Trust, to enter into and materially amend agreements with sub-advisers without obtaining the approval of the Fund’s shareholders; and

4                  To transact such other business, not currently contemplated, that may properly come before the Special Meeting or any adjournment(s) or postponement(s) thereof in the discretion of the proxies or their substitutes.

65

SHAREHOLDER MEETING INFORMATION (UNAUDITED) (CONTINUED)

Results:

	Proposal	Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
Global Value Choice	1	3,494,048	88,104	88,313	—	3,670,465
	2	2,549,805	139,949	88,619	892,092	3,670,465
	3	2,478,227	211,288	88,858	892,092	3,670,465
	4	3,416,414	139,062	114,989	—	3,670,465

A special meeting of shareholders of the ING Mutual Funds was held February 15, 2005, at the offices of ING Funds, 7337 East Doubletree Ranch Road, Scottsdale, AZ 85258.

A brief description of each matter voted upon as well as the results are outlined below:

Matters:

1                  To approve a new Sub-Advisory Agreement for the Fund between ING Investments, LLC, the Fund’s investment adviser, and Brandes Investment Partners, L.P., with no change in the Adviser or the overall management fee paid by the Fund;

2                  To approve a new Sub-Advisory Agreement for the Fund between ING Investments, LLC, the Fund’s investment adviser, and Acadian Asset Management, Inc., with no change in the Adviser or the overall management fee paid by the Fund;

3                  To approve a “Manager-of-Managers” arrangement for the Fund to permit ING Investments, LLC, in its capacity as the Fund’s investment adviser, subject to approval by the Board of Trustees of the Trust, to enter into and materially amend agreements with sub-advisers without obtaining the approval of the Fund’s shareholders; and

4                  To transact such other business, not currently contemplated, that may properly come before the Special Meeting or any adjournment(s) or postponement(s) thereof in the discretion of the proxies or their substitutes.

Results:

	Proposal	Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
Emerging Countries Fund	1	2,736,451	72,825	68,949	—	2,878,225
	3	1,966,239	219,234	77,598	615,154	2,878,225
	4	2,663,854	117,793	96,578	—	2,878,225
International SmallCap	2	5,613,886	134,447	113,433	—	5,861,767
	3	4,099,257	335,066	142,665	1,284,779	5,861,767
	4	5,474,858	225,517	161,391	—	5,861,767

66

ING Funds Distributor, LLC offers the funds listed below. Before investing in a fund, shareholders should carefully review the fund’s prospectus. Investors may obtain a copy of a prospectus of any ING Fund by calling (800) 992-0180 or by going to www.ingfunds.com.

Domestic Equity and Income Funds

ING Balanced Fund
ING Convertible Fund
ING Equity and Bond Fund
ING Equity Income Fund
ING Real Estate Fund

Domestic Equity Growth Funds

ING Disciplined LargeCap Fund
ING Growth Fund
ING LargeCap Growth Fund
ING MidCap Opportunities Fund
ING SmallCap Opportunities Fund
ING Small Company Fund

Domestic Equity Index Funds

ING Index Plus LargeCap Fund
ING Index Plus MidCap Fund
ING Index Plus SmallCap Fund

Domestic Equity Value Funds

ING Financial Services Fund
ING LargeCap Value Fund
ING MagnaCap Fund
ING MidCap Value Fund
ING MidCap Value Choice Fund
ING SmallCap Value Fund
ING SmallCap Value Choice Fund
ING Value Opportunity Fund

Fixed Income Funds

ING GNMA Income Fund
ING Government Fund
ING High Yield Bond Fund
ING Intermediate Bond Fund
ING National Tax-Exempt Bond Fund

Global Equity Funds

ING Global Equity Dividend Fund
ING Global Real Estate Fund
ING Global Science and Technology Fund
ING Global Value Choice Fund

International Equity Funds

ING Emerging Countries Fund
ING Foreign Fund
ING International Fund
ING International Growth Fund
ING International SmallCap Fund
ING International Value Fund
ING International Value Choice Fund
ING Precious Metals Fund
ING Russia Fund

Loan Participation Fund

ING Senior Income Fund

Money Market Funds*

ING Aeltus Money Market Fund
ING Classic Money Market Fund

Strategic Allocation Funds

ING Strategic Allocation Balanced Fund
ING Strategic Allocation Growth Fund
ING Strategic Allocation Income Fund

*                 An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Registrant uses to determine how to vote proxies related to portfolio securities is available (1) without charge, upon request, by calling Shareholder Services toll-free at 800-992-0180; (2) on the Registrant’s website at www.ingfunds.com and (3) on the SEC’s website at www.sec.gov.

Information regarding how the Registrant voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Registrant’s website at www.ingfunds.com and on the SEC website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Registrant files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Registrant’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Registrant’s Forms N-Q may be reviewed and copied at the Commissions Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330; and is available upon request from the Registrant by calling Shareholder Services toll-free at 800-992-0180.

Investment Manager

ING Investments, LLC
7337 E. Doubletree Ranch Road
Scottsdale, Arizona 85258

Administrator

ING Funds Services, LLC
7337 E. Doubletree Ranch Road
Scottsdale, Arizona 85258

Distributor

ING Funds Distributor, LLC
7337 E. Doubletree Ranch Road
Scottsdale, Arizona 85258
1-800-334-3444

Transfer Agent

DST Systems, Inc.
P.O. Box 419368
Kansas City, Missouri 64141

Custodian

The Bank of New York
100 Colonial Center Parkway, Suite 300
Lake Mary, Florida 32746

Legal Counsel

Dechert
1775 I Street, N.W.
Washington, D.C. 20006

For more complete information, or to obtain a prospectus on any ING fund, please call your Investment Professional or ING Funds Distributor, LLC at (800) 992-0180 or log on to www.ingfunds.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the fund. Information regarding how the Funds voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Funds’ website at www.ingfunds.com and on the SEC’s website at www.sec.gov.

PRSAR-UINTLIQ	(0405-062905)

ITEM 2.                             CODE OF ETHICS.

Not required for semi-annual filing.

ITEM 3.                             AUDIT COMMITTEE FINANCIAL EXPERT.

Not required for semi-annual filing.

ITEM 4.                             PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not required for semi-annual filing.

ITEM 5.                             AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not required for semi-annual filing.

ITEM 6.                             SCHEDULE OF INVESTMENTS.

Schedule is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7.                             DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.                             PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.                             PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.                       SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Board has a Nominating Committee for the purpose of considering and presenting to the Board candidates it proposes for nomination to fill Independent Trustee vacancies on the Board.  The Committee currently consists of all Independent Trustees of the Board (6 individuals).  The Nominating Committee operates pursuant to a Charter approved by the Board. The primary purpose of the Nominating Committee is to consider and present to the Board the candidates it proposes for nomination to fill vacancies on the Board. In evaluating candidates, the Nominating Committee may consider a variety of factors, but it has not at this time set any specific minimum qualifications that must be met.  Specific qualifications of candidates for Board membership will be based on the needs of the Board at the time of nomination.

The Nominating Committee is willing to consider nominations received from shareholders and shall assess shareholder nominees in the same manner as it reviews its own nominees.  A shareholder nominee for director should be submitted in writing to the Fund’s Secretary. Any such shareholder nomination should include at a minimum the following information as to each individual proposed for nomination as trustee: such individual’s written consent to be named in the proxy statement as a nominee (if nominated) and to serve as a trustee (if elected), and all information relating to such individual that is required to be disclosed in the solicitation of proxies for election of trustees, or is otherwise required, in each case under applicable federal securities laws, rules and regulations.

The Secretary shall submit all nominations received in a timely manner to the Nominating Committee.  To be timely, any such submission must be delivered to the Fund’s Secretary not earlier than the 90th day prior to such meeting and not later than the close of business on the later of the 60th day prior to such meeting or the 10th day following the day on which public announcement of the date of the meeting is first made, by either disclosure in a press release or in a document publicly filed by the Fund with the Securities and Exchange Commission.

ITEM 11.                       CONTROLS AND PROCEDURES.

(a)                                  Based on our evaluation conducted within 90 days of the filing date, hereof, the design and operation of the registrant’s disclosure controls and procedures are effective to ensure that material information relating to the registrant is made known to the certifying officers by others within the appropriate entities, particularly during the period in which Forms N-CSR are being prepared, and the registrant’s disclosure controls and procedures allow timely preparation and review of the information for the registrant’s Form N-CSR and the officer certifications of such Form N-CSR.

(b)                                 There were no significant changes in the registrant’s internal controls that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.                       EXHIBITS.

(a)(1)                    The Code of Ethics is not required for the semi-annual filing.

(a)(2)                    A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached hereto as EX-99.CERT.

(a)(3)                    Not required for semi-annual filing.

(b)                                 The officer certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): ING Mutual Funds

By	/s/	James M. Hennessy
James M. Hennessy
President and Chief Executive Officer

Date:	July 6, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/	James M. Hennessy
James M. Hennessy
President and Chief Executive Officer

Date:	July 6, 2005

By	/s/	Todd Modic
Todd Modic
Senior Vice President and Chief Financial Officer

Date:	July 6, 2005